Exhibit 10.1

REPLACEMENT FACILITY AMENDMENT

REPLACEMENT FACILITY AMENDMENT, dated as of July 13, 2015 (this “Amendment”), to the Credit Agreement (as defined below), among WOLVERINE WORLD WIDE, INC., a Delaware corporation (the “Parent Borrower”), the lenders from time to time parties hereto, J.P. MORGAN SECURITIES LLC, WELLS FARGO SECURITIES, LLC and MUFG UNION BANK, N.A., as lead arrangers, WELLS FARGO BANK, NATIONAL ASSOCIATION and MUFG UNION BANK, N.A., as co-syndication agents, and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, dated as of July 31, 2012, as amended and restated as of October 10, 2013, among the Parent Borrower, the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent, and the other parties party thereto (the “Credit Agreement”), the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Parent Borrower;

WHEREAS, the Parent Borrower has requested that (i) all of the outstanding Term Loans (the “Existing Term Loans”, and the Lenders of such Existing Term Loans, collectively, the “Existing Term Lenders”) be refinanced and/or replaced with a new term facility (the “Amended Term Loan Facility”) in accordance with Section 10.1 of the Credit Agreement by obtaining New Term Loan Commitments (as defined in Section 2 of this Amendment) and (ii) the Credit Agreement be amended in the form attached hereto as Exhibit A (the “Amended Credit Agreement”), which amendments shall (among other things)  permit the outstanding Revolving Commitments (the “Existing Revolving Commitments”; and the loans outstanding thereunder immediately prior to the Effective Date (as defined below), the “Existing Revolving Loans”) to be replaced with new revolving commitments (the “New Revolving Commitments”; and the loans thereunder, the “New Revolving Loans”) and the Existing Revolving Loans to be refinanced with New Revolving Loans;

WHEREAS, Section 10.1 and, if applicable, Section 2.23 of the Credit Agreement permit the Parent Borrower to amend the Credit Agreement, with the written consent of the Administrative Agent, the Parent Borrower and the Lenders providing Replacement Term Loans, to refinance the Existing Term Loans with the proceeds of the Amended Term Loan Facility;

WHEREAS, Section 10.1 and, if applicable, Section 2.23 of the Credit Agreement permit the Parent Borrower to amend the Credit Agreement, with the written consent of the Administrative Agent, the Parent Borrower and the Lenders providing a Replacement Revolving Facility, to replace the Existing Revolving Commitments and refinance the Existing Revolving Loans with New Revolving Commitments and New Revolving Loans;

WHEREAS, upon the occurrence of the Effective Date, the new term loans under the Amended Term Loan Facility (such new loans comprising the Continued Term Loans and the Additional Term Loans (each as defined below), collectively, the “New Term Loans”) will replace and refinance the Existing Term Loans;

WHEREAS, upon the occurrence of the Effective Date, the New Revolving Commitments and the New Revolving Loans will replace and refinance the Existing Revolving Commitments and the Existing Revolving Loans;

WHEREAS, upon the occurrence of the Effective Date, the Credit Agreement will be deemed amended in the form of the Amended Credit Agreement, including to permit the amount of New Term Loans thereunder to be $450,000,000 and the amount of New Revolving Commitments and New Revolving Loans thereunder to be $500,000,000 following the replacement and refinancing of the Existing Term Loans, Existing Revolving Commitments and Existing Revolving Loans;

WHEREAS, each Existing Term Lender that executes and delivers a signature page to this Amendment (a “Lender Addendum”) and in connection therewith agrees (x) to continue all of its Existing Term Loans as New Term Loans (such continued Term Loans, the “Continued Term Loans” and such Lenders, collectively, the “Continuing Term Lenders”) and (y) to the terms of the Amended Credit Agreement will thereby (i) agree to the terms of this Amendment and the Amended Credit Agreement and (ii) agree to continue all of its Existing Term Loans outstanding on the Effective Date as New Term Loans in a principal amount equal to the aggregate principal amount of such Existing Term Loans so continued (or such lesser amount as notified to such Lender by J.P. Morgan Securities LLC (the “Lead Arranger”) prior to the Effective Date);

WHEREAS, each Existing Revolving Lender that executes and delivers a Lender Addendum and in connection therewith agrees (x) to continue all of its Existing Revolving Commitments as New Revolving Commitments (such continued commitments, the “Continued Revolving Commitments”; and such Lenders, the “Continuing Revolving Lenders”; and the Continuing Revolving Lenders together with the Continuing Term Lenders, the “Continuing Lenders”) and (y) to the terms of the Amended Credit Agreement will thereby (i) agree to the terms of this Amendment and the Amended Credit Agreement, (ii) agree to continue all of its Existing Revolving Commitments in a principal amount equal to the aggregate amount of such Existing Revolving Commitments so continued (or such lesser amount as notified to such Lender by the Lead Arranger prior to the Effective Date) and (iii) agree to make New Revolving Loans from time to time;

WHEREAS, subject to the preceding recitals, each Person (other than a Continuing Term Lender in its capacity as such) that executes and delivers a Lender Addendum and agrees in connection therewith (x) to fund its New Term Loans (such New Term Loans, the “Additional Term Loans”, and the Lenders of such Additional Term Loans, collectively, the “Additional Term Lenders”) and (y) to the terms of the Amended Credit Agreement will thereby (i) agree to the terms of this Amendment and the Amended Credit Agreement and (ii) commit to make Additional Term Loans to the Parent Borrower on the Effective Date as New Term Loans in a principal amount (not in excess of any such commitment) as is determined by the Lead Arranger and notified to such Additional Term Lender prior to the Effective Date;

WHEREAS, subject to the preceding recitals, each Person (other than a Continuing Revolving Lender in its capacity as such) that executes and delivers a Lender

Addendum and agrees in connection therewith (x) to make New Revolving Commitments (such New Revolving Commitments, the “Additional Revolving Commitments”, and the loans thereunder, the “Additional Revolving Loans”, and the Lenders of such Additional Revolving Commitments and Additional Revolving Loans, the “Additional Revolving Lenders”, and the Additional Revolving Lenders together with the Additional Term Lenders, the “Additional Lenders”) to the terms of the Amended Credit Agreement will thereby (i) agree to the terms of this Amendment and the Amended Credit Agreement, (ii) commit to make Additional Revolving Commitments to the Parent Borrower on the Effective Date as New Revolving Commitments in an amount as is determined by the Lead Arranger and notified to such Additional Term Lender prior to the Effective Date and (iii) agree to make Additional Revolving Loans from time to time;

WHEREAS, upon the occurrence of the Effective Date, (i) the proceeds of the Additional Term Loans will be used by the Parent Borrower to repay in full the outstanding principal amount of the Existing Term Loans that are not continued as New Term Loans by Continuing Term Lenders and (ii) the proceeds of the New Revolving Loans will be used by the Parent Borrower to repay in full the outstanding principal amount of the Existing Revolving Loans;

WHEREAS, the Continuing Lenders and the Additional Lenders (collectively, the “New Lenders”) are severally willing to (i) in the case of Continuing Term Lenders and Additional Term Lenders, continue their Existing Term Loans as New Term Loans and/or to make New Term Loans, as the case may be, (ii) in the case of Continuing Revolving Lenders and Additional Revolving Lenders, (A) continue their Existing Revolving Commitments as New Revolving Commitments and/or make New Revolving Commitments, as the case may be, and make New Revolving Loans from time to time, (iii) agree that the amount of New Revolving Commitments under the Amended Credit Agreement is $500,000,000, (iv) agree to the terms of this Amendment and the Amended Credit Agreement and (v) direct the Administrative Agent to enter into an amendment and restatement of the Guarantee and Collateral Agreement as contemplated by Section 6 of this Amendment;

WHEREAS, the Parent Borrower, the Administrative Agent and the New Lenders are willing to agree to this Amendment and the Amended Credit Agreement on the terms set forth herein; and

WHEREAS, the other parties party hereto are willing to agree to the Amended Credit Agreement on the terms set forth herein.

NOW THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto agree as follows:

SECTION 1.                            Definitions.  Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

SECTION 2.                            New Term Loans and New Revolving Commitments.

(a)         Subject to the terms and conditions set forth herein (i) each Continuing Term Lender agrees to continue all (or such lesser amount as notified to such Lender by the Lead Arranger prior to the Effective Date) of its Existing Term Loans as a New Term Loan on the date requested by the Parent Borrower to be the Effective Date in a principal amount equal to such Continuing Term Lender’s New Term Loan Commitment (as defined below), (ii) each Additional Term Lender agrees to make a New Term Loan on such date to the Parent Borrower in a principal amount equal to such Additional Term Lender’s New Term Loan Commitment and (iii) each Continuing Term Lender and Additional Term Lender agrees to this Amendment and the terms of the Amended Credit Agreement (including, following the replacement and refinancing of the Existing Term Loans, that the amount of New Revolving Commitments is $500,000,000).

(b)         Subject to the terms and conditions set forth herein (i) each Continuing Revolving Lender agrees to continue all (or such lesser amount as notified to such Lender by the Lead Arranger prior to the Effective Date) of its Existing Revolving Commitments as New Revolving Commitments on the date requested by the Parent Borrower to be the Effective Date in a principal amount equal to such Continuing Revolving Lender’s New Revolving Commitment (as defined below), (ii) each Additional Revolving Lender agrees to provide New Revolving Commitments on and after such date to the Parent Borrower in a principal amount equal to such Additional Revolving Lender’s New Revolving Commitment and (iii) each Continuing Revolving Lender and Additional Revolving Lender agrees to this Amendment and the terms of the Amended Credit Agreement (including, following the replacement and refinancing of the Existing Revolving Commitments and Existing Revolving Loans, that the amount of New Revolving Commitments is $500,000,000).

(c)          For purposes hereof, a Person shall become a party to the Amended Credit Agreement and an Additional Term Lender and/or an Additional Revolving Lender, as the case may be, as of the Effective Date by executing and delivering to the Administrative Agent, on or prior to the Effective Date, a Lender Addendum in its capacity as an Additional Term Lender and/or an Additional Revolving Lender, as the case may be.  The Parent Borrower shall give notice to the Administrative Agent of the proposed Effective Date not later than one Business Day prior thereto, and the Administrative Agent shall notify each New Lender thereof.  For the avoidance of doubt, (x) the Existing Term Loans of a Continuing Term Lender must be continued in whole and may not be continued in part unless approved by the Lead Arranger and (y) the Existing Revolving Commitments of a Continuing Revolving Lender must be continued in whole and may not be continued in part unless approved by the Lead Arranger.

(d)         Each Additional Term Lender will make its New Term Loan on the Effective Date by making available to the Administrative Agent, in the manner contemplated by Section 2.2 of the Amended Credit Agreement, an amount equal to its New Term Loan Commitment.  The “New Term Loan Commitment” of (i) any Continuing Term Lender will be the amount of its Existing Term Loans as set forth in the Register as of the Effective Date (or such lesser amount as notified to such Lender by the Lead Arranger prior to the Effective Date), which shall be continued as an equal principal amount of New Term Loans, and (ii) any Additional Term Lender will be such amount (not exceeding any commitment offered by such Additional Term Lender) allocated to it by the Lead Arranger and notified to it on or prior to the Effective Date.  The commitments of the Additional Term Lenders and the continuation undertakings of the

Continuing Term Lenders are several, and no such Lender will be responsible for any other such Lender’s failure to make or acquire by continuation its New Term Loan.

(e)          The New Revolving Commitments of each Continuing Revolving Lender and each Additional Revolving Lender will be available to the Parent Borrower on the Effective Date. The “New Revolving Commitment” of (i) any Continuing Revolving Lender will be the amount of its Existing Revolving Commitment as set forth in the Register as of the Effective Date (or such lesser amount as notified to such Lender by the Lead Arranger prior to the Effective Date), which shall be continued as an equal amount of New Revolving Commitments and (ii) any Additional Revolving Lender will be such amount (not exceeding any commitment offered by such Additional Revolving Lender) allocated to it by the Lead Arranger and notified to it on or prior to the Effective Date.  The Commitments of the Continuing Revolving Lenders and Additional Revolving Lenders are several, and (subject to Section 2.24 of the Amended Credit Agreement) no such Lender will be responsible for any other such Lender’s failure to make or acquire its New Revolving Loans.

(f)           The obligation of each New Lender to make, provide or acquire by continuation New Term Loans or New Revolving Commitments, as the case may be, on the Effective Date is subject to the satisfaction of the conditions set forth in Section 3 of this Amendment.

(g)          On and after the Effective Date, each reference in the Amended Credit Agreement to (i) “Term Loans” shall be deemed a reference to the New Term Loans contemplated hereby, (ii) “Revolving Commitments” shall be deemed a reference to the New Revolving Commitments contemplated hereby and (iii) “Revolving Loans” shall be deemed a reference to New Revolving Loans, except in each case as the context may otherwise require.  Notwithstanding the foregoing, the provisions of the Credit Agreement with respect to indemnification, reimbursement of costs and expenses, increased costs and break funding payments shall continue in full force and effect with respect to, and for the benefit of, each Existing Term Lender in respect of such Lender’s Existing Term Loans and each Existing Revolving Lender in respect of such Lender’s Existing Revolving Commitments and Existing Revolving Loans.

(h)         On the Effective Date, all Existing Revolving Loans shall be deemed repaid and reborrowed as New Revolving Loans in accordance with Section 2.5(c) of the Amended Credit Agreement.

(i)             The continuation of Continued Term Loans may be implemented pursuant to other procedures specified by the Lead Arranger, including by repayment of Continued Term Loans of a Continuing Term Lender followed by a subsequent assignment to it of New Term Loans in the same amount.

(j)            For the avoidance of doubt, the Lenders hereby acknowledge and agree that, at the sole option of the Lead Arranger, any Lender with Existing Term Loans that are not continued as Continued Term Loans as contemplated hereby (“Non-Continued Term Loans”) shall, automatically upon receipt of the amount necessary to purchase such Lender’s Non-Continued Term Loans, at par, and with all accrued interest thereon, be deemed to have assigned such Non-Continued Term Loans pursuant to a form of Assignment and Assumption and, accordingly, no other action by the Lenders, the Administrative Agent or the Loan Parties shall be required in connection therewith.

SECTION 3.                            Effective Date.  This Amendment (subject to Section 4), and the obligation of each Additional Term Lender to make or acquire by continuation New Term Loans and the obligation of each Additional Revolving Lender to provide New Revolving Commitments and make New Revolving Loans, shall become effective as of the date (the “Effective Date”) on which the conditions set forth in Section 5.4 of the Amended Credit Agreement have been satisfied.

SECTION 4.                            Representations and Warranties.  The Parent Borrower represents and warrants to each of the Lenders and the Administrative Agent that, as of the Effective Date, (a) entry into this Amendment is within the Parent Borrower’s corporate powers, (b) this Amendment has been duly authorized by all necessary corporate, stockholder and shareholder action of the Parent Borrower and (c) assuming due execution and delivery by all parties other than the Parent Borrower, the Credit Agreement, as amended by this Amendment, constitutes a legal, valid and binding obligation of the Parent Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 5.                            Amendment to Credit Agreement.  Effective as of the Effective Date: (a) the Credit Agreement is hereby amended and restated in its entirety in the form of the Amended Credit Agreement set forth as Exhibit A hereto, (b) the Schedules to the Credit Agreement are amended and restated in their entirety in the form appended to the Amended Credit Agreement and (c) Exhibits B-1, B-2 and B-3 hereto are added to the Credit Agreement as Exhibits J-1, J-2 and K, respectively, to the Credit Agreement.

Except as set forth above, all exhibits to the Credit Agreement, in the forms thereof immediately prior to the Effective Date, will continue to be exhibits to the Amended Credit Agreement.

SECTION 6.                            Amendment to Guarantee and Collateral Agreement. The New Lenders hereby authorize the Administrative Agent to enter into an amended and restated Guarantee and Collateral Agreement substantially in the form of Exhibit C hereto.

SECTION 7.                            Effect of Amendment.

7.1.    Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and affect. The Parent Borrower and each Subsidiary Guarantor acknowledges and agrees that all of the Liens and security interests created and arising under any Loan Document remain in full force and effect and continue to secure its Obligations (as such term is defined after giving effect to this Amendment and the amendment and restatement of the Guarantee and Collateral Agreement), unimpaired, uninterrupted and undischarged, regardless of the effectiveness of this Amendment. Nothing herein shall be deemed to entitle the Parent Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. Nothing in this Amendment shall be deemed to be a novation of any obligations under the Credit Agreement or any other Loan Document.

7.2.    On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement as amended hereby.  This Amendment shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents (as defined in the Amended Credit Agreement).

7.3.                            Except as expressly provided herein or in the Amended Credit Agreement, the Amended Term Loan Facility, the New Revolving Commitments and New Revolving Loans shall be subject to the terms and provisions of the Amended Credit Agreement and the other Loan Documents.

SECTION 8.                            General.

8.1.    GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

8.2.    Costs and Expenses.  The Parent Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

8.3.    Counterparts.  This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page of this Amendment by email or facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

8.4.          Amendments.  This Amendment may be amended, modified or supplemented only by a writing signed by the Required Lenders (as defined in the Amended Credit Agreement) and the Parent Borrower; provided that any amendment or modification that would require the consent of all Lenders or all affected Lenders if made under the Amended Credit Agreement shall require the consent of all Lenders (as defined in the Amended Credit Agreement) or all affected Lenders (as defined in the Amended Credit Agreement), as applicable.

8.5.    Headings.  The headings of this Amendment are used for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

WOLVERINE WORLD WIDE, INC., as Parent Borrower

By:	/s/ Michael D. Stornant
Name: Michael D. Stornant
Title: Senior Vice President, Chief Financial Officer and Treasurer

Signature Page to Amendment

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Thomas A. Gamm
Name: Thomas A Gamm
Title: Managing Director

Signature Page to Amendment

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Co-Syndication Agent

By:	/s/ Charles W. Lott
Name: Charles W. Lott
Title: Senior Vice President

Signature Page to Amendment

MUFG UNION BANK, N.A., as Co-Syndication Agent

By:	/s/ Michael Gardner
Name: Michael Gardner
Title: Director

Signature Page to Amendment

CONTINUING TERM

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement Facility Amendment, dated as of July 13, 2015 (the “Amendment”) to the Credit Agreement dated as of July 31, 2012 as amended and restated as of October 10, 2013 (the “Credit Agreement”), among, inter alia, WOLVERINE WORLD WIDE, INC. (“Parent Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to continue its Existing Term Loans as New Term Loans on the Effective Date in the amount of its New Term Loan Commitment and (C) that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Term Loans will be “Term Loans” under the Amended Credit Agreement.

Name of Institution:           JPMorgan Chase Bank, N.A.

Executing as a Continuing Term Lender:

By:
/s/ Sabir A. Hashmy
Name: Sabir A. Hashmy
Title: Managing Director

For any institution requiring a second signature line:

By:

Name:
Title:

☒ CHECK HERE IF LENDER ELECTS A CASHLESS ROLL OF ITS TERM LOANS

ADDITIONAL TERM

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement Facility Amendment, dated as of July 13, 2015 (the “Amendment”) to the Credit Agreement dated as of July 31, 2012 as amended and restated as of October 10, 2013 (the “Credit Agreement”), among, inter alia, WOLVERINE WORLD WIDE, INC. (“Parent Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as an Additional Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to make and fund New Term Loans on the Effective Date in the amount of such Additional Term Lender’s New Term Loan Commitment and (C) that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Term Loans will be “Term Loans” under the Amended Credit Agreement.

Name of Institution:           JPMorgan Chase Bank, N.A.

Executing as an Additional Term Lender:

By:
/s/ Sabir A. Hashmy
Name: Sabir A. Hashmy
Title: Managing Director

For any institution requiring a second signature line:

By:

Name:
Title:

CONTINUING REVOLVING

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement Facility Amendment, dated as of July 13, 2015 (the “Amendment”) to the Credit Agreement dated as of July 31, 2012 as amended and restated as of October 10, 2013 (the “Credit Agreement”), among, inter alia, WOLVERINE WORLD WIDE, INC. (“Parent Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Revolving Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to continue its Existing Revolving Commitments as New Revolving Commitments on the Effective Date in the amount of its New Revolving Commitment, (C) on the Effective Date to make New Revolving Loans in the amount required to give effect to the provisions of Section 2.5(c) of the Amended Credit Agreement and (D) that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Revolving Commitments and New Revolving Loans will be “Revolving Commitments” or “Revolving Loans”, as applicable, under the Amended Credit Agreement.

Name of Institution:           JPMorgan Chase Bank, N.A.

Executing as a Continuing Revolving Lender:

By:
/s/ Sabir A. Hashmy
Name: Sabir A. Hashmy
Title: Managing Director

For any institution requiring a second signature line:

By:

Name:
Title:

☒ CHECK HERE IF LENDER ELECTS A CASHLESS ROLL OF ITS REVOLVING LOANS, IF ANY

ADDITIONAL REVOLVING

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement Facility Amendment, dated as of July 13, 2015 (the “Amendment”) to the Credit Agreement dated as of July 31, 2012 as amended and restated as of October 10, 2013 (the “Credit Agreement”), among, inter alia, WOLVERINE WORLD WIDE, INC. (“Parent Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as an Additional Revolving Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to provide New Revolving Commitments on and after the Effective Date in the amount of such Additional Revolving Lender’s New Revolving Commitment, (C) on the Effective Date to make New Revolving Loans in the amount required to give effect to the provisions of Section 2.5(c) of the Amended Credit Agreement and (D) that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Revolving Commitments and New Revolving Loans will be “Revolving Commitments” or “Revolving Loans”, as applicable, under the Amended Credit Agreement.

Name of Institution:           JPMorgan Chase Bank, N.A.

Executing as an Additional Revolving Lender:

By:
/s/ Sabir A. Hashmy
Name: Sabir A. Hashmy
Title: Managing Director

For any institution requiring a second signature line:

By:

Name:
Title:

CONTINUING TERM

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement Facility Amendment, dated as of July 13, 2015 (the “Amendment”) to the Credit Agreement dated as of July 31, 2012 as amended and restated as of October 10, 2013 (the “Credit Agreement”), among, inter alia, WOLVERINE WORLD WIDE, INC. (“Parent Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to continue its Existing Term Loans as New Term Loans on the Effective Date in the amount of its New Term Loan Commitment and (C) that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Term Loans will be “Term Loans” under the Amended Credit Agreement.

Name of Institution:           Wells Fargo Bank, National Assocation

Executing as a Continuing Term Lender:

By:
/s/ Charles W. Lott
Name: Charles W. Lott
Title: Senior Vice President

For any institution requiring a second signature line:

By:

Name:
Title:

☒ CHECK HERE IF LENDER ELECTS A CASHLESS ROLL OF ITS TERM LOANS

ADDITIONAL TERM

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement Facility Amendment, dated as of July 13, 2015 (the “Amendment”) to the Credit Agreement dated as of July 31, 2012 as amended and restated as of October 10, 2013 (the “Credit Agreement”), among, inter alia, WOLVERINE WORLD WIDE, INC. (“Parent Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as an Additional Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to make and fund New Term Loans on the Effective Date in the amount of such Additional Term Lender’s New Term Loan Commitment and (C) that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Term Loans will be “Term Loans” under the Amended Credit Agreement.

Name of Institution:           Wells Fargo Bank, National Assocation

Executing as an Additional Term Lender:

By:
/s/ Charles W. Lott
Name: Charles W. Lott
Title: Senior Vice President

For any institution requiring a second signature line:

By:

Name:
Title:

CONTINUING REVOLVING

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement Facility Amendment, dated as of July 13, 2015 (the “Amendment”) to the Credit Agreement dated as of July 31, 2012 as amended and restated as of October 10, 2013 (the “Credit Agreement”), among, inter alia, WOLVERINE WORLD WIDE, INC. (“Parent Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Revolving Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to continue its Existing Revolving Commitments as New Revolving Commitments on the Effective Date in the amount of its New Revolving Commitment, (C) on the Effective Date to make New Revolving Loans in the amount required to give effect to the provisions of Section 2.5(c) of the Amended Credit Agreement and (D) that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Revolving Commitments and New Revolving Loans will be “Revolving Commitments” or “Revolving Loans”, as applicable, under the Amended Credit Agreement.

Name of Institution:           Wells Fargo Bank, National Assocation

Executing as a Continuing Revolving Lender:

By:
/s/ Charles W. Lott
Name: Charles W. Lott
Title: Senior Vice President

For any institution requiring a second signature line:

By:

Name:
Title:

☒ CHECK HERE IF LENDER ELECTS A CASHLESS ROLL OF ITS REVOLVING LOANS, IF ANY

ADDITIONAL REVOLVING

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement Facility Amendment, dated as of July 13, 2015 (the “Amendment”) to the Credit Agreement dated as of July 31, 2012 as amended and restated as of October 10, 2013 (the “Credit Agreement”), among, inter alia, WOLVERINE WORLD WIDE, INC. (“Parent Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as an Additional Revolving Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to provide New Revolving Commitments on and after the Effective Date in the amount of such Additional Revolving Lender’s New Revolving Commitment, (C) on the Effective Date to make New Revolving Loans in the amount required to give effect to the provisions of Section 2.5(c) of the Amended Credit Agreement and (D) that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Revolving Commitments and New Revolving Loans will be “Revolving Commitments” or “Revolving Loans”, as applicable, under the Amended Credit Agreement.

Name of Institution:           Wells Fargo Bank, National Assocation

Executing as an Additional Revolving Lender:

By:
/s/ Charles W. Lott
Name: Charles W. Lott
Title: Senior Vice President

For any institution requiring a second signature line:

By:

Name:
Title:

CONTINUING TERM

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement Facility Amendment, dated as of July 13, 2015 (the “Amendment”) to the Credit Agreement dated as of July 31, 2012 as amended and restated as of October 10, 2013 (the “Credit Agreement”), among, inter alia, WOLVERINE WORLD WIDE, INC. (“Parent Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to continue its Existing Term Loans as New Term Loans on the Effective Date in the amount of its New Term Loan Commitment and (C) that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Term Loans will be “Term Loans” under the Amended Credit Agreement.

Name of Institution:           MUFG Union Bank, N.A.

Executing as a Continuing Term Lender:

By:
/s/ Michael Gardner
Name: Michael Gardner
Title: Director

For any institution requiring a second signature line:

By:

Name:
Title:

☒ CHECK HERE IF LENDER ELECTS A CASHLESS ROLL OF ITS TERM LOANS

ADDITIONAL TERM

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement Facility Amendment, dated as of July 13, 2015 (the “Amendment”) to the Credit Agreement dated as of July 31, 2012 as amended and restated as of October 10, 2013 (the “Credit Agreement”), among, inter alia, WOLVERINE WORLD WIDE, INC. (“Parent Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as an Additional Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to make and fund New Term Loans on the Effective Date in the amount of such Additional Term Lender’s New Term Loan Commitment and (C) that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Term Loans will be “Term Loans” under the Amended Credit Agreement.

Name of Institution:           MUFG Union Bank, N.A.

Executing as an Additional Term Lender:

By:
/s/ Michael Gardner
Name: Michael Gardner
Title: Director

For any institution requiring a second signature line:

By:

Name:
Title:

CONTINUING REVOLVING

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement Facility Amendment, dated as of July 13, 2015 (the “Amendment”) to the Credit Agreement dated as of July 31, 2012 as amended and restated as of October 10, 2013 (the “Credit Agreement”), among, inter alia, WOLVERINE WORLD WIDE, INC. (“Parent Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Revolving Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to continue its Existing Revolving Commitments as New Revolving Commitments on the Effective Date in the amount of its New Revolving Commitment, (C) on the Effective Date to make New Revolving Loans in the amount required to give effect to the provisions of Section 2.5(c) of the Amended Credit Agreement and (D) that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Revolving Commitments and New Revolving Loans will be “Revolving Commitments” or “Revolving Loans”, as applicable, under the Amended Credit Agreement.

Name of Institution:           MUFG Union Bank, N.A.

Executing as a Continuing Revolving Lender:

By:
/s/ Michael Gardner
Name: Michael Gardner
Title: Director

For any institution requiring a second signature line:

By:

Name:
Title:

☒ CHECK HERE IF LENDER ELECTS A CASHLESS ROLL OF ITS REVOLVING LOANS, IF ANY

ADDITIONAL REVOLVING

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement Facility Amendment, dated as of July 13, 2015 (the “Amendment”) to the Credit Agreement dated as of July 31, 2012 as amended and restated as of October 10, 2013 (the “Credit Agreement”), among, inter alia, WOLVERINE WORLD WIDE, INC. (“Parent Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as an Additional Revolving Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to provide New Revolving Commitments on and after the Effective Date in the amount of such Additional Revolving Lender’s New Revolving Commitment, (C) on the Effective Date to make New Revolving Loans in the amount required to give effect to the provisions of Section 2.5(c) of the Amended Credit Agreement and (D) that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Revolving Commitments and New Revolving Loans will be “Revolving Commitments” or “Revolving Loans”, as applicable, under the Amended Credit Agreement.

Name of Institution:           MUFG Union Bank, N.A.

Executing as an Additional Revolving Lender:

By:
/s/ Michael Gardner
Name: Michael Gardner
Title: Director

For any institution requiring a second signature line:

By:

Name:
Title:

CONTINUING TERM

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement Facility Amendment, dated as of July 13, 2015 (the “Amendment”) to the Credit Agreement dated as of July 31, 2012 as amended and restated as of October 10, 2013 (the “Credit Agreement”), among, inter alia, WOLVERINE WORLD WIDE, INC. (“Parent Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to continue its Existing Term Loans as New Term Loans on the Effective Date in the amount of its New Term Loan Commitment and (C) that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Term Loans will be “Term Loans” under the Amended Credit Agreement.

Name of Institution:           Fifth Third Bank

Executing as a Continuing Term Lender:

By:
/s/ Yael Eisenberg
Name: Yael Eisenberg
Title: Asst. Vice President

For any institution requiring a second signature line:

By:

Name:
Title:

☒ CHECK HERE IF LENDER ELECTS A CASHLESS ROLL OF ITS TERM LOANS

ADDITIONAL TERM

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement Facility Amendment, dated as of July 13, 2015 (the “Amendment”) to the Credit Agreement dated as of July 31, 2012 as amended and restated as of October 10, 2013 (the “Credit Agreement”), among, inter alia, WOLVERINE WORLD WIDE, INC. (“Parent Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as an Additional Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to make and fund New Term Loans on the Effective Date in the amount of such Additional Term Lender’s New Term Loan Commitment and (C) that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Term Loans will be “Term Loans” under the Amended Credit Agreement.

Name of Institution:           Fifth Third Bank

Executing as an Additional Term Lender:

By:
/s/ Yael Eisenberg
Name: Yael Eisenberg
Title: Asst. Vice President

For any institution requiring a second signature line:

By:

Name:
Title:

CONTINUING REVOLVING

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement Facility Amendment, dated as of July 13, 2015 (the “Amendment”) to the Credit Agreement dated as of July 31, 2012 as amended and restated as of October 10, 2013 (the “Credit Agreement”), among, inter alia, WOLVERINE WORLD WIDE, INC. (“Parent Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Revolving Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to continue its Existing Revolving Commitments as New Revolving Commitments on the Effective Date in the amount of its New Revolving Commitment, (C) on the Effective Date to make New Revolving Loans in the amount required to give effect to the provisions of Section 2.5(c) of the Amended Credit Agreement and (D) that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Revolving Commitments and New Revolving Loans will be “Revolving Commitments” or “Revolving Loans”, as applicable, under the Amended Credit Agreement.

Name of Institution:           Fifth Third Bank

Executing as a Continuing Revolving Lender:

By:
/s/ Yael Eisenberg
Name: Yael Eisenberg
Title: Asst. Vice President

For any institution requiring a second signature line:

By:
/s/ Ramin Ganjavi
Name: Ramin Ganjavi
Title: AVP, Fifth Third Bank — Canadian Branch

☒ CHECK HERE IF LENDER ELECTS A CASHLESS ROLL OF ITS REVOLVING LOANS, IF ANY

ADDITIONAL REVOLVING

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement Facility Amendment, dated as of July 13, 2015 (the “Amendment”) to the Credit Agreement dated as of July 31, 2012 as amended and restated as of October 10, 2013 (the “Credit Agreement”), among, inter alia, WOLVERINE WORLD WIDE, INC. (“Parent Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as an Additional Revolving Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to provide New Revolving Commitments on and after the Effective Date in the amount of such Additional Revolving Lender’s New Revolving Commitment, (C) on the Effective Date to make New Revolving Loans in the amount required to give effect to the provisions of Section 2.5(c) of the Amended Credit Agreement and (D) that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Revolving Commitments and New Revolving Loans will be “Revolving Commitments” or “Revolving Loans”, as applicable, under the Amended Credit Agreement.

Name of Institution:           Fifth Third Bank

Executing as an Additional Revolving Lender:

By:
/s/ Yael Eisenberg
Name: Yael Eisenberg
Title: Asst. Vice President

For any institution requiring a second signature line:

By:
/s/ Ramin Ganjavi
Name: Ramin Ganjavi
Title: AVP, Fifth Third Bank — Canadian Branch

CONTINUING TERM

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement Facility Amendment, dated as of July 13, 2015 (the “Amendment”) to the Credit Agreement dated as of July 31, 2012 as amended and restated as of October 10, 2013 (the “Credit Agreement”), among, inter alia, WOLVERINE WORLD WIDE, INC. (“Parent Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to continue its Existing Term Loans as New Term Loans on the Effective Date in the amount of its New Term Loan Commitment and (C) that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Term Loans will be “Term Loans” under the Amended Credit Agreement.

Name of Institution:           PNC Bank, National Association

Executing as a Continuing Term Lender:

By:
/s/ Josh Droppers
Name: Josh Droppers
Title: Assistant Vice President

For any institution requiring a second signature line:

By:

Name:
Title:

☒ CHECK HERE IF LENDER ELECTS A CASHLESS ROLL OF ITS TERM LOANS

ADDITIONAL TERM

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement Facility Amendment, dated as of July 13, 2015 (the “Amendment”) to the Credit Agreement dated as of July 31, 2012 as amended and restated as of October 10, 2013 (the “Credit Agreement”), among, inter alia, WOLVERINE WORLD WIDE, INC. (“Parent Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as an Additional Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to make and fund New Term Loans on the Effective Date in the amount of such Additional Term Lender’s New Term Loan Commitment and (C) that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Term Loans will be “Term Loans” under the Amended Credit Agreement.

Name of Institution:           PNC Bank, National Association

Executing as an Additional Term Lender:

By:
/s/ Josh Droppers
Name: Josh Droppers
Title: Assistant Vice President

For any institution requiring a second signature line:

By:

Name:
Title:

CONTINUING REVOLVING

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement Facility Amendment, dated as of July 13, 2015 (the “Amendment”) to the Credit Agreement dated as of July 31, 2012 as amended and restated as of October 10, 2013 (the “Credit Agreement”), among, inter alia, WOLVERINE WORLD WIDE, INC. (“Parent Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Revolving Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to continue its Existing Revolving Commitments as New Revolving Commitments on the Effective Date in the amount of its New Revolving Commitment, (C) on the Effective Date to make New Revolving Loans in the amount required to give effect to the provisions of Section 2.5(c) of the Amended Credit Agreement and (D) that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Revolving Commitments and New Revolving Loans will be “Revolving Commitments” or “Revolving Loans”, as applicable, under the Amended Credit Agreement.

Name of Institution:           PNC Bank, National Association

Executing as a Continuing Revolving Lender:

By:
/s/ Josh Droppers
Name: Josh Droppers
Title: Assistant Vice President

For any institution requiring a second signature line:

By:

Name:
Title:

☒ CHECK HERE IF LENDER ELECTS A CASHLESS ROLL OF ITS REVOLVING LOANS, IF ANY

ADDITIONAL REVOLVING

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement Facility Amendment, dated as of July 13, 2015 (the “Amendment”) to the Credit Agreement dated as of July 31, 2012 as amended and restated as of October 10, 2013 (the “Credit Agreement”), among, inter alia, WOLVERINE WORLD WIDE, INC. (“Parent Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as an Additional Revolving Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to provide New Revolving Commitments on and after the Effective Date in the amount of such Additional Revolving Lender’s New Revolving Commitment, (C) on the Effective Date to make New Revolving Loans in the amount required to give effect to the provisions of Section 2.5(c) of the Amended Credit Agreement and (D) that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Revolving Commitments and New Revolving Loans will be “Revolving Commitments” or “Revolving Loans”, as applicable, under the Amended Credit Agreement.

Name of Institution:           PNC Bank, National Association

Executing as an Additional Revolving Lender:

By:
/s/ Josh Droppers
Name: Josh Droppers
Title: Assistant Vice President

For any institution requiring a second signature line:

By:

Name:
Title:

CONTINUING TERM

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement Facility Amendment, dated as of July 13, 2015 (the “Amendment”) to the Credit Agreement dated as of July 31, 2012 as amended and restated as of October 10, 2013 (the “Credit Agreement”), among, inter alia, WOLVERINE WORLD WIDE, INC. (“Parent Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to continue its Existing Term Loans as New Term Loans on the Effective Date in the amount of its New Term Loan Commitment and (C) that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Term Loans will be “Term Loans” under the Amended Credit Agreement.

Name of Institution:           Bank of America, N.A.

Executing as a Continuing Term Lender:

By:
/s/ Jennifer E. Brown
Name: Jennifer E. Brown
Title: Vice President

For any institution requiring a second signature line:

By:

Name:
Title:

☒ CHECK HERE IF LENDER ELECTS A CASHLESS ROLL OF ITS TERM LOANS

ADDITIONAL TERM

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement Facility Amendment, dated as of July 13, 2015 (the “Amendment”) to the Credit Agreement dated as of July 31, 2012 as amended and restated as of October 10, 2013 (the “Credit Agreement”), among, inter alia, WOLVERINE WORLD WIDE, INC. (“Parent Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as an Additional Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to make and fund New Term Loans on the Effective Date in the amount of such Additional Term Lender’s New Term Loan Commitment and (C) that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Term Loans will be “Term Loans” under the Amended Credit Agreement.

Name of Institution:           Bank of America, N.A.

Executing as an Additional Term Lender:

By:
/s/ Jennifer E. Brown
Name: Jennifer E. Brown
Title: Vice President

For any institution requiring a second signature line:

By:

Name:
Title:

CONTINUING REVOLVING

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement Facility Amendment, dated as of July 13, 2015 (the “Amendment”) to the Credit Agreement dated as of July 31, 2012 as amended and restated as of October 10, 2013 (the “Credit Agreement”), among, inter alia, WOLVERINE WORLD WIDE, INC. (“Parent Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Revolving Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to continue its Existing Revolving Commitments as New Revolving Commitments on the Effective Date in the amount of its New Revolving Commitment, (C) on the Effective Date to make New Revolving Loans in the amount required to give effect to the provisions of Section 2.5(c) of the Amended Credit Agreement and (D) that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Revolving Commitments and New Revolving Loans will be “Revolving Commitments” or “Revolving Loans”, as applicable, under the Amended Credit Agreement.

Name of Institution:           Bank of America, N.A.

Executing as a Continuing Revolving Lender:

By:
/s/ Jennifer E. Brown
Name: Jennifer E. Brown
Title: Vice President

For any institution requiring a second signature line:

By:

Name:
Title:

☒ CHECK HERE IF LENDER ELECTS A CASHLESS ROLL OF ITS REVOLVING LOANS, IF ANY

ADDITIONAL REVOLVING

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement Facility Amendment, dated as of July 13, 2015 (the “Amendment”) to the Credit Agreement dated as of July 31, 2012 as amended and restated as of October 10, 2013 (the “Credit Agreement”), among, inter alia, WOLVERINE WORLD WIDE, INC. (“Parent Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as an Additional Revolving Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to provide New Revolving Commitments on and after the Effective Date in the amount of such Additional Revolving Lender’s New Revolving Commitment, (C) on the Effective Date to make New Revolving Loans in the amount required to give effect to the provisions of Section 2.5(c) of the Amended Credit Agreement and (D) that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Revolving Commitments and New Revolving Loans will be “Revolving Commitments” or “Revolving Loans”, as applicable, under the Amended Credit Agreement.

Name of Institution:           Bank of America, N.A.

Executing as an Additional Revolving Lender:

By:
/s/ Jennifer E. Brown
Name: Jennifer E. Brown
Title: Vice President

For any institution requiring a second signature line:

By:

Name:
Title:

CONTINUING TERM

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement Facility Amendment, dated as of July 13, 2015 (the “Amendment”) to the Credit Agreement dated as of July 31, 2012 as amended and restated as of October 10, 2013 (the “Credit Agreement”), among, inter alia, WOLVERINE WORLD WIDE, INC. (“Parent Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to continue its Existing Term Loans as New Term Loans on the Effective Date in the amount of its New Term Loan Commitment and (C) that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Term Loans will be “Term Loans” under the Amended Credit Agreement.

Name of Institution:           Sumitomo Mitsui Banking Corp.

Executing as a Continuing Term Lender:

By:
/s/ David Kee
Name: David Kee
Title: Managing Director

For any institution requiring a second signature line:

By:

Name:
Title:

☒ CHECK HERE IF LENDER ELECTS A CASHLESS ROLL OF ITS TERM LOANS

ADDITIONAL TERM

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement Facility Amendment, dated as of July 13, 2015 (the “Amendment”) to the Credit Agreement dated as of July 31, 2012 as amended and restated as of October 10, 2013 (the “Credit Agreement”), among, inter alia, WOLVERINE WORLD WIDE, INC. (“Parent Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as an Additional Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to make and fund New Term Loans on the Effective Date in the amount of such Additional Term Lender’s New Term Loan Commitment and (C) that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Term Loans will be “Term Loans” under the Amended Credit Agreement.

Name of Institution:           Sumitomo Mitsui Banking Corp.

Executing as an Additional Term Lender:

By:
/s/ David Kee
Name: David Kee
Title: Managing Director

For any institution requiring a second signature line:

By:

Name:
Title:

CONTINUING REVOLVING

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement Facility Amendment, dated as of July 13, 2015 (the “Amendment”) to the Credit Agreement dated as of July 31, 2012 as amended and restated as of October 10, 2013 (the “Credit Agreement”), among, inter alia, WOLVERINE WORLD WIDE, INC. (“Parent Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Revolving Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to continue its Existing Revolving Commitments as New Revolving Commitments on the Effective Date in the amount of its New Revolving Commitment, (C) on the Effective Date to make New Revolving Loans in the amount required to give effect to the provisions of Section 2.5(c) of the Amended Credit Agreement and (D) that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Revolving Commitments and New Revolving Loans will be “Revolving Commitments” or “Revolving Loans”, as applicable, under the Amended Credit Agreement.

Name of Institution:           Sumitomo Mitsui Banking Corp.

Executing as a Continuing Revolving Lender:

By:
/s/ David Kee
Name: David Kee
Title: Managing Director

For any institution requiring a second signature line:

By:

Name:
Title:

☒ CHECK HERE IF LENDER ELECTS A CASHLESS ROLL OF ITS REVOLVING LOANS, IF ANY

ADDITIONAL REVOLVING

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement Facility Amendment, dated as of July 13, 2015 (the “Amendment”) to the Credit Agreement dated as of July 31, 2012 as amended and restated as of October 10, 2013 (the “Credit Agreement”), among, inter alia, WOLVERINE WORLD WIDE, INC. (“Parent Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as an Additional Revolving Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to provide New Revolving Commitments on and after the Effective Date in the amount of such Additional Revolving Lender’s New Revolving Commitment, (C) on the Effective Date to make New Revolving Loans in the amount required to give effect to the provisions of Section 2.5(c) of the Amended Credit Agreement and (D) that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Revolving Commitments and New Revolving Loans will be “Revolving Commitments” or “Revolving Loans”, as applicable, under the Amended Credit Agreement.

Name of Institution:           Sumitomo Mitsui Banking Corp.

Executing as an Additional Revolving Lender:

By:
/s/ David Kee
Name: David Kee
Title: Managing Director

For any institution requiring a second signature line:

By:

Name:
Title:

CONTINUING TERM

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement Facility Amendment, dated as of July 13, 2015 (the “Amendment”) to the Credit Agreement dated as of July 31, 2012 as amended and restated as of October 10, 2013 (the “Credit Agreement”), among, inter alia, WOLVERINE WORLD WIDE, INC. (“Parent Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to continue its Existing Term Loans as New Term Loans on the Effective Date in the amount of its New Term Loan Commitment and (C) that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Term Loans will be “Term Loans” under the Amended Credit Agreement.

Name of Institution:           HSBC Bank USA, N.A.

Executing as a Continuing Term Lender:

By:
/s/ Andrew Bicker
Name: Andrew Bicker
Title: Senior Vice President

For any institution requiring a second signature line:

By:

Name:
Title:

☒ CHECK HERE IF LENDER ELECTS A CASHLESS ROLL OF ITS TERM LOANS

ADDITIONAL TERM

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement Facility Amendment, dated as of July 13, 2015 (the “Amendment”) to the Credit Agreement dated as of July 31, 2012 as amended and restated as of October 10, 2013 (the “Credit Agreement”), among, inter alia, WOLVERINE WORLD WIDE, INC. (“Parent Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as an Additional Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to make and fund New Term Loans on the Effective Date in the amount of such Additional Term Lender’s New Term Loan Commitment and (C) that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Term Loans will be “Term Loans” under the Amended Credit Agreement.

Name of Institution:           HSBC Bank USA, N.A.

Executing as an Additional Term Lender:

By:
/s/ Andrew Bicker
Name: Andrew Bicker
Title: Senior Vice President

For any institution requiring a second signature line:

By:

Name:
Title:

CONTINUING REVOLVING

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement Facility Amendment, dated as of July 13, 2015 (the “Amendment”) to the Credit Agreement dated as of July 31, 2012 as amended and restated as of October 10, 2013 (the “Credit Agreement”), among, inter alia, WOLVERINE WORLD WIDE, INC. (“Parent Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Revolving Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to continue its Existing Revolving Commitments as New Revolving Commitments on the Effective Date in the amount of its New Revolving Commitment, (C) on the Effective Date to make New Revolving Loans in the amount required to give effect to the provisions of Section 2.5(c) of the Amended Credit Agreement and (D) that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Revolving Commitments and New Revolving Loans will be “Revolving Commitments” or “Revolving Loans”, as applicable, under the Amended Credit Agreement.

Name of Institution:           HSBC Bank USA, N.A.

Executing as a Continuing Revolving Lender:

By:
/s/ Andrew Bicker
Name: Andrew Bicker
Title: Senior Vice President

For any institution requiring a second signature line:

By:

Name:
Title:

☒ CHECK HERE IF LENDER ELECTS A CASHLESS ROLL OF ITS REVOLVING LOANS, IF ANY

ADDITIONAL REVOLVING

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement Facility Amendment, dated as of July 13, 2015 (the “Amendment”) to the Credit Agreement dated as of July 31, 2012 as amended and restated as of October 10, 2013 (the “Credit Agreement”), among, inter alia, WOLVERINE WORLD WIDE, INC. (“Parent Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as an Additional Revolving Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to provide New Revolving Commitments on and after the Effective Date in the amount of such Additional Revolving Lender’s New Revolving Commitment, (C) on the Effective Date to make New Revolving Loans in the amount required to give effect to the provisions of Section 2.5(c) of the Amended Credit Agreement and (D) that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Revolving Commitments and New Revolving Loans will be “Revolving Commitments” or “Revolving Loans”, as applicable, under the Amended Credit Agreement.

Name of Institution:           HSBC Bank USA, N.A.

Executing as an Additional Revolving Lender:

By:
/s/ Andrew Bicker
Name: Andrew Bicker
Title: Senior Vice President

For any institution requiring a second signature line:

By:

Name:
Title:

CONTINUING TERM

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement Facility Amendment, dated as of July 13, 2015 (the “Amendment”) to the Credit Agreement dated as of July 31, 2012 as amended and restated as of October 10, 2013 (the “Credit Agreement”), among, inter alia, WOLVERINE WORLD WIDE, INC. (“Parent Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to continue its Existing Term Loans as New Term Loans on the Effective Date in the amount of its New Term Loan Commitment and (C) that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Term Loans will be “Term Loans” under the Amended Credit Agreement.

Name of Institution:           HSBC Bank Plc

Executing as a Continuing Term Lender:

By:
/s/Michael Jones
Name: Michael Jones
Title: Relationship Director

For any institution requiring a second signature line:

By:

Name:
Title:

☒ CHECK HERE IF LENDER ELECTS A CASHLESS ROLL OF ITS TERM LOANS

ADDITIONAL TERM

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement Facility Amendment, dated as of July 13, 2015 (the “Amendment”) to the Credit Agreement dated as of July 31, 2012 as amended and restated as of October 10, 2013 (the “Credit Agreement”), among, inter alia, WOLVERINE WORLD WIDE, INC. (“Parent Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as an Additional Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to make and fund New Term Loans on the Effective Date in the amount of such Additional Term Lender’s New Term Loan Commitment and (C) that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Term Loans will be “Term Loans” under the Amended Credit Agreement.

Name of Institution:           HSBC Bank Plc

Executing as an Additional Term Lender:

By:
/s/Michael Jones
Name: Michael Jones
Title: Relationship Director

For any institution requiring a second signature line:

By:

Name:
Title:

CONTINUING REVOLVING

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement Facility Amendment, dated as of July 13, 2015 (the “Amendment”) to the Credit Agreement dated as of July 31, 2012 as amended and restated as of October 10, 2013 (the “Credit Agreement”), among, inter alia, WOLVERINE WORLD WIDE, INC. (“Parent Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Revolving Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to continue its Existing Revolving Commitments as New Revolving Commitments on the Effective Date in the amount of its New Revolving Commitment, (C) on the Effective Date to make New Revolving Loans in the amount required to give effect to the provisions of Section 2.5(c) of the Amended Credit Agreement and (D) that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Revolving Commitments and New Revolving Loans will be “Revolving Commitments” or “Revolving Loans”, as applicable, under the Amended Credit Agreement.

Name of Institution:           HSBC Bank Plc

Executing as a Continuing Revolving Lender:

By:
/s/Michael Jones
Name: Michael Jones
Title: Relationship Director

For any institution requiring a second signature line:

By:

Name:
Title:

☒ CHECK HERE IF LENDER ELECTS A CASHLESS ROLL OF ITS REVOLVING LOANS, IF ANY

ADDITIONAL REVOLVING

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement Facility Amendment, dated as of July 13, 2015 (the “Amendment”) to the Credit Agreement dated as of July 31, 2012 as amended and restated as of October 10, 2013 (the “Credit Agreement”), among, inter alia, WOLVERINE WORLD WIDE, INC. (“Parent Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as an Additional Revolving Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to provide New Revolving Commitments on and after the Effective Date in the amount of such Additional Revolving Lender’s New Revolving Commitment, (C) on the Effective Date to make New Revolving Loans in the amount required to give effect to the provisions of Section 2.5(c) of the Amended Credit Agreement and (D) that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Revolving Commitments and New Revolving Loans will be “Revolving Commitments” or “Revolving Loans”, as applicable, under the Amended Credit Agreement.

Name of Institution:           HSBC Bank Plc

Executing as an Additional Revolving Lender:

By:
/s/Michael Jones
Name: Michael Jones
Title: Relationship Director

For any institution requiring a second signature line:

By:

Name:
Title:

CONTINUING TERM

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement Facility Amendment, dated as of July 13, 2015 (the “Amendment”) to the Credit Agreement dated as of July 31, 2012 as amended and restated as of October 10, 2013 (the “Credit Agreement”), among, inter alia, WOLVERINE WORLD WIDE, INC. (“Parent Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to continue its Existing Term Loans as New Term Loans on the Effective Date in the amount of its New Term Loan Commitment and (C) that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Term Loans will be “Term Loans” under the Amended Credit Agreement.

Name of Institution:           Compass Bank

Executing as a Continuing Term Lender:

By:
/s/ Debbie Sowards
Name: Debbie Sowards
Title: Senior Vice President

For any institution requiring a second signature line:

By:

Name:
Title:

☐ CHECK HERE IF LENDER ELECTS A CASHLESS ROLL OF ITS TERM LOANS

CONTINUING REVOLVING

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement Facility Amendment, dated as of July 13, 2015 (the “Amendment”) to the Credit Agreement dated as of July 31, 2012 as amended and restated as of October 10, 2013 (the “Credit Agreement”), among, inter alia, WOLVERINE WORLD WIDE, INC. (“Parent Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Revolving Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to continue its Existing Revolving Commitments as New Revolving Commitments on the Effective Date in the amount of its New Revolving Commitment, (C) on the Effective Date to make New Revolving Loans in the amount required to give effect to the provisions of Section 2.5(c) of the Amended Credit Agreement and (D) that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Revolving Commitments and New Revolving Loans will be “Revolving Commitments” or “Revolving Loans”, as applicable, under the Amended Credit Agreement.

Name of Institution:           Compass Bank

Executing as a Continuing Revolving Lender:

By:
/s/ Debbie Sowards
Name: Debbie Sowards
Title: Senior Vice President

For any institution requiring a second signature line:

By:

Name:
Title:

☐ CHECK HERE IF LENDER ELECTS A CASHLESS ROLL OF ITS REVOLVING LOANS, IF ANY

ADDITIONAL REVOLVING

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement Facility Amendment, dated as of July 13, 2015 (the “Amendment”) to the Credit Agreement dated as of July 31, 2012 as amended and restated as of October 10, 2013 (the “Credit Agreement”), among, inter alia, WOLVERINE WORLD WIDE, INC. (“Parent Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as an Additional Revolving Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to provide New Revolving Commitments on and after the Effective Date in the amount of such Additional Revolving Lender’s New Revolving Commitment, (C) on the Effective Date to make New Revolving Loans in the amount required to give effect to the provisions of Section 2.5(c) of the Amended Credit Agreement and (D) that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Revolving Commitments and New Revolving Loans will be “Revolving Commitments” or “Revolving Loans”, as applicable, under the Amended Credit Agreement.

Name of Institution:           Compass Bank

Executing as an Additional Revolving Lender:

By:
/s/ Debbie Sowards
Name: Debbie Sowards
Title: Senior Vice President

For any institution requiring a second signature line:

By:

Name:
Title:

CONTINUING TERM

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement Facility Amendment, dated as of July 13, 2015 (the “Amendment”) to the Credit Agreement dated as of July 31, 2012 as amended and restated as of October 10, 2013 (the “Credit Agreement”), among, inter alia, WOLVERINE WORLD WIDE, INC. (“Parent Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to continue its Existing Term Loans as New Term Loans on the Effective Date in the amount of its New Term Loan Commitment and (C) that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Term Loans will be “Term Loans” under the Amended Credit Agreement.

Name of Institution:                                  Branch Banking & Trust Company

Executing as a Continuing Term Lender:

By:
/s/ Brian J. Blomeke
Name: Brian J. Blomeke
Title: Senior Vice President

For any institution requiring a second signature line:

By:

Name:
Title:

☒ CHECK HERE IF LENDER ELECTS A CASHLESS ROLL OF ITS TERM LOANS

ADDITIONAL TERM

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement Facility Amendment, dated as of July 13, 2015 (the “Amendment”) to the Credit Agreement dated as of July 31, 2012 as amended and restated as of October 10, 2013 (the “Credit Agreement”), among, inter alia, WOLVERINE WORLD WIDE, INC. (“Parent Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as an Additional Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to make and fund New Term Loans on the Effective Date in the amount of such Additional Term Lender’s New Term Loan Commitment and (C) that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Term Loans will be “Term Loans” under the Amended Credit Agreement.

Name of Institution:                                  Branch Banking & Trust Company

Executing as an Additional Term Lender:

By:
/s/ Brian J. Blomeke
Name: Brian J. Blomeke
Title: Senior Vice President

For any institution requiring a second signature line:

By:

Name:
Title:

CONTINUING REVOLVING

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement Facility Amendment, dated as of July 13, 2015 (the “Amendment”) to the Credit Agreement dated as of July 31, 2012 as amended and restated as of October 10, 2013 (the “Credit Agreement”), among, inter alia, WOLVERINE WORLD WIDE, INC. (“Parent Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Revolving Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to continue its Existing Revolving Commitments as New Revolving Commitments on the Effective Date in the amount of its New Revolving Commitment, (C) on the Effective Date to make New Revolving Loans in the amount required to give effect to the provisions of Section 2.5(c) of the Amended Credit Agreement and (D) that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Revolving Commitments and New Revolving Loans will be “Revolving Commitments” or “Revolving Loans”, as applicable, under the Amended Credit Agreement.

Name of Institution:                                  Branch Banking & Trust Company

Executing as a Continuing Revolving Lender:

By:
/s/ Brian J. Blomeke
Name: Brian J. Blomeke
Title: Senior Vice President

For any institution requiring a second signature line:

By:

Name:
Title:

☒ CHECK HERE IF LENDER ELECTS A CASHLESS ROLL OF ITS REVOLVING LOANS, IF ANY

ADDITIONAL REVOLVING

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement Facility Amendment, dated as of July 13, 2015 (the “Amendment”) to the Credit Agreement dated as of July 31, 2012 as amended and restated as of October 10, 2013 (the “Credit Agreement”), among, inter alia, WOLVERINE WORLD WIDE, INC. (“Parent Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as an Additional Revolving Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to provide New Revolving Commitments on and after the Effective Date in the amount of such Additional Revolving Lender’s New Revolving Commitment, (C) on the Effective Date to make New Revolving Loans in the amount required to give effect to the provisions of Section 2.5(c) of the Amended Credit Agreement and (D) that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Revolving Commitments and New Revolving Loans will be “Revolving Commitments” or “Revolving Loans”, as applicable, under the Amended Credit Agreement.

Name of Institution:                                  Branch Banking & Trust Company

Executing as an Additional Revolving Lender:

By:
/s/ Brian J. Blomeke
Name: Brian J. Blomeke
Title: Senior Vice President

For any institution requiring a second signature line:

By:

Name:
Title:

CONTINUING TERM

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement Facility Amendment, dated as of July 13, 2015 (the “Amendment”) to the Credit Agreement dated as of July 31, 2012 as amended and restated as of October 10, 2013 (the “Credit Agreement”), among, inter alia, WOLVERINE WORLD WIDE, INC. (“Parent Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to continue its Existing Term Loans as New Term Loans on the Effective Date in the amount of its New Term Loan Commitment and (C) that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Term Loans will be “Term Loans” under the Amended Credit Agreement.

Name of Institution:                               Citizensbank, N.A.

Executing as a Continuing Term Lender:

By:
/s/ Thomas Lass
Name: Thomas Lass
Title: Senior Vice President

For any institution requiring a second signature line:

By:

Name:
Title:

☒ CHECK HERE IF LENDER ELECTS A CASHLESS ROLL OF ITS TERM LOANS

ADDITIONAL TERM

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement Facility Amendment, dated as of July 13, 2015 (the “Amendment”) to the Credit Agreement dated as of July 31, 2012 as amended and restated as of October 10, 2013 (the “Credit Agreement”), among, inter alia, WOLVERINE WORLD WIDE, INC. (“Parent Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as an Additional Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to make and fund New Term Loans on the Effective Date in the amount of such Additional Term Lender’s New Term Loan Commitment and (C) that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Term Loans will be “Term Loans” under the Amended Credit Agreement.

Name of Institution:                                  Citizensbank, N.A.

Executing as an Additional Term Lender:

By:
/s/ Thomas Lass
Name: Thomas Lass
Title: Senior Vice President

For any institution requiring a second signature line:

By:

Name:
Title:

CONTINUING REVOLVING

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement Facility Amendment, dated as of July 13, 2015 (the “Amendment”) to the Credit Agreement dated as of July 31, 2012 as amended and restated as of October 10, 2013 (the “Credit Agreement”), among, inter alia, WOLVERINE WORLD WIDE, INC. (“Parent Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Revolving Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to continue its Existing Revolving Commitments as New Revolving Commitments on the Effective Date in the amount of its New Revolving Commitment, (C) on the Effective Date to make New Revolving Loans in the amount required to give effect to the provisions of Section 2.5(c) of the Amended Credit Agreement and (D) that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Revolving Commitments and New Revolving Loans will be “Revolving Commitments” or “Revolving Loans”, as applicable, under the Amended Credit Agreement.

Name of Institution:                                  Citizensbank, N.A.

Executing as a Continuing Revolving Lender:

By:
/s/ Thomas Lass
Name: Thomas Lass
Title: Senior Vice President

For any institution requiring a second signature line:

By:

Name:
Title:

☒ CHECK HERE IF LENDER ELECTS A CASHLESS ROLL OF ITS REVOLVING LOANS, IF ANY

ADDITIONAL REVOLVING

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement Facility Amendment, dated as of July 13, 2015 (the “Amendment”) to the Credit Agreement dated as of July 31, 2012 as amended and restated as of October 10, 2013 (the “Credit Agreement”), among, inter alia, WOLVERINE WORLD WIDE, INC. (“Parent Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as an Additional Revolving Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to provide New Revolving Commitments on and after the Effective Date in the amount of such Additional Revolving Lender’s New Revolving Commitment, (C) on the Effective Date to make New Revolving Loans in the amount required to give effect to the provisions of Section 2.5(c) of the Amended Credit Agreement and (D) that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Revolving Commitments and New Revolving Loans will be “Revolving Commitments” or “Revolving Loans”, as applicable, under the Amended Credit Agreement.

Name of Institution:                                  Citizensbank, N.A.

Executing as an Additional Revolving Lender:

By:
/s/ Thomas Lass
Name: Thomas Lass
Title: Senior Vice President

For any institution requiring a second signature line:

By:

Name:
Title:

CONTINUING TERM

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement Facility Amendment, dated as of July 13, 2015 (the “Amendment”) to the Credit Agreement dated as of July 31, 2012 as amended and restated as of October 10, 2013 (the “Credit Agreement”), among, inter alia, WOLVERINE WORLD WIDE, INC. (“Parent Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to continue its Existing Term Loans as New Term Loans on the Effective Date in the amount of its New Term Loan Commitment and (C) that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Term Loans will be “Term Loans” under the Amended Credit Agreement.

Name of Institution:                                  KeyBank National Association

Executing as a Continuing Term Lender:

By:
/s/ Marianne T. Meil
Name: Marianne T. Meil
Title: Senior Vice President

For any institution requiring a second signature line:

By:

Name:
Title:

☒ CHECK HERE IF LENDER ELECTS A CASHLESS ROLL OF ITS TERM LOANS

CONTINUING REVOLVING

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement Facility Amendment, dated as of July 13, 2015 (the “Amendment”) to the Credit Agreement dated as of July 31, 2012 as amended and restated as of October 10, 2013 (the “Credit Agreement”), among, inter alia, WOLVERINE WORLD WIDE, INC. (“Parent Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Revolving Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to continue its Existing Revolving Commitments as New Revolving Commitments on the Effective Date in the amount of its New Revolving Commitment, (C) on the Effective Date to make New Revolving Loans in the amount required to give effect to the provisions of Section 2.5(c) of the Amended Credit Agreement and (D) that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Revolving Commitments and New Revolving Loans will be “Revolving Commitments” or “Revolving Loans”, as applicable, under the Amended Credit Agreement.

Name of Institution:                                  KeyBank National Association

Executing as a Continuing Revolving Lender:

By:
/s/ Marianne T. Meil
Name: Marianne T. Meil
Title: Senior Vice President

For any institution requiring a second signature line:

By:

Name:
Title:

☒ CHECK HERE IF LENDER ELECTS A CASHLESS ROLL OF ITS REVOLVING LOANS, IF ANY

ADDITIONAL REVOLVING

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement Facility Amendment, dated as of July 13, 2015 (the “Amendment”) to the Credit Agreement dated as of July 31, 2012 as amended and restated as of October 10, 2013 (the “Credit Agreement”), among, inter alia, WOLVERINE WORLD WIDE, INC. (“Parent Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as an Additional Revolving Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to provide New Revolving Commitments on and after the Effective Date in the amount of such Additional Revolving Lender’s New Revolving Commitment, (C) on the Effective Date to make New Revolving Loans in the amount required to give effect to the provisions of Section 2.5(c) of the Amended Credit Agreement and (D) that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Revolving Commitments and New Revolving Loans will be “Revolving Commitments” or “Revolving Loans”, as applicable, under the Amended Credit Agreement.

Name of Institution:                                  KeyBank National Association

Executing as an Additional Revolving Lender:

By:
/s/ Marianne T. Meil
Name: Marianne T. Meil
Title: Senior Vice President

For any institution requiring a second signature line:

By:

Name:
Title:

CONTINUING TERM

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement Facility Amendment, dated as of July 13, 2015 (the “Amendment”) to the Credit Agreement dated as of July 31, 2012 as amended and restated as of October 10, 2013 (the “Credit Agreement”), among, inter alia, WOLVERINE WORLD WIDE, INC. (“Parent Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to continue its Existing Term Loans as New Term Loans on the Effective Date in the amount of its New Term Loan Commitment and (C) that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Term Loans will be “Term Loans” under the Amended Credit Agreement.

Name of Institution:                                  The Private Bank and Trust Company

Executing as a Continuing Term Lender:

By:
/s/ Mark. D. Debniak
Name: Mark. D. Debniak
Title: Managing Director

For any institution requiring a second signature line:

By:
/s/ Mark. D. Debniak
Name: Mark. D. Debniak
Title: Managing Director

☒ CHECK HERE IF LENDER ELECTS A CASHLESS ROLL OF ITS TERM LOANS

ADDITIONAL TERM

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement Facility Amendment, dated as of July 13, 2015 (the “Amendment”) to the Credit Agreement dated as of July 31, 2012 as amended and restated as of October 10, 2013 (the “Credit Agreement”), among, inter alia, WOLVERINE WORLD WIDE, INC. (“Parent Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as an Additional Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to make and fund New Term Loans on the Effective Date in the amount of such Additional Term Lender’s New Term Loan Commitment and (C) that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Term Loans will be “Term Loans” under the Amended Credit Agreement.

Name of Institution:                                  The Private Bank and Trust Company

Executing as an Additional Term Lender:

By:
/s/ Mark. D. Debniak
Name: Mark. D. Debniak
Title: Managing Director

For any institution requiring a second signature line:

By:

Name:
Title:

CONTINUING REVOLVING

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement Facility Amendment, dated as of July 13, 2015 (the “Amendment”) to the Credit Agreement dated as of July 31, 2012 as amended and restated as of October 10, 2013 (the “Credit Agreement”), among, inter alia, WOLVERINE WORLD WIDE, INC. (“Parent Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Revolving Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to continue its Existing Revolving Commitments as New Revolving Commitments on the Effective Date in the amount of its New Revolving Commitment, (C) on the Effective Date to make New Revolving Loans in the amount required to give effect to the provisions of Section 2.5(c) of the Amended Credit Agreement and (D) that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Revolving Commitments and New Revolving Loans will be “Revolving Commitments” or “Revolving Loans”, as applicable, under the Amended Credit Agreement.

Name of Institution:                                  The Private Bank and Trust Company

Executing as a Continuing Revolving Lender:

By:
/s/ Mark. D. Debniak
Name: Mark. D. Debniak
Title: Managing Director

For any institution requiring a second signature line:

By:

Name:
Title:

☒ CHECK HERE IF LENDER ELECTS A CASHLESS ROLL OF ITS REVOLVING LOANS, IF ANY

ADDITIONAL REVOLVING

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement Facility Amendment, dated as of July 13, 2015 (the “Amendment”) to the Credit Agreement dated as of July 31, 2012 as amended and restated as of October 10, 2013 (the “Credit Agreement”), among, inter alia, WOLVERINE WORLD WIDE, INC. (“Parent Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as an Additional Revolving Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to provide New Revolving Commitments on and after the Effective Date in the amount of such Additional Revolving Lender’s New Revolving Commitment, (C) on the Effective Date to make New Revolving Loans in the amount required to give effect to the provisions of Section 2.5(c) of the Amended Credit Agreement and (D) that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Revolving Commitments and New Revolving Loans will be “Revolving Commitments” or “Revolving Loans”, as applicable, under the Amended Credit Agreement.

Name of Institution:                                  The Private Bank and Trust Company

Executing as an Additional Revolving Lender:

By:
/s/ Mark. D. Debniak
Name: Mark. D. Debniak
Title: Managing Director

For any institution requiring a second signature line:

By:

Name:
Title:

CONTINUING TERM

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement Facility Amendment, dated as of July 13, 2015 (the “Amendment”) to the Credit Agreement dated as of July 31, 2012 as amended and restated as of October 10, 2013 (the “Credit Agreement”), among, inter alia, WOLVERINE WORLD WIDE, INC. (“Parent Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to continue its Existing Term Loans as New Term Loans on the Effective Date in the amount of its New Term Loan Commitment and (C) that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Term Loans will be “Term Loans” under the Amended Credit Agreement.

Name of Institution:                                  The Northern Trust Company

Executing as a Continuing Term Lender:

By:
/s/ Sarah Sigfusson
Name: Sarah Sigfusson
Title: Officer

For any institution requiring a second signature line:

By:

Name:
Title:

☒ CHECK HERE IF LENDER ELECTS A CASHLESS ROLL OF ITS TERM LOANS

ADDITIONAL TERM

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement Facility Amendment, dated as of July 13, 2015 (the “Amendment”) to the Credit Agreement dated as of July 31, 2012 as amended and restated as of October 10, 2013 (the “Credit Agreement”), among, inter alia, WOLVERINE WORLD WIDE, INC. (“Parent Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as an Additional Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to make and fund New Term Loans on the Effective Date in the amount of such Additional Term Lender’s New Term Loan Commitment and (C) that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Term Loans will be “Term Loans” under the Amended Credit Agreement.

Name of Institution:                                  The Northern Trust Company

Executing as an Additional Term Lender:

By:
/s/ Sarah Sigfusson
Name: Sarah Sigfusson
Title: Officer

For any institution requiring a second signature line:

By:

Name:
Title:

CONTINUING REVOLVING

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement Facility Amendment, dated as of July 13, 2015 (the “Amendment”) to the Credit Agreement dated as of July 31, 2012 as amended and restated as of October 10, 2013 (the “Credit Agreement”), among, inter alia, WOLVERINE WORLD WIDE, INC. (“Parent Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Revolving Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to continue its Existing Revolving Commitments as New Revolving Commitments on the Effective Date in the amount of its New Revolving Commitment, (C) on the Effective Date to make New Revolving Loans in the amount required to give effect to the provisions of Section 2.5(c) of the Amended Credit Agreement and (D) that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Revolving Commitments and New Revolving Loans will be “Revolving Commitments” or “Revolving Loans”, as applicable, under the Amended Credit Agreement.

Name of Institution:                                  The Northern Trust Company

Executing as a Continuing Revolving Lender:

By:
/s/ Sarah Sigfusson
Name: Sarah Sigfusson
Title: Officer

For any institution requiring a second signature line:

By:

Name:
Title:

☒ CHECK HERE IF LENDER ELECTS A CASHLESS ROLL OF ITS REVOLVING LOANS, IF ANY

ADDITIONAL REVOLVING

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement Facility Amendment, dated as of July 13, 2015 (the “Amendment”) to the Credit Agreement dated as of July 31, 2012 as amended and restated as of October 10, 2013 (the “Credit Agreement”), among, inter alia, WOLVERINE WORLD WIDE, INC. (“Parent Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as an Additional Revolving Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to provide New Revolving Commitments on and after the Effective Date in the amount of such Additional Revolving Lender’s New Revolving Commitment, (C) on the Effective Date to make New Revolving Loans in the amount required to give effect to the provisions of Section 2.5(c) of the Amended Credit Agreement and (D) that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Revolving Commitments and New Revolving Loans will be “Revolving Commitments” or “Revolving Loans”, as applicable, under the Amended Credit Agreement.

Name of Institution:                                  The Northern Trust Company

Executing as an Additional Revolving Lender:

By:
/s/ Sarah Sigfusson
Name: Sarah Sigfusson
Title: Officer

For any institution requiring a second signature line:

By:

Name:
Title:

CONTINUING TERM

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement Facility Amendment, dated as of July 13, 2015 (the “Amendment”) to the Credit Agreement dated as of July 31, 2012 as amended and restated as of October 10, 2013 (the “Credit Agreement”), among, inter alia, WOLVERINE WORLD WIDE, INC. (“Parent Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to continue its Existing Term Loans as New Term Loans on the Effective Date in the amount of its New Term Loan Commitment and (C) that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Term Loans will be “Term Loans” under the Amended Credit Agreement.

Name of Institution:                                  The Huntington National Bank

Executing as a Continuing Term Lender:

By:
/s/ Michael Kiss
Name: Michael Kiss
Title: Vice President

For any institution requiring a second signature line:

By:

Name:
Title:

☒ CHECK HERE IF LENDER ELECTS A CASHLESS ROLL OF ITS TERM LOANS

ADDITIONAL TERM

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement Facility Amendment, dated as of July 13, 2015 (the “Amendment”) to the Credit Agreement dated as of July 31, 2012 as amended and restated as of October 10, 2013 (the “Credit Agreement”), among, inter alia, WOLVERINE WORLD WIDE, INC. (“Parent Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as an Additional Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to make and fund New Term Loans on the Effective Date in the amount of such Additional Term Lender’s New Term Loan Commitment and (C) that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Term Loans will be “Term Loans” under the Amended Credit Agreement.

Name of Institution:                                  The Huntington National Bank

Executing as an Additional Term Lender:

By:
/s/ Michael Kiss
Name: Michael Kiss
Title: Vice President

For any institution requiring a second signature line:

By:

Name:
Title:

CONTINUING REVOLVING

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement Facility Amendment, dated as of July 13, 2015 (the “Amendment”) to the Credit Agreement dated as of July 31, 2012 as amended and restated as of October 10, 2013 (the “Credit Agreement”), among, inter alia, WOLVERINE WORLD WIDE, INC. (“Parent Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Revolving Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to continue its Existing Revolving Commitments as New Revolving Commitments on the Effective Date in the amount of its New Revolving Commitment, (C) on the Effective Date to make New Revolving Loans in the amount required to give effect to the provisions of Section 2.5(c) of the Amended Credit Agreement and (D) that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Revolving Commitments and New Revolving Loans will be “Revolving Commitments” or “Revolving Loans”, as applicable, under the Amended Credit Agreement.

Name of Institution:                                  The Huntington National Bank

Executing as a Continuing Revolving Lender:

By:
/s/ Michael Kiss
Name: Michael Kiss
Title: Vice President

For any institution requiring a second signature line:

By:

Name:
Title:

☒ CHECK HERE IF LENDER ELECTS A CASHLESS ROLL OF ITS REVOLVING LOANS, IF ANY

ADDITIONAL REVOLVING

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement Facility Amendment, dated as of July 13, 2015 (the “Amendment”) to the Credit Agreement dated as of July 31, 2012 as amended and restated as of October 10, 2013 (the “Credit Agreement”), among, inter alia, WOLVERINE WORLD WIDE, INC. (“Parent Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as an Additional Revolving Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to provide New Revolving Commitments on and after the Effective Date in the amount of such Additional Revolving Lender’s New Revolving Commitment, (C) on the Effective Date to make New Revolving Loans in the amount required to give effect to the provisions of Section 2.5(c) of the Amended Credit Agreement and (D) that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Revolving Commitments and New Revolving Loans will be “Revolving Commitments” or “Revolving Loans”, as applicable, under the Amended Credit Agreement.

Name of Institution:                                  The Huntington National Bank

Executing as an Additional Revolving Lender:

By:
/s/ Michael Kiss
Name: Michael Kiss
Title: Vice President

For any institution requiring a second signature line:

By:

Name:
Title:

CONTINUING TERM

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement Facility Amendment, dated as of July 13, 2015 (the “Amendment”) to the Credit Agreement dated as of July 31, 2012 as amended and restated as of October 10, 2013 (the “Credit Agreement”), among, inter alia, WOLVERINE WORLD WIDE, INC. (“Parent Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to continue its Existing Term Loans as New Term Loans on the Effective Date in the amount of its New Term Loan Commitment and (C) that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Term Loans will be “Term Loans” under the Amended Credit Agreement.

Name of Institution:                                  Regions Bank

Executing as a Continuing Term Lender:

By:
/s/ Darius Sutrinaitis
Name: Darius Sutrinaitis
Title: Vice President

For any institution requiring a second signature line:

By:

Name:
Title:

☒ CHECK HERE IF LENDER ELECTS A CASHLESS ROLL OF ITS TERM LOANS

ADDITIONAL TERM

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement Facility Amendment, dated as of July 13, 2015 (the “Amendment”) to the Credit Agreement dated as of July 31, 2012 as amended and restated as of October 10, 2013 (the “Credit Agreement”), among, inter alia, WOLVERINE WORLD WIDE, INC. (“Parent Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as an Additional Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to make and fund New Term Loans on the Effective Date in the amount of such Additional Term Lender’s New Term Loan Commitment and (C) that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Term Loans will be “Term Loans” under the Amended Credit Agreement.

Name of Institution:                                  Regions Bank

Executing as an Additional Term Lender:

By:
/s/ Darius Sutrinaitis
Name: Darius Sutrinaitis
Title: Vice President

For any institution requiring a second signature line:

By:

Name:
Title:

CONTINUING REVOLVING

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement Facility Amendment, dated as of July 13, 2015 (the “Amendment”) to the Credit Agreement dated as of July 31, 2012 as amended and restated as of October 10, 2013 (the “Credit Agreement”), among, inter alia, WOLVERINE WORLD WIDE, INC. (“Parent Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Revolving Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to continue its Existing Revolving Commitments as New Revolving Commitments on the Effective Date in the amount of its New Revolving Commitment, (C) on the Effective Date to make New Revolving Loans in the amount required to give effect to the provisions of Section 2.5(c) of the Amended Credit Agreement and (D) that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Revolving Commitments and New Revolving Loans will be “Revolving Commitments” or “Revolving Loans”, as applicable, under the Amended Credit Agreement.

Name of Institution:                                  Regions Bank

Executing as a Continuing Revolving Lender:

By:
/s/ Darius Sutrinaitis
Name: Darius Sutrinaitis
Title: Vice President

For any institution requiring a second signature line:

By:

Name:
Title:

☒ CHECK HERE IF LENDER ELECTS A CASHLESS ROLL OF ITS REVOLVING LOANS, IF ANY

ADDITIONAL REVOLVING

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement Facility Amendment, dated as of July 13, 2015 (the “Amendment”) to the Credit Agreement dated as of July 31, 2012 as amended and restated as of October 10, 2013 (the “Credit Agreement”), among, inter alia, WOLVERINE WORLD WIDE, INC. (“Parent Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as an Additional Revolving Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to provide New Revolving Commitments on and after the Effective Date in the amount of such Additional Revolving Lender’s New Revolving Commitment, (C) on the Effective Date to make New Revolving Loans in the amount required to give effect to the provisions of Section 2.5(c) of the Amended Credit Agreement and (D) that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Revolving Commitments and New Revolving Loans will be “Revolving Commitments” or “Revolving Loans”, as applicable, under the Amended Credit Agreement.

Name of Institution:                                  Regions Bank

Executing as an Additional Revolving Lender:

By:
/s/ Darius Sutrinaitis
Name: Darius Sutrinaitis
Title: Vice President

For any institution requiring a second signature line:

By:

Name:
Title:

Union Bank, Canada Branch

By:	/s/ Anne Collins
Name: Anne Collins
Title: Vice President

Exhibit A

CREDIT AGREEMENT

among

WOLVERINE WORLD WIDE, INC.,

as Parent Borrower,

the Additional Borrowers from Time to Time Parties Hereto,

The Several Lenders from Time to Time Parties Hereto,

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent,

J.P. MORGAN EUROPE LIMITED,
as Foreign Currency Agent,

and

WELLS FARGO BANK, NATIONAL ASSOCIATION

and

MUFG UNION BANK, N.A.,

as Co-Syndication Agents

Dated as of July 31, 2012

As Amended and Restated as of October 10, 2013

As further Amended and Restated as of July 13, 2015

J.P. MORGAN SECURITIES LLC,

WELLS FARGO SECURITIES, LLC

and

MUFG UNION BANK, N.A.,

as Lead Arrangers and as Joint Bookrunners

3.7	Letter of Credit Payments	73
3.8	Applications	73
3.9	Cash Collateralization	73
3.10	Currency Adjustments	73

SECTION 4. REPRESENTATIONS AND WARRANTIES		73

4.1	Financial Condition	73
4.2	No Change	74
4.3	Existence; Compliance with Law	74
4.4	Power; Authorization; Enforceable Obligations	74
4.5	No Legal Bar	74
4.6	Litigation	75
4.7	No Default	75
4.8	Ownership of Property; Liens	75
4.9	Intellectual Property	75
4.10	Taxes	75
4.11	Federal Regulations	75
4.12	Labor Matters	75
4.13	ERISA	76
4.14	Investment Company Act; Other Regulations	76
4.15	Subsidiaries	76
4.16	Use of Proceeds	76
4.17	Environmental Matters	76
4.18	Accuracy of Information, etc.	77
4.19	Security Documents	78
4.20	Solvency	78
4.21	Certain Documents	78
4.22	OFAC; Anti-Money Laundering; Patriot Act	78
4.23	Centre of Main Interest of the Dutch Borrower	79

SECTION 5. CONDITIONS PRECEDENT		79

5.1	[Reserved]	79
5.2	[Reserved]	79
5.3	Conditions to Each Extension of Credit On or After the Second Restatement Effective Date	79
5.4	Conditions to the Second Restatement Effective Date	80
5.5	Conditions to Initial Extension of Credit to Each Additional Borrower	81

SECTION 6. AFFIRMATIVE COVENANTS		83

6.1	Financial Statements	84
6.2	Certificates; Other Information	85
6.3	Payment of Taxes	86
6.4	Maintenance of Existence; Compliance	86
6.5	Maintenance of Property; Insurance	86

6.6	Inspection of Property; Books and Records; Discussions	86
6.7	Notices	87
6.8	Environmental Laws	87
6.9	[Reserved]	88
6.10	Additional Collateral, etc.	88
6.11	Post-Closing Covenants	89
6.12	IP Subsidiaries	90
6.13	Designation of Subsidiaries	90
6.14	Qualified Receivables Account	91
6.15	Anti-Corruption Laws; Sanctions	91

SECTION 7. NEGATIVE COVENANTS		91

7.1	Financial Condition Covenants	91
7.2	Indebtedness	92
7.3	Liens	95
7.4	Fundamental Changes	97
7.5	Disposition of Property	97
7.6	Restricted Payments	99
7.7	Investments	100
7.8	Optional Payments and Modifications of Certain Debt Instruments	102
7.9	Transactions with Affiliates	102
7.10	Swap Agreements	103
7.11	Changes in Fiscal Periods	103
7.12	Negative Pledge Clauses	103
7.13	Clauses Restricting Subsidiary Distributions	104
7.14	Lines of Business	104
7.15	Canadian Defined Benefit Plans	104
7.16	New CFC Entities	105
7.17	U.S. Newco	105
7.18	Anti-Corruption Laws; Sanctions	105

SECTION 8. EVENTS OF DEFAULT		106

SECTION 9. THE AGENTS		109

9.1	Appointment	109
9.2	Delegation of Duties	109
9.3	Exculpatory Provisions	109
9.4	Reliance by Administrative Agent and the Foreign Currency Agent	109
9.5	Notice of Default	110
9.6	Non-Reliance on Agents and Other Lenders	110
9.7	Indemnification	110
9.8	Agent in Its Individual Capacity	111
9.9	Successor Administrative Agent and Foreign Currency Agent	111
9.10	Arrangers and Co-Syndication Agents	112
9.11	Province of Quebec	112

SECTION 10. MISCELLANEOUS		112

10.1	Amendments and Waivers	112
10.2	Notices	114
10.3	No Waiver; Cumulative Remedies	115
10.4	Survival of Representations and Warranties	115
10.5	Payment of Expenses and Taxes	115
10.6	Successors and Assigns; Participations and Assignments	117
10.7	Adjustments; Set-off	120
10.8	Counterparts	121
10.9	Severability	121
10.10	Integration	121
10.11	Governing Law	121
10.12	Submission To Jurisdiction; Waivers	122
10.13	Acknowledgements	123
10.14	Releases of Guarantees and Liens	123
10.15	Judgment Currency	124
10.16	Confidentiality	124
10.17	[Reserved]	125
10.18	WAIVERS OF JURY TRIAL	125
10.19	USA Patriot Act and Canadian Anti-Money Laundering Legislation	125
10.20	Existing Credit Agreement	126
10.21	Additional Borrowers	126

SECTION 11. DUTCH PARALLEL DEBT		127

11.1	Foreign Parallel Debt	127

SCHEDULES:

1.1A	Commitments
1.1B	Mortgaged Property
1.1C	Specified Time
1.1D	Administrative Schedule
1.1E	Foreign Currency Lenders
4.4	Consents, Authorizations, Filings and Notices
4.13	ERISA Matters
4.15(a)	Subsidiaries
4.15(b)	Existing Capital Stock Options
4.19(a)	UCC Filing Jurisdictions
4.19(b)	Mortgage Filing Jurisdictions
7.2(d)	Existing Indebtedness
7.3(b)	Existing Liens
7.3(i)	Foreign Subsidiary Real Property Liens
7.7(a)	Existing Investments
7.12	Existing Negative Pledge Clauses
7.13	Existing Subsidiary Distribution Clauses

EXHIBITS:

A	Form of Guarantee and Collateral Agreement
B	Form of Compliance Certificate
C	Form of Closing Certificate
D	Form of Mortgage
E	Form of Assignment and Assumption
F	Form of U.S. Tax Compliance Certificate
G-1	Form of Incremental Facility Activation Notice—Incremental Term Loans
G-2	Form of Incremental Facility Activation Notice—Incremental Revolving Commitments
G-3	Form of New Lender Supplement
H	Form of Borrowing Notice
I	[Reserved]
J-1	Form of Additional Borrower Joinder Agreement for Domestic Subsidiaries
J-2	Form of Additional Borrower Joinder Agreement for Foreign Subsidiaries
K	Form of Foreign Guarantee Agreement

CREDIT AGREEMENT (this “Agreement”), dated as of July 31, 2012, as amended and restated as of October 10, 2013 and as further amended and restated as of July 13, 2015, among WOLVERINE WORLD WIDE, INC., a Delaware corporation (the “Parent Borrower”), the Additional Borrowers (as defined below) from time to time parties to this Agreement, the several banks and other financial institutions or entities from time to time parties to this Agreement (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent, J.P. MORGAN EUROPE LIMITED, as Foreign Currency Agent, and WELLS FARGO BANK, NATIONAL ASSOCIATION and MUFG UNION BANK, N.A., as Co-Syndication Agents.

The parties hereto hereby agree as follows:

SECTION 1.                            DEFINITIONS

1.1                               Defined Terms. As used in this Agreement, the terms listed in this Section 1.1 shall have the respective meanings set forth in this Section 1.1.

“2014 Contribution”: the direct or indirect contribution, assignment or other transfer by the Parent Borrower and Wolverine Outdoors, Inc. of all of the Capital Stock of Wolverine International L.P. and Wolverine International GP LLC to a Global Holdco, and, to the extent applicable, the direct or indirect contribution, assignment or other transfer by such Global Holdco of such Capital Stock to another Global Holdco, in each case on or prior to December 31, 2014 (or such later date as may be approved by the Administrative Agent).

“2014 Contribution Transactions”: the 2014 Contribution and all related and ancillary transactions contemplated by the definitive documentation regarding the 2014 Contribution.

“ABR”: for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus ½ of 1% and (c) the Eurocurrency Rate that would be calculated as of the Specified Time on such day (or, if such day is not a Business Day, as of the next preceding Business Day) in respect of a proposed Eurocurrency Loan in Dollars with a one-month Interest Period plus 1.0%. Any change in the ABR due to a change in the Prime Rate, the Federal Funds Effective Rate or such Eurocurrency Rate shall be effective as of the opening of business on the day of such change in the Prime Rate, the Federal Funds Effective Rate or such Eurocurrency Rate, respectively.

“ABR Loans”: Loans the rate of interest applicable to which is based upon the ABR.

“Acceptable Preferred Equity”: Capital Stock that is not Disqualified Capital Stock.

“Additional Borrower”: subject to Section 10.21(b), any Subsidiary that has become a party hereto as a borrower in accordance with Section 10.21(a); provided that, for the avoidance of doubt, no Subsidiary shall be an Additional Borrower hereunder unless and until the Parent Borrower and such Subsidiary have executed and delivered an Additional Borrower Joinder Agreement and the other conditions set forth in Section 5.5 have been satisfied with respect to such Additional Borrower.

“Additional Borrower Joinder Agreement”: the Joinder Agreement to be executed and delivered by the Parent Borrower and any Additional Borrower that is not a party to this Agreement as of the Second Restatement Effective Date, substantially in the form of Exhibit J-1 or J-2, as applicable.

“Adjustment Date”: as defined in the Applicable Pricing Grid.

“Administrative Agent”: JPMorgan Chase Bank, N.A., together with its affiliates, as the arranger of the Commitments and as the administrative agent for the Lenders under this Agreement and the other Loan Documents, together with any of its successors.

“Administrative Schedule”: Schedule 1.1D to this Agreement, which contains administrative information in respect of (i) each Foreign Currency and each Foreign Currency Loan and (ii) each L/C Foreign Currency and each Letter of Credit denominated in an L/C Foreign Currency.

“Affiliate”: as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, “control” of a Person means the power, directly or indirectly, either to (a) vote 10% or more of the securities having ordinary voting power for the election of directors (or persons performing similar functions) of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

“Agents”: the collective reference to the Administrative Agent, the Foreign Currency Agent and any other agent identified on the cover page of this Agreement.

“Aggregate Exposure”: with respect to any Lender at any time, an amount equal to the sum of (i) the aggregate then unpaid principal amount of such Lender’s Term Loans and (ii) the amount of such Lender’s Revolving Commitment then in effect or, if the Revolving Commitments have been terminated, the amount of such Lender’s Revolving Extensions of Credit then outstanding.

“Aggregate Exposure Percentage”: with respect to any Lender at any time, the ratio (expressed as a percentage) of such Lender’s Aggregate Exposure at such time to the Aggregate Exposure of all Lenders at such time.

“Agreement”: as defined in the preamble hereto.

“AML Legislation”: as defined in Section 10.19(b).

“Anti-Corruption Laws”: all laws, rules, and regulations of any jurisdiction applicable to the Parent Borrower or its Subsidiaries from time to time concerning or relating to bribery or corruption.

“Applicable Margin”: (a) for each Type of Loan other than Incremental Term Loans, the rate per annum set forth under the relevant column heading below:

	ABR Loans	Eurocurrency Loans
Revolving Loans and Swingline Loans	0.625%	1.625%
Tranche A Term Loans	0.625%	1.625%

; provided that on and after the first Adjustment Date occurring immediately after the Second Restatement Effective Date, the Applicable Margin with respect to Revolving Loans, Swingline Loans and Tranche A Term Loans will be determined pursuant to the Applicable Pricing Grid; and

(b) for Incremental Term Loans, such per annum rates as shall be agreed to by the Parent Borrower and the applicable Incremental Term Lenders as shown in the applicable Incremental Facility Activation Notice.

“Applicable Pricing Grid”: with respect to Tranche A Term Loans, Revolving Loans, Swingline Loans and the Commitment Fee Rate, the table set forth below:

	Consolidated Leverage	Tranche A Term Loans		Revolving Loans and Swingline Loans		Commitment
Level	Ratio	ABR	Eurocurrency	ABR	Eurocurrency	Fee Rate
Level I	> 3.50:1.00	1.00%	2.00%	1.00%	2.00%	0.35%
Level II	> 3.00:1.00 but < 3.50:1.00	0.75%	1.75%	0.75%	1.75%	0.30%
Level III	> 2.50:1.00 but < 3.00:1.00	0.625%	1.625%	0.625%	1.625%	0.25%
Level IV	> 2.00:1.00 but < 2.50:1.00	0.50%	1.50%	0.50%	1.50%	0.225%
Level V	> 1.50:1.00 but < 2.00:1.00	0.375%	1.375%	0.375%	1.375%	0.20%
Level VI	< 1.50:1.00	0.25%	1.25%	0.25%	1.25%	0.175%

For the purposes of the Applicable Pricing Grid, changes in the Applicable Margin resulting from changes in the Consolidated Leverage Ratio shall become effective on the date (the “Adjustment Date”) that is three Business Days after the date on which financial statements are delivered to the Administrative Agent pursuant to Section 6.1 and shall remain in effect until the next change to be effected pursuant to this paragraph. If any financial statements referred to above are not delivered within the time periods specified in Section 6.1, then, until the date that is three Business Days after the date on which such financial statements are delivered, the highest rate set forth in each column of the Applicable Pricing Grid shall apply. Each determination of the Consolidated Leverage Ratio pursuant to the Applicable Pricing Grid shall be made in a manner consistent with the determination thereof pursuant to Section 7.1.

“Application”: an application, in such form as the Issuing Lender may specify from time to time, requesting the Issuing Lender to open a Letter of Credit.

“Approved Fund”: as defined in Section 10.6(b).

“Arrangers”: the Lead Arrangers and Joint Bookrunners identified on the cover page of this Agreement.

“Asset Sale”: any Disposition of property or series of related Dispositions of property (excluding any such Disposition permitted by any of clauses (a) through (k) of Section 7.5) that yields gross proceeds to any Group Member (valued at the initial principal amount thereof in the case of non-cash proceeds consisting of notes or other debt securities and valued at fair market value in the case of other non-cash proceeds) in excess of $1,500,000.

“Assignee”: as defined in Section 10.6(b).

“Assignment and Assumption”: an Assignment and Assumption, substantially in the form of Exhibit E.

“Available Revolving Commitment”: as to any Revolving Lender at any time, an amount equal to the excess, if any, of (a) such Lender’s Revolving Commitment then in effect over (b) such Lender’s Revolving Extensions of Credit then outstanding; provided, that in calculating any Lender’s Revolving Extensions of Credit for the purpose of determining such Lender’s Available Revolving Commitment pursuant to Section 2.8(a), the aggregate principal amount of Swingline Loans then outstanding shall be deemed to be zero.

“Bankruptcy Event”: with respect to any Person, such Person becomes the subject of a bankruptcy or insolvency proceeding, or, with respect to any entity organized under any federal, provincial or territorial laws of Canada, obtains a stay or compromise of the claims of its creditors against it, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person or, with respect to any entity organized under any federal, provincial or territorial laws of Canada, an interim receiver or receiver-manager, charged with the reorganization or liquidation of its business appointed for it, provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority or instrumentality thereof; provided, further, that such ownership interest does not result in or provide such Person with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person.

“Benefitted Lender”: as defined in Section 10.7(a).

“Board”: the Board of Governors of the Federal Reserve System of the United States (or any successor).

“Borrowers”: collectively, the Parent Borrower and the Additional Borrowers, if any. The parties acknowledge and agree that as of the Second Restatement Effective Date the Parent Borrower is the sole Borrower hereunder.

“Borrowing Date”: any Business Day specified by applicable Borrower as a date on which such Borrower requests the relevant Lenders to make Loans hereunder.

“Business”: as defined in Section 4.17(b).

“Business Day”: a day other than a Saturday, Sunday or other day on which commercial banks in New York City or London are authorized or required by law to close, provided, that (i) with respect to notices and determinations in connection with, and payments of principal and interest on, Eurocurrency Loans denominated in Dollars, such day is also a day for trading by and between banks in Dollar deposits in the interbank eurodollar market and (ii) with respect to notices and determinations in connection with, and payments of principal and interest on, Loans denominated in a Foreign Currency (x) such day is also a day for trading by and between banks in deposits for the applicable currency in the interbank eurocurrency market, (y) with respect to Loans denominated in Euros, such day is also a TARGET Day (as determined by the Administrative Agent) and (z) with respect to Loans denominated in a Foreign Currency other than Euros, such day is also a day on which banks are open for dealings in such currency in the city which is the principal financial center of the country of issuance of the applicable currency.

“Calculation Date”: the last Business Day of each calendar quarter (or any other day selected by the Administrative Agent); provided that (a) the second Business Day preceding (or such other Business Day as the Administrative Agent shall deem applicable with respect to any Foreign Currency in accordance with rate-setting convention for such currency) (i) each Borrowing Date with respect to any Foreign Currency Loan or (ii) any date on which a Foreign Currency Loan is continued shall also be a “Calculation Date”, (b) each Borrowing Date with respect to any other Loan made hereunder shall also be a “Calculation Date” and (c) the date of issuance, amendment, renewal or extension of a Letter of Credit shall also be a Calculation Date.

“Canadian Borrower”: any Additional Borrower organized under the laws of Canada.

“Canadian Dollars”: the lawful currency of Canada.

“Capital Expenditures”: for any period, with respect to any Person, the aggregate of all expenditures by such Person and its Subsidiaries for the acquisition or leasing (pursuant to a capital lease) of fixed or capital assets or additions to equipment (including replacements, capitalized repairs and improvements during such period) that should be capitalized under GAAP on a consolidated balance sheet of such Person and its Subsidiaries.

“Capital Lease Obligations”: as to any Person, the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP and, for the purposes of this Agreement, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP; provided that, for the avoidance of doubt, the adoption or issuance of any accounting standards after the Original Closing Date will not cause any rental obligation that was not or would not have been a Capital Lease Obligation prior to such adoption or issuance to be deemed a Capital Lease Obligation.

“Capital Stock”: any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing, but excluding any debt securities convertible into any of the foregoing.

“Carveout Purchase Agreement”: that certain Purchase Agreement, dated as of May 1, 2012, by and between WBG Holdings and Open Water Ventures, LLC.

“Cash Equivalents”: (a) marketable direct obligations issued by, or unconditionally guaranteed by, the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition; (b) certificates of deposit, time deposits, eurodollar time deposits or overnight bank deposits having maturities of one year or less from the date of acquisition issued by any Lender or by any commercial bank organized under the laws of the United States or any state thereof having combined capital and surplus of not less than $500,000,000; (c) commercial paper of an issuer rated at least A-1 by Standard & Poor’s Financial Services LLC (“S&P”) or P-1 by Moody’s Investors Service, Inc. (“Moody’s”), or carrying an equivalent rating by a nationally recognized rating agency, if both of the two named rating agencies cease publishing ratings of commercial paper issuers generally, and maturing within one year from the date of acquisition; (d) repurchase obligations of any Lender or of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than 30 days, with respect to securities issued or fully guaranteed or insured by the United States government; (e) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by S&P or A by Moody’s; (f) securities with maturities of one year or less from the date of acquisition backed by standby letters of credit issued by any Lender or any commercial bank satisfying the requirements of clause (b) of this definition; (g) money market mutual or similar funds for which substantially all of their investments are in assets satisfying the requirements of clauses (a) through (f) of this definition; or (h) money market funds that (i) comply with the criteria set forth in SEC Rule 2a-7 under the Investment Company Act of 1940, as amended, (ii) are rated AAA by S&P and Aaa by Moody’s and (iii) have portfolio assets of at least $1,000,000,000.

“CDOR”: in relation to any Loan denominated in Canadian Dollars:

(a)                                 the applicable Screen Rate; or

(b)                                 (if no Screen Rate is available for the Interest Period of that Loan) the Interpolated Screen Rate for that Loan,

as of, in the case of paragraph (a) above, the Specified Time on the Quotation Day for Canadian Dollars and for a period equal in length to the Interest Period of that Loan.

“CFC”: a “controlled foreign corporation” within the meaning of Section 957 of the Code.

“CFC Debt”: as defined in the definition of “Foreign Holding Company”.

“Change of Control”: as defined in Section 8(k).

“Co-Syndication Agents”: the Co-Syndication Agents identified on the cover page of this Agreement.

“Code”: the Internal Revenue Code of 1986, as amended.

“Collateral”: all property of the Loan Parties, now owned or hereafter acquired, upon which a Lien is purported to be created by any Security Document; provided that the Collateral shall not include any Excluded Collateral.

“Collective”: Collective Brands, Inc., a Delaware corporation.

“Commencement Date”: as defined in Section 8(c).

“Commitment”: as to any Lender, the sum of the Tranche A Term Commitment and the Revolving Commitment of such Lender.

“Commitment Fee Rate”: 0.25% per annum; provided, that on and after the first Adjustment Date occurring immediately after the Second Restatement Effective Date, the Commitment Fee Rate will be determined pursuant to the Applicable Pricing Grid.

“Commodity Exchange Act”: the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Compliance Certificate”: a certificate duly executed by a Responsible Officer substantially in the form of Exhibit B.

“Confidential Information Memorandum”: the Confidential Information Memorandum dated June 2015 and furnished to certain Lenders.

“Consolidated Current Assets”: at any date, all amounts (other than cash and Cash Equivalents) that would, in conformity with GAAP, be set forth opposite the caption “total current assets” (or any like caption) on a consolidated balance sheet of the Parent Borrower and its Restricted Subsidiaries at such date.

“Consolidated Current Liabilities”: at any date, all amounts that would, in conformity with GAAP, be set forth opposite the caption “total current liabilities” (or any like caption) on a consolidated balance sheet of the Parent Borrower and its Restricted Subsidiaries at such date, but excluding (a) the current portion of any Funded Debt of the Parent Borrower and its Restricted Subsidiaries and (b) without duplication of clause (a) above, all Indebtedness consisting of Revolving Loans or Swingline Loans to the extent otherwise included therein.

“Consolidated EBITDA”: for any period, Consolidated Net Income for such period plus, without duplication and to the extent reflected as a charge in the statement of such Consolidated Net Income for such period, the sum of (a) income tax expense, (b) interest expense, amortization or writeoff of debt discount and debt issuance costs and commissions, discounts and other fees and charges associated with Indebtedness (including the Loans), (c) depreciation and amortization expense, (d) amortization of intangibles (including, but not limited to, goodwill) and organization costs, (e) any non-cash expenses or losses (including (i) whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, non-cash losses on sales of assets outside of the ordinary course of business and (ii) non-cash expenses resulting from the grant of equity interests pursuant to any equity plan or stock option plan or any other management or employee benefit plan or agreement), (f) any extraordinary losses, (g) non-recurring restructuring charges and other related non-recurring transition costs (i.e., incremental costs related to the restructuring charges that do not qualify as restructuring charges under FASB ASC Topic 120), provided that the amount of such cash charges shall not exceed (i) $30,000,000 in the aggregate for any four consecutive fiscal quarters or (ii) $75,000,000 in the aggregate over the term of this Agreement, (h) non-recurring charges, provided that the amount of such charges shall not exceed $10,000,000 in the aggregate for any four consecutive fiscal quarters, (i) any expenses or charges (other than depreciation or amortization expense) related to the Transactions, provided that such expenses or charges are incurred within one fiscal quarter of the Second Restatement Effective Date and (j) any expenses or charges in respect of any offering of Capital Stock of the Parent Borrower or any of its Restricted Subsidiaries, any Permitted Acquisition, acquisition, disposition, recapitalization or incurrence of Indebtedness, in each case permitted under this Agreement (whether or not successful), provided that the amount of such expenses or charges shall not exceed $15,000,000 in the aggregate for any four consecutive fiscal quarters, and minus, (a) to the extent included in the statement of such Consolidated Net Income for such period, the sum of (i) interest income, (ii) any extraordinary income or gains, (iii) any other non-cash income (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, gains on the sales of assets outside of the ordinary course of business), (iv) non-recurring income or gains, provided that the amount of such income or gains shall not exceed $10,000,000 in the aggregate for any four consecutive fiscal quarters and (v) income tax credits (to the extent not netted from income tax expense) and (b) any cash payments made during such period in respect of items described in clause (e) above subsequent to the fiscal quarter in which the relevant non-cash expenses or losses were reflected as a charge in the statement of Consolidated Net Income (provided that the foregoing shall not apply to voluntary payments made in respect of underfundings in any Pension Plans), all as determined on a consolidated basis. For the purposes of calculating Consolidated EBITDA for any Reference Period pursuant to any determination of the Consolidated Leverage Ratio or the Consolidated Secured Leverage Ratio, such calculation shall be made (i) after giving effect to any Material Acquisition and any Material Disposition during such Reference Period and (ii) assuming that such Material Acquisition or Material Disposition occurred at the beginning of such Reference Period; provided that any pro forma calculation made by the Parent Borrower either (i) based on Regulation S-X or (ii) as calculated in good faith and set forth in an officer’s certificate of the Parent Borrower (and in the case of this clause (ii), based on audited financials of the target company or other financials reasonably satisfactory to the Administrative Agent) shall be acceptable.

“Consolidated Interest Coverage Ratio”: for any period, the ratio of (a) Consolidated EBITDA for such period to (b) Consolidated Interest Expense for such period.

“Consolidated Interest Expense”: for any period, total actual interest expense (including that attributable to Capital Lease Obligations) of the Parent Borrower and its Restricted Subsidiaries net of actual interest income on a consolidated basis for such period with respect to all outstanding Indebtedness of the Parent Borrower and its Restricted Subsidiaries (but (i) excluding (x) amortization of fees in respect of any issuance, amendment to or modification of Indebtedness and (y) fees in respect of the Transactions and (ii) including all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptance financing and net costs under Swap Agreements in respect of interest rates to the extent such net costs are allocable to such period in accordance with GAAP).

“Consolidated Leverage Ratio”: as at the last day of any period, the ratio of (a) Consolidated Total Debt on such day less Netted Cash on such day to (b) Consolidated EBITDA for such period; provided that for the purposes of any calculation of the Consolidated Leverage Ratio on a pro forma basis, the proceeds of any Indebtedness being included in the Consolidated Total Debt determination solely as a result of such pro forma calculation shall not be included in determining Netted Cash as of such day.

“Consolidated Net Income”: for any period, the consolidated net income (or loss) of the Parent Borrower and its Restricted Subsidiaries, determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded (a) the income (or deficit) of any Person accrued prior to the date it becomes a Restricted Subsidiary of the Parent Borrower or is merged into or consolidated with the Parent Borrower or any of its Restricted Subsidiaries, and (b) the income (or deficit) of any Person (other than a Restricted Subsidiary of the Parent Borrower) in which the Parent Borrower or any of its Restricted Subsidiaries has an ownership interest, except to the extent that any such income is actually received by the Parent Borrower or such Restricted Subsidiary in the form of dividends or similar equity distributions.

“Consolidated Secured Debt”: at any date, Consolidated Total Debt that is secured by a Lien on the assets of the Parent Borrower or any of its Restricted Subsidiaries (it being understood that any Factoring Indebtedness and any Receivables Transaction Attributed Indebtedness shall be considered Consolidated Secured Debt).

“Consolidated Secured Leverage Ratio”: as of the last day of any period, the ratio of (a) Consolidated Secured Debt on such day less Netted Cash on such day to (b) Consolidated EBITDA for such period; provided that for the purposes of any calculation of the Consolidated Secured Leverage Ratio on a pro forma basis, the proceeds of any Indebtedness being included in the Consolidated Secured Debt determination solely as a result of such pro forma calculation shall not be included in determining Netted Cash as of such day.

“Consolidated Tangible Assets”: as of any date, the total tangible assets of the Parent Borrower and its Restricted Subsidiaries, calculated in accordance with GAAP on a consolidated basis as of such date.

“Consolidated Total Assets”: as of any date, the total assets of the Parent Borrower and its Restricted Subsidiaries, calculated in accordance with GAAP on a consolidated basis as of such date.

“Consolidated Total Debt”: at any date, the aggregate principal amount of all Indebtedness of the Parent Borrower and its Restricted Subsidiaries at such date (other than (i) Indebtedness under clause (g) of the definition of Indebtedness and (ii) Obligations in respect of undrawn Letters of Credit not to exceed $10,000,000 in the aggregate at any time), determined on a consolidated basis in accordance with GAAP.

“Consolidated Working Capital”: at any date, the excess of Consolidated Current Assets on such date over Consolidated Current Liabilities on such date.

“Contractual Obligation”: as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

“Credit Party”: the Administrative Agent, the Foreign Currency Agent, the Issuing Lender, the Swingline Lender or any other Lender.

“Default”: any of the events specified in Section 8, whether or not any requirement for the giving of notice, the lapse of time, or both, has been satisfied, including, in any event, a “Default” under and as defined in the Senior Unsecured Debt Agreement.

“Defaulting Lender”: any Lender that (a) has failed, within two Business Days of the date required to be funded or paid, to (i) fund any portion of its Loans, (ii) fund any portion of its participations in Letters of Credit, Swingline Loans or Foreign Currency Loans or (iii) pay over to any Credit Party any other amount required to be paid by it hereunder, unless, in the case of clause (i) above, such Lender notifies the Administrative Agent in writing that such failure is the result of such Lender’s good faith determination that a condition precedent to funding (specifically identified and including the particular default, if any) has not been satisfied, (b) has notified the Parent Borrower or any Credit Party in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Lender’s good faith determination that a condition precedent (specifically identified and including the particular default, if any) to funding a loan under this Agreement cannot be satisfied) or generally under other agreements in which it commits to extend credit, (c) has failed, within three Business Days after request by a Credit Party, acting in good faith, to provide a certification in writing from an authorized officer of such Lender that it will comply with its obligations (and is financially able to meet such obligations) to fund prospective Loans and participations in then outstanding Letters of Credit, Swingline Loans and Foreign Currency Loans under this Agreement, provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon such Credit Party’s receipt of such certification in form and substance satisfactory to it and the Administrative Agent, or (d) has become the subject of a Bankruptcy Event.

“Deposit Account”: as defined in the Uniform Commercial Code of any applicable jurisdiction.

“Deposit Account Control Agreement”: a Deposit Account control agreement to be executed by each institution maintaining a Deposit Account (other than an Excluded Account) for the Parent Borrower or any other U.S. Loan Party, in each case as required by Section 6.10(e).

“Designated Non-Cash Consideration”: the fair market value (as determined by the Parent Borrower in good faith) of non-cash consideration received by the Parent Borrower or a Restricted Subsidiary in connection with a Disposition pursuant to Section 7.5(l) that is designated as Designated Non-Cash Consideration pursuant to a certificate of a Responsible Officer delivered on the date of consummation of such Disposition, setting forth the basis of such valuation.

“Disposition”: with respect to any property, any sale, lease, sale and leaseback, assignment, conveyance, transfer or other disposition thereof. The terms “Dispose” and “Disposed of” shall have correlative meanings.

“Disqualified Capital Stock”: any Capital Stock which, by its terms (or by the terms of any security or other Capital Stock into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition (a) matures or is mandatorily redeemable (other than solely for Capital Stock that is not Disqualified Capital Stock and/or cash in lieu of fractional shares), pursuant to a sinking fund obligation or otherwise (except as a result of a change in control or asset sale so long as any right of the holders thereof upon the occurrence of a change in control or asset sale event shall be subject to the occurrence of the Termination Date), (b) is redeemable at the option of the holder thereof (other than solely for Capital Stock that is not Disqualified Capital Stock and/or cash in lieu of fractional shares), in whole or in part (except as a result of a change in control or asset sale so long as any right of the holders thereof upon the occurrence of a change in control or asset sale event shall be subject to the occurrence of the Termination Date), (c) requires the payment of any cash dividend or any other scheduled cash payment constituting a return of capital or (d) is or becomes convertible into or exchangeable for Indebtedness or any other Capital Stock that would constitute Disqualified Capital Stock, in each case, prior to the date that is ninety-one (91) days after the Maturity Date; provided that if such Capital Stock is issued to any plan for the benefit of employees of the Parent Borrower or its Restricted Subsidiaries or by any such plan to such employees, such Capital Stock shall not constitute Disqualified Capital Stock solely because it may be required to be repurchased by the Parent Borrower or its Restricted Subsidiaries in order to satisfy applicable statutory or regulatory obligations.

“Disregarded Entity”: any entity treated as disregarded as an entity separate from its owner under Treasury Regulations Section 301.7701-3.

“Dollar Equivalent”: with respect to an amount denominated in any currency other than Dollars, the equivalent in Dollars of such amount determined at the Exchange Rate on the most recent Calculation Date.

“Dollars” and “$”: dollars in lawful currency of the United States.

“Domestic Subsidiary”: any Restricted Subsidiary of the Parent Borrower organized under the laws of any jurisdiction within the United States.

“Domestic Unrestricted Subsidiary”: any Unrestricted Subsidiary of the Parent Borrower organized under the laws of any jurisdiction within the United States.

“DTTP Scheme”: as defined in Section 2.20(k).

“Dutch Borrower”: any Additional Borrower organized under the laws of the Netherlands.

“Earnout Obligations”: those payment obligations of the Parent Borrower and its Restricted Subsidiaries to former owners of businesses which were acquired by the Parent Borrower or one of its Restricted Subsidiaries pursuant to an acquisition which are in the nature of deferred purchase price to the extent such obligations are required to be set forth with respect to such payment obligations on a balance sheet of the Parent Borrower or one of its Restricted Subsidiaries prepared in accordance with GAAP; provided, that Earnout Obligations shall not include any such obligations that are payable after the Maturity Date.

“Environmental Laws”: any and all foreign, Federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority or other Requirements of Law (including common law) regulating, relating to or imposing liability or standards of conduct concerning protection of human health or the environment, as now or may at any time hereafter be in effect.

“ERISA”: the Employee Retirement Income Security Act of 1974, as amended from time to time.

“ERISA Affiliate”: any trade or business (whether or not incorporated) that, together with any Group Member, is treated as a single employer under Section 414 of the Code.

“ERISA Event”: (a) the existence with respect to any Plan of a non-exempt Prohibited Transaction; (b) any Reportable Event; (c) the failure of any Group Member or ERISA Affiliate to make by its due date a required installment under Section 430(j) of the Code with respect to any Pension Plan or any failure by any Pension Plan to satisfy the minimum funding standards (within the meaning of Section 412 of the Code or Section 302 of ERISA) applicable to such Pension Plan, whether or not waived; (d) a determination that any Pension Plan is, or is expected to be, in “at risk” status (within the meaning of Section 430 of the Code or Section 303 of ERISA); (e) the filing pursuant to Section 412 of the Code or Section 302 of ERISA of an application for a waiver of the minimum funding standard with respect to any Pension Plan; (f) the occurrence of any event or condition which would reasonably be expected to result in the termination of, or the appointment of a trustee to administer, any Pension Plan or the incurrence by any Group Member or any ERISA Affiliate of any liability under Title IV of ERISA with respect to the termination of any Pension Plan, including but not limited to the imposition of any Lien in favor of the PBGC or any Pension Plan; (g) the receipt by any Group Member or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Pension Plan or to appoint a trustee to administer any Pension Plan under Section 4042 of ERISA; (h) the failure by any Group Member or any of its ERISA Affiliates to make any required contribution to a Multiemployer Plan pursuant to Sections 431 or 432 of the Code; (i) the incurrence by any Group Member or any ERISA Affiliate of any liability with respect to the withdrawal or partial withdrawal from any Pension Plan or Multiemployer Plan; (j) the receipt by any Group Member or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from a Group Member or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, Insolvent, in Reorganization, in “endangered” or “critical” status (within the meaning of Section 432 of the Code or Section 305 of ERISA), or terminated (within the meaning of Section 4041A of ERISA); or (k) the failure by any Group Member or any of its ERISA Affiliates to pay when due (after expiration of any applicable grace period) any installment payment with respect to Withdrawal Liability under Section 4201 of ERISA.

“EURIBOR”: in relation to any Loan denominated in Euros:

(a)                                 the applicable Screen Rate; or

(b)                                 (if no Screen Rate is available for the Interest Period of that Loan) the Interpolated Screen Rate for that Loan,

as of, in the case of paragraph (a) above, the Specified Time on the Quotation Day for euro and for a period equal in length to the Interest Period of that Loan.

“Euro”: the single currency of participating member states of the European Union.

“Eurocurrency Loans”: Loans the rate of interest applicable to which is based upon the Eurocurrency Rate.

“Eurocurrency Rate”: with respect to each day during each Interest Period pertaining to a Eurocurrency Loan, either CDOR, EURIBOR, HIBOR, LIBOR or STIBOR, as applicable.

“Eurocurrency Tranche”: the collective reference to Eurocurrency Loans under a particular Facility the then current Interest Periods with respect to all of which begin on the same date and end on the same later date (whether or not such Loans shall originally have been made on the same day).

“Event of Default”: any of the events specified in Section 8, provided that any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

“Exchange Act”: as defined in Section 8(k).

“Exchange Rate”: with respect to any non-Dollar currency on any date, the rate at which such currency may be exchanged into Dollars, as set forth on such date on the relevant Reuters currency page at or about 11:00 A.M., London time, on such date. In the event that such rate does not appear on any Reuters currency page, the “Exchange Rate” with respect to such non-Dollar currency shall be determined by reference to such other publicly available service for displaying exchange rates as may be agreed upon by the Administrative Agent and the Parent Borrower or, in the absence of such agreement, such “Exchange Rate” shall instead be the Administrative Agent’s spot rate of exchange in the interbank market where its foreign currency exchange operations in respect of such non-Dollar currency are then being conducted, at or about 10:00 A.M., Local Time, on such date for the purchase of Dollars with such non-Dollar currency, for delivery two Business Days later (or such other Business Day as the Administrative Agent shall deem applicable with respect to any currency); provided, that if at the time of any such determination, no such spot rate can reasonably be quoted, the Administrative Agent may use any reasonable method as it deems applicable to determine such rate, and such determination shall be conclusive absent manifest error.

“Excluded Account”: a Deposit Account (i) which is used for the purpose of making payroll and withholding tax payments related thereto and other employee wage and benefit payments and accrued and unpaid employee compensation (including salaries, wages, benefits and expense reimbursements), (ii) which is a zero-balance account, (iii) which is a Petty Cash Account or (iv) which is a Qualified Receivables Account.

“Excluded Collateral”: as defined in the Guarantee and Collateral Agreement. For the avoidance of doubt, Excluded Collateral includes, solely with respect to the Obligations or Guarantee Obligations of any U.S. Person (including any Guarantee Obligations with respect thereto):(a) any property or assets of any Foreign Subsidiary (including any Capital Stock owned by a Foreign Subsidiary) and (b) in the case of (i) Disregarded Entities the assets of which include stock in any Foreign Subsidiaries or CFC Debt, (ii) Foreign Subsidiaries, and (iii) Foreign Holdings Companies, voting Capital

Stock in excess of 65% of the voting Capital Stock thereof. For the sake of clarity, no Excluded Collateral shall be required to be pledged to secure any Obligations or Guarantee Obligations of any U.S. Loan Party (including any Guarantee Obligations with respect thereto) under any Loan Document.

“Excluded Foreign Subsidiary”: any (i) CFC, (ii) Subsidiary that is owned directly or indirectly by a CFC and (iii) Foreign Holding Company.

“Excluded Securities Account”: a Securities Account with a balance of less than $1,000,000.

“Excluded Swap Obligation”: with respect to any Subsidiary Guarantor, (a) any Swap Obligation if, and to the extent that, and only for so long as, all or a portion of the guarantee of such Subsidiary Guarantor of, or the grant by such Subsidiary Guarantor of a security interest to secure, as applicable, such Swap Obligation (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Subsidiary Guarantor’s failure to constitute an “eligible contract participant,” as defined in the Commodity Exchange Act and the regulations thereunder, at the time the guarantee of (or grant of such security interest by, as applicable) such Subsidiary Guarantor becomes or would become effective with respect to such Swap Obligation or (b) any other Swap Obligation designated as an “Excluded Swap Obligation” of such Subsidiary Guarantor as specified in any agreement between the relevant Loan Parties and counterparty applicable to such Swap Obligation, and agreed by the Administrative Agent. If a Swap Obligation arises under a master agreement governing more than one Swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to Swaps for which such guarantee or security interest is or becomes illegal.

“Excluded Taxes”: any of the following Taxes imposed on or with respect to a Credit Party or required to be withheld or deducted from a payment to a Credit Party, (a) Taxes imposed on or measured by net income or overall gross income (however denominated) and franchise Taxes, in each case, (i) imposed as a result of such Credit Party being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) any branch profits Taxes or similar Taxes, or any alternative minimum tax, imposed on a Credit Party, (c) in the case of a Lender, withholding Taxes imposed on amounts payable to or for the account of such Lender (such as a withholding tax levied on interest payments made to that Lender) with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Parent Borrower under Section 2.23) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.20, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender acquired the applicable interest in a Loan or Commitment or to such Lender immediately before it changed its lending office, in each case of which the withholding Taxes levied are treated under this Agreement as owed and paid to that previous Lender or Lender’s office, (d) Taxes attributable to such Credit Party’s failure to comply with Section 2.20(f), (e) any U.S. Federal withholding Taxes imposed under FATCA, (f) any changes in the backup withholding rate and (g) arising as a result of HM Revenue and Customs of the United Kingdom giving a direction under s931, Income Tax Act 2007 of the United Kingdom, (h) Taxes arising as a result of such Credit Party or any other Person that has a beneficial interest in any payment under the Loan Documents not dealing at arm’s length with a Loan Party within the meaning of the Income Tax Act of Canada, and (i) all penalties and interest with respect to any of the foregoing.

“Existing Credit Agreement”: that certain Credit Agreement, dated as of July 31, 2012, as amended as of September 28, 2012, as further amended as of October 8, 2012, and as amended and restated as of October 10, 2013, among the Parent Borrower, the several banks and other financial institutions or entities from time to time parties thereto JPMorgan Chase Bank, N.A., as administrative agent, and the other agents parties thereto.

“Existing Revolving Commitments”: “Revolving Commitments” outstanding under the Existing Credit Agreement immediately prior to the Second Restatement Effective Date.

“Existing Revolving Lender”: a “Revolving Lender” under the Existing Credit Agreement.

“Existing Revolving Loans”: “Revolving Loans” outstanding under the Existing Credit Agreement immediately prior to the Second Restatement Effective Date.

“Existing Term Loans”: “Term Loans” outstanding under the Existing Credit Agreement immediately prior to the Second Restatement Effective Date.

“Facility”: each of (a) the Tranche A Term Commitments and the Tranche A Term Loans made thereunder (the “Tranche A Term Facility”), (b) the Revolving Commitments and the extensions of credit made thereunder (the “Revolving Facility”); (c) the Incremental Term Loans (the “Incremental Term Facility”); and (d) the Incremental Revolving Commitments and the extensions of credit made thereunder (the “Incremental Revolving Facility”).

“Factoring Indebtedness”: at any time, the amount at such time of outstanding receivables or similar obligations sold by the Parent Borrower or Restricted Subsidiaries pursuant to factoring agreements with a non-affiliated third party that would be characterized as principal with respect to Indebtedness if such factoring agreement were structured as a secured lending transaction rather than as a purchase of receivables.

“FATCA”: Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b) of the Code, any applicable intergovernmental agreements with respect thereto, and any fiscal or regulatory legislation or rules adopted pursuant thereto.

“Federal Funds Effective Rate”: for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for the day of such transactions received by JPMorgan Chase Bank, N.A. from three federal funds brokers of recognized standing selected by it; provided, that if the Federal Funds Effective Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“Fee Payment Date”: (a) the third Business Day following the last day of each March, June, September and December and (b) the last day of the Revolving Commitment Period.

“Foreign Benefit Arrangement”: any employee benefit arrangement mandated by non-US law that is maintained or contributed to by any Group Member.

“Foreign Currency”: Canadian Dollars, Pounds Sterling, the Euro, Hong Kong Dollars, Swedish Kronor and Swiss Francs and any additional currencies determined after the Second Restatement Effective Date by mutual agreement of the Parent Borrower, the Foreign Currency Lenders and the Administrative Agent; provided each such currency is a lawful currency that is readily available, freely transferable and not restricted, able to be converted into Dollars and available in the London interbank deposit market.

“Foreign Currency Agent”: J.P. Morgan Europe Limited, as foreign currency agent with respect to the Foreign Currency Loans, together with any of its successors.

“Foreign Currency Lenders”: the Fronting Lender and, with respect to any Foreign Currency, such other Lenders as may be designated in writing by the Parent Borrower as Foreign Currency Lenders with respect to such Foreign Currency which agree in writing to act as such in accordance with the terms hereof and are reasonably acceptable to the Administrative Agent (which Foreign Currency Lenders, as of the Second Restatement Effective Date, are listed on Schedule 1.1E), or any of their respective affiliates, in each case in their capacities as the lenders of Foreign Currency Loans pursuant to Section 2.4(b).

“Foreign Currency Loan Participants”: with respect to each Foreign Currency Loan, the collective reference to all Revolving Lenders other than the Foreign Currency Lenders with respect to such Foreign Currency Loan.

“Foreign Currency Loans”: Revolving Loans denominated in any Foreign Currency.

“Foreign Currency Participation Fee”: as defined in Section 2.8(d).

“Foreign Currency Participating Interest”: as defined in Section 2.10(a).

“Foreign Currency Sublimit”: $200,000,000.

“Foreign Loan Parties”: any Additional Borrower that is a Foreign Subsidiary.

“Foreign Guarantee Agreement”: the Guarantee Agreement to be executed and delivered by any Additional Borrower that is a Foreign Subsidiary, substantially in the form of Exhibit K.

“Foreign Holding Company”: any (i) Domestic Subsidiary all or substantially all of the assets of which consist of the Capital Stock of one or more CFCs and/or intercompany loans, indebtedness or receivables owed or treated as owed by one or more CFCs (“CFC Debt”), and (ii) Disregarded Entity all or substantially all of the assets of which consist of the Capital Stock of one or more Subsidiaries described in part (i) of this definition.

“Foreign Plan”: each employee benefit plan (within the meaning of Section 3(3) of ERISA, whether or not subject to ERISA) that is not subject to US law and is maintained or contributed to by any Group Member.

“Foreign Plan Event”: with respect to any Foreign Benefit Arrangement or Foreign Plan, (a) the failure to make or, if applicable, accrue in accordance with normal accounting practices, any employer or employee contributions required by applicable law or by the terms of such Foreign Benefit Arrangement or Foreign Plan; (b) the failure to register or loss of good standing with applicable regulatory authorities of any such Foreign Benefit Arrangement or Foreign Plan required to be registered; (c) the failure of any Foreign Benefit Arrangement or Foreign Plan to comply with any material provisions of applicable law and regulations or with the material terms of such Foreign Benefit Arrangement or Foreign Plan; or (d) the occurrence of any event or the existence of any circumstance which causes the termination or windup of a Foreign Plan or gives any Governmental Authority the discretion to order the termination or windup of a Foreign Plan.

“Foreign Subsidiary”: any Restricted Subsidiary of the Parent Borrower that is not a Domestic Subsidiary.

“Fronted Foreign Currency Loans”: the Foreign Currency Loans made by the Fronting Lender (other than Foreign Currency Loans made by it in an amount equal to the Fronting Lender’s Revolving Percentage of the outstanding Foreign Currency Loans).

“Fronting Lender”: JPMorgan Chase Bank, N.A.

“Funded Debt”: as to any Person, all Indebtedness of such Person that matures more than one year from the date of its creation or matures within one year from such date but is renewable or extendible, at the option of such Person, to a date more than one year from such date or arises under a revolving credit or similar agreement that obligates the lender or lenders to extend credit during a period of more than one year from such date, including all current maturities and current sinking fund payments in respect of such Indebtedness whether or not required to be paid within one year from the date of its creation and, in the case of the Borrowers, Indebtedness in respect of the Loans.

“Funding Office”: the office of the Administrative Agent specified in Section 10.2 or such other office as may be specified from time to time by the Administrative Agent as its funding office by written notice to the Parent Borrower and the Lenders.

“GAAP”: generally accepted accounting principles in the United States as in effect from time to time; provided that, if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any Accounting Change (as defined below) occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. “Accounting Change” refers to any change in accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants or, if applicable, the SEC. Notwithstanding any other provisions of this Agreement, the adoption or issuance of any accounting standards after the Original Closing Date will not cause any rental obligation that was not or would not have been a Capital Lease Obligation prior to such adoption or issuance to be deemed a Capital Lease Obligation.

“Global Holdco”: one or more newly formed, indirect subsidiaries of the Parent Borrower, to be organized under the laws of the Netherlands.

“Governmental Authority”: any nation or government (including any supra-national bodies such as the European Union or the European Central Bank), any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization (including the National Association of Insurance Commissioners).

“Group Members”: the collective reference to the Parent Borrower and its respective Restricted Subsidiaries.

“Guarantee and Collateral Agreement”: the Guarantee and Collateral Agreement to be executed and delivered by the Parent Borrower and each other U.S. Loan Party, substantially in the form of Exhibit A, as amended and restated on the Second Restatement Effective Date.

“Guarantee Obligation”: as to any Person (the “guaranteeing person”), any obligation, including a reimbursement, counterindemnity or similar obligation, of the guaranteeing Person that guarantees or in effect guarantees, or which is given to induce the creation of a separate obligation by another Person (including any bank under any letter of credit) that guarantees or in effect guarantees, any Indebtedness, leases, dividends or other obligations (the “primary obligations”) of any other third Person (the “primary obligor”) in any manner, whether directly or indirectly, including any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) such guaranteeing person’s maximum reasonably anticipated liability in respect thereof as determined by the Parent Borrower in good faith.

“HIBOR”: in relation to any Loan denominated in Hong Kong Dollars:

(a)                                 the applicable Screen Rate; or

(b)                                 (if no Screen Rate is available for the Interest Period of that Loan) the Interpolated Screen Rate for that Loan,

as of, in the case of paragraph (a) above, the Specified Time on the Quotation Day for Hong Kong Dollars and for a period equal in length to the Interest Period of that Loan.

“Hong Kong Dollars”: the lawful currency of Hong Kong.

“Hostile Acquisition”: (a) the acquisition of the Capital Stock of a Person through a tender offer or similar solicitation of the owners of such Capital Stock which has not been approved (prior to such acquisition) by the board of directors (or any other applicable governing body) of such Person or by similar action if such Person is not a corporation and (b) any such acquisition as to which such approval has been withdrawn.

“Immaterial Subsidiary”: at any date, a Restricted Subsidiary of the Parent Borrower that is not a Material Subsidiary; provided that in no event shall any Borrower be an Immaterial Subsidiary.

“Impacted Interest Period”: with respect to any Screen Rate, an Interest Period which shall not be available at the applicable time.

“Impacted Lender”: as defined in Section 2.19(h).

“Incremental Equivalent Debt”: as defined in Section 7.2(n).

“Incremental Facility Activation Date”: any Business Day on which Parent Borrower and any Lender shall execute and deliver to the Administrative Agent an Incremental Facility Activation Notice.

“Incremental Facility Activation Notice”: a notice substantially in the form of Exhibit G-1 or G-2, as applicable, or otherwise reasonably satisfactory to the Administrative Agent and the Parent Borrower.

“Incremental Facility Closing Date”: any Business Day designated as such in an Incremental Facility Activation Notice.

“Incremental Revolving Commitments”: as defined in Section 2.25(a).

“Incremental Revolving Loans”: any revolving loans made pursuant to Section 2.25(a).

“Incremental Revolving Facility”: as defined in the definition of “Facility”.

“Incremental Term Facility”: as defined in the definition of “Facility”.

“Incremental Term Lenders”: (a) on any Incremental Facility Closing Date relating to Incremental Term Loans, the Lenders signatory to the relevant Incremental Facility Activation Notice and (b) thereafter, each Lender that is a holder of an Incremental Term Loans.

“Incremental Term Facility”: the commitments (if any) of Lenders (including New Lenders) to make Incremental Term Loans in accordance with Section 2.25(a) and the Incremental Term Loans in respect thereof.

“Incremental Term Loans”: any term loans made pursuant to Section 2.25(a).

“Incremental Term Maturity Date”: with respect to the Incremental Term Loans to be made pursuant to any Incremental Facility Activation Notice, the maturity date specified in such Incremental Facility Activation Notice, which date shall not be earlier than the final maturity of the Tranche A Term Loans.

“Indebtedness”: of any Person at any date, without duplication, (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of property or services (other than current trade payables incurred in the ordinary course of such Person’s business), (c) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all Capital Lease Obligations of such Person, (f) all obligations of such Person, contingent or otherwise, as an account party or applicant under or in respect of bankers’ acceptances, letters of credit, surety bonds or similar arrangements, (g) the liquidation value of all Disqualified Capital Stock of such Person, (h) all Receivables Transaction Attributed Indebtedness of such Person, (i) all Synthetic Lease Attributed Indebtedness of such Person, (j) all Factoring Indebtedness of such Person, (k) all Guarantee Obligations of such Person in respect of obligations of the kind referred to in clauses (a) through (j) above, (l) all obligations of the kind referred to in clauses (a) through (k) above secured by any Lien on property (including accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such obligation; provided that the amount of such Indebtedness will be the lesser of the fair market value of such asset at the date of determination and the amount of Indebtedness so secured, and (m) for the purposes of Section 8(e) only, all obligations of such Person in respect of Swap Agreements. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness expressly provide that such Person is not liable therefor.

“Indemnified Taxes”: (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in clause (a) above, Other Taxes.

“Insolvent”: with respect to any Multiemployer Plan, the condition that such plan is insolvent within the meaning of Section 4245 of ERISA.

“Intellectual Property”: the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including copyrights, copyright licenses, patents, patent licenses, trademarks, trademark licenses, technology, know-how and processes, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

“Interest Payment Date”: (a) as to any ABR Loan (other than any Swingline Loan), the last day of each March, June, September and December (or, if an Event of Default is in existence, the last day of each calendar month) to occur while such Loan is outstanding and the final maturity date of such Loan, (b) as to any Eurocurrency Loan having an Interest Period of three months or less, the last day of such Interest Period, (c) as to any Eurocurrency Loan having an Interest Period longer than three months, each day that is three months, or a whole multiple thereof, after the first day of such Interest Period and the last day of such Interest Period, (d) as to any Loan (other than any Revolving Loan that is an ABR Loan and any Swingline Loan), the date of any repayment or prepayment made in respect thereof and (e) as to any Swingline Loan, the day that such Loan is required to be repaid.

“Interest Period”: as to any Eurocurrency Loan, (a) initially, the period commencing on the borrowing or conversion date, as the case may be, with respect to such Eurocurrency Loan and ending one, two, three or six months thereafter, as selected by the applicable Borrower in its notice of borrowing or notice of conversion, as the case may be, given with respect thereto; and (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurocurrency Loan and ending one, two, three or six months thereafter, as selected by the applicable Borrower by irrevocable notice to the Administrative Agent not later than 12:00 P.M., Local Time, on the date that is three Business Days prior to the last day of the then current Interest Period with respect thereto; provided that, all of the foregoing provisions relating to Interest Periods are subject to the following:

(i)                                     if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

(ii)                                  no Borrower may select an Interest Period under a particular Facility that would extend beyond the Maturity Date or beyond the date final payment is due on the relevant Term Loans, as the case may be; and

(iii)                               any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month.

“Interpolated Screen Rate”: at any time, for any Interest Period, the rate per annum (rounded to the same number of decimal places as the relevant Screen Rates) determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the applicable Screen Rate (for the longest period for which the applicable Screen Rate is available for the applicable currency) that is shorter than the Impacted Interest Period and (b) the applicable Screen Rate for the shortest period (for which such Screen Rate is available for the applicable currency) that exceeds the Impacted Interest Period, in each case, as of the Specified Time on the Quotation Day for such Interest Period. Notwithstanding anything to the contrary in this Agreement, if any Interpolated Screen Rate shall be less than zero, such Interpolated Screen Rate shall be deemed to be zero for purposes of this Agreement.

“Investments”: as defined in Section 7.7.

“IP Assets”: as defined in the definition of “IP Reorganization”.

“IP Reorganization”: a reorganization of the Purchased Subsidiaries and their assets such that (a) the ownership of certain Intellectual Property of the Purchased Subsidiaries and related agreements, licenses and other similar assets (such Intellectual Property and related assets, collectively, the “IP Assets”) will be directly or indirectly transferred to (i) a CFC designated in writing by the Parent Borrower specifically as a New CFC under this definition of “IP Reorganization” (“New CFC”), which is 100% owned by the Parent Borrower and/or Wholly Owned Domestic Subsidiaries that are Loan Parties (which may include Open Water Ventures, LLC) (such entity, “U.S. Newco”), or (ii) New CFC Subsidiaries, (b) the assets of the Purchased Subsidiaries (other than the IP Assets and Capital Stock of certain Purchased Subsidiaries that are Non-Domestic Subsidiaries) shall be owned by the Parent Borrower or one of its Domestic Subsidiaries and (c) 100% of the Capital Stock of WILP (or any Person owning 100% of the Capital Stock of WILP) is acquired directly or indirectly by one or more New CFC Entities.

“IP Reorganization Transactions”: a set of transactions entered into by the Parent Borrower and any of its Restricted Subsidiaries the purpose of which is to effect the IP Reorganization and the payment of a dividend by New CFC to U.S. Newco in the form of an intercompany note (the “New CFC Intercompany Note”). The IP Reorganization Transactions are any or all of the following: (i) the conversion of certain Domestic Subsidiaries to limited liability companies (and/or the liquidation of such Subsidiaries or merger of such Subsidiaries into any other Subsidiary that is a Domestic Subsidiary or any Loan Party), (ii) an election to treat certain Non-Domestic Subsidiaries as disregarded entities for U.S. federal income tax purposes; (iii) the transfer of the Capital Stock of one or more of the Purchased Subsidiaries to one or more New CFC Entities; (iv) the Disposition or distribution of the IP Assets and foreign assets of the Purchased Subsidiaries to one or more New CFC Entities; (v) the Disposition, distribution or transfer by merger of the Capital Stock and assets of the Purchased Subsidiaries (other than the IP Assets and foreign assets of the Purchased Subsidiaries and the Capital Stock of certain Purchased Subsidiaries that are Non-Domestic Subsidiaries), including certain domestic tangible assets and/or work force (and any related assets) of any of the Purchased Subsidiaries to the Parent Borrower or one of its Wholly Owned Domestic Subsidiaries, (vi) the declaration of a dividend by New CFC to U.S. Newco in the form of the New CFC Intercompany Note, (vii) the acquisition by one or more of the New CFC Entities of 100% of the Capital Stock of WILP (or any Person owning 100% of the Capital Stock of WILP), (viii) the issuance and repayment of the New CFC Intercompany Note with reasonable and customary interest thereon and (ix) additional ancillary transactions (including any direct or indirect intermediate transactions with respect to any of the transactions set forth in clauses (i) through (viii) above), so long as (A) no assets of the Parent Borrower or any Subsidiary that is not a Purchased Subsidiary (other than any Capital Stock or assets of WILP and its Subsidiaries) are transferred or Disposed of in connection therewith and (B) pending completion of the IP Reorganization, the assets of the Purchased Subsidiaries are at all times held by U.S. Loan Parties, U.S. Newco and/or New CFC Entities (other than (1) with respect to any IP Reorganization Transaction in which, substantially simultaneously with such transaction, the IP Assets of the Purchased Subsidiaries are held by U.S. Loan Parties, U.S. Newco or New CFC Entities and (2) Dispositions permitted by Section 7.5(a), (b), (j) and (l)).

“IRS”: the United States Internal Revenue Service.

“Issuing Lender”: each of JPMorgan Chase Bank, N.A., Wells Fargo Bank, N.A. and MUFG Union Bank, N.A. and any other Revolving Lender approved by the Administrative Agent and the Parent Borrower that has agreed in its sole discretion to act as an “Issuing Lender” hereunder, or any of their respective affiliates, in each case in its capacity as issuer of any Letter of Credit. Each reference herein to “the Issuing Lender” shall be deemed to be a reference to the relevant Issuing Lender.

“Issuing Lender Commitment”: as to any Issuing Lender, the amount set forth under the heading “Issuing Lender Commitment” opposite such Lender’s name on Schedule 1.1A (after giving effect to the Second Restatement Effective Date) or in the Assignment and Assumption pursuant to which such Issuing Lender became a party hereto in such capacity, as the same may be changed from time to time pursuant to the terms hereof.

“Judgment Currency”: as defined in Section 10.15(a).

“Judgment Currency Conversion Date”: as defined in Section 10.15(a).

“L/C Commitment”: $50,000,000.

“L/C Exposure”: at any time, the total L/C Obligations. The L/C Exposure of any Revolving Lender at any time shall be its Revolving Percentage of the total L/C Exposure at such time.

“L/C Foreign Currency”: Canadian Dollars, Pounds Sterling, the Euro, Hong Kong Dollars and any additional currencies determined after the Second Restatement Effective Date by mutual agreement of the Parent Borrower, the Issuing Lenders and the Administrative Agent; provided each such currency is a lawful currency that is readily available, freely transferable and not restricted, able to be converted into Dollars and available in the London interbank deposit market.

“L/C Obligations”: at any time, an amount equal to the sum of (a) the aggregate then undrawn and unexpired amount of the then outstanding Letters of Credit and (b) the aggregate amount of drawings under Letters of Credit that have not then been reimbursed pursuant to Section 3.5.

“L/C Participants”: with respect to any Letter of Credit, the collective reference to all the Revolving Lenders other than the Issuing Lender in respect of such Letter of Credit.

“Lender Parent”: with respect to any Lender, any Person as to which such Lender is, directly or indirectly, a Subsidiary.

“Lenders”: as defined in the preamble hereto.

“Letters of Credit”: as defined in Section 3.1(a).

“LIBOR”: in relation to any Loan (other than a Loan denominated in Canadian Dollars, Euros, Hong Kong Dollars, or Swedish Kronor):

(a)                                 the applicable Screen Rate; or

(b)                                 (if no Screen Rate is available for the Interest Period of that Loan) the Interpolated Screen Rate for that Loan,

as of, in the case of paragraph (a) above, the Specified Time on the Quotation Day for the currency of that Loan and for a period equal in length to the Interest Period of that Loan.

“Lien”: any mortgage, pledge, hypothecation, cash collateral or other similar deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or other security agreement of any kind or nature whatsoever (including any conditional sale or other title retention agreement and any capital lease having substantially the same economic effect as any of the foregoing).

“Limited Conditionality Acquisition”: as defined in Section 2.25(a).

“Liquidity”: at any date, the sum of (a) Netted Cash as of such date plus (b) the Available Revolving Commitments as of such date.

“Loan”: any loan made by any Lender pursuant to this Agreement.

“Loan Documents”: this Agreement, the Security Documents, the Foreign Guarantee Agreement, the Notes and any amendment, waiver, supplement or other modification to any of the foregoing.

“Loan Parties”: the collective reference to the U.S. Loan Parties and the Foreign Loan Parties.

“Local Time”: (a) with respect to Foreign Currency Loans and Letters of Credit denominated in Euros or Pounds Sterling, local time in London, (b) with respect to Foreign Currency Loans denominated in currencies other than Euros and Pounds Sterling and Letters of Credit denominated in L/C Foreign Currencies other than Euros and Pounds Sterling, local time in the Principal Financial Center for the applicable currency and (b) with respect to any other Loans, local time in New York City. For purposes of this definition, “Principal Financial Center” means, in the case of any currency other than Dollars, the principal financial center where such currency is cleared and settled, as determined by the Administrative Agent.

“Majority Facility Lenders”: with respect to any Facility, the holders of more than 50% of the aggregate unpaid principal amount of the Term Loans or the Total Revolving Extensions of Credit, as the case may be, outstanding under such Facility (or, in the case of the Revolving Facility, prior to any termination of the Revolving Commitments, the holders of more than 50% of the Total Revolving Commitments).

“Material Acquisition”: as defined in the definition of “pro forma basis”.

“Material Adverse Effect”: a material adverse effect on (a) the business, property, operations or financial condition of the Parent Borrower and its Subsidiaries taken as a whole or (b) the validity or enforceability of this Agreement or any of the other material Loan Documents or the rights or remedies, taken as a whole, of the Administrative Agent or the Lenders hereunder or thereunder.

“Material Disposition”: as defined in the definition of “pro forma basis”.

“Material Subsidiary”: as of any date of determination, any Restricted Subsidiary (a) whose total assets at the last day of the Reference Period ending on the last day of the most recent fiscal period for which financials have been delivered pursuant to Section 6.1(a) or (b) were equal to or greater than 5.0% of the Consolidated Total Assets of the Parent Borrower and its Subsidiaries at such date or (b) whose revenues during such Reference Period were equal to or greater than 5.0% of the consolidated revenues of the Parent Borrower and its Subsidiaries for such period, in each case determined in accordance with GAAP; provided that if, at any time and from time to time after the Second Restatement Effective Date, Subsidiaries that are not Material Subsidiaries have, in the aggregate, (i) total assets at the last day of the most recently ended Reference Period equal to or greater than 10.0% of the Consolidated Total Assets of the Parent Borrower and its Subsidiaries at such date or (ii) revenues during such Reference Period equal to or greater than 10.0% of the consolidated revenues of the Parent Borrower and its Subsidiaries for such period, in each case determined in accordance with GAAP, then the Parent Borrower shall, no later than five Business Days subsequent to the date on which financial statements for such fiscal period are delivered pursuant to this Agreement, designate in writing to the Administrative Agent one or more of such Subsidiaries as “Material Subsidiaries” such that, following such designation(s), Immaterial Subsidiaries have, in the aggregate (i) total assets at the last day of such Reference Period of less than 10.0% of the Consolidated Total Assets of the Parent Borrower and its Subsidiaries at such date and (ii) total revenues during such Reference Period of less than 10.0% of the consolidated revenues of the Parent Borrower and its Subsidiaries for such period, in each case determined in accordance with GAAP.

“Materials of Environmental Concern”: any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Law, including asbestos, polychlorinated biphenyls and urea-formaldehyde insulation.

“Maturity Date”: July 13, 2020.

“Moody’s”: as defined in the definition of “Cash Equivalents”.

“Mortgage Amendment” as defined in Section 6.11(a).

“Mortgaged Properties”: the real properties listed on Schedule 1.1B, as to which the Administrative Agent for the benefit of the Lenders shall be granted a Lien pursuant to the Mortgages.

“Mortgages”: each of the mortgages and deeds of trust made by any U.S. Loan Party in favor of, or for the benefit of, the Administrative Agent for the benefit of the Lenders, substantially in the form of Exhibit D (with such changes thereto as shall be advisable under the law of the jurisdiction in which such mortgage or deed of trust is to be recorded or are otherwise reasonably acceptable to the Administrative Agent).

“Multiemployer Plan”: a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

“Net Cash Proceeds”: (a) in connection with any Asset Sale or any Recovery Event, the proceeds thereof received by the Parent Borrower or any Restricted Subsidiary in the form of cash, Cash Equivalents and marketable U.S. debt securities (determined in accordance with GAAP) (including any such proceeds received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but only as and when received) (provided, that with respect to marketable U.S. debt securities, such securities shall be included as Net

Cash Proceeds only as and when the proceeds thereof are received), net of attorneys’ fees, accountants’ fees, investment banking fees, amounts required to be applied to the repayment of Indebtedness secured by a Lien permitted hereunder on any asset that is the subject of such Asset Sale or Recovery Event (other than any Lien pursuant to a Security Document) and other customary fees and expenses actually incurred in connection therewith and net of taxes paid or reasonably estimated to be payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements) and (b) in connection with any incurrence of Indebtedness by the Parent Borrower or any Restricted Subsidiary, the cash proceeds received from such issuance or incurrence, net of attorneys’ fees, investment banking fees, accountants’ fees, underwriting discounts and commissions and other customary fees and expenses actually incurred in connection therewith.

“Netted Cash”: at any day, the aggregate amount of (i) domestic unrestricted cash and domestic cash equivalents of the Parent Borrower and its Domestic Subsidiaries in excess of $5,000,000 on such day and (ii) 75% of the aggregate amount of unrestricted cash and cash equivalents of Non-Domestic Subsidiaries in excess of $5,000,000 on such day. For the avoidance of doubt, the term “cash equivalents” as set forth in this definition will be interpreted in accordance with GAAP.

“New CFC”: as defined in the definition of “IP Reorganization”.

“New CFC Entities”: the collective reference to New CFC and the New CFC Subsidiaries.

“New CFC Intercompany Note”: as defined in the definition of “IP Reorganization Transaction”.

“New CFC Subsidiary”: any Wholly Owned Subsidiary of New CFC to whom IP Assets are transferred; provided that neither WILP nor any of its Subsidiaries shall be a New CFC Subsidiary unless IP Assets with a fair market value in excess of $5,000,000 are transferred to WILP or any such Subsidiary, as applicable.

“New Lender”: as defined in Section 2.25(b).

“New Lender Supplement”: as defined in Section 2.25(b).

“Non-Consenting Lender”: as defined in Section 2.23.

“Non-Domestic Subsidiary”: any Subsidiary of the Parent Borrower that is not (a) a Domestic Subsidiary or (b) a Domestic Unrestricted Subsidiary. For the avoidance of doubt, the term “Non-Domestic Subsidiary” shall include each Foreign Subsidiary.

“Non-U.S. Lender”: a Lender that is not a U.S. Person.

“Notes”: the collective reference to any promissory note evidencing Loans.

“Obligations”: the unpaid principal of and interest on (including interest accruing after the maturity of the Loans and Reimbursement Obligations and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Loans and all other obligations and liabilities of the Borrowers to the Administrative Agent or to any Lender (or, in the case of Specified Swap Agreements and Specified Cash Management Agreements, any affiliate of any Lender), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, any other Loan Document, the Letters of Credit, any Specified Swap Agreement, any Specified Cash Management Agreement or any other document made, delivered or given in connection herewith or therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including all fees, charges and disbursements of counsel to the Administrative Agent or to any Lender that are required to be paid by any Borrower pursuant hereto) or otherwise; provided that for purposes of determining any Guarantee Obligations of (i) any U.S. Loan Party pursuant to the Guarantee and Collateral Agreement, the definition of “Obligations” shall not create any guarantee by any U.S. Loan Party of (or grant of security interest by any U.S. Loan Party to support, if applicable) any Excluded Swap Obligations; and (ii) any Foreign Loan Party pursuant to the Foreign Guarantee Agreement, the definition of “Obligations” shall not create any guarantee by any Foreign Loan Party of any Excluded Swap Obligations.

“Original Closing Date”: October 9, 2012.

“Other Connection Taxes”: with respect to any Credit Party, Taxes imposed as a result of a present or former connection between such Credit Party and the jurisdiction imposing such Tax (other than connections arising from such Credit Party having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to, or enforced, any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

“Other Taxes”: all present or future stamp, court, or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes imposed with respect to a participation or that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.23).

“Overnight LIBO Rate”: with respect to any Loans or overdue amount in respect thereof, the rate of interest per annum at which overnight deposits in the applicable currency, in an amount approximately equal to the amount with respect to which such rate is being determined, would be offered for such day by a branch or affiliate of JPMorgan Chase Bank, N.A. in the applicable offshore interbank market for such currency to major banks in such interbank market.

“Parent Borrower”: as defined in the preamble hereto.

“Participant”: as defined in Section 10.6(c).

“Participant Register”: as defined in Section 10.6(c).

“Patriot Act”: as defined in Section 10.19(a).

“PBGC”: the Pension Benefit Guaranty Corporation established pursuant to ERISA and any successor entity performing similar functions.

“Pension Plan”: any Plan subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA.

“Permitted Acquisition”: a Purchase (including pursuant to any merger with any Person that was not a Subsidiary prior to such merger in which the Parent Borrower or any Restricted Subsidiary is the surviving party) by the Parent Borrower or any Restricted Subsidiary in a transaction that satisfies each of the following requirements:

(a)                                 such Purchase is not a Hostile Acquisition;

(b)                                 both before and after giving effect to the consummation of such Purchase and the Loans (if any) requested to be made in connection therewith, each of the representations and warranties in the Loan Documents is true and correct in all material respects ((except that any representation or warranty which is already qualified as to materiality or by reference to Material Adverse Effect shall be true and correct in all respects) on and as of the date of such Purchase, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date) and no Default or Event of Default exists or would be caused thereby;

(c)                                  if the aggregate amount of consideration paid or payable (including without limitation all cash and stock payments and all Indebtedness of any acquired Person assumed in connection with such Purchase and all Earnout Obligations related to such Purchase, valued in accordance with GAAP) by the Parent Borrower and its Restricted Subsidiaries for such Purchase or series of related Purchases exceeds $75,000,000, prior to the closing of any such Purchase, the Parent Borrower shall provide such pro forma financial statements and certificates and copies of such documents being executed or delivered in connection with such Purchase as may be requested by the Administrative Agent; and

(d)                                 if such Purchase is an acquisition of Capital Stock, such Purchase will not result in any violation of Regulation U.

“Permitted Encumbrances”:

(a) Liens imposed by law for taxes, fees, assessments or other governmental charges that are not delinquent or are being contested in compliance with Section 6.3;

(b) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or are being contested in compliance with Section 6.3;

(c) pledges and deposits made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security laws or regulations;

(d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

(e) judgment liens in respect of judgments that do not constitute an Event of Default under Section 8(h);

(f) leases, subleases, licenses and sublicenses granted to others, easements, zoning restrictions, rights-of-way and similar encumbrances that do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Parent Borrower or any Restricted Subsidiary;

(g) Liens in favor or customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business;

(h) banker’s liens, rights of set-off or similar rights, in each case, arising by contract or operation of law;

(i) other Liens incidental to the normal conduct of the business of the Parent Borrower or any Restricted Subsidiary or the ownership of their respective properties which are not incurred in connection with the incurrence or maintenance of Indebtedness and which do not in the aggregate materially impair the use of any property subject thereto in the operation of the business of the Parent Borrower or any Restricted Subsidiary, or materially detract from the value of such property; and

(j) statutory or customary contractual Liens in favor of landlords relating to real property leases of the Parent Borrower or any Restricted Subsidiary;

provided that the term “Permitted Encumbrances” shall not include any Lien securing Indebtedness.

“Permitted Holders”: (a) the Section 16 Officers of the Parent Borrower from time to time and (b) any group which includes and is under the general direction of any of such Section 16 Officers.

“Permitted Refinancing Indebtedness”: any Indebtedness issued in exchange for, or the net proceeds of which are used to extend, refinance, renew, replace, defease or refund (collectively, to “Refinance”), the Indebtedness being Refinanced (or previous refinancings thereof constituting Permitted Refinancing Indebtedness); provided that (a) the principal amount (or accreted value, if applicable) of such Permitted Refinancing Indebtedness does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so Refinanced (plus unpaid accrued interest and premium (including tender premium) thereon, any committed or undrawn amounts and underwriting discounts, fees, commissions and expenses, associated with such Permitted Refinancing Indebtedness), (b) (i) such Permitted Refinancing Indebtedness has a final maturity date equal to or later than the earlier of (x) the final maturity date of the Indebtedness being Refinanced and (y) 91 days after the Maturity Date (it being understood that, in each case, any provision requiring an offer to purchase such Indebtedness as a result of a change of control or asset sale shall not violate the foregoing restriction) and (ii) such Permitted Refinancing Indebtedness has a weighted average life to maturity equal to or greater than the weighted average life to maturity of the Indebtedness being Refinanced, (c) if the Indebtedness being Refinanced is by its terms subordinated in right of payment to the Obligations under this Agreement, such Permitted Refinancing Indebtedness shall be subordinated in right of payment to such Obligations on terms not materially less favorable to the Lenders as those contained in the documentation governing the Indebtedness being Refinanced, taken as a whole, (d) no Permitted Refinancing Indebtedness as of the date of incurrence of such Permitted Refinancing Indebtedness shall have obligors or contingent obligors that were not as of such date obligors or contingent obligors (or that would not have been required to become obligors or contingent obligors) in respect of the Indebtedness being Refinanced (it being understood that the terms of any such Permitted Refinancing Indebtedness shall not, as of the date of the incurrence thereof, require any new obligors or contingent obligations that were not as of such date obligors or required to become obligors or contingent obligors under the Indebtedness being Refinanced) and (e) if the Indebtedness being Refinanced is (or would have been required to be) secured by the Collateral, such Permitted Refinancing Indebtedness may be secured by such Collateral on terms not materially less favorable, taken as a whole, to the Secured Parties than the Indebtedness being Refinanced; provided that with respect to any Indebtedness secured by a Lien on the Collateral, any Liens securing such Permitted Refinancing Indebtedness shall, to the extent the Indebtedness being Refinanced was subject to an intercreditor agreement with respect to the Obligations hereunder, be subject to an intercreditor agreement that is not materially less favorable, taken as a whole, to the Credit Parties than the intercreditor agreement outstanding in respect of the Indebtedness being Refinanced.

“Permitted Unsecured Debt”: any unsecured notes or bonds or other unsecured debt securities issued (including pursuant to an exchange offer) by the Parent Borrower and designated by the Parent Borrower as Permitted Unsecured Debt hereunder; provided that (a) any such Indebtedness shall have a final maturity date at least 91 days after the Maturity Date, (b) any such Indebtedness shall not have any scheduled amortization payments, mandatory redemptions or sinking fund obligations or mandatory prepayments (including cash flow sweeps) prior to the date that is 91 days after the Maturity Date (other than customary offers to purchase upon a change of control, asset sale or event of loss, customary acceleration rights after an event of default and payments in respect of paid-in-kind interest previously accreted to principal as necessary to avoid having the underlying debt obligation treated as an applicable high-yield discount obligation under Sections 163(e)(5) and 163(i) of the Code, or any successor provision thereto), (c) such Indebtedness shall not have any financial maintenance covenants, (d) any such Indebtedness shall not have a definition of “Change of Control” or “Change in Control” (or any other defined term having a similar purpose) that is materially more restrictive than the definition of Specified Change of Control set forth herein and (e) any such Indebtedness shall not be subject to any guarantee by any Group Member (other than a Loan Party).

“Person”: an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

“Petty Cash Account”: a Deposit Account which has a balance of less than $1,000,000.

“Plan”: any employee benefit plan as defined in Section 3(3) of ERISA, including any employee welfare benefit plan (as defined in Section 3(1) of ERISA), any employee pension benefit plan (as defined in Section 3(2) of ERISA but excluding any Multiemployer Plan), and any plan which is both an employee welfare benefit plan and an employee pension benefit plan, and in respect of which any Group Member or any ERISA Affiliate is (or, if such Plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in section 3(5) of ERISA.

“Pledged Stock”: as defined in the Guarantee and Collateral Agreement. For the avoidance of doubt, the term “Pledged Stock” shall not include any Excluded Collateral.

“Pounds Sterling”: the lawful currency of the United Kingdom.

“PPSA”: the Personal Property Security Act or such other applicable legislation in effect from time to time in such applicable Canadian jurisdiction for purposes of the provisions hereof or the other applicable Loan Documents relating to perfection, effect of perfection or non-perfection or priority.

“Prime Rate”: the rate of interest per annum publicly announced from time to time by JPMorgan Chase Bank, N.A. as its prime rate in effect at its principal office in New York City (the Prime Rate not being intended to be the lowest rate of interest charged by JPMorgan Chase Bank, N.A. in connection with extensions of credit to debtors).

“pro forma basis”: in connection with any transaction for which a determination on a pro forma basis for any period of four consecutive fiscal quarters (each, a “Reference Period”) is required to be made hereunder, “pro forma basis” shall mean that such determination shall be made (i) after giving effect to any Material Acquisition and any Material Disposition during such Reference Period and (ii) assuming that such Material Acquisition or Material Disposition occurred at the beginning of such Reference Period; provided that any pro forma calculation made by the Parent Borrower either (i) based on Regulation S-X or (ii) as calculated in good faith and set forth in an officer’s certificate of the Parent Borrower (and in the case of this clause (ii), based on audited financials of the target company or other financials reasonably satisfactory to the Administrative Agent) shall be acceptable. As used in this definition, “Material Acquisition” means any acquisition of property or series of related acquisitions of property that (a) constitutes assets comprising all or substantially all of an operating unit of a business or constitutes all or substantially all of the common stock of a Person and (b) involves the payment of consideration by the Parent Borrower and its Restricted Subsidiaries in excess of $5,000,000; and “Material Disposition” means any Disposition of property or series of related Dispositions of property that (a) comprises all or substantially all of an operating unit of a business or constitutes all or substantially all of the common stock of a Person and (b) that yields gross proceeds to the Parent Borrower or any of its Restricted Subsidiaries in excess of $5,000,000.

“Pro Forma Financial Statements”: as defined in Section 4.1(a).

“Prohibited Transaction”: as defined in Section 406 of ERISA and Section 4975(f)(3) of the Code.

“Projections”: as defined in Section 6.2(c).

“Properties”: as defined in Section 4.17(a).

“Proposed Change”: as defined in Section 2.23.

“Protected Qualifying Lender”: any Lender who was a Qualifying Lender at the time that it became a party to this Agreement, but who ceased to be a Qualifying Lender solely by reason of a change in the law or the terms of a relevant double Tax agreement or treaty.

“Purchase”: any transaction, or any series of related transactions, consummated on or after the date of this Agreement, by which the Parent Borrower or any of its Restricted Subsidiaries (i) acquires all or substantially all of the assets of any firm, corporation or limited liability company, or business unit or division thereof, whether through purchase of assets, merger or otherwise or (ii) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes for the members of the board of directors) of the Capital Stock of a Person.

“Purchased Subsidiaries”: the Subsidiaries of the Parent Borrower purchased pursuant to the Carveout Purchase Agreement (it being understood that (i) for purposes of the definitions of “IP Reorganization” and “IP Reorganization Transactions”, the Purchased Subsidiaries shall include Stride Rite Canada in respect of the assets of Stride Rite Canada that are purchased by the Parent Borrower and its Subsidiaries on the Original Closing Date pursuant to the Carveout Purchase Agreement and (ii) for purposes of Sections 4.1(c), 5(b)(iii) and 5(c) and Schedule 7.7(a), the Purchased Subsidiaries shall include Stride Rite Canada).

“Qualified Receivables Account”: the account of the Parent Borrower at JPMorgan Chase Bank, N.A., Account #: 663216005, which account shall be designated to receive amounts owing with respect to the Purchased Receivables (as defined in the Receivables Purchase Agreement), and any other Deposit Account approved upon request of the Parent Borrower by Administrative Agent as a Collection Account (as defined in the Receivables Purchase Agreement).

“Qualified Receivables Transaction”: any transaction or series of transactions that may be entered into by the Parent Borrower or any Restricted Subsidiary pursuant to which the Parent Borrower or any Restricted Subsidiary may sell, convey or otherwise transfer to a newly-formed Restricted Subsidiary or other special-purpose entity, or any other Person, any accounts or notes receivable and rights related thereto, provided that (i) all of the terms and conditions of such transaction or series of transactions, including without limitation the amount and type of any recourse to the Parent Borrower or any Restricted Subsidiary with respect to the assets transferred, are acceptable to the Administrative Agent and the Required Lenders, and (ii) the aggregate Receivables Transaction Attributed Indebtedness incurred in all such transactions outstanding at any time does not exceed $200,000,000.

“Qualifying Lender”:

(i) a Lender which is beneficially entitled to interest payable to that Lender in respect of an advance under a Loan Document and is:

(A)                 a Lender:

(1) which is a bank (as defined for the purpose of section 879 of the Income Tax Act 2007 (United Kingdom)) making an advance under a Loan Document and is within the charge to United Kingdom corporation tax as respects any payments of interest made in respect of that advance or would be within such charge as respects such payment apart from section 18A of the Corporation Tax Act 2009 (United Kingdom); or

(2) in respect of an advance made under a Loan Document by a person that was a bank (as defined for the purpose of section 879 of the Income Tax Act 2007 (United Kingdom)) at the time that that advance was made and within the charge to United Kingdom corporation tax as respects any payments of interest made in respect of that advance; or

(B) a Lender which is:

(1)                   a company resident in the United Kingdom for United Kingdom tax purposes;

(2) a partnership each member of which is:

(a)         a company so resident in the United Kingdom; or

(b)         a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account in computing its chargeable profits (within the meaning of section 19 of the Corporation Tax Act 2009 (United Kingdom)) the whole of any share of interest payable in respect of that advance that falls to it by reason of Part 17 of the Corporation Tax Act 2009 (United Kingdom);

(3) a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account interest payable in respect of that advance in computing the chargeable profits (within the meaning of section 19 of the Corporation Tax Act 2009 (United Kingdom)) of that company; or

(C) a Treaty Lender; or

(ii) a Lender which is a building society (as defined for the purposes of section 880 of the Income Tax Act 2007 (United Kingdom)) making an advance under a Loan Document.

“Quotation Day”: in relation to any period for which an interest rate is to be determined:

(i) if the currency is Pounds Sterling or Canadian Dollars, the first day of that period;

(ii) if the currency is the Euro, two TARGET Days before the first day of that period; or

(iii) for any other currency, two Business Days before the first day of that period,

unless market practice differs in the Relevant Interbank Market for a currency, in which case the Quotation Day for that currency will be determined by the Agent in accordance with market practice in the Relevant Interbank Market (and if quotations would normally be given by leading banks in the Relevant Interbank Market on more than one day, the Quotation Day will be the last of those days).

“Receivables Purchase Agreement”: the Receivables Purchase Agreement dated as of December 22, 2014 between the Parent Borrower, certain subsidiaries of the Parent Borrower, and HSBC Bank USA, N.A., a national banking association, as amended, supplemented, restated or otherwise modified from time to time; provided, however, that any references in this Agreement to the Receivables Purchase Agreement shall be to such agreement without giving effect to any amendment, supplement, restatement or other modification thereto that are adverse to the Administrative Agent and/or the Lenders, unless such amendment, supplement, restatement or other modification has been consented to by the Required Lenders; provided further that, for the avoidance of doubt, any amendments, supplements, restatements, or other modifications to the Receivables Purchase Agreement effected solely for the purposes of adding a customer or customers shall be deemed not to be adverse to the Administrative Agent and/or the Lenders.

“Receivables Transaction Attributed Indebtedness”: the amount of obligations outstanding under the legal documents entered into as part of any Qualified Receivables Transaction on any date of determination that would be characterized as principal if such Qualified Receivables Transaction were structured as a secured lending transaction rather than as a purchase.

“Recovery Event”: any settlement of or payment in respect of any property or casualty insurance claim or any condemnation proceeding relating to any asset of any Group Member.

“Reference Period”: as defined in the definition of “pro forma basis”.

“Refunded Swingline Loans”: as defined in Section 2.7.

“Register”: as defined in Section 10.6(b).

“Regulation U”: Regulation U of the Board as in effect from time to time.

“Reimbursement Obligation”: the obligation of the applicable Borrower to reimburse the Issuing Lender pursuant to Section 3.5 for amounts drawn under Letters of Credit.

“Reinvestment Deferred Amount”: with respect to any Reinvestment Event, the aggregate Net Cash Proceeds received by any Group Member in connection therewith that are not applied to prepay the Term Loans or reduce the Revolving Commitments pursuant to Section 2.12(b) as a result of the delivery of a Reinvestment Notice.

“Reinvestment Event”: any Asset Sale or Recovery Event in respect of which the Parent Borrower has delivered a Reinvestment Notice.

“Reinvestment Notice”: a written notice executed by a Responsible Officer stating that no Event of Default has occurred and is continuing and that the Parent Borrower (directly or indirectly through a Restricted Subsidiary) intends and expects to use all or a specified portion of the Net Cash Proceeds of an Asset Sale or Recovery Event to acquire or repair assets useful in its business.

“Reinvestment Prepayment Amount”: with respect to any Reinvestment Event, the Reinvestment Deferred Amount relating thereto less any amount expended prior to the relevant Reinvestment Prepayment Date to acquire or repair assets useful in the Parent Borrower’s business.

“Reinvestment Prepayment Date”: with respect to any Reinvestment Event, the earlier of (a) the date occurring six months after such Reinvestment Event and (b) the date on which the Parent Borrower shall have determined not to, or shall have otherwise ceased to, acquire or repair assets useful in the Parent Borrower’s business with all or any portion of the relevant Reinvestment Deferred Amount.

“Relevant Interbank Market”: (a) in relation to Swedish Kronor, the Stockholm interbank market, (b) in relation to the Euro, the European interbank market, (c) in relation to Hong Kong Dollars, the Hong Kong interbank market, (d) in relation to Canadian Dollars, the Canadian interbank market and (e) in relation to any other currency, the London interbank market.

“Reorganization”: with respect to any Multiemployer Plan, the condition that such plan is in reorganization within the meaning of Section 4241 of ERISA.

“Replaced Revolving Facility”: as defined in Section 10.1.

“Replaced Term Loans”: as defined in Section 10.1.

“Replacement Facility Amendment”: that certain Replacement Facility Amendment, dated as of July 13, 2015.

“Replacement Revolving Facility”: as defined in Section 10.1.

“Replacement Term Loans”: as defined in Section 10.1.

“Reportable Event”: any of the events set forth in Section 4043(c) of ERISA or the regulations issued thereunder, with respect to a Pension Plan, other than those events as to which notice is waived.

“Required Lenders”: at any time, the holders of more than 50% of the sum of (i) the aggregate unpaid principal amount of the Term Loans then outstanding and (ii) the Total Revolving Commitments then in effect or, if the Revolving Commitments have been terminated, the Total Revolving Extensions of Credit then outstanding.

“Requirement of Law”: as to any Person, the Certificate of Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Reset Date”: as defined in Section 2.26(a).

“Responsible Officer”: the chief executive officer, president or chief financial officer of the Parent Borrower, but in any event, with respect to financial matters, the chief financial officer of the Parent Borrower.

“Restricted Payments”: as defined in Section 7.6.

“Restricted Subsidiary”: any Subsidiary that is not an Unrestricted Subsidiary.

“Revolving Commitment”: on and after the Second Restatement Effective Date, as to any Lender, the obligation of such Lender, if any, to make Revolving Loans and participate in Swingline Loans, Letters of Credit and Foreign Currency Loans in an aggregate principal and/or face amount not to exceed the amount set forth under the heading “Revolving Commitment” opposite such Lender’s name on Schedule 1.1A (after giving effect to the Second Restatement Effective Date) or in the Assignment and Assumption pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof. The amount of the Total Revolving Commitments on the Second Restatement Effective Date is $500,000,000.

“Revolving Commitment Period”: the period from and including the Second Restatement Effective Date to the Maturity Date.

“Revolving Extensions of Credit”: as to any Revolving Lender at any time, an amount equal to the sum of (a) the aggregate principal amount of all Revolving Loans (other than Foreign Currency Loans) held by such Lender then outstanding, (b) such Lender’s Revolving Percentage of the L/C Obligations then outstanding (including such Lender’s Revolving Percentage of the Dollar Equivalent of L/C Obligations outstanding in a currency other than Dollars), (c) such Lender’s Revolving Percentage of the aggregate principal amount of Swingline Loans then outstanding and (d) such Lender’s Revolving Percentage of the Dollar Equivalent of the aggregate principal amount of Foreign Currency Loans then outstanding.

“Revolving Facility”: as defined in the definition of “Facility”.

“Revolving Lender”: each Lender that has a Revolving Commitment or that holds Revolving Loans.

“Revolving Loans”: as defined in Section 2.4(a).

“Revolving Percentage”: as to any Revolving Lender at any time, the percentage which such Lender’s Revolving Commitment then constitutes of the Total Revolving Commitments or, at any time after the Revolving Commitments shall have expired or terminated, the percentage which the aggregate principal amount of such Lender’s Revolving Loans then outstanding constitutes of the aggregate principal amount of the Revolving Loans then outstanding, provided, that, in the event that the Revolving Loans are paid in full prior to the reduction to zero of the Total Revolving Extensions of Credit, the Revolving Percentages shall be determined in a manner designed to ensure that the other outstanding Revolving Extensions of Credit shall be held by the Revolving Lenders on a comparable basis. Notwithstanding the foregoing, in the case of Section 2.25 when a Defaulting Lender shall exist, Revolving Percentages shall be determined without regard to any Defaulting Lender’s Revolving Commitment.

“S&P”: as defined in the definition of “Cash Equivalents”.

“Sanctions”: economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or (b) the United Nations Security Council, the European Union, Canada or Her Majesty’s Treasury of the United Kingdom.

“Sanctioned Country”: at any time, a country or territory which is itself the subject or target of any Sanctions (as of the Second Restatement Effective Date, Iran, North Korea, Sudan, the Crimea region of Ukraine and Syria).

“Sanctioned Person”: at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, the United Nations Security Council, the European Union, Canada or any EU member state, (b) any Person operating in a Sanctioned Country in violation of applicable Sanctions or organized or resident in a Sanctioned Country or (c) any Person owned or controlled by any such Person or Persons.

“Screen Rate”:

(a)                                 in relation to CDOR, with respect to any Interest Period, (i) the annual rate of interest determined with reference to the arithmetic average of the discount rate quotations of all institutions listed for Canadian Dollar-denominated bankers’ acceptances with a tenor equal to such Interest Period displayed and identified as such on the CDOR page of the Reuters screen (or on any successor or substitute page on such screen or service that displays such rate, or on the appropriate page of such other information service that publishes such rate as shall be selected by the Administrative Agent from time to time in its reasonable discretion) as of the Specified Time on the Quotation Day for such Interest Period (as adjusted by the Administrative Agent after the Specified Time to reflect any error in the posted rate of interest or in the posted average annual rate of interest);

(b)                                 in relation to EURIBOR, the euro interbank offered rate administered by the Banking Federation of the European Union (or any other Person which takes over the administration of that rate) for the relevant period displayed on page EURIBOR01 of the Reuters screen (or any replacement Reuters page which displays that rate);

(c)                                  in relation to HIBOR, the percentage rate per annum designated as “FIXING @ 11.00” (or any replacement designation or, if no designation appears, the arithmetic average (rounded upward to five decimal places) of the displayed rates) for the relevant period displayed under the heading “HONG KONG INTERBANK OFFERED RATES (HK DOLLAR)” on the Reuters Screen HIBOR1=R Page or HIBOR2=R Page (as appropriate) (or any replacement Reuters page which displays that rate);

(d)                                 in relation to LIBOR, the London interbank offered rate administered by ICE Benchmark Association (or any other Person that takes over the administration of that rate) for the relevant currency and period displayed on pages LIBOR01 or LIBOR02 of the Reuters screen (or any replacement Reuters page which displays that rate); and

(e)                                  in relation to STIBOR, the Stockholm interbank offered rate administered by the Swedish Bankers’ Association (or any other person which takes over the administration of that rate) for Swedish Kronor and for the relevant period as displayed on the appropriate page of the Reuters screen (or any replacement Reuters page which displays that rate);

provided, however, that if any Screen Rate shall be less than zero, such Screen Rate shall be deemed to be zero for purposes of this Agreement.

“SEC”: the Securities and Exchange Commission, any successor thereto and any analogous Governmental Authority.

“Second Restatement Effective Date”: the first date on which the conditions precedent set forth in Section 5.4 have been satisfied, which date is July 13, 2015.

“Section 16 Officer”: has the meaning assigned to the term “officer” as defined in Rule 16a-1(f) under the Exchange Act.

“Secured Parties” has the meaning assigned to such term in the Guarantee and Collateral Agreement.

“Securities Account”: as defined in the Uniform Commercial Code of any applicable jurisdiction or as defined in the PPSA, as applicable.

“Securities Account Control Agreement”: a Securities Account control agreement to be executed by each institution maintaining a Securities Account (other than an Excluded Securities Account) for the Parent Borrower or any other U.S. Loan Party, in each case as required by Section 6.10(f).

“Security Documents”: the collective reference to the Guarantee and Collateral Agreement, the Mortgages and all other security documents hereafter delivered to the Administrative Agent granting a Lien on any property of any Person to secure the obligations and liabilities of any Loan Party under any Loan Document.

“Senior Unsecured Debt”: the 6.125% senior notes of the Parent Borrower due 2020 issued on the Original Closing Date pursuant to the Senior Unsecured Debt Agreement.

“Senior Unsecured Debt Agreement”: the Indenture entered into by the Parent Borrower and, to the extent applicable, certain of its Restricted Subsidiaries in connection with the issuance of the Senior Unsecured Debt, together with all instruments and other agreements entered into by the Parent Borrower and/or such Restricted Subsidiaries in connection therewith.

“Solvent”: when used with respect to any Person, means that, as of any date of determination, (a) the amount of the “present fair saleable value” of the assets of such Person will, as of such date, exceed the amount of all “liabilities of such Person, contingent or otherwise”, as of such date, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, (b) the present fair saleable value of the assets of such Person will, as of such date, be greater than the amount that will be required to pay the liability of such Person on its debts as such debts become absolute and matured, (c) such Person will not have, as of such date, an unreasonably small amount of capital with which to conduct its business, and (d) such Person will be able to pay its debts as they mature. For purposes of this definition, (i) “debt” means liability on a “claim”, and (ii) “claim” means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured; provided that the amount of any contingent or disputed liability at any time shall be computed as the amount that would reasonably be expected to become an actual and matured liability at such time.

“Specified Cash Management Agreement”: any agreement providing for treasury, depositary, purchasing card or cash management services, including in connection with any automated clearing house transfers of funds or any similar transactions between a Borrower or any Subsidiary Guarantor and any Lender or affiliate thereof, which has been designated by such Lender and the Parent Borrower, by notice to the Administrative Agent not later than 90 days after the execution and delivery by the applicable Borrower or such Subsidiary Guarantor, as applicable, as a “Specified Cash Management Agreement”.

“Specified Change of Control”: a “Change of Control” as defined in the Senior Unsecured Debt Agreement.

“Specified Swap Agreement”: any Swap Agreement in respect of interest rates or currency exchange rates entered into by a Borrower or any Subsidiary Guarantor and any Person that is a Lender or an affiliate of a Lender at the time such Swap Agreement is entered into.

“Specified Time”: the applicable time and day as determined in accordance with Schedule 1.1C.

“Statutory Reserve Rate”: a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the relevant Lender is subject with respect to the Eurocurrency Rate, for eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurocurrency Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

“STIBOR”: in relation to any Loan in Swedish Kronor:

(a)                                 the applicable Screen Rate; or

(b)                                 (if no Screen Rate is available for the Interest Period of that Loan) the Interpolated Screen Rate for that Loan,

as of, in the case of paragraph (a) above, the Specified Time on the Quotation Day for Swedish Kronor and for a period equal in length to the Interest Period of that Loan.

“Stride Rite Canada”: Stride Rite Canada Limited.

“Subsidiary”: as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person.  In the case of a Person subject to the laws of The Netherlands, the term “Subsidiary” shall include any business entity that constitutes a “Subsidiary” (dochtermaatschappij) as defined in article 2.24(a) of the Dutch Civil Code. Unless otherwise qualified, all references to a “Subsidiary” or to “Subsidiaries” in this Agreement shall refer to a Subsidiary or Subsidiaries of the Parent Borrower.

“Subsidiary Co-Obligor”: any Additional Borrower that is (a) a Domestic Subsidiary, (b) is designated in writing as a Subsidiary Co-Obligor by the Parent Borrower and (c) jointly and severally liable for the Obligations of the Parent Borrower pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent; provided, however, that no Excluded Foreign Subsidiary shall be liable for (or provide collateral security for) any Obligations or Guarantee Obligations of any U.S. Person (including any Guarantee Obligations with respect thereto), and no Excluded Collateral shall be pledged with respect thereto.

“Subsidiary Guarantor”: each Restricted Subsidiary of the Parent Borrower other than any Excluded Foreign Subsidiary and any Immaterial Subsidiary; provided that any applicable Subsidiary Guarantor shall cease to be a Subsidiary Guarantor upon release from its Guarantee Obligation in respect of the Obligations pursuant to the terms hereof or any Security Document; provided further that any Restricted Subsidiary not required to become a Subsidiary Guarantor pursuant to the terms of this Agreement that elects by written notice to the Administrative Agent to become a party to a Loan Document as a guarantor of the Obligations of the Parent Borrower shall be a Subsidiary Guarantor.

“Swap”: any agreement, contract, or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

“Swap Agreement”: any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Parent Borrower or any of its Restricted Subsidiaries shall be a “Swap Agreement”.

“Swap Obligation”: with respect to any Person, any obligation to pay or perform under any Swap.

“Swedish Kronor”: the lawful currency of Sweden.

“Swingline Commitment”: the obligation of the Swingline Lender to make Swingline Loans pursuant to Section 2.6 in an aggregate principal amount at any one time outstanding not to exceed $50,000,000.

“Swingline Exposure”: at any time, the sum of the aggregate amount of all outstanding Swingline Loans at such time. The Swingline Exposure of any Revolving Lender at any time shall be the sum of (i) for any Revolving Lender (other than in the case of any Swingline Loan made by the Swingline Lender in its capacity as the Swingline Lender), the amount equivalent to its Revolving Percentage of the total Swingline Exposure at such time related to such Swingline Loans, and (ii) for the Swingline Lender, the aggregate principal amount of all Swingline Loans made by such Swingline Lender outstanding at such time less the participation amounts otherwise funded by the Revolving Lenders other than the Swingline Lender.

“Swingline Lender”: JPMorgan Chase Bank, N.A. in its capacity as the lender of Swingline Loans.

“Swingline Loans”: as defined in Section 2.6.

“Swingline Participation Amount”: as defined in Section 2.7.

“Swiss Francs”: the lawful currency of Switzerland.

“Synthetic Lease Attributed Indebtedness”: with respect to any Person, on any date, in respect of any so-called synthetic, off-balance sheet or tax retention lease considered borrowed money indebtedness for United States federal income tax purposes, but is classified as an operating lease in accordance with GAAP, the capitalized amount of the remaining lease payments under the relevant lease or agreement that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were accounted for as a capital lease.

“TARGET Day”: any day on which (i) TARGET2 is open for settlement of payments in Euro and (ii) banks are open for dealings in deposits in Euro in the London interbank market.

“TARGET2”: the Trans-European Automated Real-time Gross Settlement Express Transfer payment system which utilizes a single shared platform and which was launched on November 19, 2007.

“Tax Authority”: means any government, state, or municipality or any local, state, federal, or other fiscal, revenue, customs, or excise authority, body, or official competent to impose, administer, levy, assess, or collect any Taxes.

“Taxes”: all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges in the nature of taxes imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Term Lenders”: the collective reference to the Tranche A Term Lenders and the Incremental Term Lenders.

“Term Loans”: the collective reference to the Tranche A Term Loans and the Incremental Term Loans.

“Termination Date”: as defined in Section 10.14(c).

“Total Revolving Commitments”: at any time, the aggregate amount of the Revolving Commitments then in effect.

“Total Revolving Extensions of Credit”: at any time, the aggregate amount of the Revolving Extensions of Credit of the Revolving Lenders outstanding at such time.

“Tranche A Term Commitment”: as to any Lender, the obligation of such Lender, if any, to make a Tranche A Term Loan to the Parent Borrower hereunder on the Second Restatement Effective Date in accordance with the Replacement Facility Amendment in a principal amount not to exceed the amount set forth under the heading “Tranche A Term Commitment” opposite such Lender’s name on Schedule 1.1A. The amount of each Tranche A Term Lender’s Tranche A Term Commitment on the Second Restatement Effective Date is its “New Term Loan Commitment” as defined in the Replacement Facility Amendment. The aggregate amount of the Tranche A Term Commitments on the Second Restatement Effective Date is $450,000,000.

“Tranche A Term Facility”: as defined in the definition of “Facility”.

“Tranche A Term Lender”: each Lender that has a Tranche A Term Commitment or that holds a Tranche A Term Loan.

“Tranche A Term Loan”: as defined in Section 2.1.

“Tranche A Term Percentage”: as to any Tranche A Term Lender at any time, the percentage which the aggregate principal amount of such Lender’s Tranche A Term Loans then outstanding constitutes of the aggregate principal amount of the Tranche A Term Loans then outstanding.

“Transactions”: collectively, (i) the execution and delivery of into this Agreement and the Loans to be made hereunder and the use of proceeds thereof and (ii) the payment of fees and expenses in connection with the foregoing.

“Transferee”: any Assignee or Participant.

“Treaty Lender”: with respect to any Borrower organized under the laws of the United Kingdom, a Lender which is:

(a)                                 treated as resident (for the purposes of the appropriate double Tax agreement or treaty) in a jurisdiction having a double Tax agreement or treaty with the United Kingdom which makes provision for full exemption from Tax imposed by the United Kingdom on any payment of interest under a Loan Document; and

(b)                                 which does not carry on business in the United Kingdom through a permanent establishment with which that Lender’s participation in the Loan or Letter of Credit is effectively connected.

“Type”: as to any Loan, its nature as an ABR Loan or a Eurocurrency Loan.

“United States”: the United States of America.

“Unrestricted Subsidiary”: any Subsidiary designated by the Parent Borrower as an Unrestricted Subsidiary pursuant to Section 6.13 and any Subsidiary of any such Unrestricted Subsidiary; provided that in no event shall any Borrower be an Unrestricted Subsidiary.

“U.K. Borrower”: any Additional Borrower that is treated as a resident of the United Kingdom for the purposes of United Kingdom Taxes.

“U.S. Loan Parties”: the Parent Borrower, each Additional Borrower that is a Domestic Subsidiary and each Subsidiary Guarantor that is a Domestic Subsidiary.

“U.S. Newco”: as defined in the definition of “IP Reorganization”.

“U.S. Person”: a “United States person” within the meaning of Section 7701(a)(30) of the Code.

“U.S. Tax Compliance Certificate”: as defined in Section 2.20(f)(ii)(B).

“WBG Holdings”: WBG-PSS Holdings, LLC.

“Wholly Owned Domestic Subsidiary”: any Domestic Subsidiary that is a Wholly Owned Subsidiary of the Parent Borrower.

“Wholly Owned Subsidiary”: as to any Person, any other Person all of the Capital Stock of which (other than directors’ qualifying shares required by law) is owned by such Person directly and/or through other Wholly Owned Subsidiaries.

“Wholly Owned Subsidiary Guarantor”: any Subsidiary Guarantor that is a Wholly Owned Subsidiary of the Parent Borrower.

“WILP”: Wolverine International LP, a Cayman Islands limited partnership.

“Withdrawal Liability”: any liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Title IV of ERISA.

1.2                               Other Interpretive Provisions. (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in the other Loan Documents or any certificate or other document made or delivered pursuant hereto or thereto.

(b) As used herein and in the other Loan Documents, and any certificate or other document made or delivered pursuant hereto or thereto, (i) accounting terms relating to any Group Member or any Unrestricted Subsidiary not defined in Section 1.1 and accounting terms partly defined in Section 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP (provided that all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made without giving effect to (i) any election under Accounting Standards Codification 825-10-25 (previously referred to as Statement of Financial Accounting Standards 159) (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of the Parent Borrower or any Subsidiary at “fair value”, as defined therein and (ii) any treatment of Indebtedness in respect of convertible debt instruments under Accounting Standards Codification 470-20 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any such Indebtedness in a reduced or bifurcated manner as described therein, and such Indebtedness shall at all times be valued at the full stated principal amount thereof), (ii) the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”, (iii) the word “incur” shall be construed to mean incur, create, issue, assume, become liable in respect of or suffer to exist (and the words “incurred” and “incurrence” shall have correlative meanings), (iv) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, Capital Stock, securities, revenues, accounts, leasehold interests and contract rights, (v) references to agreements or other Contractual Obligations shall, unless otherwise specified, be deemed to refer to such agreements or Contractual Obligations as amended, supplemented, restated or otherwise modified from time to time, and (vi) references to accounting determinations to be made “on” or “as of” a particular day or date shall, unless otherwise specified, be construed to mean as of the close of business in Local Time on such day.

(c) [Reserved].

(d) The words “hereof”, “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

(e) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(f) Notwithstanding any other provision hereof or of any other Loan Document, any transaction permitted hereunder among or between the Parent Borrower and one or more Subsidiary Guarantors, or among one or more Subsidiary Guarantors, shall also be permitted among and between (i) the Parent Borrower and any one or more Subsidiary Co-Obligors, (ii) any one or more Additional Borrowers and any one or more Subsidiary Co-Obligors and (iii) any one or more Subsidiary Co-Obligors.

(g) Notwithstanding any other provision hereof or of any other Loan Document, no Excluded Foreign Subsidiary shall be required to guarantee (or provide collateral security for), any Obligations or Guarantee Obligations of any U.S. Person (including any Guarantee Obligations with respect thereto), and no Excluded Collateral shall be pledged with respect thereto. Notwithstanding any other provision hereof or of any other Loan Document, the provisions set forth herein and in the other Loan Documents applicable to any Additional Borrower shall be inapplicable to any Subsidiary unless and until such Subsidiary becomes an Additional Borrower pursuant to the provisions of Section 10.21 hereof (and shall be effective as to such Additional Borrower only so long as such Subsidiary remains an Additional Borrower).

1.3          Quebec Matters. For purposes of any assets, liabilities or entities located in the Province of Québec and for all other purposes pursuant to which the interpretation or construction of this Agreement may be subject to the laws of the Province of Québec or a court or tribunal exercising jurisdiction in the Province of Québec, (a) “personal property” shall include “movable property”, (b) “real property” or “real estate” shall include “immovable property”, (c) “tangible property” shall include “corporeal property”, (d) “intangible property” shall include “incorporeal property”, (e) “security interest”, “mortgage” and “lien” shall include a “hypothec”, “right of retention”, “prior claim” and a resolutory clause, (f) all references to filing, perfection, priority, remedies, registering or recording under the Uniform Commercial Code or the PPSA shall include publication under the Civil Code of Québec, (g) all references to “perfection” of or “perfected” liens or security interest shall include a reference to an “opposable” or “set up” lien or security interest as against third parties, (h) any “right of offset”, “right of setoff” or similar expression shall include a “right of compensation”, (i) “goods” shall include “corporeal movable property” other than chattel paper, documents of title, instruments, money and securities, (j) an “agent” shall include a “mandatary”, (k) “construction liens” shall include “legal hypothecs”; (l) “joint and several” shall include “solidary”; (m) “gross negligence or wilful misconduct” shall be deemed to be “intentional or gross fault”; (n) “registered ownership held for a beneficial owner” shall include “ownership on behalf of another as mandatary”; (o) “easement” shall include “servitude”; (p) “priority” shall include “prior claim”; (q) “survey” shall include “certificate of location and plan”; (r) “state” shall include “province”; (s) “fee simple title” shall include “absolute ownership”; (t) “accounts” shall include “claims”..

SECTION 2.         AMOUNT AND TERMS OF COMMITMENTS

2.1          Term Commitments. Subject to the terms and conditions hereof, each Tranche A Term Lender severally agrees to make a term loan (a “Tranche A Term Loan”) in Dollars to the Parent Borrower on the Second Restatement Effective Date in an amount not to exceed the amount of the Tranche A Term Commitment of such Lender in accordance with the Replacement Facility Amendment. The Term Loans may from time to time be Eurocurrency Loans or ABR Loans, as determined by the Parent Borrower and notified to the Administrative Agent in accordance with Sections 2.2 and 2.13.

2.2          Procedure for Term Loan Borrowing. The Parent Borrower shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 1:00 P.M., New York City time, one Business Day prior to the anticipated Second Restatement

Effective Date), substantially in the form of Exhibit H, requesting that the Term Lenders make the Term Loans on the Second Restatement Effective Date and specifying the amount to be borrowed. Upon receipt of such notice the Administrative Agent shall promptly notify each Term Lender thereof. Not later than 12:00 Noon, New York City time, on the Second Restatement Effective Date each Term Lender shall make available to the Administrative Agent at the Funding Office an amount in immediately available funds in Dollars equal to the Term Loan or Term Loans to be made by such Lender. The Administrative Agent shall credit the account of the Parent Borrower on the books of such office of the Administrative Agent with the aggregate of the amounts made available to the Administrative Agent by the Term Lenders in immediately available funds.

2.3          Repayment of Term Loans. (a) The Tranche A Term Loan of each Tranche A Term Lender shall mature in consecutive quarterly installments, each of which shall be in an amount in Dollars equal to such Lender’s Tranche A Term Percentage multiplied by the percentage set forth below of the original principal amount of the Tranche A Term Loans; provided that each installment set forth hereunder shall be reduced by the application of any prepayments of the Tranche A Term Loans as provided in Sections 2.11 and 2.12 hereof; provided further that the outstanding balance of the Tranche A Term Loans shall be paid on the Maturity Date:

Date	Percentage of the original principal amount of the Tranche A Term Loans to be repaid
September 30, 2015	0.625%
December 31, 2015	0.625%
March 31, 2016	0.625%
June 30, 2016	0.625%
September 30, 2016	1.25%
December 31, 2016	1.25%
March 31, 2017	1.25%
June 30, 2017	1.25%
September 30, 2017	1.875%
December 31, 2017	1.875%
March 31, 2018	1.875%
June 30, 2018	1.875%
September 30, 2018	2.50%
December 31, 2018	2.50%
March 31, 2019	2.50%
June 30, 2019	2.50%
September 30, 2019	2.50%
December 31, 2019	2.50%
March 31, 2020	2.50%
June 30, 2020	2.50%

(b) [Reserved].

(c) The Incremental Term Loans of each Incremental Term Lender shall mature in consecutive installments (which shall be no more frequent than quarterly) as specified in the Incremental Facility Activation Notice pursuant to which such Incremental Term Loans were made; provided that each installment with respect to any tranche of Incremental Term Loans shall be reduced by the application of any prepayments to such tranche of Incremental Term Loans as provided in Sections 2.11 and 2.12 hereof.

2.4          Revolving Commitments. (a) Subject to the terms and conditions hereof, each Revolving Lender severally agrees to make revolving credit loans (“Revolving Loans”) in Dollars to the Borrowers from time to time during the Revolving Commitment Period in an aggregate principal amount at any one time outstanding which, when added (after giving effect to the use of proceeds thereof) to the sum of (i) such Lender’s Revolving Percentage of the sum of (x) the L/C Obligations then outstanding and (y) the aggregate principal amount of the Revolving Loans (including the Dollar Equivalent of Foreign Currency Loans) then outstanding and (ii) such Lender’s Swingline Exposure then outstanding, does not exceed the amount of such Lender’s Revolving Commitment. During the Revolving Commitment Period the Borrowers may use the Revolving Commitments by borrowing, prepaying the Revolving Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof. Revolving Loans may from time to time be Eurocurrency Loans or ABR Loans, as determined by the applicable Borrower and notified to the Administrative Agent in accordance with Sections 2.5 and 2.13.

(b) Subject to the terms and conditions hereof, each Foreign Currency Lender agrees, with respect to any Foreign Currency Loan in a Foreign Currency for which it is designated a Foreign Currency Lender, to make Foreign Currency Loans to the Borrowers from time to time during the Revolving Commitment Period; provided that (i) after giving effect to the requested Foreign Currency Loan, the Dollar Equivalent of the aggregate principal amount of Foreign Currency Loans outstanding at such time does not exceed the Foreign Currency Sublimit, (ii) after giving effect to the requested Foreign Currency Loan (and the use of proceeds thereof), the sum of (x) such Lender’s Revolving Percentage of the sum of (1) the L/C Obligations then outstanding and (2) the aggregate principal amount of the Revolving Loans (including the Dollar Equivalent of Foreign Currency Loans) then outstanding and (y) such Lender’s Swingline Exposure then outstanding, does not exceed the amount of such Lender’s Revolving Commitment and (iii) the Total Revolving Extensions of Credit outstanding at such time (including the Dollar Equivalent of any Revolving Extensions of Credit outstanding in currencies other than Dollars) does not exceed the Total Revolving Commitments. The Foreign Currency Loans shall be Eurocurrency Loans.

(c) Each Borrower shall repay all of its outstanding Revolving Loans and Foreign Currency Loans on the Maturity Date.

(d) Notwithstanding anything to the contrary contained herein, each Lender at its option may make any Loan to any Additional Borrower by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of such Additional Borrower to repay such Loan in accordance with the terms of this Agreement and shall not cause any Borrower or other Loan Party to incur as of the date of the exercise of such option any greater liability than it shall then have under Section 2.19 or Section 2.20(a).

2.5          Procedure for Revolving Loan Borrowing. (a) Any Borrower may borrow under the Revolving Commitments in Dollars during the Revolving Commitment Period on any Business Day, provided that such Borrower shall give the Administrative Agent irrevocable notice, substantially in the form of Exhibit H (which notice must be received by the Administrative Agent prior to 1:00 P.M., New York City time, (a) three Business Days prior to the requested Borrowing Date, in the case of Eurocurrency Loans, or (b) one Business Day prior to the requested Borrowing Date, in the case of ABR Loans) (provided that any such notice of a borrowing of ABR Loans under the Revolving Facility to finance payments required by Section 3.5 may be given not later than 10:00 A.M., New York City time, on the date of the proposed borrowing), specifying (i) the applicable Borrower, (ii) the amount and Type of Revolving Loans to be borrowed, (iii) the requested Borrowing Date and (iv) in the case of Eurocurrency Loans, the respective amounts of each such Type of Loan (and the respective lengths of the initial Interest Period therefor). Each borrowing under the Revolving Commitments in Dollars shall be in an amount equal to (x) in the case of ABR Loans, $1,000,000 or a whole multiple thereof (or, if the then aggregate Available Revolving Commitments are less than $1,000,000, such lesser amount) and (y) in the case of Eurocurrency Loans, $5,000,000 or a whole multiple of $1,000,000 in excess thereof; provided, that the Swingline Lender may request, on behalf of the Borrowers, borrowings under the Revolving Commitments that are ABR Loans in other amounts pursuant to Section 2.7. Upon receipt of any such notice from the applicable Borrower, the Administrative Agent shall promptly notify each Revolving Lender thereof. Each Revolving Lender will make the amount of its pro rata share of each borrowing available to the Administrative Agent for the account of the applicable Borrower at the Funding Office prior to 1:00 P.M., New York City time, on the Borrowing Date requested by the applicable Borrower in funds immediately available to the Administrative Agent. Such borrowing will then be made available to the applicable Borrower by the Administrative Agent crediting the account of the applicable Borrower on the books of such office with the aggregate of the amounts made available to the Administrative Agent by the Revolving Lenders and in like funds as received by the Administrative Agent.

(b) Any Borrower may borrow under the Revolving Commitments in any Foreign Currency during the Revolving Commitment Period on any Business Day; provided that such Borrower shall give the Foreign Currency Agent irrevocable notice (which notice must be received by the Foreign Currency Agent prior to 3:00 P.M., Local Time, four Business Days prior to the requested Borrowing Date), specifying (i) the applicable Borrower, (ii) the amount of Foreign Currency Loans to be borrowed, (iii) the Foreign Currency in which such Foreign Currency Loans will be denominated, (iv) the requested Borrowing Date, (v) the length of the initial Interest Period therefor and (vi) the applicable account of such Borrower to which such funds will be credited or disbursed. Upon receipt of any such notice from the applicable Borrower, the Foreign Currency Agent shall promptly notify each Foreign Currency Lender thereof. Each borrowing of Foreign Currency Loans in a particular Foreign Currency shall be in a minimum amount as set forth on the Administrative Schedule. With respect to any borrowing of Foreign Currency Loans, the Foreign Currency Loan of each applicable Foreign Currency Lender (other than the Fronting Lender) shall be in an amount equal to its Revolving Percentage of the applicable borrowing and the Foreign Currency Loan of the Fronting Lender shall be in an amount equal to the aggregate amount of such borrowing less the amount of the Foreign Currency Loans being made by other Foreign Currency Lenders and comprising part of such borrowing. On each Borrowing Date, each applicable Foreign Currency Lender will make the amount of its share of such borrowing available to the Foreign Currency Agent at the applicable office specified on the Administrative Schedule, prior to the time specified on the Administrative Schedule for the relevant Foreign Currency, in the relevant Foreign Currency in funds immediately available. Such borrowing will then be made available to the applicable Borrower in like funds as received by the Foreign Currency Agent, by the Foreign Currency Agent crediting or disbursing the aggregate of the amounts made available to the Foreign Currency Agent by the Foreign Currency Lenders to the account set forth by the applicable Borrower in the applicable borrowing notice.

(c) On the Second Restatement Effective Date, all Existing Revolving Loans shall be deemed repaid and (i) such portion thereof that were ABR Loans shall be reborrowed as ABR Loans by the Parent Borrower and such portion thereof that were Eurocurrency Loans shall be reborrowed as Eurocurrency Loans by the Parent Borrower (it being understood that for each tranche of Existing Revolving Loans that were Eurocurrency Loans, (x) the initial Interest Period for the relevant reborrowed Eurocurrency Loans shall equal the remaining length of the Interest Period for such tranche and (y) the Eurocurrency Rate for the relevant reborrowed Eurocurrency Loans during such initial Interest Period shall be the Eurocurrency Rate for such tranche immediately prior to the Second Restatement Effective Date) and (ii) each such reborrowed Revolving Loan shall be deemed made in the same currency as the relevant Existing Revolving Loan. Any Revolving Lenders that are not Existing Revolving Lenders (and any Existing Revolving Lenders with Revolving Commitments as of the Second Restatement Effective Date that are greater than their Existing Revolving Commitments) shall advance funds (in the relevant currency) to the Administrative Agent no later than 3:00 P.M., New York City time on the Second Restatement Effective Date as shall be required to repay the Revolving Loans of Existing Revolving Lenders such that (A) each Revolving Lender’s share of outstanding Revolving Loans denominated in Dollars on the Second Restatement Effective Date is equal to its Revolving Percentage (after giving effect to the Second Restatement Effective Date) and (B) each Foreign Currency Lender’s (other than the Fronting Lender’s) share of outstanding Foreign Currency Loans is equal to its Revolving Percentage (after giving effect to the Second Restatement Effective Date) of Foreign Currency Loans.

2.6          Swingline Commitment. (a) Subject to the terms and conditions hereof, (i) the Swingline Lender agrees to make a portion of the credit otherwise available to the Borrowers under the Revolving Commitments from time to time during the Revolving Commitment Period by making swing line loans (“Swingline Loans”) in Dollars to the Borrowers; provided that (i) any Swingline Loan shall be made in the sole discretion of the Swingline Lender, (ii) the aggregate principal amount of Swingline Loans outstanding at any time shall not exceed the Swingline Commitment then in effect (notwithstanding that the Swingline Loans outstanding at any time, when aggregated with the Swingline Lender’s other outstanding Revolving Loans, may exceed the Swingline Commitment then in effect) and, (iii) the sum of (x) the Swingline Exposure of such Swingline Lender (in its capacity as a Swingline Lender and a Revolving Lender), (y) the aggregate principal amount of outstanding Revolving Loans made by such Swingline Lender (in its capacity as a Revolving Lender) and (z) the L/C Exposure of such Swingline Lender (in its capacity as a Revolving Lender) shall not exceed its Revolving Commitment then in effect and (iv) no Borrower shall request, and the Swingline Lender shall not make, any Swingline Loan if, after giving effect to the making of such Swingline Loan, the aggregate amount of the Available Revolving Commitments would be less than zero. During the Revolving Commitment Period, the Borrowers may use the Swingline Commitment by borrowing, repaying and reborrowing, all in accordance with the terms and conditions hereof. Swingline Loans shall be ABR Loans only.

(b) Each Borrower shall repay to the Swingline Lender the then unpaid principal amount of each Swingline Loan made to such Borrower on the earlier of the Maturity Date and the first date after such Swingline Loan is made that is the last day of a calendar month and is at least two Business Days after such Swingline Loan is made; provided that on each date that a Revolving Loan is borrowed, the applicable Borrower shall repay all of its Swingline Loans then outstanding.

2.7          Procedure for Swingline Borrowing; Refunding of Swingline Loans. (a) Whenever any Borrower desires that the Swingline Lender make Swingline Loans, it shall give the Swingline Lender irrevocable telephonic notice confirmed promptly in writing (which telephonic notice must be received by the Swingline Lender not later than 1:00 P.M., New York City time, on the proposed Borrowing Date), specifying (i) the applicable Borrower, (ii) the amount to be borrowed and (iii) the requested Borrowing Date (which shall be a Business Day during the Revolving Commitment Period). Each Swingline Loan made under the Swingline Commitment shall be in an amount equal to $500,000 or a whole multiple of $100,000 in excess thereof. If the Swingline Lender agrees, in its sole discretion, to make a Swingline Loan, not later than 3:00 P.M., New York City time, on the Borrowing Date specified in a notice in respect of Swingline Loans, the Swingline Lender shall make available to the Administrative Agent at the Funding Office an amount in immediately available funds equal to the amount of the Swingline Loan to be made by the Swingline Lender. The Administrative Agent shall make the proceeds of such Swingline Loan available to the applicable Borrower on such Borrowing Date by depositing such proceeds in the account of the applicable Borrower with the Administrative Agent on such Borrowing Date in immediately available funds.

(b) The Swingline Lender, at any time and from time to time in its sole and absolute discretion may, on behalf of the applicable Borrower (and each Borrower hereby irrevocably directs the Swingline Lender to act on its behalf), on one Business Day’s notice given by the Swingline Lender no later than 12:00 Noon, New York City time, request each Revolving Lender to make, and each Revolving Lender hereby agrees to make, a Revolving Loan in an amount equal to such Revolving Lender’s Revolving Percentage of the aggregate amount of the Swingline Loans (the “Refunded Swingline Loans”), outstanding on the date of such notice, to repay the Swingline Lender. Each Revolving Lender shall make the amount of such Revolving Loan available to the Administrative Agent at the Funding Office in immediately available funds, not later than 10:00 A.M., New York City time, one Business Day after the date of such notice. The proceeds of such Revolving Loans shall be immediately made available by the Administrative Agent to the Swingline Lender for application by the Swingline Lender to the repayment of the Refunded Swingline Loans. Each Borrower irrevocably authorizes the Swingline Lender to charge such Borrower’s accounts with the Administrative Agent (up to the amount available in each such account) in order to immediately pay the amount of such Refunded Swingline Loans of such Borrower to the extent amounts received from the Revolving Lenders are not sufficient to repay in full such Refunded Swingline Loans.

(c) If prior to the time a Revolving Loan would have otherwise been made pursuant to Section 2.7(b), one of the events described in Section 8(f) shall have occurred and be continuing with respect to any Borrower or if for any other reason, as determined by the Swingline Lender in its sole discretion, Revolving Loans may not be made as contemplated by Section 2.7(b), each Revolving Lender shall, on the date such Revolving Loan was to have been made pursuant to the notice referred to in Section 2.7(b), purchase for cash an undivided participating interest in the then outstanding Swingline Loans by paying to the Swingline Lender an amount (the “Swingline Participation Amount”) equal to (i) such Revolving Lender’s Revolving Percentage times (ii) the sum of the aggregate principal amount of Swingline Loans then outstanding that were to have been repaid with such Revolving Loans.

(d) Whenever, at any time after the Swingline Lender has received from any Revolving Lender such Lender’s Swingline Participation Amount, the Swingline Lender receives any payment on account of the Swingline Loans, the Swingline Lender will distribute to such Lender its Swingline Participation Amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s participating interest was outstanding and funded and, in the case of principal and interest payments, to reflect such Lender’s pro rata portion of such payment if such payment is not sufficient to pay the principal of and interest on all Swingline Loans then due); provided, however, that in the event that such payment received by the Swingline Lender is required to be returned, such Revolving Lender will return to the Swingline Lender any portion thereof previously distributed to it by the Swingline Lender.

(e) Each Revolving Lender’s obligation to make the Loans referred to in Section 2.7(b) and to purchase participating interests pursuant to Section 2.7(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any setoff, counterclaim, recoupment, defense or other right that such Revolving Lender or any Borrower may have against the Swingline Lender, any Borrower or any other Person for any reason whatsoever, (ii) the occurrence or continuance of a Default or an Event of Default or the failure to satisfy any of the other conditions specified in Section 5, (iii) any adverse change in the condition (financial or otherwise) of any Borrower, (iv) any breach of this Agreement or any other Loan Document by any Borrower, any other Loan Party or any other Revolving Lender or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

2.8          Commitment Fees, Fees with respect to Foreign Currency Loans, etc. (a) The Parent Borrower agrees to pay to the Administrative Agent for the account of each Revolving Lender a commitment fee for the period from and including the Second Restatement Effective Date to the last day of the Revolving Commitment Period, computed at the Commitment Fee Rate on the average daily amount of the Available Revolving Commitment of such Lender during the period for which payment is made, payable quarterly in arrears on each Fee Payment Date, commencing on the first such date to occur after the Second Restatement Effective Date.

(b) [Reserved].

(c) The Parent Borrower agrees to pay to the Foreign Currency Agent, for the account of the Fronting Lender, at the applicable office of the Foreign Currency Agent set forth on the Administrative Schedule, a fronting fee with respect to each Fronted Foreign Currency Loan for the period from and including the Borrowing Date of such Foreign Currency Loan to but excluding the date of repayment thereof computed at a rate of 0.125% per annum on the average daily principal amount of such Fronted Foreign Currency Loan outstanding during the period for which such fee is calculated. Such fronting fee shall be payable quarterly in arrears on each Fee Payment Date to occur after the making of such Foreign Currency Loan and on the Maturity Date.

(d) With respect to any Foreign Currency Loan made to a Borrower, such Borrower shall pay to the Administrative Agent, for the account of the applicable Foreign Currency Loan Participants, a participation fee (the “Foreign Currency Participation Fee”) for the period from and including the borrowing date of such Foreign Currency Loan to but excluding the date of repayment thereof, computed at a rate per annum equal to the Applicable Margin in respect of Eurocurrency Loans that are Revolving Loans from time to time in effect on the average aggregate daily principal amount of such Fronted Foreign Currency Loan outstanding during the period for which such fee is calculated, which fee shall be paid in Dollars based on the Dollar Equivalent thereof. Such fee shall, with respect to each Foreign Currency Loan, be payable in arrears on each Interest Payment Date to occur after the making of such Foreign Currency Loan and on the Maturity Date.

(e) The Parent Borrower agrees to pay to the Administrative Agent the fees in the amounts and on the dates as set forth in any fee agreements with the Administrative Agent and to perform any other obligations contained therein.

2.9          Termination or Reduction of Revolving Commitments. The Parent Borrower shall have the right, upon not less than three Business Days’ notice to the Administrative Agent, to terminate the Revolving Commitments or, from time to time, to reduce the amount of the Revolving Commitments; provided that no such termination or reduction of Revolving Commitments shall be permitted if after giving effect thereto and to any prepayments of the Revolving Loans and Swingline Loans made on the effective date thereof, the Total Revolving Extensions of Credit would exceed the Total Revolving Commitments. Any such reduction shall be in an amount equal to $1,000,000, or a whole multiple thereof, and shall reduce permanently the Revolving Commitments then in effect. Any notice of termination given by the Parent Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities or capital raising, in which case such notice may be revoked by the Parent Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied.

2.10        Foreign Currency Participations; Conversion of Foreign Currency Loans (a) With respect to each Foreign Currency Loan in any Foreign Currency, the Fronting Lender irrevocably agrees to grant and hereby grants to each Lender that is a Foreign Currency Loan Participant with respect to Foreign Currency Loans made in such Foreign Currency, and, to induce the Fronting Lender to make Foreign Currency Loans in any applicable Foreign Currency hereunder, each Lender that is a Foreign Currency Loan Participant with respect to Foreign Currency Loans made in such Foreign Currency irrevocably agrees to accept and purchase and hereby accepts and purchases from the Fronting Lender, on the terms and conditions hereinafter stated, for such Foreign Currency Loan Participant’s own account and risk, with respect to any Fronted Foreign Currency Loan in any Foreign Currency in which such Lender is a Foreign Currency Loan Participant, an undivided interest (a “Foreign Currency Participating Interest”), in an amount equal to such Foreign Currency Loan Participant’s Revolving Percentage of the outstanding principal amount of such Foreign Currency Loan (it being understood that such calculation shall be made in respect of the outstanding principal amount of such Foreign Currency Loan, and not the portion thereof constituting a Fronted Foreign Currency Loan), in the Fronting Lender’s obligations and rights under such Fronted Foreign Currency Loan made hereunder. Each Revolving Lender that is a Foreign Currency Loan Participant with respect to any Foreign Currency unconditionally and irrevocably agrees with the Fronting Lender that, solely upon the occurrence of an event set forth in Section 2.10(d)(i) or (ii), such Revolving Lender shall pay to the Fronting Lender upon demand an amount equal to (i) in the case of an event set forth in Section 2.10(d)(i) with respect to a Foreign Currency Loan for which such Revolving Lender is a Foreign Currency Loan Participant, the Dollar Equivalent of such Foreign Currency Loan Participant’s Revolving Percentage of the amount of such payment which is not so paid as required under this Agreement and (ii) in the case of an event set forth in Section 2.10(d)(ii), the Dollar Equivalent of such Revolving Lender’s Revolving Percentage of the Foreign Currency Loans then outstanding in any Foreign Currency in which such Revolving Lender is a Foreign Currency Loan Participant.

(b) If any amount required to be paid by any Foreign Currency Loan Participant to the Fronting Lender pursuant to Section 2.10(a) or Section 2.10(d) is not made available to the Fronting Lender when due, such Foreign Currency Loan Participant shall pay to the Fronting Lender, on demand, such amount with interest thereon at a rate equal to the greater of the daily average Overnight LIBO Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation for the period until such Foreign Currency Loan Participant makes such amount immediately available to the Fronting Lender. If such amount is not made available to the Fronting Lender by such Foreign Currency Loan Participant within three Business Days of such due date, the Fronting Lender shall also be entitled to recover such amount with interest thereon at the rate per annum applicable to Eurocurrency Loans under the Revolving Facility, on demand. A certificate of the Fronting Lender submitted to any Foreign Currency Loan Participant with respect to amounts owed under this Section shall be conclusive absent manifest error.

(c) Whenever, at any time after the Fronting Lender has received from any Foreign Currency Loan Participant its pro rata share of such payment in accordance with subsection 2.10(a) in respect of any Fronted Foreign Currency Loan, the Fronting Lender receives any payment related to such Foreign Currency Loan (whether directly from a Borrower or otherwise, including proceeds of collateral applied thereto by the Fronting Lender or the Administrative Agent, on behalf of the Fronting Lender), or any payment of interest on account thereof, the Fronting Lender will, within three Business Days after receipt thereof, distribute to such Foreign Currency Loan Participant its pro rata share thereof (and hereby directs the Administrative Agent to remit such pro rata share to such Foreign Currency Loan Participant out of any such payment received by the Administrative Agent for the account of the Fronting Lender (it being understood that any such payment shall be made in Dollars and the Fronting Lender or Administrative Agent, as applicable, shall convert any such amounts received by it in a currency other than Dollars into the Dollar Equivalent thereof for purposes of such payment)); provided, however, that in the event that any such payment received by the Fronting Lender shall be required to be returned by the Fronting Lender, such Foreign Currency Loan Participant shall, within three Business Days, return to the Fronting Lender the portion thereof previously distributed by the Fronting Lender to it. If any amount required to be paid under this paragraph is paid within three Business Days after such payment is due, the Foreign Currency Loan Participant or Fronting Lender, as the case may be, which owes such amount shall pay to the Fronting Lender or Foreign Currency Loan Participant, as the case may be, to which such amount is owed, on demand, such amount with interest thereon at a rate equal to the greater of the daily average Overnight LIBO Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation for the period until such Foreign Currency Loan Participant or the Fronting Lender, as the case may be, makes such amount immediately available to the Fronting Lender or Foreign Currency Loan Participant, as the case may be. If such amount is not made available to the Fronting Lender or Foreign Currency Loan Participant, as the case may be, by such Foreign Currency Loan Participant or Fronting Lender, as the case may be, within three Business Days of such due date, the Fronting Lender or Foreign Currency Participant, as the case may be, shall also be entitled to recover such amount with interest thereon at the rate per annum applicable to Eurocurrency Loans under the Revolving Facility, on demand.

(d) In the event that any Foreign Currency Loan shall be outstanding and (i) the principal of or interest on such Foreign Currency Loan shall not be paid (x) with respect to a payment due on a scheduled payment date, on such Business Day (with respect to principal) and within five Business Days after such date (with respect to interest) and (y) with respect to a payment due on any other date, within five Business Days after the Parent Borrower receives notice of such due date from the Administrative Agent or Required Lenders, and, in either case, the Fronting Lender shall deliver to the Administrative Agent and the Parent Borrower a request that the provisions of this Section 2.10(d) take effect with respect to such Foreign Currency Loan or (ii) the Commitments shall be terminated or the Loans accelerated pursuant to Section 8, then (unless such request is revoked by the applicable Fronting Lender) (x) the obligations of the applicable Borrower in respect of the principal of and interest on such Fronted Foreign Currency Loan shall without further action be converted into obligations denominated in Dollars based upon the Exchange Rate in effect for the day on which such conversion occurs, as determined by the Administrative Agent in accordance with the terms hereof, (y) such converted obligations will bear interest at the rate applicable to overdue Eurocurrency Loans under the Revolving Facility and (z) each applicable Foreign Currency Loan Participant shall pay the purchase price for its Foreign Currency Participating Interest in such Foreign Currency Loan by wire transfer of immediately available funds in Dollars to the Administrative Agent in the manner provided in Section 2.10(a) and (b) (and the Administrative Agent shall promptly wire the amounts so received to the Fronting Lender). Upon any event specified in clause (ii) above, the commitments of the Foreign Currency Lenders to make Foreign Currency Loans pursuant to Section 2.4(b) shall be permanently terminated. The obligations of the Revolving Lenders to acquire and pay for their Foreign Currency Participating Interests pursuant to this Section 2.10(d) shall be absolute and unconditional under any and all circumstances.

2.11        Optional Prepayments. The Borrowers may at any time and from time to time prepay the Loans, in whole or in part, without premium or penalty, upon irrevocable notice delivered to the Administrative Agent no later than (a) 12:00 P.M., New York City time, three Business Days prior thereto, in the case of Eurocurrency Loans (other than Foreign Currency Loans), (b) no later than 12:00 P.M., New York City time, one Business Day prior thereto, in the case of ABR Loans and (c) no later than the time set forth thereof for the relevant Foreign Currency on the Administrative Schedule in the case of Foreign Currency Loans, which notice shall, in each case, specify the date and amount of prepayment, the Loans to be prepaid and whether the prepayment is of Eurocurrency Loans denominated in Dollars, Foreign Currency Loans (and if a Foreign Currency Loan is to be prepaid, the Foreign Currency in which such Loans are denominated) or ABR Loans; provided, that if a Eurocurrency Loan is prepaid on any day other than the last day of the Interest Period applicable thereto, the applicable Borrower shall also pay any amounts owing pursuant to Section 2.21. Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with (except in the case of Revolving Loans that are ABR Loans and Swingline Loans) accrued interest to such date on the amount prepaid; provided, however, that any notice of prepayment given by any Borrower may state that such prepayment notice is conditioned upon the effectiveness of other credit facilities or capital raising, in which case such notice may be revoked by such Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Partial prepayments of Term Loans and Revolving Loans (other than Foreign Currency Loans) shall be in an aggregate principal amount of $1,000,000 or a whole multiple thereof. Partial prepayments of Swingline Loans shall be in an aggregate principal amount of $100,000 or a whole multiple thereof. Partial prepayments of Foreign Currency Loans shall be in a minimum amount as set forth for the relevant Foreign Currency on the Administrative Schedule. Optional prepayments shall be applied to the prepayment of Term Loans as directed by the Parent Borrower.

2.12        Mandatory Prepayments . (a) If any Indebtedness shall be issued or incurred by any Group Member (excluding any Indebtedness incurred in accordance with Section 7.2 (other than Indebtedness incurred pursuant to Section 7.2(f)(ii))), an amount equal to 100% of the Net Cash Proceeds thereof shall be applied on the date of such issuance or incurrence toward the prepayment of the Term Loans as set forth in Section 2.12(d).

(b) Subject to Section 2.12(e), if on any date any Group Member shall receive Net Cash Proceeds from any Asset Sale or Recovery Event, which, together with the Net Cash Proceeds received from all other Asset Sales or Recovery Events in such fiscal year exceed $40,000,000, then, unless a Reinvestment Notice shall be delivered in respect thereof, an amount equal to such Net Cash Proceeds in excess of $40,000,000, and an amount equal to all Net Cash Proceeds received thereafter in such fiscal year, shall be applied on such date of receipt toward the prepayment of the Term Loans as set forth in Section 2.12(d); provided, that, notwithstanding the foregoing, on each Reinvestment Prepayment Date, an amount equal to the Reinvestment Prepayment Amount with respect to the relevant Reinvestment Event shall be applied toward the prepayment of the Term Loans as set forth in Section 2.12(d).

(c) [Reserved].

(d) Amounts to be applied in connection with prepayments made pursuant to Section 2.12 shall be applied to the prepayment of the Term Loans in accordance with Section 2.18(b). The application of any prepayment pursuant to Section 2.12 shall be made, first, to ABR Loans and, second, to Eurocurrency Loans. Each prepayment of the Term Loans under Section 2.12 shall be accompanied by accrued interest to the date of such prepayment on the amount prepaid.

(e) Notwithstanding any provision to the contrary in this Agreement, the following amounts shall be excluded from the calculation of the amount of Net Cash Proceeds from any Asset Sale or Recovery Event, as applicable:

(i) any Net Cash Proceeds from any Asset Sale by a Foreign Subsidiary or Net Cash Proceeds from any Recovery Event with respect to a Foreign Subsidiary, as applicable, the distribution of which by a Foreign Subsidiary to the Parent Borrower or a Domestic Subsidiary or any holder of Capital Stock of such Foreign Subsidiary is prohibited or delayed by applicable local law. Any amount that is excluded from the calculation of Net Cash Proceeds in accordance with this Section 2.12(e)(i) will not be required to be applied to repay Loans at the times provided in Section 2.12(b) and may be deducted from any amounts otherwise due under Section 2.12(b), so long, but only so long, as the applicable local law will not permit a distribution of those funds by the Foreign Subsidiary (the Parent Borrower hereby agreeing to use commercially reasonable efforts to take and to use commercially reasonable efforts to cause the applicable Foreign Subsidiary to take all commercially reasonable actions required by the applicable by the applicable law to eliminate such limitations). Once the distribution of any of such affected Net Cash Proceeds is permitted under the applicable local law, the Parent Borrower shall prepay the Term Loans (not later than five (5) Business Days after such distribution is permitted) by an amount equal to such portion of such affected amount, except, for the avoidance of doubt, to the extent that a Reinvestment Notice has been or shall be validly delivered pursuant to Section 2.12(b) in respect of such Net Cash Proceeds or to the extent Section 2.12(e)(ii) precludes such prepayment; and

(ii) any Net Cash Proceeds from any Asset Sale by a Foreign Subsidiary or Net Cash Proceeds from any Recovery Event with respect to a Foreign Subsidiary, in each case, to the extent that the Parent Borrower has determined in its reasonable judgment that the distribution of any of or all such items to the Parent Borrower or any Domestic Subsidiary or any holder of Capital Stock of such Foreign Subsidiary would have any adverse tax consequence. Any amount that is excluded from the calculation of Net Cash Proceeds in accordance with this paragraph 2.12(e)(ii) will not be required to be applied to repay Loans at the times provided in Section 2.12(b) and may be deducted from any amounts otherwise due under Section 2.12(b). Once the Parent Borrower determines in its reasonable judgment that a distribution of any of such affected Net Cash Proceeds would cease to result in adverse tax consequences, the Parent Borrower shall prepay the Term Loans (not later than five (5) Business Days after such determination) by an amount equal to such portion of such affected amount, except, for the avoidance of doubt, to the extent that a Reinvestment Notice has been or shall be validly delivered pursuant to Section 2.12(b) in respect of such Net Cash Proceeds or to the extent Section 2.12(e)(i) precludes such prepayment.

Notwithstanding anything to the contrary in this Section 2.12, in no event shall any Group Member be required to repatriate cash of Non-Domestic Subsidiaries to the United States.

(f) If, on any Calculation Date, (i) the aggregate Dollar Equivalents of the aggregate outstanding principal amounts of Foreign Currency Loans exceeds an amount equal to 105% of the Foreign Currency Sublimit, the Borrowers shall, without notice or demand, immediately repay such of the outstanding Foreign Currency Loans in an aggregate principal amount such that, after giving effect thereto, the aggregate Dollar Equivalents of the outstanding principal amounts of Foreign Currency Loans does not exceed the Foreign Currency Sublimit or (ii) the Total Revolving Extensions of Credit (including the Dollar Equivalents of any Revolving Extensions of Credit outstanding in a currency other than Dollars) exceed the Total Revolving Commitments, and the Total Revolving Extensions of Credit (including the Dollar Equivalents of any Revolving Extensions of Credit outstanding in a currency other than Dollars) exceed the Total Revolving Commitments for four consecutive Business Days thereafter, then on such fourth Business Day thereafter, the Borrowers shall, without notice or demand, immediately repay such of the outstanding Revolving Extensions of Credit in an aggregate principal amount such that, after giving effect thereto, the Total Revolving Extensions of Credit (including the Dollar Equivalents of any Revolving Extensions of Credit outstanding in a currency other than Dollars) do not exceed the Total Revolving Commitments.

2.13        Conversion and Continuation Options. (a) The applicable Borrower may elect from time to time to convert Eurocurrency Loans that are denominated in Dollars to ABR Loans by giving the Administrative Agent prior irrevocable notice of such election no later than 12:00 P.M., New York City time, on the Business Day preceding the proposed conversion date, provided that any such conversion of Eurocurrency Loans may only be made on the last day of an Interest Period with respect thereto. The applicable Borrower may elect from time to time to convert ABR Loans to Eurocurrency Loans by giving the Administrative Agent prior irrevocable notice of such election no later than 1:00 P.M., New York City time, on the third Business Day preceding the proposed conversion date (which notice shall specify the length of the initial Interest Period therefor), provided that no ABR Loan under a particular Facility may be converted into a Eurocurrency Loan when any Event of Default has occurred and is continuing and the Administrative Agent or the Majority Facility Lenders in respect of such

Facility have determined in its or their sole discretion not to permit such conversions. Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof.

(b) Any Eurocurrency Loan may be continued as such upon the expiration of the then current Interest Period with respect thereto by the applicable Borrower giving irrevocable notice to the Administrative Agent, in accordance with the applicable provisions of the term “Interest Period” set forth in Section 1.1, of the length of the next Interest Period to be applicable to such Loans, provided that no Eurocurrency Loan under a particular Facility may be continued as such (i) when any Event of Default has occurred and is continuing and the Administrative Agent has or the Majority Facility Lenders in respect of such Facility have determined in its or their sole discretion not to permit such continuations or (ii) if an Event of Default specified in clause (i) or (ii) of Section 8(f) with respect to any Borrower is in existence, provided, further, that (i) with respect to Eurocurrency Loans denominated in Dollars, if the applicable Borrower shall fail to give any required notice as described above in this paragraph or if such continuation is not permitted pursuant to the preceding proviso any such Loans shall be automatically converted to ABR Loans on the last day of such then expiring Interest Period and (ii) with respect to Eurocurrency Loans denominated in a currency other than Dollars, (x) if the applicable Borrower shall fail to give any required notice as described above in this paragraph, such Loans shall be continued as Eurocurrency Loans with a three-month Interest Period and (y) if such continuation is not permitted pursuant to the preceding proviso any such Loans shall be due and payable on the last day of the then-current Interest Period; and provided further that any such Eurocurrency Loan is continued in the same currency. Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof.

2.14        Limitations on Eurocurrency Tranches and Foreign Currency Loans. Notwithstanding anything to the contrary in this Agreement, all borrowings, conversions and continuations of Eurocurrency Loans denominated in Dollars and all selections of Interest Periods shall be in such amounts and be made pursuant to such elections so that, (a) after giving effect thereto, the aggregate principal amount of the Eurocurrency Loans denominated in Dollars comprising each Eurocurrency Tranche shall be equal to $1,000,000 or a whole multiple of $1,000,000 in excess thereof and (b) no more than ten Eurocurrency Tranches denominated in Dollars shall be outstanding at any one time. There shall be no more than six Foreign Currency Loans denominated in Foreign Currencies outstanding at any time.

2.15        Interest Rates and Payment Dates. (a) Each Eurocurrency Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the Eurocurrency Rate determined for such day plus the Applicable Margin; provided that each Fronted Foreign Currency Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the Eurocurrency Rate determined for such day.

(b) Each ABR Loan shall bear interest at a rate per annum equal to the ABR plus the Applicable Margin.

(c) (i) If all or a portion of the principal amount of any Loan or Reimbursement Obligation shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum equal to (x) in the case of the Loans, the rate that would otherwise be applicable thereto pursuant to the foregoing provisions of this Section plus 2% or (y) in the case of Reimbursement Obligations, the rate applicable to ABR Loans under the Revolving Facility plus 2% and (ii) if all or a portion of any interest payable on any Loan or Reimbursement Obligation or any commitment fee or other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum equal to the rate then applicable to ABR Loans under the relevant Facility plus 2% (or, in the case of any such other amounts that do not relate to a particular Facility, the rate then applicable to ABR Loans under the Revolving Facility plus 2%), in each case, with respect to clauses (i) and (ii) above, from the date of such non-payment until such amount is paid in full (as well after as before judgment).

(d) Interest shall be payable in arrears on each Interest Payment Date, provided that interest accruing pursuant to paragraph (c) of this Section shall be payable from time to time on demand.

2.16        Computation of Interest and Fees. (a) Interest and fees payable pursuant hereto shall be calculated on the basis of a 360-day year for the actual days elapsed, except that, with respect to (i) ABR Loans the rate of interest on which is calculated on the basis of the Prime Rate, the interest thereon shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed and (ii) Loans denominated in Pounds Sterling, Canadian Dollars or Hong Kong Dollars, the interest thereon shall be calculated on the basis of a 365-day year for the actual days elapsed; provided that with respect to Loans denominated in a Foreign Currency, the interest thereon shall be calculated in accordance with market practice, if market practice differs from the foregoing. The Administrative Agent shall as soon as practicable notify the Parent Borrower and the relevant Lenders of each determination of a Eurocurrency Rate. Any change in the interest rate on a Loan resulting from a change in the ABR shall become effective as of the opening of business on the day on which such change becomes effective. The Administrative Agent shall as soon as practicable notify the Parent Borrower and the relevant Lenders of the effective date and the amount of each such change in interest rate.

(b) Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrowers and the Lenders in the absence of manifest error. The Administrative Agent shall, at the request of the Parent Borrower, deliver to the Parent Borrower a statement showing the quotations used by the Administrative Agent in determining any interest rate pursuant to Section 2.15(a).

(c) For purposes of disclosure pursuant to the Interest Act (Canada), the annual rates of interest or fees to which the rates of interest or fees provided in this Agreement and the other Loan Documents (and stated herein or therein, as and if applicable, to be computed on the basis of any period of time less than the actual number of days in the calendar year for which the calculation is made) are equivalent are the rates so determined multiplied by the actual number of days in the applicable calendar year for which the calculation is made and divided by such period of time.

(d) If any provision of this Agreement or of any of the other Loan Documents would obligate the Canadian Borrower to make any payment of interest or other amount payable to the Lenders in an amount or calculated at a rate which would be prohibited by law or would result in a receipt by the Lenders of interest at a criminal rate (as such terms are construed under the Criminal Code (Canada)) then, notwithstanding such provisions, such amount or rate shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by law or so result in a receipt by the Lenders of interest at a criminal rate, such adjustment to be effected, to the extent necessary, as follows: (1) firstly, by reducing the amount or rate of interest required to be paid to the Lenders under Sections 2.15 and 2.16, and (2) thereafter, by reducing any fees, commissions, premiums and other amounts required to be paid to the Lenders which would constitute “interest” for purposes of Section 347 of the Criminal Code (Canada).  Notwithstanding the foregoing, and after giving effect to all adjustments contemplated thereby, if the Lenders shall have received an amount in excess of the maximum permitted by that section of the Criminal Code (Canada), the Canadian Borrower shall be entitled, by notice in writing to the Administrative Agent, to obtain reimbursement from the Lenders in an amount equal to such excess and, pending such reimbursement, such amount shall be deemed to be an amount payable by the Lenders to the Canadian Borrower.  Any amount or rate of interest referred to in this Section 2.16(d) shall be determined in accordance with generally accepted actuarial practices and principles as an effective annual rate of interest over the term that the applicable Loan remains outstanding on the assumption that any charges, fees or expenses that fall within the meaning of “interest” (as defined in the Criminal Code (Canada)) shall, if they relate to a specific period of time, be pro-rated over that period of time and otherwise be pro-rated over the period from the Second Restatement Effective Date to the Maturity Date and, in the event of a dispute, a certificate of a Fellow of the Canadian Institute of Actuaries appointed by the Administrative Agent shall be conclusive for the purposes of such determination.

2.17        Inability to Determine Interest Rate. If prior to the first day of any Interest Period:

(i) the Administrative Agent shall have reasonably determined (which determination shall be conclusive and binding upon the Borrowers) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurocurrency Rate for such Interest Period, or

(ii) the Administrative Agent shall have received notice from the Majority Facility Lenders in respect of the relevant Facility that the Eurocurrency Rate determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to such Lenders (as conclusively certified by such Lenders) of making or maintaining their affected Loans during such Interest Period, the Administrative Agent shall give telecopy or telephonic notice thereof to the Parent Borrower and the relevant Lenders as soon as practicable thereafter. If such notice is given (A) in respect of Eurocurrency Loans denominated in Dollars, (x) any Eurocurrency Loans under the relevant Facility requested to be made on the first day of such Interest Period shall be made as ABR Loans, (y) any Loans under the relevant Facility that were to have been converted on the first day of such Interest Period to Eurocurrency Loans shall be continued as ABR Loans and (z) any outstanding Eurocurrency Loans under the relevant Facility shall be converted, on the last day of the then-current Interest Period, to ABR Loans and (B) in respect of Foreign Currency Loans, (x) any Foreign Currency Loans requested to be made on the first day of such Interest Period shall not be made and (y) any outstanding Foreign Currency Loans shall be due and payable on the last day of the then-current Interest Period. Until such notice has been withdrawn by the Administrative Agent, no further Eurocurrency Loans under the relevant Facility shall be made or continued as such, nor shall the Borrowers have the right to convert Loans under the relevant Facility to Eurocurrency Loans.

2.18        Pro Rata Treatment and Payments. (a) Each borrowing by any Borrower from the Lenders hereunder (other than with respect to Foreign Currency Loans), each payment by the Parent Borrower on account of any commitment fee and any reduction of the Commitments of the Lenders shall be made pro rata according to the respective Tranche A Term Percentages or Revolving Percentages, as the case may be, of the relevant Lenders. Each payment by any Borrower of the Foreign Currency Participation Fee with respect to any Foreign Currency Loan made in a particular Foreign Currency shall be made pro rata among the Revolving Lenders that are Foreign Currency Loan Participants in respect of Foreign Currency Loans made in such Foreign Currency in accordance with their respective Foreign Currency Participating Interests.

(b) Each payment (including each prepayment pursuant to Section 2.12 but excluding any prepayment pursuant to Section 2.11) by the Parent Borrower on account of principal of and interest on the Term Loans shall be made pro rata according to the respective outstanding principal amounts of the Term Loans then held by the Term Lenders. The amount of each principal prepayment of the Term Loans pursuant to Section 2.12 shall be applied, within each Tranche A Term Facility, (i) first to scheduled installments of the Tranche A Term Loans occurring within the next 12 months in direct order of maturity and (ii) thereafter, to reduce the then remaining installments of the Tranche A Term Loans pro rata based upon the respective then remaining principal amounts thereof. Each prepayment pursuant to Section 2.11 by the Parent Borrower on account of principal of and interest on the Tranche A Term Loans shall be made pro rata according to the respective principal amounts of the Tranche A Term Loans then held by the Tranche A Term Lenders. Amounts prepaid on account of the Term Loans may not be reborrowed.

(c) Each payment (including each prepayment) by any Borrower on account of principal of and interest on the Revolving Loans (other than Foreign Currency Loans) shall be made pro rata according to the respective outstanding principal amounts of the Revolving Loans then held by the Revolving Lenders.

(d) Each borrowing by any Borrower of Foreign Currency Loans in any particular Foreign Currency shall be made among the Foreign Currency Lenders with respect to such Foreign Currency, with the Foreign Currency Loan of each such Foreign Currency Lender (other than the Fronting Lender) to be in an amount equal to its Revolving Percentage of the applicable borrowing and the Foreign Currency Loan of the Fronting Lender to be in an amount equal to the aggregate amount of such borrowing less the amount of the Foreign Currency Loans being made by other Foreign Currency Lenders and comprising part of such borrowing. Each payment (including each prepayment) by any Borrower on account of principal of and interest on any Foreign Currency Loan shall be made pro rata according to the respective outstanding principal amounts of such Foreign Currency Loan then held by the applicable Foreign Currency Lenders.

(e) All payments (including prepayments) to be made by any Borrower hereunder, whether on account of principal, interest, fees or otherwise (other than in respect of the principal or interest on, or the fronting fee with respect to the Foreign Currency Loans), shall be made without setoff or counterclaim and shall be made prior to 1:00 P.M., New York City time, on the due date thereof to the Administrative Agent, for the account of the Lenders, at the Funding Office, in Dollars and in immediately available funds. Other than as set forth in Section 2.10(d), all payments (including prepayments) to be made by any Borrower hereunder on account of principal or interest on, or the fronting fee with respect to the Foreign Currency Loans shall be made in the relevant Foreign Currency, without setoff and counterclaim and shall be made on the due date thereof to the Foreign Currency Agent, for the account of the applicable Foreign Currency Lenders (or, with respect to the fronting fee, the Fronting Lender), at the office, and prior to the time for payment for the relevant currency, set forth on the Administrative Schedule. The Administrative Agent or the Foreign Currency Agent, as applicable, shall distribute such payments to each relevant Lender or Fronting Lender, as the case may be, promptly upon receipt in like funds as received, net of any amounts owing by such Lender pursuant to Section 9.7. If any payment hereunder (other than payments on the Eurocurrency Loans) becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day. If any payment on a Eurocurrency Loan becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day. In the case of any extension of any payment of principal pursuant to the preceding two sentences, interest thereon shall be payable at the then applicable rate during such extension.

(f) Unless the Administrative Agent shall have been notified in writing by any Lender prior to a borrowing that such Lender will not make the amount that would constitute its share of such borrowing available to the Administrative Agent, the Administrative Agent may assume that such Lender is making such amount available to the Administrative Agent, and the Administrative Agent may, in reliance upon such assumption, make available to the applicable Borrower a corresponding amount. If such amount is not made available to the Administrative Agent by the required time on the Borrowing Date therefor, such Lender shall pay to the Administrative Agent, on demand, such amount with interest thereon, at a rate equal to the greater of (i) the Federal Funds Effective Rate and (ii) a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, for the period until such Lender makes such amount immediately available to the Administrative Agent. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this paragraph shall be conclusive in the absence of manifest error. If such Lender’s share of such borrowing is not made available to the Administrative Agent by such Lender within three Business Days after such Borrowing Date, the Administrative Agent shall also be entitled to recover such amount with interest thereon at the rate per annum applicable to ABR Loans under the relevant Facility, on demand, from the applicable Borrower.

(g) Unless the Administrative Agent shall have been notified in writing by any Borrower prior to the date of any payment due to be made by such Borrower hereunder that such Borrower will not make such payment to the Administrative Agent, the Administrative Agent may assume that such Borrower is making such payment, and the Administrative Agent may, but shall not be required to, in reliance upon such assumption, make available to the Lenders their respective pro rata shares of a corresponding amount. If such payment is not made to the Administrative Agent by such Borrower within three Business Days after such due date, the Administrative Agent shall be entitled to recover, on demand, from each Lender to which any amount which was made available pursuant to the preceding sentence, such amount with interest thereon at the rate per annum equal to the daily average Federal Funds Effective Rate. Nothing herein shall be deemed to limit the rights of the Administrative Agent or any Lender against such Borrower.

(h) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.7(b), 2.7(c), 2.11, 2.18(e), 2.18(f), 2.20(e), 3.4(a) or 9.7, then the Administrative Agent may, in its discretion and notwithstanding any contrary provision hereof, (i) apply any amounts thereafter received by the Administrative Agent for the account of such Lender for the benefit of the Administrative Agent, the Swingline Lender, any Fronting Lender or the Issuing Lender to satisfy such Lender’s obligations to it under such Sections until all such unsatisfied obligations are fully paid, and/or (ii) hold any such amounts in a segregated account as cash collateral for, and application to, any future funding obligations of such Lender under any such Section, in the case of each of clauses (i) and (ii) above, in any order as determined by the Administrative Agent in its discretion.

2.19        Requirements of Law. (a) If any Governmental Authority shall have in effect at any time during the term of this Agreement any reserve requirements (including basic, supplemental, marginal and emergency reserves) under any regulations dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the Board) maintained by a member bank of the Federal Reserve System, and the result of such requirement shall be to increase the cost to any Lender of making or maintaining any Eurocurrency Loans and such Lender shall have requested, by notice to the Parent Borrower and the Administrative Agent (which notice shall specify the Statutory Reserve Rate applicable to such Lender), compensation under this paragraph, then the Parent Borrower will pay to such Lender (until the earlier of the date such requirement is no longer in effect or the date such Lender shall withdraw such request) amounts sufficient to compensate such Lender for such additional costs of making or maintaining such Eurocurrency Loans.

(b) If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof by any central bank or other Governmental Authority or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the Second Restatement Effective Date:

(i) shall subject any Credit Party to any Taxes (other than Indemnified Taxes and Excluded Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto;

(ii) shall, without duplication of reserves or other deposits contemplated by Section 2.19(a), impose, modify or hold applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit (or participations therein) by, or any other acquisition of funds by, any office of such Lender that is not otherwise included in the determination of the Eurocurrency Rate; or

(iii) shall impose on such Lender any other condition (other than Taxes);

and the result of any of the foregoing is to increase the cost to such Lender or such other Credit Party, by an amount that such Lender or other Credit Party reasonably deems to be material, of making, converting into, continuing or maintaining Loans or issuing or participating in Letters of Credit, or to reduce any amount receivable hereunder in respect thereof, then, in any such case, the Parent Borrower shall promptly pay such Lender or such other Credit Party, upon its demand, any additional amounts necessary to compensate such Lender or such other Credit Party for such increased cost or reduced amount receivable. If any Lender or such other Credit Party becomes entitled to claim any additional amounts pursuant to this paragraph, it shall promptly notify the Parent Borrower (with a copy to the Administrative Agent) of the event by reason of which it has become so entitled.

(c) If any Lender shall have determined that the adoption of or any change in any Requirement of Law regarding capital or liquidity requirements or in the interpretation or application thereof or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital or liquidity requirements (whether or not having the force of law) from any Governmental Authority made subsequent to the Second Restatement Effective Date shall have the effect of reducing the rate of return on such Lender’s or such corporation’s capital as a consequence of its obligations hereunder or under or in respect of any Letter of Credit to a level below that which such Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender’s or such corporation’s policies with respect to capital adequacy or liquidity) by an amount reasonably deemed by such Lender to be material, then from time to time, after submission by such Lender to the Parent Borrower (with a copy to the Administrative Agent) of a written request therefor, the Parent Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender or such corporation for such reduction.

(d) Notwithstanding anything herein to the contrary, (i) all requests, rules, guidelines, requirements and directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or by United States or foreign regulatory authorities, in each case pursuant to Basel III, and (ii) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines, requirements and directives thereunder or issued in connection therewith or in implementation thereof, shall in each case be deemed to be a change in law, regardless of the date enacted, adopted, issued or implemented.

(e) If by reason of any change in a Requirement of Law subsequent to the Second Restatement Effective Date, disruption of currency or foreign exchange markets, war or civil disturbance or similar event, the funding of any Foreign Currency Loan in any relevant Foreign Currency or the funding of any Foreign Currency Loan in any relevant Foreign Currency to an office located other than in New York shall be impossible or, in the reasonable judgment of any Fronting Lender, such Foreign Currency is no longer available or readily convertible to Dollars, or the Dollar Equivalent of such Foreign

Currency is no longer readily calculable, then, at the election of any Fronting Lender, no Foreign Currency Loans in the relevant currency shall be made or any Foreign Currency Loan in the relevant currency shall be made to an office of the Administrative Agent located in New York, as the case may be.

(f) (i) If payment in respect of any Foreign Currency Loan shall be due in a currency other than Dollars and/or at a place of payment other than New York and if, by reason of any change in a Requirement of Law subsequent to the Second Restatement Effective Date, disruption of currency or foreign exchange markets, war or civil disturbance or similar event, payment of such Obligations in such currency or such place of payment shall be impossible or, in the reasonable judgment of any Fronting Lender, such Foreign Currency is no longer available or readily convertible to Dollars, or the Dollar Equivalent of such Foreign Currency is no longer readily calculable, then, at the election of any affected Lender, the applicable Borrower shall make payment of such Loan in Dollars (based upon the Exchange Rate in effect for the day on which such payment occurs, as determined by the Administrative Agent in accordance with the terms hereof) and/or in New York or (ii) if any Foreign Currency in which Loans are outstanding is redenominated then, at the election of any affected Lender, such affected Loan and all obligations of the applicable Borrower in respect thereof shall be converted into obligations in Dollars (based upon the Exchange Rate in effect on such date, as determined by the Administrative Agent in accordance with the terms hereof), and, in each case, the applicable Borrower shall indemnify the Lenders, against any currency exchange losses or reasonable out-of-pocket expenses that it shall sustain as a result of such alternative payment.

(g) A certificate as to any additional amounts payable pursuant to Sections 2.19(a), (b) or (c) submitted by any Lender to the Parent Borrower (with a copy to the Administrative Agent) shall be conclusive in the absence of manifest error. Notwithstanding anything to the contrary in this Section, no Borrower shall be required to compensate a Lender pursuant to this Section for any amounts incurred more than nine months prior to the date that such Lender notifies the Parent Borrower of such Lender’s intention to claim compensation therefor; provided that, if the circumstances giving rise to such claim have a retroactive effect, then such nine-month period shall be extended to include the period of such retroactive effect. The obligations of the Borrowers pursuant to this Section shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

(h) If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof by any central bank or other Governmental Authority or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the Second Restatement Effective Date shall make it unlawful for any Lender to issue, make, maintain, fund or charge interest with respect to any extension of credit to any Additional Borrower or to give effect to its obligations as contemplated by this Agreement with respect to any extension of credit to any Additional Borrower, then, upon written notice by such Lender (each such Lender providing such notice, an “Impacted Lender”) to the Parent Borrower and the Administrative Agent:

(i) the obligations of the Lenders hereunder to make extensions of credit to such Additional Borrower shall forthwith be (x) suspended until each Impacted Lender notifies the Parent Borrower and the Administrative Agent in writing that it is no longer unlawful for such Lender to issue, make, maintain, fund or charge interest with respect to any extension of credit to such Additional Borrower or (y) to the extent required by law, cancelled;

(ii) if it shall be unlawful for any Impacted Lender to maintain or charge interest with respect to any outstanding Loan to such Additional Borrower, such Additional Borrower shall repay (or at its option and to the extent permitted by law, assign to the Parent Borrower) (x) all outstanding ABR Loans made to such Additional Borrower within three Business Days or such earlier period as required by law and (y) all outstanding Eurocurrency Loans made to such Additional Borrower on the last day of the then current Interest Periods with respect to such Eurocurrency Loans or within such earlier period as required by law; and

(iii) if it shall be unlawful for any Impacted Lender to maintain, charge interest or hold any participation with respect to any Letter of Credit issued on behalf of such Additional Borrower, such Additional Borrower shall deposit in a cash collateral account opened by the Administrative Agent an amount equal to the L/C Obligations with respect to such Letters of Credit within three Business Days or within such earlier period as required by law.

2.20                        Taxes. (a) Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable law. Notwithstanding the preceding sentence, if any applicable law (as determined in the good faith discretion of an applicable withholding agent or Loan Party, as the case may be) requires the deduction or withholding of any Tax from any such payment by a withholding agent or Loan Party, as the case may be, then the applicable withholding agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party to the applicable Credit Party shall be increased as necessary so that, after such deduction or withholding has been made (including such deductions and withholdings for Indemnified Taxes applicable to additional sums payable under this Section 2.20), the amount received by the applicable Credit Party equals the sum it would have received had no such deduction or withholding been made, unless such withholding or deduction is solely attributable to the willful misconduct of the Administrative Agent as found by a final and nonappealable decision of a court of competent jurisdiction.

(b) The Loan Parties shall severally timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for, Other Taxes.

(c) As soon as practicable after any payment of Taxes by any Loan Party or the Administrative Agent to a Governmental Authority pursuant to this Section 2.20, such Loan Party shall deliver to the Administrative Agent, or the Administrative Agent shall deliver to the Loan Party, as the case may be, the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent or the Loan Party, as the case may be.

(d) The Loan Parties shall jointly and severally (provided, however, that no Excluded Foreign Subsidiary shall be liable for (or provide collateral security for) any Obligations or Guarantee Obligations of any U.S. Person (including any Guarantee Obligations with respect thereto) and no Excluded Collateral shall be pledged with respect thereto) indemnify each Credit Party (but, in the case of any Credit Party that is a Lender, only if such Lender shall be a Qualifying Lender as of the Second Restatement Effective Date), within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) paid by such Credit Party  and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Parent Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

(e) Each Lender shall severally indemnify, within 10 days after demand therefor (i) the Administrative Agent for any Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so) and (ii) the Administrative Agent and the Borrowers, as applicable, for any Taxes attributable to such Lender’s failure to comply with the provisions of Section 10.6(c) relating to the maintenance of a Participant Register, in either case, that are payable or paid by the Administrative Agent or any Borrower in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent or the Borrowers to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent or the Borrowers under this paragraph (e).

(f) (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Parent Borrower and the Administrative Agent, at the time or times reasonably requested by the Parent Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Parent Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Parent Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Parent Borrower or the Administrative Agent as will enable the Parent Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.20(f)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(ii) Without limiting the generality of the foregoing, in the event that any Borrower is a U.S. Person,

(A) any Lender that is a U.S. Person shall deliver to the Parent Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Parent Borrower or the Administrative Agent), executed originals of IRS Form W-9 certifying that such Lender is exempt from U.S. Federal backup withholding tax;

(B) any Non-U.S. Lender shall, to the extent it is legally entitled to do so, deliver to the Parent Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Non-U.S. Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Parent Borrower or the Administrative Agent), whichever of the following is applicable:

(1)                                 in the case of a Non-U.S. Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed originals of IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(2)                                 executed originals of IRS Form W-8ECI;

(3)                                 in the case of a Non-U.S. Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit F-1 to the effect that such Non-U.S. Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of any of the Borrowers within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals of IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable; or

(4)                                 to the extent a Non-U.S. Lender is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit F-2 or Exhibit F-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Non-U.S. Lender is a partnership and one or more direct or indirect partners of such Non-U.S. Lender are claiming the portfolio interest exemption, such Non-U.S. Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit F-4 on behalf of each such direct and indirect partner;

(C) any Non-U.S. Lender shall, to the extent it is legally entitled to do so, deliver to the Parent Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Non-U.S. Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Parent Borrower or the Administrative Agent), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. Federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Parent Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and

(D) if a payment made to a Lender under any Loan Document would be subject to U.S. Federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Parent Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Parent Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Parent Borrower or the Administrative Agent as may be necessary for the Parent Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. For purposes of determining withholding Taxes imposed under FATCA, from and after the Second Restatement Effective Date, the Borrowers and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) this Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

(iii) Each Lender shall, to the extent it is legally entitled to do so, deliver to the Parent Borrower and Administrative Agent, at the time or times and in such number of copies as shall be reasonably requested by the recipient, executed copies of any form prescribed by applicable law (other than any form required to be delivered pursuant to Section 2.20(f)(i) or (ii)) as a basis for claiming exemption from or a reduction in withholding Tax imposed by the jurisdiction in which any relevant Loan Party is organized or located, duly completed, together with such supplementary documentation as may be prescribed by applicable law to (X) permit such Loan Party or Administrative Agent to determine the withholding or deduction required to be made; or (Y) obtain authorization from any relevant Tax Authority to permit such Loan Party to make that payment without, or with a reduction in, withholding Tax. The Lender shall cooperate with such Loan Party, the Administrative Agent, and the Tax Authority in doing anything necessary to enable payment to be made without, or with a  reduction in, withholding Tax. Notwithstanding anything to the contrary in this Section 2.20(f)(iii), the completion, execution and submission of such forms or other documentation shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any unreimbursed cost or would materially prejudice the legal or commercial position of such Lender.

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Parent Borrower and the Administrative Agent in writing of its legal inability to do so.

(g) If any party determines, in its sole discretion exercised in good faith, that it has received a refund or credit of any Taxes as to which it has been indemnified pursuant to this Section 2.20 (including by the payment of additional amounts pursuant to this Section 2.20), it shall pay to the indemnifying party an amount equal to such refund or credit (but only to the extent of indemnity payments made, including additional amounts paid, under this Section with respect to the Taxes giving rise to such refund or credit), net of all reasonable out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund or credit). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund or credit to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (g) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the indemnification payments or additional amounts giving rise to such refund or credit had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

(h) Each party’s obligations under this Section 2.20 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under the Loan Documents.

(i) For purposes of this Section 2.20, the term “Lender” includes the Issuing Lender and the Swingline Lender.

(j) Notwithstanding any provision of this Agreement to the contrary, in the case of Loans to a U.K. Borrower, a Lender who is not a Protected Qualifying Lender shall not be entitled to any additional payments under this Section for withheld or any Taxes payable by such Lender unless and until such Lender and such U.K. Borrower have obtained the appropriate approvals from the United Kingdom Tax Authorities that payments to be received by such Lender would be free from Tax.  Thereafter, the additional amounts under this Section shall only apply to future Taxes.

(k) In the event that a Lender is a Treaty Lender that holds a passport under the United Kingdom HM Revenue & Customs Double Taxation Treaty Passport scheme (the “DTTP Scheme”) and that Treaty Lender wishes that scheme to apply to this Agreement in respect of a U.K. Borrower, that Lender shall confirm its scheme reference number and its jurisdiction of tax residence in writing to the relevant Borrower and the Administrative Agent within 5 Business Days of the date on which it becomes a Lender hereunder (or, if later, within 5 Business Days of the date on which such Borrower becomes a Borrower hereunder). Following receipt of such notification, the relevant Borrower shall, in respect of each Treaty Lender that has provided it with a DTTP Scheme reference number, submit a duly completed form DTTP2 (or such alternative form as may be specified by HM Revenue & Customs from time to time) to HM Revenue & Customs within 30 Business Days of the later of the date of this Agreement and the date of such notification or, where the relevant Treaty Lender becomes a Lender after the date of this Agreement, within 30 Business Days of the later of the date of the relevant Assignment and Acceptance executed by that Lender and the date of such notification, or where a relevant Person becomes an Additional Borrower, within 30 Business Days of the date on which that Additional Borrower becomes a Borrower in accordance with Section 10.21 of this Agreement (provided that the relevant Treaty Lender has confirmed its scheme reference number and its jurisdiction of tax residence in writing to the relevant Additional Borrower and the Administrative Agent within 5 Business Days of that date), and the relevant Borrower shall promptly provide the relevant Treaty Lender and the Administrative Agent with a copy of that filing.

2.21                        Indemnity. Each Borrower agrees to indemnify each Lender for, and to hold each Lender harmless from, any loss or expense that such Lender may sustain or incur as a consequence of (a) default by such Borrower in making a borrowing of, conversion into, conversion from or continuation of Eurocurrency Loans after such Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, (b) default by such Borrower in making any prepayment of or conversion from Eurocurrency Loans after such Borrower has given a notice thereof in accordance with the provisions of this Agreement or (c) the making of a prepayment by such Borrower of Eurocurrency Loans on a day that is not the last day of an Interest Period with respect thereto. Such indemnification may include an amount equal to the excess, if any, of (i) the amount of interest that would have accrued on the amount so prepaid, or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of such Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Loans provided for herein (excluding, however, the Applicable Margin included therein, if any) over (ii) the amount of interest (as reasonably determined by such Lender) that would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank eurocurrency market. A certificate as to any amounts payable pursuant to this Section submitted to the Parent Borrower by any Lender shall be conclusive in the absence of manifest error. This covenant shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

2.22                        Change of Lending Office. Each Lender agrees that, upon the occurrence of any event giving rise to the operation of Section 2.19 or 2.20(a) with respect to such Lender, it will, if requested by the Parent Borrower, use reasonable efforts to designate another lending office for any Loans affected by such event or assign its rights and obligations hereunder to another of its offices, branches or affiliates with the object of avoiding or minimizing the consequences of such event; provided, that such designation is made on terms that, in the sole judgment of such Lender, cause such Lender and its lending offices to suffer no economic, legal or regulatory disadvantage, and provided, further, that nothing in this Section shall affect or postpone any of the obligations of the Borrowers or the rights of any Lender pursuant to Section 2.19 or 2.20(a).

2.23                        Replacement of Lenders. The Parent Borrower shall be permitted to replace any Lender if (a) the Lender requests reimbursement for amounts owing pursuant to Section 2.19 or 2.20(a) or if the Loan Parties are required to pay Indemnified Taxes or additional amounts with respect thereto to any Governmental Authority for the account of any Lender pursuant to Section 2.20(a), (b) the Lender is then a Defaulting Lender, or (c) the Lender (the “Non-Consenting Lender”) does not consent to any proposed amendment, supplement, modification, consent or waiver of any provision of this Agreement or any other Loan Document (a “Proposed Change”) that requires the consent of each of the Lenders or each of the Lenders affected thereby (so long as the consent of the Required Lenders has been obtained), with a replacement financial institution; provided that (i) such replacement does not conflict with any Requirement of Law, (ii) no Event of Default shall have occurred and be continuing at the time of such replacement, (iii) prior to any such replacement, such Lender shall have taken no action under Section 2.22 so as to eliminate the continued need for payment of amounts owing pursuant to Section 2.19 or 2.20(a), (iv) the replacement financial institution shall purchase, at par, all Loans and other amounts owing to such replaced Lender on or prior to the date of replacement, (v) each Borrower shall be liable to such replaced Lender under Section 2.21 if any Eurocurrency Loan of such Borrower owing to such replaced Lender shall be purchased other than on the last day of the Interest Period relating thereto, (vi) to the extent the Administrative Agent would have consent rights over an assignment of the applicable Loans or Commitments to the replacement financial institution pursuant to Section 10.6, the replacement financial institution shall be reasonably satisfactory to the Administrative Agent, (vii) the replaced Lender shall be obligated to make such replacement in accordance with the provisions of Section 10.6 (provided that the Parent Borrower shall be obligated to pay the registration and processing fee referred to therein), (viii) until such time as such replacement shall be consummated, the Borrowers shall pay all additional amounts (if any) required pursuant to Section 2.19 or 2.20(a), as the case may be and (ix) any such replacement shall not be deemed to be a waiver of any rights that the Borrowers, the Administrative Agent or any other Lender shall have against the replaced Lender. Each party hereto agrees that an assignment required pursuant to this paragraph may be effected pursuant to an Assignment and Assumption executed by the Parent Borrower, the Administrative Agent and the assignee and that the Lender required to make such assignment need not be a party thereto.

2.24                        Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:

(a) fees shall cease to accrue on the unfunded portion of the Revolving Commitment of such Defaulting Lender pursuant to Section 2.8(a);

(b) the Revolving Commitment and Revolving Extensions of Credit of such Defaulting Lender shall not be included in determining whether the Required Lenders have taken or may take any action hereunder (including any consent to any amendment, waiver or other modification pursuant to Section 10.1); provided, that this clause (b) shall not apply to the vote of a Defaulting Lender in the case of an amendment, waiver or other modification requiring the consent of such Lender or each Lender affected thereby;

(c) if any Swingline Exposure or L/C Exposure exists or any Foreign Currency Loans are outstanding at the time such Lender becomes a Defaulting Lender then:

(i)                                     all or any part of the Swingline Exposure (other than the portion of such Swingline Exposure referred to in clause (ii) of the definition of such term), L/C Exposure and Foreign Currency Participating Interest of such Defaulting Lender shall be reallocated among the non-Defaulting Lenders in accordance with their respective Revolving Percentages but only to the extent the sum of all non-Defaulting Lenders’ Revolving Extensions of Credit plus such Defaulting Lender’s Swingline Exposure, L/C Exposure and Foreign Currency Participating Interest does not exceed the total of all non-Defaulting Lenders’ Revolving Commitments;

(ii)                                  if the reallocation described in clause (i) above cannot, or can only partially, be effected, the Borrowers shall within one Business Day following notice by the Administrative Agent (x) first, prepay such Swingline Exposure, (y) second, cash collateralize for the benefit of the Issuing Lender only the Borrowers’ obligations corresponding to such Defaulting Lender’s L/C Exposure (after giving effect to any partial reallocation pursuant to clause (i) above) in accordance with the procedures set forth in Section 8 for so long as such L/C Exposure is outstanding and (z) third, cash collateralize for the benefit of the Fronting Lender, only the Borrowers’ obligations corresponding to such Defaulting Lender’s Foreign Currency Participating Interest (after giving effect to any partial reallocation pursuant to clause (i) above) for so long as the circumstances giving rise to such obligation to provide such cash collateral remain relevant (which cash collateralization requirement shall be satisfied by the Borrowers depositing such cash collateral into an account opened by the Administrative Agent);

(iii)                               if the Borrowers cash collateralize any portion of such Defaulting Lender’s L/C Exposure pursuant to clause (ii) above, the Borrowers shall not be required to pay any fees to such Defaulting Lender pursuant to Section 3.3(a) with respect to such Defaulting Lender’s L/C Exposure during the period such Defaulting Lender’s L/C Exposure is cash collateralized;

(iv)                              if the L/C Exposure of the non-Defaulting Lenders is reallocated pursuant to clause (i) above, then the fees payable to the Lenders pursuant to Section 2.8(a) and Section 3.3(a) shall be adjusted in accordance with such non-Defaulting Lender’s Revolving Percentages;

(v)                                 if all or any portion of such Defaulting Lender’s L/C Exposure is neither reallocated nor cash collateralized pursuant to clause (i) or (ii) above, then, without prejudice to any rights or remedies of the Issuing Lender or any other Lender hereunder, all fees payable under Section 3.3(a) with respect to such Defaulting Lender’s L/C Exposure shall be payable to the Issuing Lender until and to the extent that such L/C Exposure is reallocated and/or cash collateralized;

(vi)                              if the Borrowers cash collateralize any portion of such Defaulting Lender’s Foreign Currency Participating Interest pursuant to clause (ii) above, the Borrowers shall not be required to pay any fees to such Defaulting Lender pursuant to Section 2.8(d) with respect to such Defaulting Lender’s Foreign Currency Participating Interest during the period such Defaulting Lender’s Foreign Currency Participating Interest is cash collateralized;

(vii)                           if the Foreign Currency Participating Interests of the non-Defaulting Lenders are reallocated pursuant to clause (i) above, then the fees payable to the Lenders pursuant to Section 2.8(d) shall be readjusted in accordance with such non-Defaulting Lender’s Revolving Percentages; and

(viii)                        if all or any portion of such Defaulting Lender’s Foreign Currency Participating Interest is neither reallocated nor cash collateralized pursuant to clause (i) or (ii) above, then, without prejudice to any rights or remedies of the Fronting Lender or any other Lender hereunder, the fee payable under Section 2.8(d) with respect to such Defaulting Lender’s Foreign Currency Participating Interest that has not been reallocated or cash collateralized shall be payable to the Fronting Lender until and to the extent that such Foreign Currency Participating Interest is reallocated and/or cash collateralized;

(d) so long as such Lender is a Defaulting Lender, the Swingline Lender shall not be required to fund any Swingline Loan and the Issuing Lender shall not be required to issue, amend or increase any Letter of Credit, unless it is satisfied that the related exposure and the Defaulting Lender’s then outstanding L/C Exposure will be 100% covered by the Revolving Commitments of the non-Defaulting Lenders and/or cash collateral will be provided by the Borrowers in accordance with Section 2.24(c), and participating interests in any newly made Swingline Loan or any newly issued or increased Letter of Credit shall be allocated among non-Defaulting Lenders in a manner consistent with Section 2.24(c)(i) (and such Defaulting Lender shall not participate therein); and

(e) so long as such Lender is a Defaulting Lender, the Fronting Lender shall not be required to fund any Fronted Foreign Currency Loan unless it is satisfied that the related exposure and the Defaulting Lender’s Foreign Currency Participating Interest will be 100% covered by the Revolving Commitments of the non-Defaulting Lenders and/or cash collateral will be provided by the Borrowers in accordance with Section 2.24(c)

If a Bankruptcy Event with respect to a Lender Parent of any Lender shall occur following the Second Restatement Effective Date and for so long as such event shall continue, the Swingline Lender shall not be required to fund any Swingline Loan, the Fronting Lender shall not be required to fund any Fronted Foreign Currency Loan and the Issuing Lender shall not be required to issue, amend or increase any Letter of Credit, unless the Swingline Lender, the Fronting Lender or the Issuing Lender, as the case may be, shall have entered into arrangements with the Parent Borrower or such Lender, satisfactory to the Swingline Lender, the Fronting Lender or the Issuing Lender, as the case may be, to defease any risk to it in respect of such Lender hereunder.

In the event that the Administrative Agent, the Parent Borrower, the Swingline Lender, the Fronting Lender and the Issuing Lender each agrees that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then the Swingline Exposure and L/C Exposure of the Lenders shall be readjusted to reflect the inclusion of such Lender’s Revolving Commitment, and on such date such Lender shall purchase at par such of the Loans of the other Lenders (other than Swingline Loans and (other than in the case of any such Defaulting Lender that is a Foreign Currency Lender) Foreign Currency Loans) and the Foreign Currency Participating Interests of the other Revolving Lenders as the Administrative Agent shall determine may be necessary in order for such Lender to hold such Loans in accordance with its Revolving Percentage or Foreign Currency Participating Interests, as the case may be, in accordance with its ratable share thereof.

2.25                        Incremental Facilities. (a) The Parent Borrower and any one or more Lenders (including New Lenders) may from time to time agree that such Lenders shall make, obtain or increase the amount of their Incremental Term Loans or Revolving Commitments (any such increased Revolving Commitments, “Incremental Revolving Commitments”), as applicable, by executing and delivering to the Administrative Agent an Incremental Facility Activation Notice specifying (i) the amount of such increase and the Facility or Facilities involved, (ii) the applicable Incremental Facility Closing Date and (iii) in the case of Incremental Term Loans, (w) the applicable Incremental Term Maturity Date, (x) the amortization schedule for such Incremental Term Loans and (y) the Applicable Margin for such Incremental Term Loans; provided, that:

(A) the aggregate principal amount (or committed amount, if applicable) of all Incremental Term Loans and Incremental Revolving Commitments, together with the aggregate principal amount of any Incremental Equivalent Debt and the outstanding principal amount (or committed amount, if applicable) of any Term Loans or Revolving Commitments, shall not exceed the greater of (x) $1,425,000,000 and (y) an amount such that, on a pro forma basis, after giving effect to the incurrence of such Indebtedness (and after giving effect to any transaction to be consummated in connection therewith and assuming that, in the case of Incremental Revolving Commitments, all such Incremental Revolving Commitments are fully drawn), the Consolidated Secured Leverage Ratio, recomputed as of the last day of the most recently ended fiscal quarter of the Parent Borrower for which financial statements are available, is less than or equal to 2.50:1.00;

(B) (x) with respect to any Incremental Term Loans being incurred to finance a Permitted Acquisition designated by the Parent Borrower as a “Limited Conditionality Acquisition”, no Default or Event of Default has occurred and is continuing as of the date of entry into the applicable acquisition, merger or similar agreement governing such acquisition or (y) otherwise, as of the applicable Incremental Facility Activation Date, immediately prior to and after giving effect to any Incremental Facility Activation Notice (including the making of any Incremental Term Loans or Incremental Revolving Commitments pursuant thereto), no Event of Default has occurred and is continuing or shall result therefrom;

(C) the Parent Borrower shall be in compliance, as of any Incremental Facility Activation Date, on a pro forma basis (including giving pro forma effect to the applicable Incremental Facility Activation Notice (including the making of any Incremental Term Loans and any Incremental Revolving Commitments thereunder (and assuming, in the case of any Incremental Facility Activation Notice with respect to Incremental Revolving Commitments that such commitments are fully drawn) and any Permitted Acquisition made with the proceeds thereof)), with the financial covenants set forth in Section 7.1, recomputed as of the last day of the most recently ended fiscal quarter of the Parent Borrower for which financial statements are available;

(D) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects (except that any representation or warranty which is already qualified as to materiality or by reference to Material Adverse Effect shall be true and correct in all respects) (x) with respect to Incremental Term Loans being incurred to finance a Limited Conditionality Acquisition, solely as of the date of execution and delivery of the applicable acquisition, merger or similar agreement governing such acquisition (provided that, if agreed by the Lenders providing such Incremental Term Loans, then at the written election of the Parent Borrower, the only representations and warranties that shall be required to be true and correct shall be those as are customarily required to be so true and correct in an acquisition subject to limited conditionality (which representations and warranties shall be required to be true and correct in all material respects as of the applicable Incremental Facility Activation Date, unless stated to relate to a specific earlier date, in which case, such representations and warranties shall be required to be so true and correct in all material respects as of such earlier date)) or (y) otherwise, as of the applicable Incremental Facility Activation Date, immediately prior to and after giving effect to the applicable Incremental Facility Activation Notice (including the making of any Incremental Term Loans or Incremental Revolving Commitments (or Revolving Loans in respect thereof) pursuant thereto), in each case, unless stated to relate to a specific earlier date, in which case, such representations and warranties shall be true and correct in all material respects as of such earlier date;

(E) the weighted average life to maturity of any Incremental Term Facility shall be no earlier than the weighted average life to maturity of the Tranche A Term Facility;

(F) all Incremental Term Loans and any Revolving Loans made in respect of Incremental Revolving Commitments shall rank pari passu in right of payment and right of security in respect of the Collateral with the Tranche A Term Loans and the Revolving Loans;

(G) except with respect to pricing and fees or as otherwise set forth in this Section 2.25(a), all terms of any Incremental Term Facility, if not consistent with the applicable existing Tranche A Term Facility, shall be reasonably satisfactory to the Administrative Agent; provided that each Incremental Term Facility shall share ratably in any prepayments of the applicable Tranche A Term Facility unless the Parent Borrower and the lenders in respect of such Incremental Term Facility elect lesser payments;

(H) any Incremental Revolving Commitments and the Revolving Loans in respect thereof shall be pursuant to the terms hereof otherwise applicable to the Revolving Facility and such Incremental Revolving Commitments shall become Revolving Commitments under this Agreement after giving effect to such Incremental Facility Activation Notice;

(I) without the consent of the Administrative Agent, (x) each increase effected pursuant to this paragraph shall be in a minimum amount of at least $20,000,000 and (y) no more than five Incremental Facility Closing Dates may be selected by the Parent Borrower after the Second Restatement Effective Date; and

(J) no Lender shall have any obligation to participate in any increase described in this paragraph unless it agrees to do so in its sole discretion.

(b) Any additional bank, financial institution or other entity which, with the consent of the Parent Borrower and the Administrative Agent (which consent shall not be unreasonably withheld), elects to become a “Lender” under this Agreement in connection with any transaction described in Section 2.25(a) shall execute a New Lender Supplement (each, a “New Lender Supplement”), substantially in the form of Exhibit G-3, whereupon such bank, financial institution or other entity (a “New Lender”) shall become a Lender for all purposes and to the same extent as if originally a party hereto and shall be bound by and entitled to the benefits of this Agreement.

(c) Unless otherwise agreed by the Administrative Agent, on each Incremental Facility Closing Date with respect to the Revolving Facility, each Borrower shall borrow Revolving Loans under the relevant increased Revolving Commitments from each Lender participating in the relevant increase in an amount determined by reference to the amount of each Type of Loan of such Borrower (and, in the case of Eurocurrency Loans, of each Eurocurrency Tranche) which would then have been outstanding from such Lender if (i) each such Type or Eurocurrency Tranche had been borrowed or effected by such Borrower on such Incremental Facility Closing Date and (ii) the aggregate amount of each such Type or Eurocurrency Tranche requested to be so borrowed or effected by such Borrower had been proportionately increased. The Eurocurrency Rate applicable to any Eurocurrency Loan borrowed pursuant to the preceding sentence shall equal the Eurocurrency Rate then applicable to the Eurocurrency Loans of the other Lenders in the same Eurocurrency Tranche (or, until the expiration of the then-current Interest Period, such other rate as shall be agreed upon between the Parent Borrower and the relevant Lender).

(d) Notwithstanding anything to the contrary in this Agreement, each of the parties hereto hereby agrees that, on each Incremental Facility Closing Date, this Agreement shall be amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Incremental Term Loans or Revolving Commitments evidenced thereby. Any such amendment may be effected in writing by the Administrative Agent and the Parent Borrower and furnished to the other parties hereto.

2.26                        Currency Fluctuations

(a) No later than 11:00 A.M. (London time) on each Calculation Date, the Foreign Currency Agent shall determine the Exchange Rate as of such Calculation Date with respect to each applicable Foreign Currency, provided that, upon receipt of a borrowing notice pursuant to Section 2.5(b), the Foreign Currency Agent shall determine the Exchange Rate with respect to the relevant Foreign Currency on the related Calculation Date (it being acknowledged and agreed that the Administrative Agent shall use such Exchange Rate for the purposes of determining compliance with Section 2.4(b) with respect to such borrowing notice). The Exchange Rates so determined shall become effective on the relevant Calculation Date (a “Reset Date”), shall remain effective until the next succeeding Reset Date and shall for all purposes of this Agreement (other than Section 10.15 and any other provision expressly requiring the use of a current Exchange Rate) be the Exchange Rates employed in converting any amounts between Dollars and any Foreign Currency.

(b) No later than 11:00 A.M. (London time) on each Reset Date, the Foreign Currency Agent shall determine the aggregate amount of the Dollar Equivalents of (i) the principal amounts of the Foreign Currency Loans then outstanding (after giving effect to any Foreign Currency Loans to be made or repaid on such date) and (ii) the L/C Obligations then outstanding in a currency other than Dollars.

(c) The Administrative Agent shall promptly notify the Parent Borrower and the Foreign Currency Lenders of each determination of an Exchange Rate hereunder.

2.27                        Borrower Representative

(a) Each Additional Borrower hereby irrevocably designates and appoints the Parent Borrower as its agent, attorney-in-fact and legal representative on its behalf for all purposes hereunder, including delivering borrowing and conversion notices, compliance or similar certificates; giving instructions with respect to the disbursement of the proceeds of the Loans; paying, prepaying and reducing Loans, Commitments or any other amounts owing under the Loan Documents; selecting interest rate options; giving, receiving, accepting and rejecting all other notices, consents or other communications hereunder or under any of the other Loan Documents; and taking all other actions (including in respect of compliance with covenants) on behalf of such Additional Borrower under the Loan Documents. The Parent Borrower hereby accepts such appointment. The Administrative Agent and each Lender may regard any notice or other communication pursuant to any Loan Document from the Parent Borrower on behalf of any Additional Borrower as a notice or communication from such Additional Borrower. Each warranty, covenant, agreement and undertaking made by the Parent Borrower on behalf of any Additional Borrower shall be deemed for all purposes to have been made by such Additional Borrower and shall be binding upon and enforceable against such Additional Borrower to the same extent as if the same had been made directly by such Additional Borrower. Any action, notice, delivery, receipt, acceptance, approval, rejection or any other undertaking under any of the Loan

Documents to be made by the Parent Borrower in respect of the Obligations of any Additional Borrower shall be deemed, where applicable, to be made in the Parent Borrower’s capacity as representative and agent on behalf of such Additional Borrower, and any such action, notice, delivery, receipt, acceptance, approval, rejection or other undertaking shall be deemed for all purposes to have been made by such Additional Borrower, and shall be binding upon and enforceable against such Additional Borrower to the same extent as if the same had been made directly by such Additional Borrower.

(b) Each Additional Borrower that is not an Excluded Foreign Subsidiary hereby severally agrees to indemnify each Lender and the Administrative Agent and hold each Lender and the Administrative Agent harmless against any and all liability, expense, loss or claim of damage or injury, made against the Lenders and the Administrative Agent by such Additional Borrower or by any third party whosoever, arising from or incurred by reason of the Lenders’ or the Administrative Agent’s relying on any instructions of the Parent Borrower on behalf of such Additional Borrower, except that such Additional Borrower will have no liability under this subsection 2.27(b) with respect to any liability that is found by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Lender or the Administrative Agent or such Lender or the Administrative Agent’s material breach of this Agreement.

SECTION 3.                            LETTERS OF CREDIT

3.1                               L/C Commitment. (a) Subject to the terms and conditions hereof, the Issuing Lender, in reliance on the agreements of the other Revolving Lenders set forth in Section 3.4(a), agrees to issue letters of credit (“Letters of Credit”) for the account of the Borrowers or (so long as the Parent Borrower is a co-applicant with respect to any such Letter of Credit any of its Restricted Subsidiaries (other than an Additional Borrower)) on any Business Day during the Revolving Commitment Period in such form as may be approved from time to time by the Issuing Lender; provided that the Issuing Lender shall have no obligation to issue any Letter of Credit if, after giving effect to such issuance, (i) the L/C Obligations (including the Dollar Equivalent of any L/C Obligations outstanding in any currency other than Dollars) would exceed the L/C Commitment or, (ii) the L/C Obligations in respect of all Letters of Credit issued by such Issuing Lender would exceed such Issuing Lender’s Issuing Lender Commitment or (iii) the aggregate amount of the Available Revolving Commitments would be less than zero. Each Letter of Credit shall (i) be denominated in Dollars or another L/C Foreign Currency and (ii) expire no later than the earlier of (x) the first anniversary of its date of issuance and (y) the date that is five Business Days prior to the Maturity Date, provided that any Letter of Credit with a one-year term may provide for the renewal thereof for additional one-year periods (which shall in no event extend beyond the date referred to in clause (y) above).

(b) The Issuing Lender shall not at any time be obligated to issue any Letter of Credit if such issuance would conflict with, or cause the Issuing Lender or any L/C Participant to exceed any limits imposed by, any applicable Requirement of Law.

(c) For the avoidance of doubt, the Letters of Credit outstanding immediately prior to giving effect to the Second Restatement Effective Date shall continue to be Letters of Credit outstanding hereunder immediately after giving effect to the Second Restatement Effective Date.

3.2                               Procedure for Issuance of Letter of Credit. Any Borrower may from time to time request that the Issuing Lender issue a Letter of Credit for its account by delivering to the Issuing Lender at its address for notices specified herein an Application therefor, completed to the satisfaction of the Issuing Lender, and such other certificates, documents and other papers and information as the Issuing Lender may reasonably request. Upon receipt of any Application, the Issuing Lender will process such

Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall promptly issue the Letter of Credit requested thereby (but in no event shall the Issuing Lender be required to issue any Letter of Credit earlier than three Business Days after its receipt of the Application therefor and all such other certificates, documents and other papers and information relating thereto) by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed to by the Issuing Lender and the applicable Borrower. The Issuing Lender shall furnish a copy of such Letter of Credit to the applicable Borrower promptly following the issuance thereof. The Issuing Lender shall promptly furnish to the Administrative Agent, which shall in turn promptly furnish to the Lenders, notice of the issuance of each Letter of Credit (including the amount thereof).

3.3                               Fees and Other Charges. (a) Each Borrower will pay a fee on all outstanding Letters of Credit requested by it at a per annum rate equal to the Applicable Margin then in effect with respect to Eurocurrency Loans under the Revolving Facility, shared ratably among the Revolving Lenders and payable quarterly in arrears on each Fee Payment Date after the issuance date. In addition, each Borrower shall pay to the Issuing Lender for its own account a fronting fee of 0.125% per annum on the undrawn and unexpired amount of each Letter of Credit requested by it, payable quarterly in arrears on each Fee Payment Date after the issuance date.

(b) In addition to the foregoing fees, the Parent Borrower shall pay or reimburse the Issuing Lender for such normal and customary costs and expenses as are incurred or charged by the Issuing Lender in issuing, negotiating, effecting payment under, amending or otherwise administering any Letter of Credit.

3.4                               L/C Participations. (a) The Issuing Lender irrevocably agrees to grant and hereby grants to each L/C Participant, and, to induce the Issuing Lender to issue Letters of Credit, each L/C Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from the Issuing Lender, on the terms and conditions set forth below, for such L/C Participant’s own account and risk an undivided interest equal to such L/C Participant’s Revolving Percentage in the Issuing Lender’s obligations and rights under and in respect of each Letter of Credit and the amount of each draft paid by the Issuing Lender thereunder. Each L/C Participant agrees with the Issuing Lender that, if a draft is paid under any Letter of Credit for which the Issuing Lender is not reimbursed in full by the applicable Borrower in accordance with the terms of this Agreement (or in the event that any reimbursement received by the Issuing Lender shall be required to be returned by it at any time), such L/C Participant shall pay to the Issuing Lender upon demand at the Issuing Lender’s address for notices specified herein an amount equal to such L/C Participant’s Revolving Percentage of the amount that is not so reimbursed (or is so returned). Each L/C Participant’s obligation to pay such amount shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any setoff, counterclaim, recoupment, defense or other right that such L/C Participant may have against the Issuing Lender, any Borrower or any other Person for any reason whatsoever, (ii) the occurrence or continuance of a Default or an Event of Default or the failure to satisfy any of the other conditions specified in Section 5, (iii) any adverse change in the condition (financial or otherwise) of any Borrower, (iv) any breach of this Agreement or any other Loan Document by any Borrower, any other Loan Party or any other L/C Participant or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

(b) If any amount required to be paid by any L/C Participant to the Issuing Lender pursuant to Section 3.4(a) in respect of any unreimbursed portion of any payment made by the Issuing Lender under any Letter of Credit is paid to the Issuing Lender within three Business Days after the date such payment is due, such L/C Participant shall pay to the Issuing Lender on demand an amount equal to the product of (i) such amount, times (ii) the daily average Federal Funds Effective Rate during the period from and including the date such payment is required to the date on which such payment is immediately available to the Issuing Lender, times (iii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 360. If any such amount required to be paid by any L/C Participant pursuant to Section 3.4(a) is not made available to the Issuing Lender by such L/C Participant within three Business Days after the date such payment is due, the Issuing Lender shall be entitled to recover from such L/C Participant, on demand, such amount with interest thereon calculated from such due date at the rate per annum applicable to ABR Loans under the Revolving Facility. A certificate of the Issuing Lender submitted to any L/C Participant with respect to any amounts owing under this Section shall be conclusive in the absence of manifest error.

(c) Whenever, at any time after the Issuing Lender has made payment under any Letter of Credit and has received from any L/C Participant its pro rata share of such payment in accordance with Section 3.4(a), the Issuing Lender receives any payment related to such Letter of Credit (whether directly from a Borrower or otherwise, including proceeds of collateral applied thereto by the Issuing Lender), or any payment of interest on account thereof, the Issuing Lender will distribute to such L/C Participant its pro rata share thereof (it being understood that any such distribution shall be in Dollars and the Issuing Lender shall convert any amounts received by it in a currency other than Dollars into the Dollar Equivalent thereof for purposes of such distribution); provided, however, that in the event that any such payment received by the Issuing Lender shall be required to be returned by the Issuing Lender, such L/C Participant shall return to the Issuing Lender the portion thereof previously distributed by the Issuing Lender to it.

3.5                               Reimbursement Obligation of the Borrowers. If any draft is paid under any Letter of Credit requested by a Borrower, such Borrower shall reimburse the Issuing Lender for the amount of (a) the draft so paid and (b) any taxes, fees, charges or other costs or expenses incurred by the Issuing Lender in connection with such payment, not later than 1:00 P.M., Local Time on the Business Day immediately following the day that such Borrower receives such notice. Each such payment shall be made to the Issuing Lender at its address for notices referred to herein in the same currency as such draft was paid and in immediately available funds. Interest shall be payable on any such amounts from the date on which the relevant draft is paid until payment in full at the rate set forth in (x) until the Business Day next succeeding the date of the relevant notice, Section 2.15(b) and (y) thereafter, Section 2.15(c).

3.6                               Obligations Absolute. Each Borrower’s obligations under this Section 3 shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment that such Borrower may have or have had against the Issuing Lender, any beneficiary of a Letter of Credit or any other Person. Each Borrower also agrees with the Issuing Lender that the Issuing Lender shall not be responsible for, and such Borrower’s Reimbursement Obligations under Section 3.5 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or any dispute between or among any Borrower and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or any claims whatsoever of any Borrower against any beneficiary of such Letter of Credit or any such transferee. The Issuing Lender shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for errors or omissions found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Issuing Lender. Each Borrower agrees that any action taken or omitted by the Issuing Lender under or in connection with any Letter of Credit or the related drafts or documents, if done in the absence of gross negligence or willful misconduct, shall be binding on the Borrowers and shall not result in any liability of the Issuing Lender to any Borrower.

3.7                               Letter of Credit Payments. If any draft shall be presented for payment under any Letter of Credit, the Issuing Lender shall promptly notify the Borrower that requested such Letter of Credit of the date and amount thereof. The responsibility of the Issuing Lender to the applicable Borrower in connection with any draft presented for payment under any Letter of Credit shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment are substantially in conformity with such Letter of Credit.

3.8                               Applications. To the extent that any provision of any Application related to any Letter of Credit is inconsistent with the provisions of this Section 3, the provisions of this Section 3 shall apply.

3.9                               Cash Collateralization. If on any date the L/C Obligations (including the Dollar Equivalent of any L/C Obligations outstanding in a currency other than Dollars) exceeds the L/C Commitment, then the Borrowers shall within three Business Days after notice thereof from the Administrative Agent deposit in a cash collateral account opened by the Administrative Agent an amount equal to such excess plus accrued and unpaid interest thereon.

3.10                        Currency Adjustments. (a) Notwithstanding anything to the contrary contained in this Agreement, for purposes of calculating any fee in respect of any Letter of Credit in respect of any Business Day, the Administrative Agent shall convert the amount available to be drawn under any Letter of Credit denominated in a currency other than Dollars into an amount of Dollars based upon the Exchange Rate.

(b)                                 Notwithstanding anything to the contrary contained in this Section 3, prior to demanding any reimbursement from the L/C Participants pursuant to subsection 3.4 in respect of any Letter of Credit denominated in a currency other than Dollars, the Issuing Lender shall convert the Borrowers’ obligations under subsection 3.4 to reimburse the Issuing Lender in such currency into an obligation to reimburse the Issuing Lender in Dollars. The Dollar amount of the reimbursement obligation of the Borrowers and the L/C Participants shall be computed by the Issuing Lender based upon the Exchange Rate in effect for the day on which such conversion occurs, as determined by the Administrative Agent in accordance with the terms hereof.

SECTION 4.                            REPRESENTATIONS AND WARRANTIES

To induce the Administrative Agent and the Lenders to enter into this Agreement and to make the Loans and issue or participate in the Letters of Credit, the Parent Borrower hereby represents and warrants to the Administrative Agent and each Lender that (i) as of the Second Restatement Effective Date and (ii) as of any other date such representations and warranties must be made hereunder:

4.1                               Financial Condition. (a) [Reserved].

(b) The audited consolidated balance sheets of the Parent Borrower as at January 3, 2015, and the related consolidated statements of income, stockholders’ equity and cash flows for the fiscal year ended on such date, reported on by and accompanied by an unqualified report from Ernst & Young, present fairly, in all material respects, the consolidated financial condition of the Parent Borrower and its Subsidiaries as at such date, and the consolidated results of its operations and its consolidated cash flows for the fiscal year then ended. The unaudited consolidated balance sheet of the Parent Borrower and its Subsidiaries as at the last day of each fiscal quarter ended at least 40 days prior to the Second Restatement Effective Date and the related unaudited consolidated statements of income and cash flows for the three-month periods ended on such dates, present fairly, in all material respects, the consolidated financial condition of the Parent Borrower and its Subsidiaries as at such dates, and the consolidated results of its operations and its consolidated cash flows for the three-month periods then ended (subject to normal year-end audit adjustments). All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by the aforementioned firm of accountants and disclosed therein).

(c) As of the Second Restatement Effective Date, no Group Member (other than any Purchased Subsidiary) has any material Guarantee Obligations, contingent liabilities and liabilities for taxes, or any long-term leases or unusual forward or long-term commitments, including any interest rate or foreign currency swap or exchange transaction or other obligation in respect of derivatives, that are required to be reflected in financial statements in accordance with GAAP and are not reflected in the most recent financial statements referred to in paragraph (b). During the period from January 3, 2015 to and including the Second Restatement Effective Date there has been no Disposition by any Group Member of any material part of its business or property (other than as permitted by Section 7.5(b) or otherwise in the ordinary course of business).

4.2                               No Change. Since January 3, 2015, including after giving effect to the Transactions, there has been no development or event that has had or could reasonably be expected to result in a Material Adverse Effect.

4.3                               Existence; Compliance with Law. Each Group Member (a) is duly organized, validly existing and in good standing (or, if applicable in a foreign jurisdiction, enjoys the equivalent status under the laws of any jurisdiction of organization outside the United States) under the laws of the jurisdiction of its organization, (b) has all requisite power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (c) is qualified to do business in, and is in good standing (or, if applicable in a foreign jurisdiction, enjoys the equivalent status under the laws of any jurisdiction of organization outside the United States) in, every jurisdiction where such qualification is required, and (d) is in compliance with all Requirements of Law and its Contractual Obligations except, in each case (other than with respect to any Borrower in connection with clause (a) above) to the extent that the failure to comply therewith could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

4.4                               Power; Authorization; Enforceable Obligations. The Transactions are within each Loan Party’s corporate powers and (i) in the case of U.S. Loan Parties, have been duly authorized by all necessary corporate, stockholder, and shareholder action and (ii) in the case of Foreign Loan Parties, will have been duly authorized by all necessary corporate stockholder and shareholder action as of the date when the first Loan is made to the applicable Additional Borrower hereunder. As of (i) the Second Restatement Effective Date, each Loan Document dated on or prior to the Second Restatement Effective Date and (ii) any date after the Second Restatement Effective Date on which the representations or warranties in this Section 4.4 are made, each Loan Document dated on or prior to such date, has, in each case, been duly executed and delivered by each Loan Party party thereto and, assuming due execution and delivery by all parties other than the Loan Parties, constitutes a legal, valid and binding obligation of each Loan Party party thereto, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

4.5                               No Legal Bar. The execution, delivery and performance of this Agreement and the other Loan Documents, the issuance of Letters of Credit, the borrowings hereunder and the use of the proceeds thereof (a) will not violate any Requirement of Law or any Contractual Obligation of any Group Member and (b) will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation

(other than the Liens created by the Security Documents), except to the extent such violation or Lien, could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

4.6                               Litigation. There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Parent Borrower, threatened against or affecting the Parent Borrower or any of its Restricted Subsidiaries (i) that could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect or (ii) as of the Second Restatement Effective Date, that involve this Agreement.

4.7                               No Default. No Default or Event of Default has occurred and is continuing.

4.8                               Ownership of Property; Liens. Each of the Parent Borrower and its Restricted Subsidiaries has good title to, or valid leasehold interests in, all its real and personal property material to its business, except where such failure to have good title or valid leasehold interests could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. None of the assets of the Parent Borrower or any of its Restricted Subsidiaries is subject to any Lien other than Liens permitted under Section 7.3.

4.9                               Intellectual Property. Except as could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect, each Group Member owns, or has license or other valid and enforceable rights to use all Intellectual Property necessary for the conduct of its business as currently conducted; no material claim has been asserted and is pending by any Person challenging or questioning the use of any Intellectual Property or the validity or effectiveness of any Intellectual Property, nor does the Parent Borrower know of any valid basis for any such claim and the use of Intellectual Property by each Group Member does not infringe on the rights of any Person in any material respect.

4.10                        Taxes. Except as could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect, each Group Member has filed or caused to be filed all Federal, state and other Tax returns that are required to be filed and has paid all Taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other Taxes imposed on it or any of its property by any Governmental Authority to the extent such Taxes have become due and payable (other than any the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the relevant Group Member); no Tax Lien has been filed, and, to the knowledge of the Parent Borrower, no claim is being asserted, with respect to any such Tax that could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

4.11                        Federal Regulations. No part of the proceeds of any Loans, and no other extensions of credit hereunder, will be used (a) for “buying” or “carrying” any “margin stock” within the respective meanings of each of the quoted terms under Regulation U as now and from time to time hereafter in effect for any purpose that violates the provisions of the Regulations of the Board or (b) for any purpose that violates the provisions of the Regulations of the Board. No more than 25% of the assets of the Group Members consist of “margin stock” as so defined. If requested by any Lender or the Administrative Agent, the Parent Borrower will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form G-3 or FR Form U-1, as applicable, referred to in Regulation U.

4.12                        Labor Matters. Except as, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect: (a) there are no strikes or other labor disputes against any Group Member pending or, to the knowledge of the Parent Borrower, threatened; (b) hours worked by and payment made to employees of each Group Member have not been in violation of the Fair Labor Standards Act or any other applicable Requirement of Law dealing with such matters; and (c) all payments due from any Group Member on account of employee health and welfare insurance have been paid or accrued as a liability on the books of the relevant Group Member to the extent required by GAAP.

4.13                        ERISA. Except as could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect: (a) each Group Member and each of their respective ERISA Affiliates is in compliance with the applicable provisions of ERISA and the provisions of the Code relating to Plans or Foreign Plans and the regulations and published interpretations thereunder; and (b) no ERISA Event or Foreign Plan Event has occurred or is reasonably expected to occur. Except as set forth on Schedule 4.13, the present value of all accumulated benefit obligations under each Pension Plan (based on the assumptions used for purposes of Accounting Standards Codification No. 715: Compensation-Retirement Benefits) did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of such Pension Plan allocable to such accrued benefits by an amount that could reasonably be expected to have a Material Adverse Effect, and the present value of all accumulated benefit obligations of all underfunded Pension Plans (based on the assumptions used for purposes of Accounting Standards Codification No. 715: Compensation-Retirement Benefits) did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of all such underfunded Pension Plans by an amount that could reasonably be expected to have a Material Adverse Effect.

4.14                        Investment Company Act; Other Regulations. No Loan Party is an “investment company”, or a company “controlled” by an “investment company”, within the meaning of the Investment Company Act of 1940, as amended.

4.15                        Subsidiaries. As of the Second Restatement Effective Date, (a) Schedule 4.15(a)(i) sets forth the name and jurisdiction of incorporation of each Restricted Subsidiary and, as to each such Subsidiary, the percentage of each class of Capital Stock owned by any Loan Party and Schedule 4.15(a)(ii) sets forth the name and jurisdiction of each Unrestricted Subsidiary and, as to each such Subsidiary, the percentage of each class of Capital Stock owned by any Loan Party and (b) other than as set forth on Schedule 4.15(b), there are no outstanding subscriptions, options, warrants, calls, rights or other agreements or commitments (other than stock options granted to employees or directors and directors’ qualifying shares) of any nature relating to any Capital Stock of the Parent Borrower or any Restricted Subsidiary, except as created by the Loan Documents.

4.16                        Use of Proceeds. The proceeds of the Term Loans and Revolving Loans made on the Second Restatement Effective Date shall be used to satisfy the condition set forth in Section 5.4(a) and to pay related fees and expenses. The proceeds of the Revolving Loans, the Swingline Loans and the Letters of Credit after the Second Restatement Effective Date shall be used for general corporate purposes. The proceeds of any Incremental Term Loans and Revolving Loans made in respect of any Incremental Revolving Commitments shall be used for general corporate purposes.

4.17                        Environmental Matters. Except as, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect:

(a) the facilities and properties owned, leased or operated by any Group Member (the “Properties”) do not contain, and have not previously contained, any Materials of Environmental Concern in amounts or concentrations or under circumstances that constitute or constituted a violation of, or could give rise to liability under, any Environmental Law;

(b) no Group Member has received or is aware of any notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Properties or the business operated by any Group Member (the “Business”), nor does the Parent Borrower have knowledge or reason to believe that any such notice will be received or is being threatened;

(c) Materials of Environmental Concern have not been transported or disposed of from the Properties in violation of, or in a manner or to a location that could give rise to liability under, any Environmental Law, nor have any Materials of Environmental Concern been generated, treated, stored or disposed of at, on or under any of the Properties in violation of, or in a manner that could give rise to liability under, any applicable Environmental Law;

(d) no judicial proceeding or governmental or administrative action is pending or, to the knowledge of the Parent Borrower, threatened, under any Environmental Law to which any Group Member is or will be named as a party with respect to the Properties or the Business, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to the Properties or the Business;

(e) there has been no release or threat of release of Materials of Environmental Concern at or from the Properties, or arising from or related to the operations of any Group Member in connection with the Properties or otherwise in connection with the Business, in violation of or in amounts or in a manner that could give rise to liability under Environmental Laws;

(f) the Properties and all operations at the Properties are in compliance, and have in the last five years been in compliance, with all applicable Environmental Laws, and there is no contamination at, under or about the Properties or violation of any Environmental Law with respect to the Properties or the Business; and

(g) no Group Member has assumed any liability of any other Person under Environmental Laws.

4.18                        Accuracy of Information, etc. No statement or information, other than projections, pro forma financial statements, forward-looking statements, estimates with respect to future performance and information of a general economic or industry specific nature, contained in this Agreement, any other Loan Document, the Confidential Information Memorandum or any other document, certificate or statement furnished by or on behalf of any Loan Party to the Administrative Agent or the Lenders, or any of them, for use in connection with the transactions contemplated by this Agreement or the other Loan Documents, contained as of the date such statement, information, document or certificate was so furnished (or, in the case of the Confidential Information Memorandum (as supplemented), as of the date thereof), any untrue statement of a material fact or omitted to state a material fact necessary to make the statements contained herein or therein, taken as a whole, not misleading in light of the circumstances under which such statements were made (giving effect to all supplements thereto). The projections, pro forma financial information, forward-looking statements and estimates with respect to future performance contained in the materials referenced above are based upon good faith estimates and assumptions believed by management of the Parent Borrower to be reasonable at the time made, it being recognized by the Lenders that such financial information as it relates to future events is not to be viewed as fact and that actual results during the period or periods covered by such financial information may differ from the projected results set forth therein by a material amount.

4.19                        Security Documents. (a)  The Guarantee and Collateral Agreement is effective to create in favor of the Administrative Agent, for the benefit of the Lenders, a legal, valid and enforceable security interest in the Collateral described therein and proceeds thereof. In the case of the Pledged Stock, when stock certificates representing such Pledged Stock are delivered to the Administrative Agent (together with a properly completed and signed stock power or endorsement), in the case of Deposit Accounts, when Deposit Account Control Agreements are entered into by the Administrative Agent, in the case of Securities Accounts, when Securities Account Control Agreements are entered into by the Administrative Agent, and in the case of the other Collateral described in the Guarantee and Collateral Agreement, when financing statements and other filings specified on Schedule 4.19(a) in appropriate form are filed in the offices specified on Schedule 4.19(a), the Administrative Agent shall have a fully perfected Lien on, and security interest in, all right, title and interest of the U.S. Loan Parties in such Collateral and the proceeds thereof, as security for the Obligations (as defined in the Guarantee and Collateral Agreement), in each case to the extent security interests in such Collateral can be perfected by delivery of such Pledged Stock, the execution of Deposit Account Control Agreements, the execution of Securities Account Control Agreements or the filing of financing statements, as applicable, in each case prior and superior in right to any other Person (except, in the case of Collateral other than Pledged Stock, Liens permitted by Section 7.3).

(b)  Schedule 1.1B lists, as of the Second Restatement Effective Date, each parcel of owned real property located in the United States and held by the Parent Borrower or any of its Restricted Subsidiaries that is a U.S. Loan Party that has an assessed taxable value in excess of $10,000,000.

(c)  Each of the Mortgages, as amended by the applicable Mortgage Amendment (if any), from and after the execution, delivery and, if applicable, appropriate filing thereof, will be effective to create in favor of the Administrative Agent, for the benefit of the Lenders, a legal, valid and enforceable Lien on the Mortgaged Properties described therein and proceeds thereof, and when the applicable Mortgage (or in respect of any Mortgage in existence as of the Second Restatement Effective Date, the applicable Mortgage Amendment) is filed in the applicable office specified on Schedule 4.19(b), each such Mortgage shall constitute (or continue to constitute, as applicable) a fully perfected Lien on, and security interest in, all right, title and interest of the U.S. Loan Parties in the Mortgaged Properties and the proceeds thereof, as security for the Obligations (as defined in the relevant Mortgage), of first priority, subject only to Liens permitted by Section 7.3.

4.20                        Solvency. The Parent Borrower and the Loan Parties are, on a consolidated basis, and after giving effect to the Transactions and the incurrence of all Indebtedness and obligations being incurred in connection herewith and therewith, Solvent.

4.21                        Certain Documents. As of any date, the Parent Borrower has delivered to the Administrative Agent a complete and correct copy of the Senior Unsecured Debt Agreement entered into prior to such date, including any amendments, supplements or modifications with respect to any of the foregoing.

4.22                        OFAC; Anti-Money Laundering; Patriot Act. (a) No Group Member is (i) a Person whose property or interest in property is blocked or subject to blocking pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Party and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)), (ii) a Person who engages in any dealings or transactions prohibited by Section 2 of such executive order, or is otherwise associated with any such Person in any manner violative of Section 2, or (iii) a Person on the list of Specially Designated Nationals and Blocked Persons or subject to the limitations or prohibitions under any other U.S. Department of Treasury’s Office of Foreign Assets Control regulation or executive order.

(b) No part of the proceeds of the Loans will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.

(c) Each Group Member is in compliance, in all material respects, with the Patriot Act.

(d) The Parent Borrower has implemented and maintains in effect policies and procedures designed to ensure compliance by the Parent Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and the Parent Borrower, its Subsidiaries and their respective officers and employees and to the knowledge of the Parent Borrower its directors and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. None of (a) the Parent Borrower, any Subsidiary or to the knowledge of the Parent Borrower or such Subsidiary any of their respective directors, officers or employees, or (b) to the knowledge of the Parent Borrower, any agent of the Parent Borrower or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person. No Loan or Letter of Credit, use of proceeds or other transaction contemplated by this Agreement will violate Anti-Corruption Laws or applicable Sanctions.

4.23                        Centre of Main Interest of the Dutch Borrower. In respect of the Dutch Borrower and for the purposes of The Council of the European Union Regulation No. 1346/2000 on Insolvency Proceedings (the “Regulation”), its centre of main interest (as that term is used in Article 3(1) of the Regulation) is situated in the Netherlands.

SECTION 5.                            CONDITIONS PRECEDENT

5.1                               [Reserved].

5.2                               [Reserved].

5.3                               Conditions to Each Extension of Credit On or After the Second Restatement Effective Date. The agreement of each Lender to make any extension of credit requested to be made by it on any date on or after the Second Restatement Effective Date is subject to the satisfaction of the following conditions precedent:

(a)              Representations and Warranties. Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects (except that any representation or warranty which is already qualified as to materiality or by reference to Material Adverse Effect shall be true and correct in all respects) on and as of such date as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date.

(b)              No Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the extensions of credit requested to be made on such date.

(c)               Additional Borrower. If such extension of credit is the first extension of credit requested by an Additional Borrower, the conditions contained in Section 5.3(a) above with respect to such Additional Borrower and Section 5.5 have been satisfied with respect to such Additional Borrower.

Each borrowing by and issuance of a Letter of Credit on behalf of a Borrower hereunder shall constitute a representation and warranty by such Borrower as of the date of such extension of credit that the conditions contained in this Section 5.3 have been satisfied.

5.4                               Conditions to the Second Restatement Effective Date. The agreement of each Lender to make the initial extensions of credit requested to be made by it on the Second Restatement Effective Date is subject to the satisfaction, prior to or concurrently with the making of such extension of credit on the Second Restatement Effective Date, of the following conditions precedent:

(a) Agreement. The Administrative Agent shall have received (i) this Agreement, executed and delivered by the Administrative Agent, each Borrower, the Foreign Currency Agent, each Term Lender and each Revolving Lender listed on Schedule 1.1A (it being understood that a signature page to the Replacement Facility Amendment shall be deemed execution of this Agreement) and (ii) all Existing Term Loans shall have been replaced with Term Loans hereunder and all Existing Revolving Commitments and Existing Revolving Loans shall have been replaced with Revolving Commitments and Revolving Loans hereunder (and in each case all accrued interest on the Existing Term Loans, Existing Revolving Commitments and Existing Revolving Loans and other amounts outstanding in respect thereof shall have been paid in full).

(b) Fees. The Lenders and the Agents shall have received all fees required to be paid by the Parent Borrower as of the Second Restatement Effective Date as set forth in a writing signed by the Parent Borrower, and reimbursement for all expenses required to be reimbursed by the Parent Borrower as of the Second Restatement Effective Date as set forth in a writing signed by the Parent Borrower for which invoices have been presented (including the reasonable fees and expenses of legal counsel), on or before the Second Restatement Effective Date, and all interest, fees, expenses and other amounts due under the Existing Credit Agreement shall have been paid.

(c) Closing Certificate; Certified Certificate of Incorporation; Good Standing Certificates. The Administrative Agent shall have received (i) a certificate of the Parent Borrower, dated the Second Restatement Effective Date, substantially in the form of Exhibit C, with appropriate insertions and attachments, including the certificate of incorporation of the Parent Borrower certified by the relevant authority of the jurisdiction of incorporation of the Parent Borrower, and (ii) a long form good standing certificate for the Parent Borrower from its jurisdiction of incorporation.

(d) Legal Opinion. The Administrative Agent shall have received an executed legal opinion of Gibson, Dunn & Crutcher LLP with respect to certain matters relating to the Parent Borrower in form and substance reasonably satisfactory to the Administrative Agent.

(e) Pledged Stock; Stock Powers; Pledged Notes. The Administrative Agent shall have received (i) the certificates representing the shares of Capital Stock pledged pursuant to the Guarantee and Collateral Agreement, together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof and (ii) each promissory note (if any) pledged to the Administrative Agent pursuant to the Guarantee and Collateral Agreement endorsed (without recourse) in blank (or accompanied by an executed transfer form in blank) by the pledgor thereof.

(f) Filings, Registrations and Recordings. Each document (including any Uniform Commercial Code financing statement) required by the Security Documents or under law or reasonably requested by the Administrative Agent to be filed, registered or recorded in order to create in favor of the Administrative Agent, for the benefit of the Lenders, a perfected Lien on the Collateral described therein with respect to the U.S. Loan Parties, prior and superior in right to any other Person (other than with respect to Liens expressly permitted by Section 7.3), shall be in proper form for filing, registration or recordation.

(g) Flood Insurance. With respect to each Mortgaged Property as of the Second Restatement Effective Date that is located in a special flood hazard area, to the extent required by Regulation H of the Board, the Parent Borrower shall have delivered to the Administrative Agent (A) a policy of flood insurance that (1) covers any parcel of improved real property that is encumbered by such Mortgage and is located in a special flood hazard area, (2) is written in an amount that is reasonably satisfactory to the Administrative Agent and (3) has a term ending not later than the maturity of the Indebtedness secured by such Mortgage and (B) confirmation that the Parent Borrower has received the notice required pursuant to Section 208.25(i) of Regulation H of the Board.

(h) Projections. The Parent Borrower shall have delivered to the Administrative Agent satisfactory annual projections for the Parent Borrower and its consolidated Subsidiaries through 2020.

(i) Amended and Restated Guarantee and Collateral Agreement. The Administrative Agent shall have received (i) the Guarantee and Collateral Agreement, executed and delivered by the Parent Borrower and each other U.S. Loan Party as of the Second Restatement Effective Date and (ii) an Acknowledgement and Consent in the form attached to the Guarantee and Collateral Agreement, executed and delivered by each Issuer (as defined therein), if any, that is not a Loan Party.

(j) Know Your Customer Information. The Administrative Agent shall have received, at least three Business Days prior to the Second Restatement Effective Date, all documentation and other information about the Loan Parties as has been reasonably requested in writing at least 10 days prior to the Second Restatement Effective Date by the Administrative Agent, in each case as the Administrative Agent reasonably determines is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act and AML Legislation.

For the purpose of determining compliance with the conditions specified in this Section 5.4, each Lender that has signed this Agreement or the Replacement Facility Amendment shall be deemed to have accepted, and to be satisfied with, each document or other matter required under this Section 5.4 unless the Administrative Agent shall have received written notice from such Lender prior to the proposed Second Restatement Effective Date specifying its objection thereto.

5.5                               Conditions to Initial Extension of Credit to Each Additional Borrower. The agreement of each Revolving Lender or Issuing Lender to make any Loans or issue any Letters of Credit to any Additional Borrower is subject to the satisfaction of the following conditions precedent:

(a) Foreign Guarantee Agreement. In respect of any Additional Borrower that is a Foreign Subsidiary, the Administrative Agent shall have received the Foreign Guarantee Agreement (or a joinder in respect thereof), executed and delivered by such Additional Borrower.

(b) Guarantee and Collateral Agreement. In respect of any Additional Borrower that is a Domestic Subsidiary, such Additional Borrower shall have become party to the Guarantee and Collateral Agreement.

(c) Joinder Agreement. The Administrative Agent shall have received an Additional Borrower Joinder Agreement, substantially in the form of Exhibit J-1 or J-2, as applicable, executed and delivered by such Additional Borrower and the Parent Borrower.

(d) Foreign Security Documents. In respect of any Additional Borrower that is a Foreign Subsidiary, the Administrative Agent shall have received security documents in form and substance reasonably satisfactory to the Administrative Agent granting a Lien on property of such Additional Borrower as set forth in such security documents and subject to applicable law to secure the Obligations of the Additional Borrowers that are Foreign Subsidiaries.

(e) Legal Opinion. The Administrative Agent shall have received an opinion of counsel for such Additional Borrower reasonably acceptable to the Administrative Agent, covering such matters relating to the transactions contemplated hereby as the Administrative Agent may reasonably request.

(f) Other Documents. The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of such Additional Borrower, the authorization of the transactions contemplated hereby relating to such Additional Borrower and any other legal matters relating to such Additional Borrower, all in form and substance reasonably satisfactory to the Administrative Agent, including (i) a certificate of such Additional Borrower substantially in the form of Exhibit C, with appropriate insertions and attachments, including the certificate of incorporation (or equivalent) of such Additional Borrower certified by the relevant authority of the jurisdiction of incorporation (or equivalent) of such Additional Borrower (in each case, to the extent applicable in such jurisdiction of incorporation), and (ii) a long form good standing certificate (or equivalent) for such Additional Borrower from its jurisdiction of incorporation (in each case, to the extent applicable in such jurisdiction of incorporation).

(g) Know Your Customer Information. The Administrative Agent shall have received all documentation and other information about such Additional Borrower as has been reasonably requested in writing by the Administrative Agent as the Administrative Agent reasonably determines is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act and AML Legislation.

(h) Additional Representations and Warranties. Unless otherwise agreed by the Administrative Agent, the following representations and warranties shall be true and correct on and as of such date:

(i) Pari Passu. Subject to applicable Requirements of Law, the obligations of such Additional Borrower under this Agreement, when executed and delivered by such Additional Borrower, will rank at least pari passu on a contractual basis with all unsecured Indebtedness of such Additional Borrower.

(ii) No Immunities, etc. Such Additional Borrower is subject to civil and commercial law with respect to its obligations under this Agreement and any Note, and the execution, delivery and performance by such Additional Borrower of this Agreement constitute and will constitute private and commercial acts and not public or governmental acts. Neither such Additional Borrower nor any of its property, whether or not held for its own account, has any immunity (sovereign or other similar immunity) from any suit or proceeding, from jurisdiction of any court or from set-off or any legal process (whether service or notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or other similar immunity) under laws of the jurisdiction in which such Additional Borrower is organized and existing in respect of its obligations under this Agreement or any Note. To the extent permitted by applicable law, such Additional Borrower has waived, and hereby does waive, every immunity (sovereign or otherwise) to which it or any of its properties would otherwise be entitled from any legal action, suit or proceeding, from jurisdiction of any court and from set-off or any legal process (whether service or notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) under the laws of the jurisdiction in which such Additional Borrower is organized and existing in respect of its obligations under this Agreement and any Note. The waiver by such Additional Borrower described in the immediately preceding sentence is the legal, valid and binding obligation of such Additional Borrower, subject to customary qualifications and limitations.

(iii) No Recordation Necessary. This Agreement and each Note, if any, is in proper legal form under the law of the jurisdiction in which such Additional Borrower is organized and existing for the enforcement hereof or thereof against such Additional Borrower under the law of such jurisdiction, and to ensure the legality, validity, enforceability or admissibility in evidence of this Agreement and any such Note, subject to customary qualifications and limitations. It is not necessary to ensure the legality, validity, enforceability or admissibility in evidence of this Agreement and any such Note that this Agreement, any Note or any other document be filed, registered or recorded with, or executed or notarized before, any court or other authority in the jurisdiction in which such Additional Borrower is organized and existing or that any registration charge or stamp or similar tax be paid on or in respect of this Agreement, any Note or any other document, except (x) for any such filing, registration or recording, or execution or notarization or payment of any registration charge or stamp or similar tax as has been made or is not required to be made until this Agreement, any Note or any other document is sought to be enforced or that is required to perfect the grant of any security or is otherwise required pursuant to the Loan Documents and (y) for any charge or tax as has been timely paid.

(iv) Exchange Controls. The execution, delivery and performance by such Additional Borrower of this Agreement, any Note or the other Loan Documents is, under applicable foreign exchange control regulations of the jurisdiction in which such Additional Borrower is organized and existing, not subject to any notification or authorization except (i) such as have been made or obtained or (ii) such as cannot be made or obtained until a later date (provided any notification or authorization described in immediately preceding clause (ii) shall be made or obtained as soon as is reasonably practicable).

(i) Dutch Works Council Act. Solely in the case of the Dutch Borrower, the Dutch Borrower shall have received a positive advice of the works council of the Dutch Borrower pursuant to Article 25 of the Dutch Works Council Act.

SECTION 6.                            AFFIRMATIVE COVENANTS

The Parent Borrower hereby agrees that, so long as the Commitments remain in effect, any Letter of Credit remains outstanding or any Loan or other amount (other than contingent indemnification obligations) is owing to any Lender or the Administrative Agent hereunder, the Parent Borrower shall and shall cause each of its Restricted Subsidiaries to:

6.1                               Financial Statements. Furnish to the Administrative Agent (for distribution to the Lenders):

(a)              as soon as available, but in any event within the later of (i) 90 days after the end of each fiscal year of the Parent Borrower and (ii) the date of required delivery to the SEC after giving effect to any permitted extensions of time (but in any event no later than 105 days after the end of each fiscal year of the Parent Borrower), (x) a copy of the audited consolidated balance sheet of the Parent Borrower and its consolidated Subsidiaries as at the end of such year and the related audited consolidated statements of income, stockholders’ equity and cash flows for such year, setting forth in each case in comparative form the figures for the previous year, reported on without a “going concern” or like qualification or exception (other than with respect to, or resulting solely from an upcoming maturity date under any Facility occurring within one year from the time such opinion is delivered), or qualification arising out of the scope of the audit, by Ernst & Young LLP or other independent certified public accountants of nationally recognized standing and (y) a detailed reconciliation, reflecting such financial information for the Parent Borrower and the Restricted Subsidiaries for the applicable period, on the one hand, and the Parent Borrower and the Subsidiaries for the applicable period, on the other hand, and reflecting adjustments necessary to eliminate the accounts of Unrestricted Subsidiaries (if any) from such consolidated financial statements, prepared in accordance with GAAP and in form reasonably satisfactory to the Administrative Agent; and

(b)         as soon as available, but in any event not later than the later of (i) 45 days after the end of each of the first three quarterly periods of each fiscal year of the Parent Borrower and (ii) the date of required delivery to the SEC after giving effect to any permitted extensions of time (but in any event no later than 50 days after the end of each of the first three quarterly periods of each fiscal year of the Parent Borrower), (x) the unaudited consolidated balance sheet of the Parent Borrower and its consolidated Subsidiaries as at the end of such quarter and the related unaudited consolidated statements of income and of cash flows for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments and the absence of footnotes) and (y) a detailed reconciliation, reflecting such financial information for the Parent Borrower and the Restricted Subsidiaries for the applicable period, on the one hand, and the Parent Borrower and the Subsidiaries for the applicable period, on the other hand, and reflecting adjustments necessary to eliminate the accounts of Unrestricted Subsidiaries (if any) from such consolidated financial statements, prepared in accordance with GAAP and in form reasonably satisfactory to the Administrative Agent.

All such financial statements shall be complete and correct in all material respects and shall be prepared in reasonable detail and in accordance with GAAP applied (except as approved by such accountants or officer, as the case may be) consistently throughout the periods reflected therein and with prior periods.

Information required to be delivered pursuant to this Section 6.1 shall be deemed to have been delivered if such information, or one or more annual or quarterly reports containing such information, shall have been posted by the Administrative Agent on an IntraLinks or similar site to which the Lenders have been granted access or such reports shall be available on the website of the SEC at http://www.sec.gov or on the Parent Borrower’s website at http://www.wolverineworldwide.com. Information required to be delivered pursuant to this Section may also be delivered by electronic communications pursuant to procedures approved by the Administrative Agent.

6.2                               Certificates; Other Information. Furnish to the Administrative Agent (for distribution to the Lenders) (or, in the case of clause (g), to the relevant Lender):

(a)              concurrently with the delivery of the financial statements referred to in Section 6.1(a), a certificate of the independent certified public accountants reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default pursuant to Section 7.1, except as specified in such certificate;

(b)         concurrently with the delivery of any financial statements pursuant to Section 6.1, (i) a certificate of a Responsible Officer stating that, to the best of each such Responsible Officer’s knowledge, each Loan Party during such period has observed or performed all of its covenants and other agreements, and satisfied every condition contained in this Agreement and the other Loan Documents to which it is a party to be observed, performed or satisfied by it, and that such Responsible Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate and (ii) in the case of quarterly or annual financial statements, (x) a Compliance Certificate containing all information and calculations necessary for determining compliance by each Group Member with the provisions of this Agreement referred to therein as of the last day of the fiscal quarter or fiscal year of the Parent Borrower, as the case may be, and (y) to the extent not previously disclosed to the Administrative Agent, (1) a description of any change in the jurisdiction of organization of any Loan Party, (2) a list of any registered or applied for Intellectual Property acquired by any Loan Party and (3) a description of any Person that has become a Group Member, in each case since the date of the most recent report delivered pursuant to this clause (y) (or, in the case of the first such report so delivered, since the Second Restatement Effective Date);

(c)          as soon as available, and in any event no later than 90 days after the end of each fiscal year of the Parent Borrower, a detailed consolidated budget for the following fiscal year (including a projected consolidated balance sheet of the Parent Borrower and its Subsidiaries as of the end of the following fiscal year, the related consolidated statements of projected cash flow and projected income and a description of the underlying assumptions applicable thereto), and, as soon as available, significant revisions, if any, of such budget and projections with respect to such fiscal year (collectively, the “Projections”), which Projections shall in each case be accompanied by a certificate of a Responsible Officer stating that such Projections are based on reasonable estimates, information and assumptions and that such Responsible Officer has no reason to believe that such Projections are incorrect or misleading in any material respect;

(d)                                 no later than five Business Days prior to the effectiveness thereof, copies of substantially final drafts of any proposed amendment, supplement, waiver or other modification with respect to the Senior Unsecured Debt Agreement;

(e)          within five days after the same are sent, copies of all financial statements and reports that the Parent Borrower sends to the holders of any class of its debt securities or public equity securities and, within five days after the same are filed, copies of all financial statements and reports that the Parent Borrower may make to, or file with, the SEC or any national securities exchange;

(f)           promptly following receipt thereof, copies of (i) any documents described in Section 101(k) or 101(l) of ERISA that any Group Member or any ERISA Affiliate may request with respect to any Multiemployer Plan; provided, that if the relevant Group Members or ERISA Affiliates have not requested such documents or notices from the administrator or sponsor of the applicable Multiemployer Plans, then, upon reasonable request of the Administrative Agent, such

Group Member or the ERISA Affiliate shall promptly make a request for such documents or notices from such administrator or sponsor and the Parent Borrower shall provide copies of such documents and notices to the Administrative Agent promptly after receipt thereof; and

(g)          promptly, such additional financial and other information as any Lender may from time to time reasonably request.

Information required to be delivered pursuant to this Section 6.2 shall be deemed to have been delivered if such information, or one or more annual or quarterly reports containing such information, shall have been posted by the Administrative Agent on an IntraLinks or similar site to which the Lenders have been granted access or such reports shall be available on the website of the SEC at http://www.sec.gov or on the Parent Borrower’s website at http://www.wolverineworldwide.com. Information required to be delivered pursuant to this Section may also be delivered by electronic communications pursuant to procedures approved by the Administrative Agent.

6.3                               Payment of Taxes. Pay its Tax liabilities, that, if not paid, could reasonably be expected to result in a Material Adverse Effect before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings and (b) the Parent Borrower or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP.

6.4                               Maintenance of Existence; Compliance. (a)(i) Preserve, renew and keep in full force and effect its organizational existence and (ii) take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business, except, in each case, as otherwise permitted by Section 7.4 and except, in each case (other than with respect to any Borrower in connection with clause (a)(i) above) to the extent that failure to do so could not reasonably be expected to result in a Material Adverse Effect; and (b) comply with all Requirements of Law except to the extent that failure to comply therewith could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

6.5                               Maintenance of Property; Insurance. Except, in each case, where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, (a) keep and maintain all property material to the conduct of its business in good working order and condition (except for disposition of assets permitted under this Agreement and ordinary wear and tear) and (b) maintain with financially sound and reputable insurance companies insurance in such amounts and against such risks (but including in any event public liability, product liability and business interruption) as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations.

6.6                               Inspection of Property; Books and Records; Discussions. (a) Keep proper books of records and account in which entries (i) that are full, true and correct in all material respects and (ii) are in conformity in all material respects with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities and (b) permit representatives of the Administrative Agent, upon reasonable prior notice during normal business hours, to visit and inspect any of its properties and examine and make abstracts from any of its books and records (other than, in each case, any privileged materials) at any reasonable time and to discuss the business, operations, properties and financial and other condition of the Group Members with officers and employees of the Group Members and with their independent certified public accountants (it being understood that, in the case of any such meetings or advice from such independent accountants, the Parent Borrower shall be deemed to have satisfied its obligations under this Section 6.6 to the extent that it has used commercially reasonable efforts to cause its independent accountants to participate in any such meeting).

6.7                               Notices. Promptly give notice to the Administrative Agent (for delivery to the Lenders) of:

(a)              the occurrence of any Default or Event of Default;

(b)         any (i) default or event of default under any Contractual Obligation of any Group Member or (ii) litigation, investigation or proceeding that may exist at any time between any Group Member and any Governmental Authority, that in either case could reasonably be expected to result in a Material Adverse Effect;

(c)          any litigation or proceeding affecting any Group Member (i) in which the amount involved is $10,000,000 or more and not covered by insurance, (ii) in which injunctive or similar relief is sought or (iii) which relates to any Loan Document;

(d)         the occurrence of any ERISA Event or Foreign Plan Event that, alone or together with any other ERISA Events and/or Foreign Plan Events that have occurred, could reasonably be expected to result in liability of any Group Member or any ERISA Affiliate in an aggregate amount exceeding $5,000,000, as soon as possible and in any event within 10 days after the Parent Borrower knows thereof; and

(e)          any development or event that has had or could reasonably be expected to result in a Material Adverse Effect.

Each notice pursuant to this Section 6.7 shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action the relevant Group Member proposes to take with respect thereto.

6.8                               Environmental Laws. (a) Comply in all material respects with, and use commercially reasonable efforts to ensure compliance in all material respects by all tenants and subtenants, if any, with, all applicable Environmental Laws, and obtain and comply in all material respects with and maintain, and use commercially reasonable efforts to ensure that all tenants and subtenants obtain and comply in all material respects with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws.

(b) Conduct and complete in all material respects all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and promptly comply in all material respects with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws, other than such orders and directives as to which an appeal has been timely and properly taken in good faith.

(c) Any breach of any covenant in this Section 6.8 by the Parent Borrower or any Subsidiary in the observance or performance of its obligations contained in Section 6.8(a) or (b) shall not be deemed to be a default or an Event of Default as specified in Section 8(d) so long as (i) such breach, individually or in the aggregate with all other breaches in respect of Section 6.8(a) or (b), could not reasonably be expected to result in a Material Adverse Effect and (ii) the Parent Borrower undertakes a prompt response that is diligently pursued, consistent with principles of prudent environmental management and all applicable Environmental Laws, to any facts, conditions, events or circumstances that what would otherwise be a breach of any covenant in this Section 6.8.

6.9                               [Reserved].

6.10                        Additional Collateral, etc. (a)                                    With respect to any property acquired after the Second Restatement Effective Date by any U.S. Loan Party (other than (x) Excluded Collateral, (y) any property described in paragraph (b), (c) or (d) below and (z) any property subject to a Lien expressly permitted by Section 7.3(c)) as to which the Administrative Agent, for the benefit of the Lenders, does not have a perfected Lien, within 30 days after the acquisition thereof (subject to extension by the Administrative Agent in its sole discretion) (i) execute and deliver to the Administrative Agent such amendments or supplements to the Guarantee and Collateral Agreement or such other documents as the Administrative Agent deems necessary or advisable to grant to the Administrative Agent, for the benefit of the Lenders, a security interest in such property and (ii) take all actions necessary or advisable to grant to the Administrative Agent, for the benefit of the Lenders, a perfected first priority security interest in such property, including (if applicable) the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by the Guarantee and Collateral Agreement or by law or as may be requested by the Administrative Agent.

(b) With respect to any fee interest in any real property having an assessed taxable value of at least $10,000,000 acquired after the Second Restatement Effective Date by any U.S. Loan Party (other than any such real property subject to a Lien expressly permitted by Section 7.3(c) and other than any Excluded Collateral), within 60 days after the acquisition thereof (subject to extension by the Administrative Agent in its sole discretion) (i) execute and deliver a first priority Mortgage, in favor of the Administrative Agent, for the benefit of the Lenders, covering such real property, (ii) if requested by the Administrative Agent, provide the Lenders with (x) title and extended coverage insurance covering such real property in an amount at least equal to the purchase price of such real property (or such lesser amount as shall be reasonably specified by the Administrative Agent) as well as a current ALTA survey thereof, together with a surveyor’s certificate and (y) any consents or estoppels reasonably deemed necessary or advisable by the Administrative Agent in connection with such Mortgage, each of the foregoing in form and substance reasonably satisfactory to the Administrative Agent, (iii) deliver to the Administrative Agent (A) a policy of flood insurance covering any parcel of improved real property that is encumbered by such Mortgage and is located in a special flood hazard area, that (1) is written in an amount that is reasonably satisfactory to the Administrative Agent and (2) has a term ending not later than the maturity of the Indebtedness secured by such Mortgage and (B) confirmation that the Parent Borrower has received the notice required pursuant to Section 208.25(i) of Regulation H of the Board, (iv) deliver to the Administrative Agent a copy of all material documents affecting such Mortgaged Property and (v) if requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.

(c) With respect to any new Restricted Subsidiary (other than an Excluded Foreign Subsidiary or an Immaterial Subsidiary) created or acquired after the Second Restatement Effective Date directly by any U.S. Loan Party (which, for the purposes of this paragraph (c), shall include any such existing Subsidiary created or acquired after the Second Restatement Effective Date directly by any U.S. Loan Party that ceases to be an Excluded Foreign Subsidiary, an Immaterial Subsidiary or an Unrestricted Subsidiary), within 30 days after the creation or acquisition of such Subsidiary (subject to extension by the Administrative Agent in its sole discretion) (i) execute and deliver to the Administrative Agent such supplements or amendments to the Guarantee and Collateral Agreement as the Administrative Agent deems necessary or advisable to grant to the Administrative Agent, for the benefit of the Lenders, a perfected first priority security interest in the Capital Stock of such new Subsidiary that is owned by any U.S. Loan Party, (ii) deliver to the Administrative Agent the certificates representing such Capital Stock, together with undated stock powers, in blank, executed and delivered by a duly authorized officer of the relevant Loan Party, (iii) cause such new Subsidiary (A) to become a party to the Guarantee and Collateral Agreement, (B) to take such actions necessary or advisable to grant to the Administrative Agent for the benefit of the Lenders a perfected first priority (subject to Liens permitted under Section

7.3) security interest in the Collateral described in the Guarantee and Collateral Agreement with respect to such new Subsidiary, including the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by the Guarantee and Collateral Agreement or by law or as may be requested by the Administrative Agent and (C) to deliver to the Administrative Agent a certificate of such Subsidiary, substantially in the form of Exhibit C, with appropriate insertions and attachments, and (iv) if reasonably requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.

(d) With respect to any new Excluded Foreign Subsidiary created or acquired after the Second Restatement Effective Date by any U.S. Loan Party, within 30 days after the creation or acquisition thereof (subject to extension by the Administrative Agent in its sole discretion) (i) execute and deliver to the Administrative Agent such amendments to the Guarantee and Collateral Agreement as the Administrative Agent deems necessary or advisable to grant to the Administrative Agent, for the benefit of the Lenders, a perfected first priority security interest in the Capital Stock of such new Subsidiary that is owned by any such U.S. Loan Party (provided that in no event shall more than 65% of the total outstanding voting Capital Stock of any such new Subsidiary be required to be so pledged and, provided further, that, for the avoidance of doubt, no Capital Stock of any such new Subsidiary that is owned directly or indirectly by a CFC shall be required to be so pledged (unless such CFC shall have elected to become a Subsidiary Guarantor pursuant to the proviso of the definition thereof)), (ii) deliver to the Administrative Agent the certificates representing such Capital Stock, together with undated stock powers, in blank, executed and delivered by a duly authorized officer of the relevant U.S. Loan Party, and take such other action as may be necessary or, in the opinion of the Administrative Agent, desirable to perfect the Administrative Agent’s security interest therein, and (iii) if reasonably requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.

(e) Upon (i) any U.S. Loan Party opening any Deposit Account (other than an Excluded Account) or any Deposit Account of a U.S. Loan Party ceasing to be an Excluded Account, within 30 days thereof (subject to extension by the Administrative Agent in its sole discretion) cause the applicable U.S. Loan Party to enter into a Deposit Account Control Agreement with the Administrative Agent in order to give the Administrative Agent control (as such term is defined in Section 9-104 of Article 9 of the UCC) of such Deposit Account and (ii) the aggregate balance in all Petty Cash Accounts of U.S. Loan Parties that are not subject to Deposit Account Control Agreements exceeding $10,000,000, within 30 days (subject to extension by the Administrative Agent in its sole discretion) cause the applicable U.S. Loan Parties to enter into Deposit Account Control Agreements with the Administrative Agent in order to give the Administrative Agent control (as such term is defined in Section 9-104 of Article 9 of the UCC) of Petty Cash Accounts such that the aggregate balance in all Petty Cash Accounts of U.S. Loan Parties that are not subject to Deposit Account Control Agreements is less than $10,000,000.

(f) Upon any U.S. Loan Party opening any Securities Account (other than an Excluded Securities Account) or any Securities Account of a U.S. Loan Party ceasing to be an Excluded Securities Account, within 30 days thereof (subject to extension by the Administrative Agent in its sole discretion) cause the applicable U.S. Loan Party to enter into a Securities Account Control Agreement with the Administrative Agent in order to give the Administrative Agent control (as such term is defined in Section 8-106 of Article 8 of the UCC) of such Securities Account.

6.11                        Post-Closing Covenants. To the extent that the requirements of Section 6.11(a) are not satisfied on the Second Restatement Effective Date, they shall be satisfied within sixty 60 days (or such longer period as the Administrative Agent may agree to in its sole discretion) after the Second Restatement Effective Date:(1)

(a) Mortgages Amendments, etc. With respect to each Mortgage encumbering each Mortgaged Property owned or leased by the Parent Borrower or a Subsidiary Guarantor as of the Second Restatement Effective Date, the Parent Borrower shall have delivered to the Administrative Agent (i) an amendment thereof (each, a “Mortgage Amendment”), setting forth such changes as are reasonably necessary to reflect that the lien securing the Obligations on the Second Restatement Effective Date encumbers such Mortgaged Property and to further grant, preserve, protect and perfect the validity and priority of the security interest thereby created and perfected, (ii) a datedown/modification endorsement or re-issued policy with respect to each policy of title insurance insuring the interest of the mortgagee with respect to each such Mortgage and (iii) an opinion of local counsel as to the recordability of the applicable Mortgage Amendment and enforceability under the applicable local law of the applicable Mortgage, as modified by the applicable Mortgage Amendment, and such other matters as may be reasonably requested by the Administrative Agent, each of the foregoing reasonably satisfactory to the Administrative Agent.

6.12                        IP Subsidiaries. Maintain, at all times, an ownership structure such that (a) New CFC is wholly owned by U.S. Newco, Wholly Owned Subsidiary Guarantors or the Parent Borrower, (b) the New CFC Subsidiaries are wholly owned by New CFC or other New CFC Subsidiaries and (c) U.S. Newco is wholly owned by one or more Wholly Owned Subsidiary Guarantors or the Parent Borrower.

6.13                        Designation of Subsidiaries. (a) The Parent Borrower may at any time designate any Restricted Subsidiary as an Unrestricted Subsidiary or any Unrestricted Subsidiary as a Restricted Subsidiary; provided that (i) immediately before and after such designation, no Default or Event of Default shall have occurred and be continuing, (ii) no Subsidiary may be designated as an Unrestricted Subsidiary if it has Indebtedness with recourse to any Group Member, (iii) no Restricted Subsidiary may be designated as an Unrestricted Subsidiary if it was previously designated an Unrestricted Subsidiary, (iv) no Subsidiary may be designated as an Unrestricted Subsidiary if such Subsidiary is a Person with respect to which any Group Member has any direct or indirect obligation to make capital contributions or to maintain such Subsidiary’s financial condition, (v) after giving effect to such designation, the Parent Borrower is in compliance with the financial covenants set forth in Section 7.1 for the most recently ended Reference Period for which financial statements have been delivered pursuant to Section 6.1, on a pro forma basis, giving effect to the respective designation (as well as all other designations of Unrestricted Subsidiaries and Restricted Subsidiaries consummated during the most recently ended Reference Period for which financial statements have been delivered pursuant to Section 6.1), (vi) no Subsidiary may be designated an Unrestricted Subsidiary if, after giving effect to such designation, Unrestricted Subsidiaries have, in the aggregate, (x) at the last day of the Reference Period most recently ended, total assets equal to or greater than 5.0% of the Consolidated Total Assets of the Parent Borrower and its Subsidiaries at such date or (y) revenues during such Reference Period equal to or greater than 5.0% of the consolidated revenues of the Parent Borrower and its Subsidiaries for such period, in each case determined in accordance with GAAP and (vii) no Borrower may be designated as an Unrestricted Subsidiary.

(b) The designation of any Subsidiary as an Unrestricted Subsidiary shall constitute an Investment by the Parent Borrower therein, at the date of designation in an amount equal to the fair market value of the Parent Borrower’s investment therein as determined in good faith by the board of directors of the Parent Borrower. The designation of any Unrestricted Subsidiary as a Restricted Subsidiary shall, at the time of such designation, constitute the incurrence of any Indebtedness or Liens of

(1)  To be updated as necessary.

such Subsidiary existing at such time. Upon a redesignation of any Subsidiary as a Restricted Subsidiary, the Investments of the Parent Borrower in Unrestricted Subsidiaries shall be reduced by the fair market value of the Parent Borrower’s Investment in such Subsidiary at the time of such redesignation (as determined in good faith by the board of directors of the Parent Borrower) (it being understood that such reduction shall not exceed the Parent Borrower’s initial Investment in such Subsidiary, less returns on such Investment received by the Parent Borrower). Any property transferred to or from an Unrestricted Subsidiary shall be valued at its fair market value at the time of such transfer, in each case as determined in good faith by the board of directors of the Parent Borrower.

(c) If, as of the last day of any Reference Period ended after the Second Restatement Effective Date, Unrestricted Subsidiaries have, in the aggregate, (i) total assets at such day equal to or greater than 5.0% of the Consolidated Total Assets of the Parent Borrower and its Subsidiaries at such date or (ii) revenues during such Reference Period equal to or greater than 5.0% of the consolidated revenues of the Parent Borrower and its Subsidiaries for such period, in each case determined in accordance with GAAP, then the Parent Borrower shall, no later than five Business Days subsequent to the date on which financial statements for such fiscal period are delivered pursuant to this Agreement, designate in writing to the Administrative Agent one or more of such Unrestricted Subsidiaries as Restricted Subsidiaries in accordance with Section 6.13(a) such that, following such designation(s), Unrestricted Subsidiaries have, in the aggregate (i) total assets at the last day of such Reference Period of less than 5.0% of the Consolidated Total Assets of the Parent Borrower and its Subsidiaries at such date and (ii) total revenues during such Reference Period of less than 5.0% of the consolidated revenues of the Parent Borrower and its Subsidiaries for such period, in each case determined in accordance with GAAP.

6.14                        Qualified Receivables Account. Use commercially reasonable efforts to ensure that only Purchased Receivables (as defined in the Receivables Purchase Agreement) are deposited into the Qualified Receivables Account and, to the extent any other property or assets are deposited into the Qualified Receivables Account, to promptly remit such property or assets to a Deposit Account or Securities Account (as applicable), in each case that is not an Excluded Account.

6.15                        Anti-Corruption Laws; Sanctions. Maintain in effect and enforce policies and procedures designed to ensure compliance by the Parent Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions.

SECTION 7.                            NEGATIVE COVENANTS

The Parent Borrower hereby agrees that, so long as the Commitments remain in effect, any Letter of Credit remains outstanding or any Loan or other amount (other than contingent indemnification obligations) is owing to any Lender or the Administrative Agent hereunder, the Parent Borrower shall not, and shall not permit any of its Restricted Subsidiaries to (and (i) with respect to Section 7.16, solely New CFC Entities shall not and (ii) with respect to Section 7.17, solely U.S. Newco shall not), directly or indirectly:

7.1                               Financial Condition Covenants.

(a) Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio as at the last day of any period of four consecutive fiscal quarters of the Parent Borrower to exceed 4.50:1.00.

(b) Consolidated Secured Leverage Ratio. Permit the Consolidated Secured Leverage Ratio as at the last day of any period of four consecutive fiscal quarters of the Parent Borrower to exceed 3.50:1.00.

(c) Consolidated Interest Coverage Ratio. Permit the Consolidated Interest Coverage Ratio for any period of four consecutive fiscal quarters of the Parent Borrower to be less than 3.50:1.00.

7.2                               Indebtedness. Create, issue, incur, assume, become liable in respect of or suffer to exist any Indebtedness, except:

(a)         Indebtedness of any Loan Party pursuant to any Loan Document;

(b)         Indebtedness of (i) the Parent Borrower to any Restricted Subsidiary, (ii) any Wholly Owned Subsidiary Guarantor to the Parent Borrower or any other Restricted Subsidiary, (iii) any Subsidiary Guarantor that is not a Wholly Owned Subsidiary Guarantor to any other Subsidiary Guarantor that is not a Wholly Owned Subsidiary Guarantor, (iv) any Restricted Subsidiary that is not a Wholly Owned Subsidiary Guarantor to the Parent Borrower or any other Restricted Subsidiary (provided that any such Indebtedness that is owed by a Restricted Subsidiary that is not a Wholly Owned Subsidiary Guarantor to a Loan Party (other than as permitted by clause (iii) hereof) shall be subject to Section 7.7(f)), (v) any Restricted Subsidiary to the Parent Borrower or any other Restricted Subsidiary incurred pursuant to any IP Reorganization Transaction, (vi) any Additional Borrower that is a Foreign Subsidiary to any Foreign Subsidiary, (vii) any Foreign Subsidiary to any Additional Borrower, (viii) any Foreign Subsidiary to any other Foreign Subsidiary and (ix) any of the Parent Borrower or any Subsidiary to the Parent Borrower or any other Subsidiary, if such Investment is permitted under Section 7.7;

(c)          Guarantee Obligations (i) incurred by the Parent Borrower or any of its Restricted Subsidiaries of obligations of any Wholly Owned Subsidiary Guarantor, (ii) incurred by any Restricted Subsidiary of obligations of the Parent Borrower, (iii) incurred by any Subsidiary Guarantor that is not a Wholly Owned Subsidiary Guarantor of obligations of any other Subsidiary Guarantor that is not a Wholly Owned Subsidiary Guarantor, (iv) incurred by the Parent Borrower or any of its Restricted Subsidiaries of obligations of any Restricted Subsidiary that is not a Wholly Owned Subsidiary Guarantor (provided that any such Guarantee Obligation incurred pursuant to this clause (iv) shall be subject to Section 7.7(f) or 7.7(o)), (v) incurred by any Foreign Subsidiary of obligations of any Additional Borrower, (vi) incurred by any Additional Borrower that is a Foreign Subsidiary of obligations of any Foreign Subsidiary, (vii) incurred by any Foreign Subsidiary of obligations of any other Foreign Subsidiary and (viii) incurred by any of the Parent Borrower or any Subsidiary of obligations of the Parent Borrower or any Subsidiary, if such Investment is permitted under Section 7.7;

(d)         Indebtedness outstanding on the Second Restatement Effective Date and, to the extent not otherwise permitted by this Section 7.2, listed on Schedule 7.2(d), unless such Indebtedness is in an outstanding principal amount of less than $50,000 (provided the aggregate principal amount of all such unlisted Indebtedness shall not exceed $1,000,000), and any Permitted Refinancing Indebtedness in respect thereof;

(e)          Indebtedness (including, without limitation, Capital Lease Obligations) secured by Liens permitted by Section 7.3(c) in an aggregate principal amount not to exceed $60,000,000 at any one time outstanding;

(f)           (i) Indebtedness of the Parent Borrower in respect of the Senior Unsecured Debt in an aggregate principal amount not to exceed $375,000,000, (ii) Indebtedness of the Parent Borrower in respect of Permitted Unsecured Debt (other than any Senior Unsecured Debt), provided that the Net Cash Proceeds of such Permitted Unsecured Debt are used to prepay the Term Loans, (iii) Permitted Refinancing Indebtedness in respect of any Indebtedness permitted under Section

7.2(f)(i) and (ii); and (iv) Guarantee Obligations of any Subsidiary Guarantor in respect of Indebtedness permitted under Section 7.2(f);

(g)          Earnout Obligations incurred in connection with Permitted Acquisitions;

(h)         Receivables Transaction Attributed Indebtedness and Factoring Indebtedness in an aggregate at any time outstanding not to exceed $300,000,000;

(i)             to the extent constituting Indebtedness, obligations in respect of Swap Agreements otherwise permitted hereunder;

(j)            obligations in respect of performance, bid, appeal and surety bonds and completion guarantees and similar obligations provided by the Parent Borrower or any Restricted Subsidiary in the ordinary course of business;

(k)         (i) Indebtedness acquired or assumed by the Parent Borrower or any Restricted Subsidiaries in connection with a Permitted Acquisition; provided, that (w) such Indebtedness is not incurred in connection with, or in contemplation of, such transaction; (x) on the date of the acquisition or assumption of such Indebtedness, on a pro forma basis, giving effect to such Permitted Acquisition and any Indebtedness acquired, assumed or incurred in connection therewith, each of the Consolidated Leverage Ratio and Consolidated Secured Leverage Ratio immediately after such acquisition or assumption of Indebtedness (in each case determined on the basis of the financial information most recently delivered to the Administrative Agent pursuant to Section 6.1(a) or (b)) is at least 0.25 less than the Consolidated Leverage Ratio and Consolidated Secured Leverage Ratio required by Section 7.1 for the most recently ended fiscal quarter for which financial information has been delivered pursuant to Section 6.1(a) or (b) and (y) immediately after giving effect to such acquisition or assumption, such Indebtedness is not guaranteed in any respect by the Parent Borrower or any Restricted Subsidiary (other than by any such Person that so becomes a Restricted Subsidiary or is the survivor of a merger with such Person and any of its Subsidiaries) (and such Indebtedness shall not contain a requirement that such Indebtedness be guaranteed by the Parent Borrower or any Restricted Subsidiary that is not a guarantor in respect thereof immediately after giving effect to such acquisition or assumption) and (ii) any Permitted Refinancing Indebtedness in respect thereof;

(l)                  (i) unsecured Indebtedness incurred by the Parent Borrower or any Restricted Subsidiaries in connection with a Permitted Acquisition; provided that (w) such Indebtedness matures no earlier than 181 days after the Maturity Date, (x) on the date of incurrence of such Indebtedness, on a pro forma basis, giving effect to such Permitted Acquisition and any Indebtedness acquired, assumed or incurred in connection therewith, each of the Consolidated Leverage Ratio and Consolidated Secured Leverage Ratio immediately after such incurrence of Indebtedness (in each case determined on the basis of the financial information most recently delivered to the Administrative Agent pursuant to Section 6.1(a) or (b)) is at least 0.25 less than the Consolidated Leverage Ratio and Consolidated Secured Leverage Ratio required by Section 7.1 for the most recently ended fiscal quarter for which financial information has been delivered pursuant to Section 6.1(a) or (b), (y) such Indebtedness shall not have a definition of “Change of Control” or “Change in Control” (or any other defined term having a similar purpose) that is materially more restrictive than the definition of Change of Control set forth herein and (z) such Indebtedness shall not be subject to a financial maintenance covenant more favorable to the lenders providing such Indebtedness than those contained in the Loan Documents (other than for periods after the Maturity Date) and (ii) any Permitted Refinancing Indebtedness in respect thereof;

(m)     Indebtedness relating to Disqualified Capital Stock (i) issued to or owned by any Borrower, any Subsidiary Guarantor or any Additional Borrower and (ii) not issued by (x) the Parent Borrower, (y) any Subsidiary Guarantor or (z) any Additional Borrower (unless, in the case of clause (ii)(y) or (ii)(z), either (A) such Disqualified Capital Stock issued by a Subsidiary Guarantor or an Additional Borrower is issued to the Parent Borrower,(B) such Disqualified Capital Stock issued by a Wholly Owned Subsidiary Guarantor is issued to the Parent Borrower or any other Wholly Owned Subsidiary Guarantor) or (C) such Disqualified Capital Stock issued by an Additional Borrower is issued to the Parent Borrower or a Wholly Owned Subsidiary Guarantor;

(n)         (i) secured or unsecured notes (such notes, “Incremental Equivalent Debt”); provided that (A) the aggregate principal amount of all Incremental Equivalent Debt, together with the aggregate principal amount (or committed amount, if applicable) of all Term Loans (including Incremental Term Loans) and Revolving Commitments (including Incremental Revolving Commitments) shall not exceed the greater of (x) $1,425,000,000 and (y) an amount such that, on a pro forma basis, after giving effect to the incurrence of such Indebtedness (and after giving effect to any transaction to be consummated in connection therewith and assuming that any Incremental Revolving Commitments incurred in connection therewith are fully drawn), the Consolidated Secured Leverage Ratio, recomputed as of the last day of the most recently ended fiscal quarter of the Parent Borrower for which financial statements are available, is less than or equal to 2.50:1.00, (B) the incurrence of such Indebtedness shall be subject to clauses (B), (C) and (D) of the proviso to Section 2.25(a), as if such Incremental Equivalent Debt were an Incremental Term Loan or Incremental Revolving Commitment, as applicable, and the date of incurrence of such Incremental Equivalent Debt were an Incremental Facility Closing Date, (C) such Indebtedness shall mature no earlier than 181 days after the Maturity Date, (D) such Incremental Equivalent Debt shall not have a definition of “Change of Control” or “Change in Control” (or any other defined term having a similar purpose) that is materially more restrictive than the definition of Change of Control set forth herein and (E) such Incremental Equivalent Debt shall not be subject to a financial maintenance covenant more favorable to the holders thereof than those contained in the Loan Documents (other than for periods after the Maturity Date) and (ii) any Permitted Refinancing Indebtedness in respect thereof;

(o)         Indebtedness arising from agreements of the Parent Borrower or any Restricted Subsidiary providing for customary indemnification, adjustment of purchase price or similar obligations, in each case incurred or assumed in connection with the disposition of any business, assets or a Restricted Subsidiary otherwise permitted hereunder; provided that any such Indebtedness in connection with a Permitted Acquisition in respect of Persons that do not, upon the acquisition thereof (subject to any grace period set forth in Section 6.10), become Subsidiary Guarantors or property that is not, upon acquisition thereof, owned by Subsidiary Guarantors shall be subject to the consideration limitation in clause 7.7(h)(iv);

(p)         Indebtedness in respect of netting services, overdraft protections and otherwise in connection with customary Deposit Accounts and Securities Accounts maintained by a Loan Party as part of its ordinary cash management program;

(q)         unsecured Guarantee Obligations incurred by the Parent Borrower of cash management obligations of Subsidiaries incurred in the ordinary course of business;

(r)            unsecured Guarantee Obligations incurred in the ordinary course of business by the Parent Borrower of operating leases of Subsidiaries; and

(s)           additional Indebtedness of the Parent Borrower or any of its Restricted Subsidiaries in an aggregate principal amount (for the Parent Borrower and all Restricted Subsidiaries) not to exceed 20% of Consolidated Tangible Assets in the aggregate at any time outstanding.

7.3                               Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, whether now owned or hereafter acquired, except:

(a)              Permitted Encumbrances;

(b)         Liens in existence on the Second Restatement Effective Date and, to the extent not otherwise permitted by this Section 7.3, listed on Schedule 7.3(b), unless neither (x) the aggregate outstanding principal amount of the obligations secured thereby nor (y) the aggregate fair market value (determined as of the Second Restatement Effective Date) of the assets subject thereto exceeds (as to the Parent Borrower and all Restricted Subsidiaries) $50,000 (provided that the aggregate outstanding principal amount of the obligations secured by, or the aggregate fair market value (determined as of the date such Lien is incurred) of the assets subject to, any Lien existing on the Second Restatement Effective Date not otherwise permitted by this Section 7.3 and not listed on Schedule 7.3(b) does not exceed $1,000,000), provided that no such Lien is spread to cover any additional property after the Second Restatement Effective Date and that the amount of Indebtedness secured thereby is not increased;

(c)          Liens securing Indebtedness of the Parent Borrower or any Restricted Subsidiary incurred pursuant to Section 7.2(e) to finance the acquisition of fixed or capital assets (or Permitted Refinancing Indebtedness in respect thereof), provided that (i) such Liens shall be created substantially simultaneously with the acquisition of such fixed or capital assets, (ii) such Liens do not at any time encumber any property other than the property financed by such Indebtedness and proceeds thereof and (iii) the amount of Indebtedness secured thereby is not increased;

(d)         Liens created pursuant to the Security Documents;

(e)          any Lien existing on any asset prior to the acquisition thereof by the Parent Borrower or any Restricted Subsidiary or existing on any asset of any Person that becomes a Restricted Subsidiary after the Second Restatement Effective Date prior to the time such Person becomes a Restricted Subsidiary; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Restricted Subsidiary, as the case may be, (ii) such Lien shall not apply to any other assets of the Parent Borrower or any Restricted Subsidiary other than proceeds thereof and (iii) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Restricted Subsidiary, as the case may be and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;

(f)           any interest or title of a lessor under any lease entered into by the Parent Borrower or any Restricted Subsidiary in the ordinary course of its business and covering only the assets so leased;

(g)          Liens on assets of Restricted Subsidiaries solely in favor of the Parent Borrower or a Loan Party as secured party and securing Indebtedness owing by a Restricted Subsidiary to the Parent Borrower or a Loan Party;

(h)         Liens incurred in connection with any transfer of an interest in accounts or notes receivable or related assets as part of a Qualified Receivables Transaction, including Liens granted on any Qualified Receivables Account in favor of the financial institution counterparty to the applicable Qualified Receivables Transaction;

(i)             Liens on the real property owned by Foreign Subsidiaries listed on Schedule 7.3(i) hereto; provided that the aggregate outstanding principal amount of all Indebtedness secured by all Liens permitted under this clause (i) does not exceed $25,000,000 at any time;

(j)            Liens on specific items of inventory or other goods and proceeds of any Person securing such Person’s obligations in respect of bankers’ acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods;

(k)         Liens securing obligations in respect of Swap Agreements incurred in the ordinary course of business;

(l)             Liens renewing, extending or refunding any Lien permitted by Section 7.3(c) or Section 7.3(e), provided, that (i) the principal amount of Indebtedness secured by any such Lien immediately prior to such extension, renewal or refunding is not increased and (ii) such Lien is not extended to any additional property;

(m)     Liens for taxes not yet delinquent or which are being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the relevant Group Member;

(n)         Liens with respect to property or assets of the Parent Borrower or any Restricted Subsidiary securing Incremental Equivalent Debt, provided that such Incremental Equivalent Debt shall be secured only by a Lien on the Collateral and on a pari passu or subordinated basis with the Obligations and shall be subject to intercreditor arrangements reasonably satisfactory to the Administrative Agent;

(o)         Liens on assets of Foreign Subsidiaries; provided that the aggregate outstanding principal amount of all Indebtedness secured by all Liens permitted under this clause (o) does not exceed $50,000,000 at any time;

(p)         Liens resulting from or with respect to deposits provided in connection with leases in the ordinary course of business; and

(q) Liens not otherwise permitted by this Section so long as neither (i) the aggregate outstanding principal amount of the obligations secured thereby nor (ii) the aggregate fair market value (determined as of the date such Lien is incurred) of the assets subject thereto exceeds (as to the Parent Borrower and all Restricted Subsidiaries) 10.0% of Consolidated Tangible Assets;

provided that notwithstanding the foregoing, in no event shall any Lien exist upon the Capital Stock of U.S. Newco, other than (A) Liens arising under the Loan Documents or (B) nonconsensual Liens imposed by operation of law and Permitted Encumbrances (other than pursuant to clause (i) of the definition thereof).

7.4                               Fundamental Changes. Enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or Dispose of all or substantially all of its property or business, except that:

(a)              any Person may be merged or consolidated with or into the Parent Borrower (provided that the Parent Borrower shall be the continuing or surviving corporation), any Person (other than the Parent Borrower) may be merged or consolidated with or into an Additional Borrower (provided that (x) such Additional Borrower shall be the continuing or surviving corporation and (y) no Domestic Subsidiary may be merged or consolidated with an Additional Borrower that is not a Domestic Subsidiary) and  any Person may be merged with or into any Restricted Subsidiary  (provided that (w) the Restricted Subsidiary shall be the continuing or surviving corporation; (x) if any of the involved parties is a Wholly Owned Subsidiary, then the surviving entity shall be a Wholly Owned Subsidiary, (y) (i) if any of the involved parties is a U.S. Loan Party, then the surviving entity shall be a U.S. Loan Party or (ii) if none of the involved parties is a U.S. Loan Party and any of the involved parties is a Foreign Loan Party, then the surviving entity shall be a Foreign Loan Party or U.S. Loan Party and (z) if any of the involved parties is a Wholly Owned Subsidiary Guarantor, then the surviving entity shall be a Wholly Owned Subsidiary Guarantor); provided that any such merger involving a Person that is not a Wholly Owned Subsidiary of the Parent Borrower immediately prior to such merger shall not be permitted unless also permitted by Section 7.7 and any such merger in connection with the Purchase of any Person that is not a Wholly Owned Subsidiary of the Parent Borrower immediately prior to such merger shall not be permitted unless also permitted by Section 7.7.

(b)         any Restricted Subsidiary (other than an Additional Borrower) may liquidate or dissolve (i) if the Parent Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Parent Borrower and is not materially disadvantageous to the Lenders or (ii) pursuant to any IP Reorganization Transaction;

(c)          (i) any Restricted Subsidiary of the Parent Borrower may Dispose of any or all of its assets (x) to the Parent Borrower or any Wholly Owned Subsidiary Guarantor (upon voluntary liquidation or otherwise), (y) pursuant to a Disposition permitted by Section 7.5, (ii) any Restricted Subsidiary of the Parent Borrower that is not a Wholly Owned Subsidiary Guarantor may Dispose of any or all of its assets to any Subsidiary Guarantor, (iii) any Restricted Subsidiary of the Parent Borrower that is a Foreign Subsidiary (other than an Additional Borrower) may Dispose of any or all of its assets to any Restricted Subsidiary, (iv) any Additional Borrower that is a Foreign Subsidiary may Dispose of any or all of its assets to any other Borrower and (v) any Restricted Subsidiary may Dispose of any or all of its assets to the Parent Borrower or any other Restricted Subsidiary in any IP Reorganization Transaction;

(d) any Group Member (other than the Parent Borrower) may convert into another type of legal entity, subject to the requirements of any Security Documents applicable to such Group member; and

(e)          any Investment expressly permitted by Section 7.7 may be structured as a merger, consolidation or amalgamation.

7.5                               Disposition of Property. Dispose of any of its property, whether now owned or hereafter acquired, or, in the case of any Restricted Subsidiary, issue or sell any shares of such Subsidiary’s Capital Stock to any Person, except:

(a)              the Disposition of obsolete or worn out property in the ordinary course of business;

(b)         the sale of inventory in the ordinary course of business;

(c)          Dispositions permitted by clause (i) of Section 7.4(b);

(d)         the Disposition of any asset (i) of the Parent Borrower or any Restricted Subsidiary to the Parent Borrower or any Wholly Owned Subsidiary Guarantor, (ii) of any Restricted Subsidiary that is not a Wholly Owned Subsidiary Guarantor to a Subsidiary Guarantor, (iii) solely among Restricted Subsidiaries that are not Loan Parties, (iv) of a Restricted Subsidiary that is not a Loan Party to a Loan Party, (v) solely among Loan Parties (other than a Borrower) that are not Wholly Owned Subsidiary Guarantors, (vi) solely among Foreign Subsidiaries and (vii) of the Parent Borrower or any Restricted Subsidiary to the Parent Borrower or any Restricted Subsidiary in any IP Reorganization Transaction;

(e)          the sale or issuance of (i) any Restricted Subsidiary’s Capital Stock to the Parent Borrower or any Wholly Owned Subsidiary Guarantor and (ii) any Foreign Subsidiary’s Capital Stock to any Additional Borrower or other Foreign Subsidiary;

(f)           any Disposition of an interest in accounts or notes receivable and related assets as part of a Qualified Receivables Transaction;

(g)          any Lien permitted under Section 7.3, any merger, consolidation, liquidation or dissolution permitted under Section 7.4, any Restricted Payment permitted under Section 7.6 and any Investment permitted under Section 7.7;

(h)         any Disposition pursuant to any Swap Agreement permitted hereunder;

(i)             any Disposition of accounts receivable (and rights ancillary thereto) of Restricted Subsidiaries pursuant to, and in accordance with the terms of, the factoring agreement pursuant to which the Factoring Indebtedness referred to in Section 7.2(h) is incurred;

(j)            any (i) Disposition pursuant to any non-exclusive license of Intellectual Property and (ii) any exclusive license of Intellectual Property entered into in the ordinary course of business of the applicable Group Member;

(k)         dispositions of accounts receivable and other rights to payment principally for collection purposes; and

(l)             the Disposition of other property having a fair market value not to exceed 10% of Consolidated Tangible Assets in the aggregate for any fiscal year of the Parent Borrower; provided that (i) the consideration for any such Disposition (or series of related Dispositions) in excess of $40,000,000 consists of at least 75% cash consideration (provided that for purposes of the 75% cash consideration requirement (A) (1) the amount of any Indebtedness of the Parent Borrower or any Restricted Subsidiary (as shown on such person’s most recent balance sheet or in the notes thereto) that is assumed by the transferee of any such assets, (2) the amount of any trade-in value applied to the purchase price of any replacement assets acquired in connection with such Disposition and (3) any Designated Non-Cash Consideration received in respect of such Disposition having an aggregate fair market value, taken together with all other Designated Non-Cash Consideration received pursuant to this clause (3), not in excess of $40,000,000, in each case shall be deemed to be cash and (B) Cash Equivalents and marketable U.S. debt securities (determined in accordance with GAAP) shall be deemed to be cash), (ii) no Event of Default then exists or would result therefrom and (iii) the Net Cash Proceeds thereof are applied in accordance with Section 2.12(b).

7.6                               Restricted Payments. Declare or pay any dividend (other than dividends payable solely in common stock of the Person making such dividend) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any Capital Stock of such Group Member, whether now or hereafter outstanding, or make any other distribution in respect of such Group Member’s Capital Stock, either directly or indirectly, whether in cash or property or in obligations of such Group Member (collectively, “Restricted Payments”), except that:

(a)              any (i) Restricted Subsidiary may declare or make Restricted Payments ratably with respect to any class of its Capital Stock and (ii) Restricted Subsidiary may declare or make Restricted Payments in any IP Reorganization Transaction;

(b)         dividends may be declared and made by the Parent Borrower with respect to its Capital Stock payable solely in additional shares of its common stock or Acceptable Preferred Equity;

(c)          so long as no Default or Event of Default shall have occurred and be continuing, the Parent Borrower may purchase the Parent Borrower’s common stock or common stock options from present or former officers or employees of any Group Member upon the death, disability or termination of employment of such officer or employee, provided, that the aggregate amount of payments under this clause (c) after the Second Restatement Effective Date (net of any proceeds received by the Parent Borrower after the Second Restatement Effective Date in connection with resales of any common stock or common stock options so purchased) shall not exceed $10,000,000;

(d)         dividends and other Restricted Payments may be declared and made by any Restricted Subsidiary with respect to its Capital Stock (i) to the Parent Borrower or  any Subsidiary Guarantor or Additional Borrower that owns Capital Stock of such Subsidiary, (ii) with respect to any such Restricted Subsidiary that is a Loan Party to any Loan Party that owns Capital Stock of such Subsidiary, (iii) with respect to any Restricted Subsidiary that is not a Loan Party, to any Loan Party that owns Capital Stock of such Subsidiary and (iv) with respect to any Restricted Subsidiary that is not a Loan Party (and for which no Loan Party owns any Capital Stock) to any other Restricted Subsidiary that is not a Loan Party that owns Capital Stock of such Subsidiary; and

(e)          so long as no Default or Event of Default shall have occurred and be continuing, the Parent Borrower and its Restricted Subsidiaries may declare and make additional Restricted Payments; provided that such Restricted Payments shall not exceed (i) $40,000,000 in the aggregate in any fiscal year if, on a pro forma basis, after giving effect to the making of such Restricted Payment and the incurrence of any Indebtedness in connection therewith, the Consolidated Leverage Ratio, recomputed as of the last day of the most recently ended fiscal quarter of the Parent Borrower for which financial statements are available, is greater than or equal to 3.50:1.00 and (ii) $50,000,000 in the aggregate in any fiscal year if, on a pro forma basis, after giving effect to the making of such Restricted Payment and the incurrence of any Indebtedness in connection therewith, the Consolidated Leverage Ratio, recomputed as of the last day of the most recently ended fiscal quarter of the Parent Borrower for which financial statements are available, is less than 3.50:1.00 but greater than or equal to 3.00:1.00; provided, further, for the avoidance of doubt, that any such additional Restricted Payment shall not be subject to any monetary limitation hereunder so long as, on a pro forma basis, after giving effect to the making of such Restricted Payment and the incurrence of any Indebtedness in connection therewith, the Consolidated Leverage Ratio, recomputed as of the last day of the most recently ended fiscal quarter of the Parent Borrower for which financial statements are available, is less than 3.00:1.00.

7.7                               Investments. Make any advance, loan, extension of credit (by way of guaranty or otherwise) or capital contribution to, or purchase any Capital Stock, bonds, notes, debentures or other debt securities of, or any assets constituting a business unit of, or make any other investment in, any other Person (all of the foregoing, “Investments”), except:

(a)              (i) extensions of trade credit or other advances  in the ordinary course of business (including any such  Investments between and among Parent and  its Subsidiaries) and (ii) Investments existing on the Second Restatement Effective Date and, to the extent not otherwise permitted by Section 7.7, set forth on Schedule 7.7(a), unless such Investment (valued at cost) does not exceed $50,000 (provided that the aggregate amount (valued at cost) of such unlisted Investments does not exceed $1,000,000);

(b)         investments in Cash Equivalents;

(c)          Guarantee Obligations permitted by Section 7.2;

(d)         loans and advances to employees of any Group Member in the ordinary course of business (including for travel, entertainment and relocation expenses) consistent with prudent business practice and in an aggregate amount for all Group Members not to exceed $5,000,000 at any one time outstanding; and payroll, travel and similar advances to cover matters that are expected at the time of such advances ultimately to be treated as expenses for accounting purposes and that are made in the ordinary course of business;

(e)          [reserved];

(f)           (i) Investments, loans or advances made by the Parent Borrower or any Restricted Subsidiary in the Parent Borrower or any  Subsidiary Guarantor, (ii) Investments, loans or advances made by any Restricted Subsidiary that is not a Loan Party in any Loan Party, (iii) Investments, loans or advances made by any Restricted Subsidiary that is not a Loan Party in any other Restricted Subsidiary that is not a Loan Party, (iv) Investments, loans or advances made by (x) any Loan Party in any Restricted Subsidiary that is not a Loan Party and (y) by the Parent Borrower, any Wholly Owned Subsidiary Guarantor or any Additional Borrower in any Loan Party (other than the Parent Borrower) that is not a Wholly Owned Subsidiary Guarantor in an aggregate amount (as to clauses (x) and (y) taken together) not to exceed $100,000,000 at any time outstanding, (v) Investments, loans or advances made by any Additional Borrower or Foreign Subsidiary, in each case, that is a Non-Domestic Subsidiary in any other Additional Borrower or Foreign Subsidiary, in each case, that is a Non-Domestic Subsidiary, (vi) Investments, loans or advances made by the Parent Borrower or any Restricted Subsidiary in the Parent Borrower or any Restricted Subsidiary in any IP Reorganization Transaction, (vii) Investments, loans or advances made by the Parent Borrower or any Restricted Subsidiary in the Parent Borrower or any Restricted Subsidiary in or with respect to the 2014 Contribution Transactions, (viii) Investments, loans or advances made by the Parent Borrower or any Restricted Subsidiary in the Parent Borrower or any Restricted Subsidiary that is not a Foreign Subsidiary and (ix) Investments, loans or advances made by any Foreign Subsidiary in the Parent Borrower, any Restricted Subsidiary or any other Foreign Subsidiary;

(g)          Investments in assets useful in the business of the Parent Borrower and its Restricted Subsidiaries made by the Parent Borrower or any of its Restricted Subsidiaries with the proceeds of any Reinvestment Deferred Amount;

(h)         Permitted Acquisitions; provided that with respect to each purchase or other acquisition made pursuant to this Section 7.7(h):

(i) immediately before and immediately after giving effect on a pro forma basis to any such purchase or other acquisition (and any related acquisition, assumption or incurrence of Indebtedness), the Parent Borrower shall be in pro forma compliance with the financial covenants set forth in Section 7.1, such compliance to be determined on the basis of the financial information most recently delivered to the Administrative Agent pursuant to Section 6.1(a) or (b) as though such purchase or other acquisition (and any related acquisition, assumption or incurrence of Indebtedness) had been consummated as of the first day of the fiscal period covered thereby;

(ii) on a pro forma basis, giving effect to any such purchase or other acquisition (and any related acquisition, assumption or incurrence of Indebtedness), each of the Consolidated Leverage Ratio and Consolidated Secured Leverage Ratio immediately after such acquisition or assumption (in each case determined on the basis of the financial information most recently delivered to the Administrative Agent pursuant to Section 6.1(a) or (b)) is at least 0.25 less than the Consolidated Leverage Ratio and Consolidated Secured Leverage Ratio required by Section 7.1 for the most recently ended fiscal quarter for which financial information has been delivered pursuant to Section 6.1(a) or (b);

(iii) any Indebtedness incurred in connection with such Permitted Acquisition (for the avoidance of doubt, other than Indebtedness assumed in connection therewith, including any such Indebtedness assumed in accordance with Section 7.2(k)) shall be incurred pursuant to Section 7.2(l), an Incremental Term Facility or Incremental Revolving Commitments; provided that any such Incremental Term Facility shall not be subject to a financial maintenance covenant more favorable to the lenders providing such Indebtedness than those contained in the Loan Documents (other than for periods after the Maturity Date), and

(iv) the aggregate consideration (whether cash or property, as valued in good faith by the board of directors of the Parent Borrower) given by the Group Members for all acquisitions consummated in reliance on this Section 7.7(h) of (x) Persons that do not, upon the acquisition thereof, become Subsidiary Guarantors or (y) property that is not, upon acquisition thereof, owned by Subsidiary Guarantors, shall not exceed $150,000,000;

(i)             Investments comprised of capital contributions (whether in the form of cash, a note, or other assets) in a Restricted Subsidiary or other special-purpose entity created solely to engage in a Qualified Receivables Transaction or otherwise resulting from transfers of assets permitted hereunder to such a special-purpose entity;

(j)            Guarantees by the Parent Borrower or any Restricted Subsidiary of Indebtedness or other obligations (including operating lease obligations), incurred in the ordinary course of business, of the Parent Borrower or any other Loan Party;

(k)         investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business;

(l)             any investments in or loans to any other Person received as noncash consideration for sales, transfers, leases and other dispositions permitted by Section 7.5;

(m)     [reserved];

(n)         Investments with respect to Swap Agreements otherwise permitted hereunder; and

(o)         in addition to Investments otherwise expressly permitted by this Section, Investments by the Parent Borrower or any of its Restricted Subsidiaries in an aggregate amount (valued at cost) outstanding at any time not to exceed 20% of Consolidated Tangible Assets (which aggregate amount shall be net of returns on such Investments received by the Parent Borrower or any of its Restricted Subsidiaries).

7.8                               Optional Payments and Modifications of Certain Debt Instruments. (a) Make or offer to make any optional or voluntary payment, prepayment, repurchase or redemption of or otherwise optionally or voluntarily defease or segregate funds with respect to the Senior Unsecured Debt, Permitted Unsecured Debt or any Indebtedness that is subordinated to the Obligations; provided that the Parent Borrower shall be permitted to repay any Senior Unsecured Debt or Permitted Unsecured Debt and any Borrower shall be permitted to repay any Indebtedness that is subordinated to the Obligations so long as, (i) on a pro forma basis, after giving effect to such prepayment and any Indebtedness incurred with respect thereto, (x) the Consolidated Leverage Ratio (determined on the basis of the financial information most recently delivered to the Administrative Agent pursuant to Section 6.1(a) or (b)) is less than 4.00:1.00 and (ii) the Consolidated Secured Leverage Ratio (determined on the basis of the financial information most recently delivered to the Administrative Agent pursuant to Section 6.1(a) or (b)) is less than 2.25:1.00; provided, further that the Parent Borrower shall be permitted to repay the Senior Unsecured Debt so long as on a pro forma basis, after giving effect to such prepayment and any Indebtedness incurred with respect thereto, (A) the Consolidated Secured Leverage Ratio (determined on the basis of the financial information most recently delivered to the Administrative Agent pursuant to Section 6.1(a) or (b)) is less than 3.25:1.00 and (B) on the date of such repayment, Liquidity is in excess of $150,000,000 or (b) amend, modify, waive or otherwise change, or consent or agree to any amendment, modification, waiver or other change to, any of the terms of the Senior Unsecured Debt, Permitted Unsecured Debt or any such subordinated Indebtedness (other than any such amendment, modification, waiver or other change that (i) would extend the maturity or reduce the amount of any payment of principal thereof or reduce the rate or extend any date for payment of interest thereon or (ii) is not materially adverse to the Lenders).

7.9                               Transactions with Affiliates. Enter into any transaction, including any purchase, sale, lease or exchange of property, the rendering of any service or the payment of any management, advisory or similar fees, with any Affiliate (other than any Borrower or any Subsidiary Guarantor) unless such transaction is (a) otherwise permitted under this Agreement, (b) in the ordinary course of business of the relevant Group Member, and (c) upon fair and reasonable terms no less favorable to the relevant Group Member than it would obtain in a comparable arm’s length transaction with a Person that is not an Affiliate; provided that this Section 7.9 shall not prohibit (i) transactions between or among Loan Parties not involving any other Affiliate, (ii) any Restricted Payment permitted by Section 7.6, (iii) any guaranty, advance or other investment permitted by Section 7.7 by the Parent Borrower or any Restricted Subsidiary in any Restricted Subsidiary, (iv) transactions pursuant to agreements in effect on either the Original Closing Date or the Second Restatement Effective Date and disclosed in the Parent Borrower’s filings with the SEC and any extensions, renewals, amendments or modifications thereof (provided, that this clause (iv) shall not apply to any extension, or renewal of, or any amendment or modification of such agreements that is less favorable to the Parent Borrower or the applicable Restricted Subsidiaries, as the case may be, than the terms of such transaction as in effect on either the Original Closing Date or the  Second Restatement Effective Date, as applicable), (v) the payment of reasonable and customary amounts paid to, and indemnities provided on behalf of, officers, directors, managers, employees or consultants of the Parent Borrower or any Restricted Subsidiary, (vi) transactions between the Parent Borrower or any Restricted Subsidiary, on the one hand, and any Restricted Subsidiary or other special-purpose entity created to engage solely in a Qualified Receivables Transaction, on the other hand and (vii) any IP Reorganization Transactions.

7.10                        Swap Agreements. Enter into any Swap Agreement, except (a) Swap Agreements entered into to hedge or mitigate risks to which the Parent Borrower or any Restricted Subsidiary has actual or reasonably anticipated exposure (other than those in respect of Capital Stock) and (b) Swap Agreements entered into in order to effectively cap, collar or exchange interest rates (from fixed to floating rates, from one floating rate to another floating rate or otherwise) with respect to any interest-bearing liability or investment of the Parent Borrower or any Restricted Subsidiary.

7.11                        Changes in Fiscal Periods. Permit the fiscal year of the Parent Borrower to end on a day other than the Saturday closest to (either before or after) December 31 or change the Parent Borrower’s method of determining fiscal quarters.

7.12                        Negative Pledge Clauses. Enter into or suffer to exist or become effective any agreement that prohibits or limits the ability of any Group Member to create, incur, assume or suffer to exist any Lien upon any of its property or revenues, whether now owned or hereafter acquired, to secure its obligations under the Loan Documents, provided that the foregoing shall not apply to restrictions or conditions (a) imposed by law or by this Agreement, the other Loan Documents, any Swap Agreement or the Senior Unsecured Debt Agreement, (b) (i) existing on the Second Restatement Effective Date and identified on Schedule 7.12 and (ii) any extension or renewal of such restriction or condition or any agreement evidencing such restriction or condition or any amendment or modification thereof, in each case that does not materially expand the scope of any such restriction or condition, (c) contained in agreements relating to the sale of a Subsidiary or Subsidiaries pending such sale, provided such restrictions and conditions apply only to the Subsidiary that is, or the Subsidiaries that are, to be sold (or, in each case, the assets of, or equity interests therein), (d) contained in any agreements governing any purchase money Liens or Capital Lease Obligations otherwise permitted hereby (in which case, any prohibition or limitation shall only be effective against the assets financed thereby and proceeds thereof), (e) contained in leases or other agreements that are customary and restrict the assignment (or subletting) thereof and relate only to the assets subject thereto, (f) (i) binding on a Restricted Subsidiary at the time such Restricted Subsidiary is acquired, so long as such restrictions were not entered into solely in contemplation of such Restricted Subsidiary becoming a Restricted Subsidiary and (ii) any renewal or extension of a restriction or condition permitted by clause (f)(i) or any agreement evidencing such restriction or condition or any amendment or modification thereof so long as such renewal or extension does not materially expand the scope of such restriction or condition, (g) contained in agreements relating to a Disposition permitted hereunder pending such Disposition, provided such restrictions and conditions apply only to the assets subject to such Disposition, (h) are set forth in agreements governing Indebtedness or other obligations of Foreign Subsidiaries, (i) are customary provisions in joint venture agreements and other similar agreements applicable to joint ventures other similar arrangements permitted hereunder, (j) are restrictions with respect to cash collateral so long as the Lien in respect of such cash collateral is permitted under Section 7.3, (k) are provisions requiring the granting of a Lien to any Person on any Collateral if a Lien is granted with respect to such Collateral securing the Obligations (it being understood that any such Lien shall only be permitted if permitted under Section 7.3), (l) are set forth in any Permitted Refinancing Indebtedness (so long as such restrictions set forth therein are not materially more restrictive than the comparable provisions of the Indebtedness being refinanced) or (m) are customary net worth provisions contained in real property leases or licenses of Intellectual Property, so long as the Parent Borrower has determined in good faith that such provisions could not reasonably be expected to impair the ability of the Parent Borrower and the other Loan Parties to satisfy the Obligations.

7.13                        Clauses Restricting Subsidiary Distributions. Enter into or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any Restricted Subsidiary of the Parent Borrower to (a) make Restricted Payments in respect of any Capital Stock of such Restricted Subsidiary held by, or pay any Indebtedness owed to, the Parent Borrower or any other Restricted Subsidiary of the Parent Borrower or (b) make loans or advances to, or other Investments in, the Parent Borrower or any other Restricted Subsidiary of the Parent Borrower, except for such encumbrances or restrictions existing under or by reason of (i) any restrictions existing under the Loan Documents and/or the Senior Unsecured Debt Agreement, (ii) (x) existing on the Second Restatement Effective Date and identified on Schedule 7.13 and (y) any extension or renewal of such encumbrance or restriction or any agreement evidencing such encumbrance or restriction or any amendment or modification thereof, in each case that does not materially expand the scope of any such encumbrance or restriction, (iii) any restrictions with respect to a Subsidiary (or the assets or Capital Stock thereof) imposed pursuant to an agreement that has been entered into in connection with the Disposition of all or substantially all of the Capital Stock or assets of such Subsidiary, (iv) leases or other agreements that are customary and restrict the assignment (or subletting) thereof or relate only to the assets subject thereto, (v) (x) any restrictions that are binding on a Restricted Subsidiary at the time such Subsidiary is acquired, so long as such restrictions were not entered into solely in contemplation of such Subsidiary becoming a Subsidiary and (y) any renewal or extension of a restriction or condition permitted by clause (v)(x) or any agreement evidencing such restriction or condition or any amendment or modification thereof that does not materially expand the scope of such restriction or condition, (vi) any agreement relating to a Disposition permitted hereunder pending such Disposition, provided such restrictions and conditions apply only to the assets subject to such Disposition, (vii) any agreement governing Indebtedness or other obligations of a Foreign Subsidiary, (viii) customary provisions contained in joint venture agreements and other similar agreements applicable to joint ventures other similar arrangements permitted hereunder, (ix) agreements governing any purchase money Liens or Capital Lease Obligations otherwise permitted hereby (in which case, any prohibition or limitation shall only be effective against the assets financed thereby and proceeds thereof), (x) any provisions requiring the granting of a Lien to any Person on any Collateral if a Lien is granted with respect to such Collateral securing the Obligations (it being understood that any such Lien shall be permitted only if permitted under Section 7.3), (xi) any agreement relating to Permitted Refinancing Indebtedness (so long as such restrictions set forth therein are not materially more restrictive than the comparable provisions of the Indebtedness being refinanced), (xii) are restrictions with respect to cash collateral so long as the Lien in respect of such cash collateral is permitted under Section 7.3 or (xiii) are customary net worth provisions contained in real property leases or licenses of Intellectual Property, so long as the Parent Borrower has determined in good faith that such provisions could not reasonably be expected to impair the ability of the Parent Borrower and the other Loan Parties to satisfy the Obligations.

7.14                        Lines of Business. Enter into any business, either directly or through any Restricted Subsidiary, except for those businesses in which the Parent Borrower and its Restricted Subsidiaries are engaged on the Second Restatement Effective Date or that are reasonably related thereto.

7.15                        Canadian Defined Benefit Plans. No Canadian Borrower will (a) without the prior consent of the Administrative Agent, acting reasonably, establish, contribute to or assume an obligation to contribute to the “defined benefit provision” of any “registered pension plan”, as those terms are defined in the Income Tax Act (Canada) (a “Canadian Defined Benefit Plan”), except as may be required by applicable law, or (b)(i) acquire an interest in any Person if such Person sponsors, maintains or contributes to, or at any time in the five-year period preceding such acquisition has sponsored, maintained or contributed to a Canadian Defined Benefit Plan if such acquisition would, or could reasonably be expected to, result in a Material Adverse Effect or (ii) cause or allow any Person described in (i) above, to become, or to merge, amalgamate, or consolidate with, a Loan Party if such becoming, or merging, amalgamating, or consolidating with would, or could reasonably be expected to, result in a Material Adverse Effect.

7.16                        New CFC Entities. (i) Conduct, transact or otherwise engage in, or commit to conduct, transact or otherwise engage in, any business or operations other than those incidental to its (A) ownership of (x) the IP Assets (it being understood that manufacturing, selling and distributing of products and goods relating to the IP Assets and engaging in any licensing of IP Assets and any transactions ancillary to the foregoing shall be considered to be incidental to ownership of the IP Assets for purposes hereof) and (y) Capital Stock of any other Non-Domestic Subsidiary (it being understood that any IP Reorganization Transaction shall be permitted) and (B) organizational existence, (ii) incur, create or assume any Indebtedness or other liabilities or financial obligations, except (A) pursuant to the New CFC Intercompany Note, (B) nonconsensual obligations imposed by operation of law, (C) obligations with respect to its Capital Stock, (D) franchise taxes, (E) unsecured trade payables incurred in the ordinary course of business and (F) other unsecured Indebtedness and other obligations in an aggregate principal amount (for all New CFC Entities and together with the aggregate principal amount of unsecured Indebtedness of U.S. Newco) not to exceed $1,000,000 at any time outstanding, (iii) own, lease, manage or otherwise operate any properties or assets other than the IP Assets, Capital Stock of other Non-Domestic Subsidiaries, the proceeds of any Indebtedness permitted by this Section 7.16 and other property or assets necessary for the conduct of business otherwise permitted by this Section 7.16 (it being understood that the foregoing shall not prevent any IP Reorganization Transactions that require any New CFC Entity to temporarily own any property or assets that are not IP Assets and Capital Stock of Non-Domestic Subsidiaries), (iv) permit any Lien to exist upon any of its property or assets, other than nonconsensual Liens imposed by operation of law and Permitted Encumbrances (other than pursuant to clause (i) of the definition thereof), (v) Dispose of any IP Assets (other than (1) pursuant to Section 7.5(j) or (l), (2) any intercompany Disposition to U.S. Newco, a U.S. Loan Party or another New CFC Entity and (3) any intercompany Disposition to WILP or any of its Subsidiaries so long as the fair market value of all IP Assets so Disposed does not exceed $5,000,000 in the aggregate), (vi) other than in any IP Reorganization Transaction, merge with or into any Restricted Subsidiary or any other Person, unless the surviving entity is a Domestic Subsidiary, a U.S. Loan Party or a New CFC Entity.

7.17                        U.S. Newco. (i) Incur, create or assume any Indebtedness or other liabilities or financial obligations, except (A) nonconsensual obligations imposed by operation of law, (B) obligations with respect to its Capital Stock, (C) Guarantee Obligations arising under the Loan Documents, (D) franchise taxes, (E) unsecured trade payables incurred in the ordinary course of business and (F) other unsecured Indebtedness or other obligations in an aggregate principal amount (with the aggregate principal amount of unsecured Indebtedness of the New CFC Entities) not to exceed $1,000,000 at any time outstanding, (ii) permit any Lien to exist upon any of its property or assets, other than (A) Liens arising under the Loan Documents or (B) nonconsensual Liens imposed by operation of law and Permitted Encumbrances (other than pursuant to clause (i) of the definition thereof), or (iii) merge with or into any Restricted Subsidiary or any other Person, unless the surviving entity is a U.S. Loan Party or U.S. Newco.

7.18                        Anti-Corruption Laws; Sanctions. Request any Loan or Letter of Credit, and shall not use, and shall procure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Loan or Letter of Credit (A) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (B) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, in violation of applicable Sanctions or (C) in any other manner that would result in the violation of any Sanctions applicable to any party hereto.

SECTION 8.                            EVENTS OF DEFAULT

If any of the following events shall occur and be continuing:

(a)              any Borrower shall fail to pay any principal of any Loan or Reimbursement Obligation when due in accordance with the terms hereof; or any Borrower shall fail to pay any interest on any Loan or Reimbursement Obligation, or any other amount payable hereunder or under any other Loan Document, within five Business Days after any such interest or other amount becomes due in accordance with the terms hereof; or

(b)         any representation or warranty made or deemed made by any Loan Party herein or in any other Loan Document or that is contained in any certificate, document or financial or other statement furnished by it at any time under or in connection with this Agreement or any such other Loan Document shall prove to have been inaccurate in any material respect on or as of the date made or deemed made; or

(c)          any Loan Party shall default in the observance or performance of any agreement contained in clause (i) or (ii) of Section 6.4(a) (with respect to any Borrower only), Section 6.7(a) or Section 7 of this Agreement (and, if such failure relates to a nonconsensual Lien for which neither (x) the aggregate outstanding principal amount of the obligations secured thereby nor (y) the aggregate fair market value (determined as of the date such Lien is incurred) of the assets subject thereto exceeds $5,000,000, either (i) such failure shall remain unremedied for 30 calendar days after the earlier of (1) the day on which the President, the Chief Executive Officer, the Chief Financial Officer or the Treasurer of the Parent Borrower first obtains knowledge of such failure or (2) the day on which notice of such failure is given to the Parent Borrower by the Administrative Agent or any Lender (the “Commencement Date”) or (ii) the Parent Borrower or its Restricted Subsidiary, as the case may be, shall fail, before the expiration of 15 calendar days after the Commencement Date, to begin, and at all times thereafter to continue, to contest such nonconsensual Lien in good faith by appropriate legal proceedings) or Sections 5.5 and 5.7(b) of the Guarantee and Collateral Agreement; or

(d)         any Loan Party shall default in the observance or performance of any other agreement contained in this Agreement or any other Loan Document (other than as provided in paragraphs (a) through (c) of this Section), and such default shall continue unremedied for a period of 30 days after notice to the Parent Borrower from the Administrative Agent or the Required Lenders; or

(e)          any Group Member shall (i) default in making any payment of any principal of any Indebtedness (including any Guarantee Obligation, but excluding the Loans) on the scheduled or original due date with respect thereto; or (ii) default in making any payment of any interest on any such Indebtedness beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created; or (iii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or beneficiary of such Indebtedness (or a trustee or agent on behalf of such holder or beneficiary) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or (in the case of any such Indebtedness constituting a Guarantee Obligation) to become payable; provided, that a default, event or condition described in clause (i), (ii) or (iii) of this paragraph (e) shall not at any time constitute an Event of Default unless, at such time, one or more defaults, events or conditions of the type described in clauses (i), (ii) and (iii) of this paragraph (e) shall have occurred and be continuing with respect to Indebtedness the aggregate outstanding principal amount of which is $30,000,000 or more; or

(f)           (i) any Group Member shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution (other than, for the avoidance of doubt, any liquidation or dissolution permitted by Sections 7.4(b) or 7.4(c)(i)), composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets; or (ii) there shall be commenced against any Group Member any case, proceeding or other action of a nature referred to in clause (i) above that (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed or undischarged for a period of 60 days; or (iii) there shall be commenced against any Group Member any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets that results in the entry of an order for any such relief that shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) any Group Member shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) any Group Member shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or (vi) or any Group Member shall make a general assignment for the benefit of its creditors; or

(g)               (i) an ERISA Event  or a Foreign Plan Event shall have occurred; (ii) a trustee shall be appointed by a United States district court to administer any Pension Plan; (iii) the PBGC shall institute proceedings to terminate any Pension Plan; or (iv) a Group Member having filed (a) for surseance van betaling or voorlopige surseance van betaling, (b) any notice under section 36 of the Tax Collection Act of the Netherlands (Invorderingswet 1990) or section 60 paragraphs 2 and/or 3 of the Social Insurance Financing Act of the Netherlands (Wet Financiering Sociale Verzekeringen) in conjunction with section 36 of the Tax Collection Act or (c) an out-of-court restructuring plan (buitengerechtelijk schuldeisersakkoord) and in each case in clauses (i) through (iv) above, such event or condition, together with all other such events or conditions, if any, could reasonably be expected to result in a Material Adverse Effect; or

(h)         one or more judgments or decrees shall be entered against any Group Member involving in the aggregate a liability (not paid or fully covered by insurance as to which the relevant insurance company has not disputed coverage) of $30,000,000 or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 30 days from the entry thereof; or

(i)             other than in each case in compliance with the terms of the Loan Documents, any of the Security Documents shall cease, for any reason, to be in full force and effect in any material respect, or any Loan Party or any Affiliate of any Loan Party shall so assert in writing, or any Lien created by any of the Security Documents on any property with a fair market value (individually or in the aggregate for all affected properties) of more than $5,000,000 shall cease to be enforceable and of the same effect and priority purported to be created thereby; or

(j)            other than in each case in compliance with the terms of the Loan Documents, (i) the guarantee contained in Section 2 of the Guarantee and Collateral Agreement shall cease, for any reason, to be in full force and effect or any Loan Party or any Affiliate of any Loan Party shall so assert in writing, (ii) after effectiveness of the Foreign Guarantee Agreement, the guarantee contained in Section 2 thereof shall cease, for any reason, to be in full force and effect or any Foreign Loan Party or any Affiliate of any Foreign Loan Party shall so assert in writing, or (iii) this Agreement shall cease, for any reason, to be in full force and effect or any Loan Party or any Affiliate of any Loan Party shall so assert in writing; or

(k)         (i) the acquisition of beneficial ownership, directly or indirectly, by any Person or group (within the meaning of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules of the SEC thereunder as in effect on the Second Restatement Effective Date), other than Permitted Holders, of Capital Stock representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of the Parent Borrower; or (ii) a Specified Change of Control shall occur (any of the foregoing, a “Change of Control”); or

(l)             the subordination provisions contained in any Indebtedness required by the terms hereof to be subordinated to the Obligations shall cease, for any reason, to be in full force and effect in any material respect or any Loan Party or any Affiliate of any Loan Party shall so assert in writing;

then, and in any such event, (A) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (f) above with respect to any Borrower, automatically the Commitments shall immediately terminate and the Loans (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents (including all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) shall immediately become due and payable, and (B) if such event is any other Event of Default, either or both of the following actions may be taken: (i) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Parent Borrower declare the Revolving Commitments to be terminated forthwith, whereupon the Revolving Commitments shall immediately terminate; and (ii) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Parent Borrower, declare the Loans (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents (including all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) to be due and payable forthwith, whereupon the same shall immediately become due and payable. With respect to all Letters of Credit with respect to which presentment for honor shall not have occurred at the time of an acceleration pursuant to this paragraph, the Borrowers shall at such time deposit in a cash collateral account opened by the Administrative Agent an amount equal to the aggregate then undrawn and unexpired amount of such Letters of Credit. Amounts held in such cash collateral account shall be applied by the Administrative Agent to the payment of drafts drawn under such Letters of Credit, and the unused portion thereof after all such Letters of Credit shall have expired or been fully drawn upon, if any, shall be applied to repay other obligations of the Borrowers hereunder and under the other Loan Documents. After all such Letters of Credit shall have expired or been fully drawn upon, all Reimbursement Obligations shall have been satisfied and all other obligations of the Borrowers hereunder and under the other Loan Documents shall have been paid in full, the balance, if any, in such cash collateral account shall be returned to the Borrowers (or such other Person as may be lawfully entitled thereto). Except as expressly provided above in this Section, presentment, demand, protest and all other notices of any kind are hereby expressly waived by the Borrowers.

SECTION 9.         THE AGENTS

9.1          Appointment. Each Lender hereby irrevocably designates and appoints each of the Administrative Agent and the Foreign Currency Agent as the agent of such Lender under this Agreement and the other Loan Documents, and each such Lender irrevocably authorizes each of the Administrative Agent and the Foreign Currency Agent, in their respective capacities, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent or the Foreign Currency Agent, as applicable, by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, neither the Administrative Agent nor the Foreign Currency Agent shall have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent.

9.2          Delegation of Duties. Each of the Administrative Agent and the Foreign Currency Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Neither the Administrative Agent nor the Foreign Currency Agent shall be responsible for the negligence or misconduct of any agents or attorneys in-fact selected by it with reasonable care.

9.3          Exculpatory Provisions. Neither any Agent nor any of their respective officers, directors, employees, agents, advisors, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Loan Document (except to the extent that any of the foregoing are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from its or such Person’s own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Loan Party or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Agents under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or for any failure of any Loan Party a party thereto to perform its obligations hereunder or thereunder. The Agents shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Loan Party.

9.4          Reliance by Administrative Agent and the Foreign Currency Agent. Each of the Administrative Agent and the Foreign Currency Agent shall be entitled to rely, and shall be fully protected in relying, upon any instrument, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy or email message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including counsel to the Borrowers), independent accountants and other experts selected by the Administrative Agent. Each of the Administrative Agent and the Foreign Currency Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent. Each of the Administrative Agent and the Foreign Currency Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders (or, if so specified by this Agreement, all

Lenders) as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. Each of the Administrative Agent and the Foreign Currency Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Required Lenders (or, if so specified by this Agreement, all Lenders), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans.

9.5          Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default unless the Administrative Agent has received notice from a Lender or the Parent Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a “notice of default”. In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders (or, if so specified by this Agreement, all Lenders); provided that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

9.6          Non-Reliance on Agents and Other Lenders. Each Lender expressly acknowledges that neither the Agents nor any of their respective officers, directors, employees, agents, advisors, attorneys-in-fact or affiliates have made any representations or warranties to it and that no act by any Agent hereafter taken, including any review of the affairs of a Loan Party or any affiliate of a Loan Party, shall be deemed to constitute any representation or warranty by any Agent to any Lender. Each Lender represents to the Agents that it has, independently and without reliance upon any Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon any Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of any Loan Party or any affiliate of a Loan Party that may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, advisors, attorneys-in-fact or affiliates.

9.7          Indemnification. The Lenders agree to indemnify each Agent and its officers, directors, employees, affiliates, agents, advisors and controlling persons (each, an “Agent Indemnitee”) (to the extent not reimbursed by the Borrowers and without limiting the obligation of the Borrowers to do so), ratably according to their respective Aggregate Exposure Percentages in effect on the date on which indemnification is sought under this Section (or, if indemnification is sought after the date upon which the Commitments shall have terminated and the Loans shall have been paid in full, ratably in accordance with such Aggregate Exposure Percentages immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that may at any time (whether before or after the payment of the

Loans) be imposed on, incurred by or asserted against such Agent Indemnitee in any way relating to or arising out of, the Commitments, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by such Agent Indemnitee under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements that are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from such Agent Indemnitee’s gross negligence or willful misconduct. The agreements in this Section shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

9.8          Agent in Its Individual Capacity. Each Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with any Loan Party as though such Agent were not an Agent. With respect to its Loans made or renewed by it and with respect to any Letter of Credit issued or participated in by it, each Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not an Agent, and the terms “Lender” and “Lenders” shall include each Agent in its individual capacity.

9.9          Successor Administrative Agent and Foreign Currency Agent. (a) The Administrative Agent may resign as Administrative Agent upon 30 days’ notice to the Lenders and the Parent Borrower. If the Administrative Agent shall resign as Administrative Agent under this Agreement and the other Loan Documents, then the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall (unless an Event of Default under Section 8(a) or Section 8(f) with respect to any Borrower shall have occurred and be continuing) be subject to approval by the Parent Borrower (which approval shall not be unreasonably withheld or delayed), whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term “Administrative Agent” shall mean such successor agent effective upon such appointment and approval, and the former Administrative Agent’s rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any holders of the Loans. If no successor agent has accepted appointment as Administrative Agent by the date that is 30 days following a retiring Administrative Agent’s notice of resignation, the retiring Administrative Agent’s resignation shall nevertheless thereupon become effective, and the Lenders shall assume and perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above. After any retiring Administrative Agent’s resignation as Administrative Agent, the provisions of this Section 9 and of Section 10.5 shall continue to inure to its benefit.

(b) The Foreign Currency Agent may resign as Foreign Currency Agent upon 10 days’ notice to the Lenders, the Parent Borrower and the Administrative Agent. If the Foreign Currency Agent shall resign as Foreign Currency Agent under this Agreement and the other Loan Documents, then the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall (unless an Event of Default under Section 8(a) or Section 8(f) with respect to any Borrower shall have occurred and be continuing) be subject to approval by the Parent Borrower (which approval shall not be unreasonably withheld or delayed), whereupon such successor agent shall succeed to the rights, powers and duties of the Foreign Currency Agent, and the term “Foreign Currency Agent” shall mean such successor agent effective upon such appointment and approval, and the former Foreign Currency Agent’s rights, powers and duties as Foreign Currency Agent shall be terminated, without any other or further act or deed on the part of such former Foreign Currency Agent or any of the parties to this Agreement or any holders of the Loans. If no successor agent has accepted appointment as Foreign Currency Agent by the date that is 10 days following a retiring Foreign Currency Agent’s notice of resignation, the retiring Foreign Currency Agent’s resignation shall nevertheless thereupon become effective, and the Lenders shall assume and perform all of the duties of the Foreign Currency Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above. After any retiring Foreign Currency Agent’s resignation as Foreign Currency Agent, the provisions of this Section 9 and of Section 10.5 shall continue to inure to its benefit.

9.10        Arrangers and Co-Syndication Agents. Neither the Arrangers nor the Co-Syndication Agents shall have any duties or responsibilities hereunder in their respective capacities as such.

9.11        Province of Quebec. For the purposes of holding any security granted by the Canadian Borrower or any other Loan Party pursuant to the laws of the Province of Quebec, each Lender hereby irrevocably appoints and authorizes the Administrative Agent to act as the hypothecary representative (i.e. “fondé de pouvoir”) (in such capacity, the “Hypothecary Representative”) of the Lenders as contemplated under Article 2692 of the Civil Code of Québec, and to enter into, to take and to hold on its behalf, and for its benefit, any hypothec, and to exercise such powers and duties that are conferred upon the Hypothecary Representative under any hypothec. The Hypothecary Representative shall: (a) have the sole and exclusive right and authority to exercise, except as may be otherwise specifically restricted by the terms hereof, all rights and remedies given to it pursuant to any hypothec, pledge, applicable laws or otherwise, (b) benefit from and be subject to all provisions hereof with respect to the Administrative Agent mutatis mutandis, including, without limitation, all such provisions with respect to the liability or responsibility to and indemnification by the Lenders, and (c) be entitled to delegate from time to time any of its powers or duties under any hypothec or pledge on such terms and conditions as it may determine from time to time. Any person who becomes a Lender shall, by its execution of an Assignment and Acceptance, be deemed to have consented to and confirmed the Administrative Agent as the hypothecary representative as aforesaid and to have ratified, as of the date it becomes a Lender, all actions taken by the Hypothecary Representative in such capacity. The substitution of the Administrative Agent pursuant to the provisions of this Article 9.11 shall also constitute the substitution of the Hypothecary Representative.

SECTION 10.       MISCELLANEOUS

10.1        Amendments and Waivers. Neither this Agreement, any other Loan Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this Section 10.1. The Required Lenders and each Loan Party party to the relevant Loan Document may, or, with the written consent of the Required Lenders, the Administrative Agent and each Loan Party party to the relevant Loan Document may, from time to time, (a) enter into written amendments, supplements or modifications hereto and to the other Loan Documents for the purpose of adding any provisions to this Agreement or the other Loan Documents or changing in any manner the rights of the Lenders or of the Loan Parties hereunder or thereunder or (b) waive, on such terms and conditions as the Required Lenders or the Administrative Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Loan Documents or any Default or Event of Default and its consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall (i) forgive the principal amount or extend the final scheduled date of maturity of any Loan, extend the scheduled date of any amortization payment in respect of any Term Loan, reduce the stated rate of any interest or fee payable hereunder (except (x) in connection with the waiver of applicability of any post-default increase in interest rates (which waiver shall be effective with the consent of the Majority Facility Lenders of each adversely affected Facility) and (y) that any amendment or modification of the financial covenants in this agreement (or defined terms used in the financial covenants in this Agreement) shall not constitute a reduction in the rate of interest or fees for purposes of this clause (i)) or extend the scheduled date of any payment thereof, or increase the amount or extend the expiration date of any Lender’s Revolving Commitment, in each case without the written consent of each Lender directly affected thereby; (ii) eliminate or reduce the voting rights of any Lender under this Section 10.1 without the written consent of such Lender; (iii) reduce any percentage specified in the definition of Required Lenders, consent to the assignment or transfer by any Borrower of any of its rights and obligations under this Agreement and the other Loan Documents, release all or substantially all of the Collateral, release all or substantially all of the Subsidiary Guarantors from their obligations under the Guarantee and Collateral Agreement or release all or substantially all of the Foreign Loan Parties from their obligations under the Foreign Guarantee Agreement, in each case without the written consent of all Lenders; (iv) amend, modify or waive any provision of Section 2.18 without the written consent of each Lender directly and adversely affected thereby; (v) reduce the percentage specified in the definition of Majority Facility Lenders with respect to any Facility without the written consent of all Lenders under such Facility; (vi) amend, modify or waive any provision of Section 6.5 of the Guarantee and Collateral Agreement with respect to the order in which the proceeds of Collateral or of the guarantee set forth in Section 2 thereof are applied or the pro rata sharing provisions set forth therein without the written consent of each Lender directly and adversely affected thereby; (vii) amend, modify or waive any provision of Section 6.5 of the Foreign Guarantee Agreement with respect to the order in which the proceeds of the guarantee set forth in Section 2 thereof or the pro rata sharing provisions set forth therein without the written consent of each Lender directly and adversely affected thereby; (viii) amend, modify or waive any provision of Section 9 or any other provision of any Loan Document that affects the Administrative Agent or the Foreign Currency Agent without the written consent of the Administrative Agent or the Foreign Currency Agent, as applicable; (ix) amend, modify or waive any provision of Section 2.6 or 2.7 without the written consent of the Swingline Lender; or (x) amend, modify or waive any provision of Section 3 without the written consent of the Issuing Lender. Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders and shall be binding upon the Loan Parties, the Lenders, the Administrative Agent and all future holders of the Loans. In the case of any waiver, the Loan Parties, the Lenders and the Administrative Agent shall be restored to their former position and rights hereunder and under the other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

Notwithstanding the foregoing, this Agreement may be amended (or amended and restated) with the written consent of the Required Lenders, the Administrative Agent and the Parent Borrower (a) to add one or more additional credit facilities to this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share in the benefits of this Agreement and the other Loan Documents with the Term Loans and Revolving Extensions of Credit and the accrued interest and fees in respect thereof and (b) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders and Majority Facility Lenders.

In addition, notwithstanding the foregoing, this Agreement may be amended (x) with the written consent of the Administrative Agent, the Parent Borrower and the Lenders providing the relevant Replacement Term Loans (as defined below) to permit the refinancing, replacement or modification of all outstanding Tranche A Term Loans (“Replaced Term Loans”) with a replacement term loan tranche hereunder (“Replacement Term Loans”), provided that (a) the aggregate principal amount of such Replacement Term Loans shall not exceed the aggregate principal amount of such Replaced Term Loans (plus unpaid accrued interest and premium (including tender premium) thereon, any committed or undrawn amounts and underwriting discounts, fees, commissions and expenses, associated with such Replaced Term Loans), (b) the Applicable Margin for such Replacement Term Loans shall not be higher than the Applicable Margin for such Replaced Term Loans and (c) the weighted average life to maturity of such Replacement Term Loans shall not be shorter than the weighted average life to maturity of such Replaced Term Loans at the time of such refinancing. and (y) with the written consent of the Administrative Agent, the Parent Borrower and the Lenders providing the relevant Replacement Revolving Facility (as defined below) to permit the refinancing, replacement or modification of all or any portion of the Revolving Facility or any Incremental Revolving Facility (a “Replaced Revolving Facility”) with a replacement revolving facility hereunder (a “Replacement Revolving Facility”); provided that (i) the aggregate amount of such Replacement Revolving Facility shall not exceed the aggregate amount of such Replaced Revolving Facility (plus unpaid accrued interest and premium (including tender premium) thereon, any committed or undrawn amounts and underwriting discounts, fees, commissions and expenses, associated with such Replaced Revolving Facility), (ii) the Applicable Margin for such Replacement Revolving Facility shall not be higher than the Applicable Margin for such Replaced Revolving Facility and (iii) the termination date of such Replacement Revolving Facility shall be no earlier than the termination date of the Replaced Revolving Facility.

Furthermore, notwithstanding the foregoing, the Administrative Agent and the Parent Borrower may amend, modify or supplement any Loan Document without the consent of any Lender or the Required Lenders in order to correct, amend or cure any ambiguity, inconsistency or defect or correct any typographical error or other manifest error in any Loan Document.

10.2        Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy or email), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, or three Business Days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice or email, when received, addressed as follows in the case of the Borrowers, the Administrative Agent and the Foreign Currency Agent, and as set forth in an administrative questionnaire delivered to the Administrative Agent in the case of the Lenders, or to such other address as may be hereafter notified by the respective parties hereto:

Parent Borrower:	Wolverine World Wide, Inc.
9341 Courtland Drive N.E. Rockford, Michigan 49351 Attention: Mike Stornant, Chief Financial Officer
Telecopy: (616) 866-5715
Telephone: (616) 866-5728 Email: mike.stornant@wwwinc.com

with a copy (which shall not constitute notice) to:	Gibson, Dunn & Crutcher LLP
333 South Grand Avenue
Los Angeles, CA 90071
Attention: Linda L. Curtis
Telecopy: 213-229-6582
Telephone: 213-229-7582

Additional Borrowers:

C/O Wolverine World Wide, Inc.
9341 Courtland Drive N.E.
Rockford, Michigan 49351
Attention: Mike Stornant, Chief Financial Officer

Telecopy: (616) 866-5715
Telephone: (616) 866-5728

Email: mike.stornant@wwwinc.com

with a copy (which shall not constitute notice) to:	Gibson, Dunn & Crutcher LLP

333 South Grand Avenue
Los Angeles, CA 90071
Attention: Linda L. Curtis
Telecopy: 213-229-6582
Telephone: 213-229-7582

Administrative Agent (and with respect to any notices to JPMorgan Chase Bank, N.A., as Issuing Lender):	JPMorgan Chase Bank, N.A. 10 South Dearborn, Floor LL2 Chicago, Illinois 60603
Attention: Darren Cunningham
Telecopy: 888-292-9533
Telephone: 312-385-7080 Email: jpm.agency.servicing.4@jpmchase.com

Foreign Currency Agent:	J.P. Morgan Europe Limited 25 Bank Street, Canary Wharf London E14 5JP, United Kingdom
Attention: The Manager
Telecopy: 44-207-777-2360
Email: loan_and_agency_london@jpmorgan.com

provided that any notice, request or demand to or upon the Administrative Agent or the Lenders shall not be effective until received.

Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Section 2 unless otherwise agreed by the Administrative Agent and the applicable Lender. The Administrative Agent, the Foreign Currency Agent or the Parent Borrower (on behalf of itself and the other Borrowers) may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

10.3        No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Administrative Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

10.4        Survival of Representations and Warranties. All representations and warranties made hereunder, in the other Loan Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the making of the Loans and other extensions of credit hereunder.

10.5        Payment of Expenses and Taxes. The Parent Borrower agrees (a) to pay or reimburse each of the Administrative Agent and the Arrangers for all its reasonable and invoiced costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement and the other Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including the reasonable fees and disbursements of one counsel to the Administrative Agent and the Arrangers, one firm of regulatory counsel and one firm of local counsel in each appropriate jurisdiction and other counsel retained with the Parent Borrower’s consent (such consent not to be unreasonably withheld or delayed) and filing and recording fees and expenses, with statements with respect to the foregoing to be submitted to the Parent Borrower prior to the Second Restatement Effective Date (in the case of amounts to be paid on the Second Restatement Effective Date) and from time to time thereafter on a quarterly basis or such other periodic basis as the Administrative Agent shall deem appropriate, (b) to pay or reimburse each Lender, the Issuing Lender, the Swingline Lender, the Foreign Currency Agent and the Administrative Agent for all its reasonable and invoiced costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Loan Documents and any such other documents, including the fees and disbursements of one counsel to the Lenders and the Administrative Agent, one firm of local counsel in each appropriate jurisdiction and other counsel retained with the Parent Borrower’s consent (not to be unreasonably withheld or delayed) (provided that in the case of an actual (or perceived, if set forth in a writing by the affected party to the Parent Borrower) conflict of interest, where the affected party informs the Parent Borrower of such conflict and thereafter retains its own counsel, of another firm of counsel for such affected party), (c) to pay, indemnify, and hold each Lender, the Issuing Lender, the Swingline Lender, the Foreign Currency Agent and the Administrative Agent harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from the Parent Borrower’s delay in paying, stamp, excise and other similar Taxes, if any, that may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the other Loan Documents and any such other documents, (d) to pay or reimburse each Foreign Currency Lender or the Issuing Lender for all of its reasonable and invoiced losses, costs or expenses sustained in connection with any conversion of Obligations, fees, payments or any other amounts payable to such Foreign Currency Lender or the Issuing Lender, as applicable, from any currency other than Dollars to its Dollar Equivalent; provided that such conversion shall have resulted from the Parent Borrower’s failure to comply with its obligations hereunder and (e) to pay, indemnify, and hold each Lender, the Issuing Lender, the Swingline Lender, the Foreign Currency Agent and the Administrative Agent, their respective affiliates, and their respective officers, directors, employees, agents, advisors and controlling persons (each, an “Indemnitee”) harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the other Loan Documents and any such other documents, including any claim, litigation, investigation or proceeding regardless of whether any Indemnitee is a party thereto and whether or not the same are brought by any Borrower, the equity holders, affiliates or creditors of the Parent Borrower or any other Person, including any of the foregoing relating to the use of proceeds of the Loans or the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of any Group Member or any of the Properties and the reasonable fees and expenses of one firm of counsel for all Indemnitees and, if necessary, one firm of regulatory counsel and one firm of local counsel in each appropriate jurisdiction for all Indemnitees (provided that in the case of an actual (or perceived, if set forth in a writing by the affected Indemnitee to the Parent Borrower) conflict of interest, where the Indemnitee informs the Parent Borrower of such conflict and thereafter retains its own counsel, the reasonable and invoiced costs and expenses of another firm of counsel for such affected Indemnitee), in connection with claims, actions or proceedings by any Indemnitee against any Loan Party under any Loan Document (all the foregoing in this clause (e), collectively, the “Indemnified Liabilities”), provided, that the Parent Borrower shall have no obligation hereunder to any Indemnitee with respect to Indemnified Liabilities to the extent such Indemnified

Liabilities are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of, or material breach of any Loan Document by, such Indemnitee, provided, further, that this Section 10.5(e) shall not apply with respect to Taxes other than any Taxes that represent losses or damages arising from any non-Tax claim, and provided further that this Section 10.5(e) shall not require the reimbursement of costs, expenses and disbursements of any Indemnitee incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement and the other Loan Documents (it being understood that any reimbursement in connection with such costs, expenses and disbursements shall be governed by Section 10.5(a)). Without limiting the foregoing, and to the extent permitted by applicable law, the each Borrower agrees not to assert and to cause its Subsidiaries not to assert, and hereby waives and agrees to cause its Subsidiaries to waive, all rights for contribution or any other rights of recovery with respect to all claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature, under or related to Environmental Laws, that any of them might have by statute or otherwise against any Indemnitee. No Indemnitee shall be liable for any damages arising from the use by others of information or other materials obtained through electronic, telecommunications or other information transmission systems, except to the extent any such damages are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Indemnitee or a material breach of any Loan Document by such Indemnitee. No Indemnitee shall be liable for any indirect, special, exemplary, punitive or consequential damages in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby. All amounts due under this Section 10.5 shall be payable not later than 10 days after written demand therefor. Statements payable by the Parent Borrower pursuant to this Section 10.5 shall be submitted to Michael Stornant (Telephone No. (616) 866-5715) (Telecopy No. (616) 866-5715), at the address of the Parent Borrower set forth in Section 10.2, or to such other Person or address as may be hereafter designated by the Parent Borrower in a written notice to the Administrative Agent. The agreements in this Section 10.5 shall survive the termination of this Agreement and the repayment of the Loans and all other amounts payable hereunder.

10.6        Successors and Assigns; Participations and Assignments. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any affiliate of the Issuing Lender that issues any Letter of Credit), except that (i) other than as contemplated by Section 2.19(h), no Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by any Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section.

(b)(i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more assignees (each, an “Assignee”), other than a natural person, the Parent Borrower or any Affiliate of the Parent Borrower, all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld, conditioned or delayed) of:

(A) the Parent Borrower, provided that no consent of the Parent Borrower shall be required for an assignment to a Lender, an affiliate of a Lender, an Approved Fund (as defined below) or, if an Event of Default under Section 8(a) or (f) has occurred and is continuing, any other Person; and provided, further, that the Parent Borrower shall be deemed to have consented to any such assignment unless the Parent Borrower shall object thereto by written notice to the Administrative Agent within 10 Business Days after having received notice thereof;

(B) the Administrative Agent, provided that no consent of the Administrative Agent shall be required for an assignment of all or any portion of a Term Loan to a Lender, an affiliate of a Lender or an Approved Fund; and

(C) the Issuing Lender; provided that no consent of the Issuing Lender shall be required (i) for an assignment of all or any portion of a Term Loan or (ii) if the Issuing Lender’s exposure in respect of Letters of Credit issued by it is less than $1,000,000.

(ii) Assignments shall be subject to the following additional conditions:

(A) except in the case of an assignment to a Lender, an affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Commitments or Loans under any Facility, the amount of the Commitments or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 (or, in the case of the Tranche A Term Facility and any Incremental Term Facility, $1,000,000) unless each of the Parent Borrower and the Administrative Agent otherwise consent, provided that (1) no such consent of the Parent Borrower shall be required if an Event of Default has occurred and is continuing and (2) such amounts shall be aggregated in respect of each Lender and its affiliates or Approved Funds, if any;

(B) (1) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500 and (2) the assigning Lender shall have paid in full any amounts owing by it to the Administrative Agent; and

(C) the Assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an administrative questionnaire in which the Assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Parent Borrower and its Affiliates and their related parties or their respective securities) will be made available and who may receive such information in accordance with the assignee’s compliance procedures and applicable laws, including Federal and state securities laws.

For the purposes of this Section 10.6, “Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an affiliate of a Lender or (c) an entity or an affiliate of an entity that administers or manages a Lender.

Notwithstanding anything to the contrary set forth in this Agreement or any other Loan Document, any Lender may assign all or a portion of its Term Loans (or Incremental Term Loans) to the Parent Borrower at a price below the par value thereof; provided that any such assignment shall be subject to the following additional conditions: (1) no Default or Event of Default shall have occurred and be continuing immediately before and after giving effect to such assignment, (2) on the date of effectiveness of such purchase and assignment, there shall be no more than $50,000,000 in aggregate amount of Revolving Loans and Swingline Loans outstanding, (3) no proceeds of Revolving Loans, Swingline Loans or Letters of Credit shall be used to fund such purchase and assignment, (4) any such offer to purchase shall be offered to all Term Lenders of a particular tranche on a pro rata basis, with mechanics to be agreed by the Administrative Agent and the Parent Borrower, (5) any Loans so purchased shall be immediately cancelled and retired and (6) the Parent Borrower shall provide, as of the date of its offer to purchase and as of the date of the effectiveness of such purchase and assignment, a customary representation and warranty that it is not in possession of any material non-public information with respect to the Parent Borrower, its Subsidiaries or their respective securities that (i) has not been disclosed to the assigning Lender prior to such date and (ii) could reasonably be expected to have a material effect upon, or otherwise be material to, a Lender’s decision to assign Loans to the Parent Borrower (in each case, other than because such assigning Lender does not wish to receive material non-public information with respect to the Parent Borrower, its Subsidiaries or their respective securities).

(iii) Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) below, from and after the effective date specified in each Assignment and Assumption the Assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.19, 2.20, 2.21 and 10.5 with respect to the facts and circumstances occurring prior to the effective date of the assignment). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 10.6 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section.

(iv) The Administrative Agent, acting for this purpose as a non-fiduciary agent of the Borrowers, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amount (and stated interest) of the Loans and L/C Obligations owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrowers, the Administrative Agent, the Issuing Lender and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrowers, any Issuing Lender and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(v) Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an Assignee, the Assignee’s completed administrative questionnaire (unless the Assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

(c) Any Lender may, without the consent of the Parent Borrower or the Administrative Agent, sell participations to one or more banks or other entities (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and (iii) the Parent Borrower, the Administrative Agent, the Issuing Lender and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver that (i) requires the consent of each Lender directly affected thereby pursuant to the proviso to the second sentence of Section 10.1 and (ii) directly affects such Participant. Each Lender that sells a participation agrees, at the Parent Borrower’s request and expense, to use reasonable efforts to cooperate with the Parent Borrower to effectuate the provisions of Section 2.23 with respect to any Participant. The Parent Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.19, 2.20 and 2.21 (subject to the requirements and limitations therein, including the requirements under Section 2.20(f) (it being understood that the documentation required under Section 2.20(f) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (i) agrees to be subject to the provisions of Sections 2.19 and 2.20 as if it were an assignee under paragraph (b) of this Section and (ii) shall not be entitled to receive any greater payment under Sections 2.19 or 2.20, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from an adoption of or any change in any Requirement of Law or in the interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the Second Restatement Effective Date that occurs after the Participant acquired the applicable participation. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.7(b) as though it were a Lender, provided such Participant shall be subject to Section 10.7(a) as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrowers, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register to any Person (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans, Letters of Credit or its other obligations under any Loan Document) except to the Borrowers (upon request) or otherwise to the extent that such disclosure is necessary to establish that such Commitment, Loan, Letter of Credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(d) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or Assignee for such Lender as a party hereto. The Parent Borrower, upon receipt of written notice from the relevant Lender, agrees to issue Notes to any Lender requiring Notes to facilitate transactions of the type described in this paragraph (d).

10.7                        Adjustments; Set-off. (a) Except to the extent that this Agreement or a court order expressly provides for payments to be allocated to a particular Lender or to the Lenders under a particular Facility, if any Lender (a “Benefitted Lender”) shall receive any payment of all or part of the Obligations owing to it by a U.S. Loan Party (other than in connection with an assignment made pursuant to Section 10.6), or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 8(f), or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of the Obligations owing to such other Lender by such U.S. Loan Party, such Benefitted Lender shall purchase for cash from the other Lenders a participating interest in such portion of the Obligations owing to each such other Lender by such U.S. Loan Party, or shall provide such other Lenders with the benefits of any such collateral, as shall be necessary to cause such Benefitted Lender to share the excess payment or benefits of such collateral ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest; provided further, that to the extent prohibited by applicable law as described in the definition of “Excluded Swap Obligation,” no amounts received from, or set off with respect to, any Subsidiary Guarantor shall be applied to any Excluded Swap Obligations of such Subsidiary Guarantor.

(b) In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without notice to any Borrower, any such notice being expressly waived by each Borrower to the extent permitted by applicable law, with the prior written consent of the Administrative Agent, upon any Obligations becoming due and payable by Parent Borrower (whether at the stated maturity, by acceleration or otherwise), to apply to the payment of such Obligations, by setoff or otherwise, any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender, any affiliate thereof or any of their respective branches or agencies to or for the credit or the account of the Parent Borrower; provided that if any Defaulting Lender shall exercise any such right of setoff, (i) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of this Agreement and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, the Issuing Lender, the Swingline Lender and the Lenders and (ii) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the obligations owing to such Defaulting Lender as to which it exercised such right of set-off. Each Lender agrees promptly to notify the Parent Borrower and the Administrative Agent after any such application made by such Lender, provided that the failure to give such notice shall not affect the validity of such application.

10.8                        Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by email or facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Agreement signed by all the parties shall be lodged with the Parent Borrower and the Administrative Agent.

10.9                        Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

10.10                 Integration. This Agreement and the other Loan Documents represent the entire agreement of the Borrowers, the Administrative Agent and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

10.11                 Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

10.12                 Submission To Jurisdiction; Waivers. (a) Each Borrower hereby irrevocably and unconditionally:

(i)                                     submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the exclusive jurisdiction of the courts of the State of New York in the Borough of Manhattan, the courts of the United States for the Southern District of New York, and appellate courts from any thereof; provided, that nothing contained herein or in any other Loan Document will prevent any Lender or the Administrative Agent from bringing any action to enforce any award or judgment or exercise any right under the Security Documents or against any Collateral or any other property of any Loan Party in any other forum in which jurisdiction can be established;

(ii)                                  consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(iii)                               agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Borrower at its address set forth in Section 10.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

(iv)                              agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law; and

(v)                                 waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any indirect, special, exemplary, punitive or consequential damages.

(b) Without limiting Section 10.12(a), each Loan Party hereby irrevocably designates, appoints, authorizes and empowers the Parent Borrower, with offices currently located at 9341 Courtland Drive N.E., Rockford, Michigan 49351, United States (the “Process Agent”), as its agent to receive on behalf of itself and its property, service of copies of the summons and complaint and any other process which may be served in any suit, action or proceeding brought in the United States District Court for the Southern District of New York or the courts of the State of New York in the Borough of Manhattan, and any appellate court thereof. Such service may be made by delivering a copy of such process to such Loan Party in care of the Process Agent at its address specified above, with a copy delivered to such Loan Party in accordance with Section 10.2, and each Loan Party hereby authorizes and directs the Process Agent to accept such service on its behalf. The appointment of the Process Agent shall be irrevocable until the appointment of a successor Process Agent. Each Loan Party further agrees to promptly appoint a successor Process Agent in the United States (which shall accept such appointment in form and substance satisfactory to the Administrative Agent) prior to the termination for any reason of the appointment of the initial Process Agent. Nothing contained herein shall affect the right of any party hereto to serve process in any manner permitted by law, or limit any right that any party hereto may have to bring proceedings against any other party hereto in the courts of any jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction. So long as the Parent Borrower is the agent of the Loan Parties for services of process, the Parent Borrower must maintain a place of business in the United States for service of process and shall promptly notify the Administrative Agent of any change in the address of such location.

(c) To the extent any Additional Borrower has or hereafter may acquire any immunity from any legal action, suit or proceeding, from jurisdiction of any court or from set-off or any legal process (whether service or notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) with respect to itself or any of its assets or property, such Additional Borrower, to the extent permitted by law, hereby irrevocably waives and agrees not to plead or claim such immunity in respect of its obligations under this Agreement and the other Loan Documents.

10.13                 Acknowledgements. Each Borrower hereby acknowledges and agrees that (a) no fiduciary, advisory or agency relationship between the Loan Parties and the Credit Parties is intended to be or has been created in respect of any of the transactions contemplated by this Agreement or the other Loan Documents, irrespective of whether the Credit Parties have advised or are advising the Loan Parties on other matters, and the relationship between the Credit Parties, on the one hand, and the Loan Parties, on the other hand, in connection herewith and therewith is solely that of creditor and debtor, (b) the Credit Parties, on the one hand, and the Loan Parties, on the other hand, have an arm’s length business relationship that does not directly or indirectly give rise to, nor do the Loan Parties rely on, any fiduciary duty to the Loan Parties or their affiliates on the part of the Credit Parties, (c) the Loan Parties are capable of evaluating and understanding, and the Loan Parties understand and accept, the terms, risks and conditions of the transactions contemplated by this Agreement and the other Loan Documents, (d) the Loan Parties have been advised that the Credit Parties are engaged in a broad range of transactions that may involve interests that differ from the Loan Parties’ interests and that the Credit Parties have no obligation to disclose such interests and transactions to the Loan Parties, (e) the Loan Parties have consulted their own legal, accounting, regulatory and tax advisors to the extent the Loan Parties have deemed appropriate in the negotiation, execution and delivery of this Agreement and the other Loan Documents, (f) each Credit Party has been, is, and will be acting solely as a principal and, except as otherwise expressly agreed in writing by it and the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Loan Parties, any of their affiliates or any other Person, (g) none of the Credit Parties has any obligation to the Loan Parties or their affiliates with respect to the transactions contemplated by this Agreement or the other Loan Documents except those obligations expressly set forth herein or therein or in any other express writing executed and delivered by such Credit Party and the Loan Parties or any such affiliate and (h) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Credit Parties or among the Loan Parties and the Credit Parties.

10.14                 Releases of Guarantees and Liens. (a) Notwithstanding anything to the contrary contained herein or in any other Loan Document, the Administrative Agent is hereby irrevocably authorized by each Lender (without requirement of notice to or consent of any Lender except as expressly required by Section 10.1) to take any action requested by the Parent Borrower having the effect of releasing any Collateral or guarantee obligations (i) to the extent necessary to permit consummation of any transaction not prohibited by any Loan Document or that has been consented to in accordance with Section 10.1 or (ii) under the circumstances described in paragraph (b) below.

(b) Notwithstanding anything to the contrary contained herein or in any other Loan Document, the Administrative Agent is hereby irrevocably authorized by each Lender (without requirement of notice to or consent of any Lender except as expressly required by Section 10.1) to take any action requested by the Parent Borrower having the effect of releasing any guarantee obligations with respect to any Subsidiary Guarantor that has become an Immaterial Subsidiary or an Excluded Foreign Subsidiary; provided that if such Subsidiary Guarantor is an Additional Borrower, then prior to or simultaneously with the release of the guarantee obligations of such Subsidiary, such Subsidiary’s status as a “Additional Borrower” shall be terminated in accordance with Section 10.21(b).

(c) At such time as the Loans, the Reimbursement Obligations and the other obligations under the Loan Documents (other than obligations under or in respect of Specified Swap Agreements, Specified Cash Management Agreements and/or contingent indemnification obligations) shall have been paid in full, the Commitments have been terminated and no Letters of Credit shall be outstanding (the date of the occurrence of the foregoing, the “Termination Date”), the Collateral shall be released from the Liens created by the Security Documents, and the Security Documents and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Loan Party under the Security Documents shall terminate, all without delivery of any instrument or performance of any act by any Person.

10.15                 Judgment Currency.

(a) The Loan Parties’ obligations hereunder and under the other Loan Documents to make payments in Dollars shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than Dollars, except to the extent that such tender or recovery results in the effective receipt by the Administrative Agent, the respective Lender or Issuing Bank of the full amount of Dollars expressed to be payable to the Administrative Agent or such Lender or Issuing Bank under this Agreement or the other Loan Documents. If, for the purpose of obtaining or enforcing judgment against any Loan Party in any court or in any jurisdiction, it becomes necessary to convert into or from any currency other than Dollars (such other currency being hereinafter referred to as the “Judgment Currency”) an amount due in Dollars, the conversion shall be made at the Dollar Equivalent determined as of the Business Day immediately preceding the day on which the judgment is given (such Business Day being hereinafter referred to as the “Judgment Currency Conversion Date”).

(b) If there is a change in the rate of exchange prevailing between the Judgment Currency Conversion Date and the date of actual payment of the amount due, the Loan Parties shall pay, or cause to be paid, such additional amounts, if any (but in any event not a lesser amount) as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of Dollars which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial award at the rate of exchange prevailing on the Judgment Currency Conversion Date.

(c) For purposes of determining the Dollar Equivalent or any other rate of exchange for this Section 10.15, such amounts shall include any premium and costs payable in connection with the purchase of Dollars.

10.16                 Confidentiality. Each of the Administrative Agent and each Lender agrees to keep confidential all non-public information provided to it by any Loan Party, the Administrative Agent or any Lender pursuant to or in connection with this Agreement that is designated by the provider thereof as confidential; provided that nothing herein shall prevent the Administrative Agent or any Lender from disclosing any such information (a) to the Administrative Agent, any other Lender or any affiliate thereof, (b) subject to an agreement to comply with the provisions of this Section, to any actual or prospective Transferee or any direct or indirect counterparty to any Swap Agreement (or any professional advisor to such counterparty), (c) to its employees, directors, agents, attorneys, accountants and other professional advisors or those of any of its affiliates, in each case, who are instructed to comply with the confidentiality provisions herein, (d) upon the request or demand of any Governmental Authority, (e) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to any Requirement of Law, (f) if requested or required to do so in connection with any litigation or similar proceeding, (g) that has been publicly disclosed, (h) to the National Association of Insurance Commissioners or any similar organization or any nationally recognized rating agency that requires access to information about a Lender’s investment portfolio in connection with ratings issued with respect to such Lender, (i) in connection with the exercise of any remedy hereunder or under any other Loan Document, (j) if agreed in writing by the Parent Borrower in its sole discretion, to any other Person or (k) pursuant to customary disclosure about the terms of the financing contemplated hereby in the ordinary course of business to market data collectors and similar service providers to the loan industry for league table purposes.

Each Lender acknowledges that information furnished to it pursuant to this Agreement or the other Loan Documents may include material non-public information concerning the Parent Borrower and its Affiliates and their related parties or their respective securities, and confirms that it has developed compliance procedures regarding the use of material non-public information and that it will handle such material non-public information in accordance with those procedures and applicable law, including Federal and state securities laws.

All information, including requests for waivers and amendments, furnished by the Parent Borrower or the Administrative Agent pursuant to, or in the course of administering, this Agreement or the other Loan Documents will be syndicate-level information, which may contain material non-public information about the Parent Borrower and its Affiliates and their related parties or their respective securities. Accordingly, each Lender represents to the Parent Borrower and the Administrative Agent that it has identified in its administrative questionnaire a credit contact who may receive information that may contain material non-public information in accordance with its compliance procedures and applicable law, including Federal and state securities laws.

10.17                 [Reserved].

10.18                 WAIVERS OF JURY TRIAL. EACH BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

10.19                 USA Patriot Act and Canadian Anti-Money Laundering Legislation. (a) Each Lender hereby notifies the Borrowers that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”), it is required to obtain, verify and record information that identifies the Borrowers, which information includes the name and address of the Borrowers and other information that will allow such Lender to identify the Borrowers in accordance with the Patriot Act.

(b) If the Administrative Agent has ascertained the identity of any Loan Party or any authorized signatories of any Loan Party for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) and other anti-terrorism laws and “know your client” policies, regulations, laws or rules applicable in Canada (the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) and such other anti-terrorism laws, applicable policies, regulations, laws or rules in Canada, collectively, including any guidelines or orders thereunder, “AML Legislation”), then the Administrative Agent: (i) shall be deemed to have done so as an agent for each Lender and this Agreement shall constitute a “written agreement” in such regard between each Lender and the Administrative Agent within the meaning of the applicable AML Legislation; and (ii) shall provide to the Lenders copies of all information obtained in such regard without any representation or warranty as to its accuracy or completeness. Notwithstanding the preceding sentence and except as may otherwise be agreed in writing, each Lender agrees that the Administrative Agent has no obligation to ascertain the identity of the Loan Parties or any authorized signatories of the Loan Parties on behalf of any Lender, or to confirm the completeness or accuracy of any information it obtains from any Loan Party or any such authorized signatory in doing so.

10.20                 Existing Credit Agreement. Each Lender and the Parent Borrower agree that (a) any amounts payable to any Continuing Term Lender (as defined in the Replacement Facility Amendment) pursuant to Section 2.21 of the Existing Credit Agreement are hereby waived and (b) with respect to any payment or deemed payment of Existing Revolving Loans on the Second Restatement Effective Date any amounts payable pursuant to Section 2.21 as a result of such payment or deemed payment are hereby waived by any Existing Revolving Lender that is a Revolving Lender after giving effect to the Second Restatement Effective Date.

10.21                 Additional Borrowers. (a) The Parent Borrower may at any time, with the prior consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed), add as a party to this Agreement any Wholly Owned Subsidiary to be an Additional Borrower. Upon satisfaction of the conditions specified in Section 5.5, such Subsidiary shall for all purposes be a party hereto as an Additional Borrower as fully as if it had executed and delivered this Agreement. The Administrative Agent shall notify the Revolving Lenders at least five Business Days prior to granting such consent and, if any Revolving Lender notifies the Administrative Agent within five Business Days that it is not permitted by applicable Requirements of Law or any of its organizational policies to make Revolving Loans to, or participate in Letters of Credit for the account of, the relevant Subsidiary, shall withhold such consent or shall give such consent only upon effecting changes to the provisions of this Agreement as are contemplated by paragraph (c) of this Section 10.21 that will assure that such Revolving Lender is not required to make Revolving Loans to, or participate in Letters of Credit for the account of, such Subsidiary.

(b) So long as the principal of and interest on any Loans made to any Additional Borrower under this Agreement shall have been paid in full and all other obligations of such Additional Borrower under this Agreement (other than contingent indemnification obligations) shall have been fully performed, the Parent Borrower may, by not less than five Business Days’ prior notice to the Administrative Agent (which shall promptly notify the relevant Lenders thereof), terminate such Subsidiary’s status as a “Additional Borrower”.

(c) In order to accommodate (i) the addition of a Subsidiary as an Additional Borrower or (ii) extensions of credit to an Additional Borrower, in each case, where one or more Revolving Lenders are legally able and willing to lend Revolving Loans to, and participate in Letters of Credit issued for the account of, such Subsidiary, but other Revolving Lenders are not so able and willing, the Administrative Agent shall be permitted, with the consent of the Parent Borrower, to effect such changes to the provisions of this Agreement as it reasonably believes are appropriate in order for such provisions to operate in a customary and usual manner for “multiple-currency” syndicated lending agreements to a corporation and certain of its foreign subsidiaries, all with the intention of providing procedures for the Revolving Lenders who are so able and willing to extend credit to such Subsidiaries and for the other Revolving Lenders not to be required to do so. Prior to effecting any such changes, the Administrative Agent shall give all Revolving Lenders at least five Business Days’ notice thereof and an opportunity to comment thereon.

SECTION 11.                     DUTCH PARALLEL DEBT

11.1                        Foreign Parallel Debt. In this Section 11.1 “Foreign Corresponding Debt” means the Obligations of a Loan Party other than the Parent Borrower or any Loan Party that is not a Foreign Subsidiary, in each case, under or in connection with the Loan Documents. “Foreign Parallel Debt” means any amount which a Loan Party other than the Parent Borrower or any Loan Party that is not a Foreign Subsidiary, in each case, owes to the Administrative Agent under this Section 11.1.

(a) Each Foreign Loan Party irrevocably and unconditionally undertakes to pay to the Administrative Agent amounts equal to, and in the currency or currencies of, its Foreign Corresponding Debt.

(b) The Foreign Parallel Debt of each Foreign Loan Party: (i) shall become due and payable at the same time as its Foreign Corresponding Debt; and (ii) is independent and separate from, and without prejudice to, its Foreign Corresponding Debt.

(c) For purposes of this Section 11.1, the Administrative Agent: (i) is the independent and separate creditor of each Foreign Parallel Debt; (ii) acts in its own name and not as agent, representative or trustee of the Secured Parties and its claims in respect of each Foreign Parallel Debt shall not be held on trust; and (iii) shall have the independent and separate right to demand payment of each Foreign Parallel Debt in its own name (including, without limitation, through any suit, execution, enforcement of security, recovery of guarantees and applications for and voting in any kind of insolvency proceeding).

(d) The Foreign Parallel Debt of each Foreign Loan Party shall be (i) decreased to the extent that its Foreign Corresponding Debt has been irrevocably and unconditionally paid or discharged, and (ii) increased to the extent to that its Foreign Corresponding Debt has increased, and the Foreign Corresponding Debt of each Foreign Loan Party shall be (x) decreased to the extent that its Foreign Parallel Debt has been irrevocably and unconditionally paid or discharged, and (y) increased to the extent that its Foreign Parallel Debt has increased, in each case provided that the Foreign Parallel Debt of a Foreign Loan Party shall never exceed its Foreign Corresponding Debt.

(e) All amounts received or recovered by the Administrative Agent in connection with this Section 11.1, to the extent permitted by applicable law, shall be applied in accordance with Section 2.18.

(f) This Section 11.1 applies for the purpose of determining the secured obligations in the Security Documents governed by Dutch law.

SCHEDULE 1.1A

Commitments

Lender	Revolving Commitment	Tranche A Term Commitment	Issuing Lender Commitment
JPMorgan Chase Bank, N.A.	$52,631,578.96	$47,368,421.04	$16,666,666.67
Wells Fargo Bank, National Association	$52,631,578.95	$47,368,421.05	$16,666,666.67
MUFG Union Bank, N.A.	$52,631,578.95	$47,368,421.05	$16,666,666.66
Fifth Third Bank	$37,368,421.05	$33,631,578.95	—
PNC Bank, National Association	$37,368,421.05	$33,631,578.95	—
Bank of America, N.A.	$37,368,421.05	$33,631,578.95	—
Sumitomo Mitsui Banking Corp.	$37,368,421.05	$33,631,578.95	—
HSBC Bank USA, N.A.	$24,912,280.70	$22,421,052.63	—
HSBC Bank Plc	$12,456,140.35	$11,210,526.32	—
Compass Bank	$26,315,789.47	$23,684,210.53	—
Branch Banking & Trust Company	$26,315,789.47	$23,684,210.53	—
Citizensbank, N.A.	$26,315,789.47	$23,684,210.53	—
KeyBank National Association	$18,421,052.63	$16,578,947.37	—
The Private Bank and Trust Company	$18,421,052.63	$16,578,947.37	—
The Northern Trust Company	$13,157,894.74	$11,842,105.26	—
The Huntington National Bank	$13,157,894.74	$11,842,105.26	—
Regions Bank	$13,157,894.74	$11,842,105.26	—
Total Allocations	$500,000,000.00	$450,000,000.00	$50,000,000.00

1

SCHEDULE 1.1B

Mortgaged Property

9341 Courtland Drive NE
Rockford, MI  49351

6001 Cane Run Road

Louisville, Kentucky 40258

1

SCHEDULE 1.1C

Specified Times

	Loans in euro	Loans in sterling	Loans in other currencies

CDOR, EURIBOR, HIBOR, LIBOR or STIBOR is fixed at:	Quotation Day as of 11:00 a.m. (Brussels time)	Quotation Day as of 11:00 a.m.	Quotation Day as of 11:00 a.m. (London time) in respect of LIBOR, as of 11:00 a.m. Stockholm time in respect of CIBOR and STIBOR and as of 11:00 am Hong Kong time in respect of HIBOR.

1

SCHEDULE 1.1D

ADMINISTRATIVE SCHEDULE

FOREIGN CURRENCY LOANS

GENERAL

Foreign Currency Agent’s office for notices/borrowings/payment:

Loan and Agency Group

J. P. Morgan Europe Limited

25 Bank Street, Canary Wharf, London E14 5JP

Fax No: +44 20 7777 2360

CANADIAN DOLLARS

Lenders:

Lenders	Applicable Office for Notices/Payment
JPMorgan Chase Bank, N.A.	Notices: To Foreign Currency Agent at address above Canadian Payment Office:

Agent’s CAD Wire Instructions

	Bank Name:	Royal Bank of Canada, Toronto

	SWIFT BIC:	ROYCCAT2

	Beneficiary Bank:	JPMorgan Chase Bank, N.A. Toronto Branch

	Account No.:	07172-1016294

	Ref:	Wolverine World Wide Canada ULC

Borrowings:

Funding must be made available to the Foreign Currency Agent at the Canadian Payment Office specified above on the Borrowing Date prior to:

12 p.m. London Time

Minimum amount of each Borrowing:

Foreign Currency Equivalent (as defined below) of $5,000,000 (rounded up for the currency amount)

1

Payments/Prepayments:

Notice of prepayment must be received by:

11 a.m. Local Time 3 Business Days prior to proposed prepayment date

Minimum amount of each prepayment:

Foreign Currency Equivalent of $1,000,000 (rounded up for the currency amount)

Payments must be made to the Foreign Currency Agent at the Canadian Payment Office specified above prior to:

12 p.m. London Time

POUNDS STERLING

Lenders:

Lenders	Applicable Office for Notices/Payment
JPMorgan Chase Bank, N.A.	Notices: To Foreign Currency Agent at address above U.K. Payment Office:

Agent’s GBP Wire Instructions

	Bank Name and Account Name:	J.P.Morgan Europe Limited, London

	Swift:	CHASGB22

	Sort Code:	40-52-06

	Account No.:	03043504 (IBAN GB82CHAS60924203043504)

Borrowings:

Funding must be made available to the Foreign Currency Agent at the U.K. Payment Office specified above on the Borrowing Date prior to:

12 p.m.  London Time

Minimum amount of each Borrowing:

Foreign Currency Equivalent of $5,000,000 (rounded up for the currency amount)

Payments/Prepayments:

Notice of prepayment must be received by:

11 a.m. London time 3 Business Days prior to proposed prepayment date

Minimum amount of each prepayment:

2

Foreign Currency Equivalent of $1,000,000 (rounded up for the currency amount)

Payments must be made to the Foreign Currency Agent at the U.K. Payment Office specified above prior to:

11 a.m. London Time

THE EURO

Lenders:

Lenders	Applicable Office for Notices/Payment
JPMorgan Chase Bank, N.A.	Notices: To Foreign Currency Agent at address above Euro Payment Office:

Agent’s EURO Wire Instructions

	Bank Name:	JP Morgan AG, Frankfurt

	Swift:	CHASDEFX

	Account Name:	J.P. Morgan Europe Limited

	Swift:	CHASGB22

	Account No.:	DE93501108006001600037

Borrowings:

Funding must be made available to the Foreign Currency Agent at the Euro Payment Office specified above on the Borrowing Date prior to:

12 p.m. London time

Minimum amount of each Borrowing:

Foreign Currency Equivalent of $5,000,000 (rounded up for the currency amount)

Payments/Prepayments:

Notice of prepayment must be received by:

11 a.m. London time 3 Business Days prior to proposed prepayment date

Minimum amount of each prepayment:

Foreign Currency Equivalent of $1,000,000 (rounded up for the currency amount)

Payments must be made to the Foreign Currency Agent at the Euro Payment Office specified above prior to:

11 a.m. London time

3

HONG KONG DOLLARS

Lenders:

Lenders	Applicable Office for Notices/Payment
JPMorgan Chase Bank, N.A.	Notices: To Foreign Currency Agent at address above Hong Kong Payment Office:

Agent’s HKD Wire Instructions

	Bank Name:	JPMORGAN CHASE BANK, HONGKONG

	Swift:	CHASHKHH

	Account Name:	J.P. Morgan Europe Limited

	Swift:	CHASGB22

	Account No.:	6743900091

Borrowings:

Funding must be made available to the Foreign Currency Agent at the Hong Kong Payment Office specified above on the Borrowing Date prior to:

9 a.m. Local Time

Minimum amount of each Borrowing:

Foreign Currency Equivalent (as defined below) of $5,000,000 (rounded up for the currency amount)

Payments/Prepayments:

Notice of prepayment must be received by:

11 a.m. Local Time 3 Business Days prior to proposed prepayment date

Minimum amount of each prepayment:

Foreign Currency Equivalent of $1,000,000 (rounded up for the currency amount)

Payments must be made to the Foreign Currency Agent at the Hong Kong Payment Office specified above prior to:

9 a.m. Local Time

4

SWEDISH KRONOR

Lenders:

Lenders	Applicable Office for Notices/Payment
JPMorgan Chase Bank, N.A.	Notices: To Foreign Currency Agent at address above Swedish Payment Office:

Agent’s SEK Wire Instructions

	Bank Name:	SKANDINAVISKA ENSKILDA BANKEN, STOCKHOLM

	Swift:	ESSESESS

	Account Name:	J.P. Morgan Europe Limited

	Swift:	CHASGB22

	Account No.:	52018519395

Borrowings:

Funding must be made available to the Foreign Currency Agent at the Swedish Payment Office specified above on the Borrowing Date prior to:

9 a.m. Local Time

Minimum amount of each Borrowing:

Foreign Currency Equivalent (as defined below) of $5,000,000 (rounded up for the currency amount)

Payments/Prepayments:

Notice of prepayment must be received by:

11 a.m. Local Time 3 Business Days prior to proposed prepayment date

Minimum amount of each prepayment:

Foreign Currency Equivalent of $1,000,000 (rounded up for the currency amount)

Payments must be made to the Foreign Currency Agent at the Swedish Payment Office specified above prior to:

9 a.m. Local Time

5

SWISS FRANCS

Lenders:

Lenders	Applicable Office for Notices/Payment
JPMorgan Chase Bank, N.A.	Notices: To Foreign Currency Agent at address above Swiss Payment Office:

Agent’s CHF Wire Instructions

	Bank Name:	UBS AG(HEAD OFFICE) ZURICH

	Swift:	UBSWCHZH

	Account Name:	J.P. Morgan Europe Limited

	Swift:	CHASGB22

	Account No.:	023044266.05R (IBAN CH180023023004426605R)

Borrowings:

Funding must be made available to the Foreign Currency Agent at the Swiss Payment Office specified above on the Borrowing Date prior to:

9 a.m. Local Time

Minimum amount of each Borrowing:

Foreign Currency Equivalent (as defined below) of $5,000,000 (rounded up for the currency amount)

Payments/Prepayments:

Notice of prepayment must be received by:

11 a.m. Local Time 3 Business Days prior to proposed prepayment date

Minimum amount of each prepayment:

Foreign Currency Equivalent of $1,000,000 (rounded up for the currency amount)

Payments must be made to the Foreign Currency Agent at the Swiss Payment Office specified above prior to:

9 a.m. Local Time

6

For purposes of this Schedule:

“Foreign Currency Equivalent” means, with respect to any amount in Dollars, the amount of any Foreign Currency that could be purchased with such amount of Dollars using the reciprocal of the foreign exchange rate(s) specified in the definition of the term “Dollar Equivalent”, as determined by the Administrative Agent.

7

SCHEDULE 1.1E

Foreign Currency Lenders

Set forth below are the Revolving Lenders that, as of the Closing Date, are Foreign Currency Lenders with respect to Canadian Dollars, Pounds Sterling, the Euro, Hong Kong Dollars, Swedish Kronor and Swiss Francs.

Revolving Lender

JPMorgan Chase Bank, N.A.

Wells Fargo Bank, National Association

Fifth Third Bank

PNC Bank, National Association

Bank of America, N.A.

Branch Banking & Trust Company

Sumitomo Mitsui Banking Corp.

KeyBank National Association

The Huntington National Bank

HSBC Bank PLC

HSBC Bank USA, N.A.

MUFG Union Bank, N.A.

The Northern Trust Company

The Private Bank and Trust Company

Compass Bank

Citizensbank, N.A.

1

SCHEDULE 4.13

ERISA Matters

None.

1

SCHEDULE 4.15(a)(i)

Restricted Subsidiaries

Restricted Subsidiary	Jurisdiction of Organization	Owner if Loan Party	Percentage Ownership by a Loan Party
Wolverine de Mexico, S.A. de C.V.	Monterrey, Nuevo Leon, Mexico	Hush Puppies Retail, Inc.	98.99%
Wolverine Worldwide Leathers, Inc.	Delaware, USA	Wolverine World Wide, Inc.	100%
Wolverine Outdoors, Inc.	Michigan, USA	Wolverine World Wide, Inc.	100%
Hush Puppies Retail, Inc.	Michigan, USA	Wolverine World Wide, Inc.	100%
Wolverine Procurement, Inc.	Michigan, USA	Wolverine World Wide, Inc.	100%
Wolverine Sourcing, Inc.	Michigan, USA	Wolverine World Wide, Inc.	100%
Wolverine Slipper Group, Inc.	Michigan, USA	Wolverine World Wide, Inc.	100%
Wolverine de Costa Rica, S.A.	Costa Rica (Free Trade Zone)	Wolverine World Wide, Inc.	100%
Sebago USA, LLC	Delaware, USA	Wolverine World Wide, Inc.	100%
Open Water Ventures, LLC	Delaware, USA	Wolverine World Wide, Inc.	100%
The Stride Rite Corporation	Massachusetts, USA	Open Water Ventures LLC	100%
Wolverine Distribution, Inc.	Delaware, USA	Open Water Ventures LLC	100%
Stride Rite de Mexico, S.A. de C.V.	Mexico City, Federal District, Mexico	SR Holdings, LLC	99%
Stride Rite de Mexico, S.A. de C.V.	Mexico City, Federal District, Mexico	The Stride Rite Corporation	1%
Stride Rite Sourcing International Inc.	Massachusetts, USA	The Stride Rite Corporation	100%

1

Saucony, Inc.	Massachusetts, USA	The Stride Rite Corporation	100%
Stride Rite International Corp.	Massachusetts, USA	The Stride Rite Corporation	100%
Sperry Top-Sider, LLC	Massachusetts, USA	Saucony, Inc.	100%
Keds, LLC	Massachusetts, USA	Saucony, Inc.	100%
Stride Rite Children’s Group, LLC	Massachusetts, USA	Saucony, Inc.	100%
Saucony UK, Inc.	Massachusetts, USA	Saucony, Inc.	100%
SR/Ecom, LLC	Massachusetts, USA	Saucony, Inc.	100%
Stride Rite Investment Corporation	Massachusetts, USA	Saucony, Inc.	100%
SR Holdings, LLC	Delaware, USA	Stride Rite Investment Corporation	100%
Saucony IP Holdings LLC	Delaware, USA	Stride Rite Investment Corporation	100%
SRL, LLC	Delaware, USA	Stride Rite Investment Corporation	100%
Rockford Global C.V.	The Netherlands	Wolverine Outdoors, Inc.	99.9999%
Stride Rite International Services Brazil Ltda.	Brazil	Saucony, Inc.	0.1%
Krause Global B.V.	The Netherlands	Not owned by Loan Party	0%
LifeStyle Brands (BVI) Limited	British Virgin Islands	Not owned by Loan Party	0%
LifeStyle Brands (HK) Limited	Hong Kong	Not owned by Loan Party	0%
LifeStyle Brands of Colombia SAS	Colombia	Not owned by Loan Party	0%
Robeez European Sales Ltd.	United Kingdom (England and Wales)	Not owned by Loan Party	0%
Sebago Dominican Limited	Cayman Islands	Not owned by Loan Party	0%
Sebago International Limited	Cayman Islands	Not owned by Loan Party	0%
Spartan Shoe Company Limited	Cayman Islands	Not owned by Loan Party	0%
Stride Rite UK Limited	United Kingdom (England and Wales)	Not owned by Loan Party	0%

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Wolverine Consulting Services (Zhuhai) Company Limited	People’s Republic of China (Zhuhai Municipality)	Not owned by Loan Party	0%
Wolverine de Argentina S.R.L.	Buenos Aires, Argentina	Not owned by Loan Party	0%
Wolverine Europe B.V.	The Netherlands	Not owned by Loan Party	0%
Wolverine Europe Limited	United Kingdom (England and Wales)	Not owned by Loan Party	0%
Wolverine Europe Retail B.V.	The Netherlands	Not owned by Loan Party	0%
Wolverine Europe Retail Limited	United Kingdom (England and Wales)	Not owned by Loan Party	0%
Wolverine International S.à.r.l.	Luxembourg	Not owned by Loan Party	0%
Wolverine International, S.L.	Barcelona, Spain	Not owned by Loan Party	0%
Wolverine Newco Cayman, Ltd.	Cayman Islands	Not owned by Loan Party	0%
Wolverine Sourcing, Ltd.	Cayman Islands	Not owned by Loan Party	0%
Wolverine Trading (HK) Limited	Hong Kong	Not owned by Loan Party	0%
Wolverine Trading (Zhuhai) Company Limited	People’s Republic of China (Zhuhai Municipality)	Not owned by Loan Party	0%
Wolverine Vietnam LLC	Vietnam	Not owned by Loan Party	0%
Wolverine World Wide Canada ULC	Alberta, Canada	Not owned by Loan Party	0%
Wolverine World Wide Europe Limited	United Kingdom (England and Wales)	Not owned by Loan Party	0%
Wolverine World Wide HK Limited	Hong Kong	Not owned by Loan Party	0%
Wolverine Worldwide Brands Private Limited	India	Not owned by Loan Party	0%
Wolverine Worldwide Leathers HK Limited	Hong Kong	Not owned by Loan Party	0%

3

SCHEDULE 4.15(a)(ii)

Unrestricted Subsidiaries

None.

1

SCHEDULE 4.15(b)

Existing Capital Stock Options

20,000 stock options granted to Taylor Swift on November 8, 2012, as compensation for being an endorser of the Keds brand, with the following vesting dates:

November 8, 2013	6,667

November 8, 2014	6,666

November 15, 2015	6,667

1

SCHEDULE 4.19(a)

UCC Filing Jurisdictions

Loan Parties organized in each of the jurisdictions set forth below and such filings to be made in the offices specified:

Delaware:	Delaware Secretary of State
Michigan:	Michigan Department of State
Massachusetts:	Massachusetts Secretary of the Commonwealth

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SCHEDULE 4.19(b)

Mortgage Filing Jurisdictions

9341 Courtland Drive NE
Rockford, MI  49351 (Kent County)

6001 Cane Run Road

Louisville, Kentucky 40258 (Jefferson County)

1

SCHEDULE 7.2(d)

Existing Indebtedness

Amended and Restated Guaranty made by the Parent Borrower in respect of certain loans or extensions of credit, including letters of credit, overdrafts on operating accounts and rate management transactions and agreements regarding treasury management products (including ACH and BACS), in each case, provided by JPMorgan Chase Bank, N.A. and its Affiliates.

Capital lease obligations related to the offices in Richmond, Indiana in the amount of $650,000.00.

Parent Borrower issued a guaranty of financial support for the benefit of Wolverine World Wide Europe Retail Limited that is valid for a one-year period beginning on 1/03/2015 in the amount of $18,900,000.

Investments listed on Schedule 7.7(a) as of the Second Restatement Effective Date, in each case solely to the extent constituting Indebtedness.

1

SCHEDULE 7.3(b)

Existing Liens

None.

1

SCHEDULE 7.3(i)

Foreign Subsidiary Real Property Liens

None.

1

SCHEDULE 7.7(a)

Existing Investments

Amended and Restated Guaranty made by the Parent Borrower in respect of certain loans or extensions of credit, including letters of credit, overdrafts on operating accounts and rate management transactions and agreements regarding treasury management products (including ACH and BACS), in each case, provided by JPMorgan Chase Bank, N.A. and its Affiliates.

Intercompany investments among the Purchased Subsidiaries as of the Closing Date, which investments were made (i) in the ordinary course in connection with cash management of such Purchased Subsidiaries and (ii) consistent with past practices of Collective and its Subsidiaries.

Investment by the Parent Borrower of $2 million in Tata International Wolverine Brands Ltd., a joint venture between Wolverine World Wide and Tata International.

Parent Borrower issued a letter of financial support to Wolverine World Wide Leathers HK Limitedin the amount of $19,200,000.

Parent Borrower issued a letter of financial support to Wolverine Sourcing, Ltd., in the amount of $7,200,000.

Parent Borrower guaranteed payment of Wolverine World Wide HK Limited’s tax liabilities up to $3,600,000.

Parent Borrower guaranteed the payment of Wolverine Consulting Services (Zhuhai) Company Limited’s line of credit up to $5,800,000.

Parent Borrower guaranteed payment to an ocean carrier for the benefit or Wolverine World Wide Canada ULC up to $80,000.

Parent Borrower provided a standby letter of credit to guarantee payment of Tata International Wolverine Brands Limited’s line of credit up to $1,200,000.

Two capital contributions totaling $1,490,000 were made to Forus Colombia S.A.S.

A capital contribution in the amount of $650,000 was made to Tata International Wolverine Brands Limited.

Saucony, Inc. contributed all of its Capital Stock in Collective Brands Group GmbH to Saucony UK, Inc., which were valued at $5,180,000.

Parent Borrower made a capital contribution to Wolverine Europe B.V. in the amount of $20,300,000.

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Parent Borrower made a capital contribution to Wolverine Europe Limited in the amount of $12,330,000.

Parent Borrower guaranteed leases payments for Wolverine World Wide Canada ULC in the amount of $24,750,000.

Equity Investments as of the date hereof by Loan Parties in Restricted Subsidiaries listed on Schedule 4.15(a)(i) that are not Loan Parties.

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SCHEDULE 7.12

Existing Negative Pledge Clauses

Amended and Restated Guaranty made by the Borrower in respect of certain loans or extensions of credit, including letters of credit, overdrafts on operating accounts and rate management transactions and agreements regarding treasury management products (including ACH and BACS), in each case, provided by JPMorgan Chase Bank, N.A. and its Affiliates.

1

SCHEDULE 7.13

Existing Subsidiary Distribution Clauses

None.

1

EXHIBIT A

FORM OF AMENDED AND RESTATED U.S. GUARANTEE AND COLLATERAL AGREEMENT

made by

WOLVERINE WORLD WIDE, INC.,

as Parent Borrower

the Additional Borrowers from time to time parties hereto,

and certain of the Parent Borrower’s Subsidiaries

in favor of

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

Dated as of October 9, 2012

as Amended and Restated on July 13, 2015

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6.8	Subordination	19
6.9	Deficiency	20

SECTION 7	THE ADMINISTRATIVE AGENT	20
7.1	Administrative Agent’s Appointment as Attorney-in-Fact, etc.	20
7.2	Duty of Administrative Agent	21
7.3	Execution of Financing Statements	21
7.4	Authority of Administrative Agent	22

SECTION 8	MISCELLANEOUS	22
8.1	Amendments in Writing	22
8.2	Notices	22
8.3	No Waiver by Course of Conduct; Cumulative Remedies	22
8.4	Enforcement Expenses; Indemnification	22
8.5	Successors and Assigns	23
8.6	Set-Off	23
8.7	Counterparts	23
8.8	Severability	23
8.9	Section Headings	23
8.10	Integration	23
8.11	GOVERNING LAW	23
8.12	Submission To Jurisdiction; Waivers	23
8.13	Acknowledgements	24
8.14	Additional Grantors	24
8.15	Releases	24
8.16	WAIVER OF JURY TRIAL	25
8.17	No Novation	25

SCHEDULES

Schedule 1	Notice Addresses
Schedule 2	Investment Property
Schedule 3	Perfection Matters
Schedule 4	Jurisdictions of Organization and Chief Executive Offices
Schedule 5	Inventory and Equipment Locations
Schedule 6	Intellectual Property

ii

AMENDED AND RESTATED U.S. GUARANTEE AND COLLATERAL AGREEMENT

AMENDED AND RESTATED U.S. GUARANTEE AND COLLATERAL AGREEMENT, dated as of October 9, 2012, as amended and restated on July [13], 2015, made by each of the signatories hereto (together with any other entity that may become a party hereto as provided herein, the “Grantors”), in favor of JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions or entities (the “Lenders”) from time to time parties to the Credit Agreement, dated as of July 31, 2012, as amended and restated as of July 13, 2015  (as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Wolverine World Wide, Inc. (the “Parent Borrower”), , the Lenders and the Administrative Agent.

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the lenders thereunder made extensions of credit to the Borrowers;

WHEREAS, the Credit Agreement has been amended and restated, and all obligations, liabilities, indebtedness and liens created by the Credit Agreement are continued unimpaired and in full force and effect pursuant to the Credit Agreement;

WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make extensions of credit to the Parent Borrower and the other Borrowers upon the terms and subject to the conditions set forth therein;

WHEREAS, the Parent Borrower is a member of an affiliated group of companies that includes each other Grantor;

WHEREAS, the proceeds of the extensions of credit under the Credit Agreement will be used in part to enable the Parent Borrower to make valuable transfers to one or more of the other Grantors in connection with the operation of their respective businesses;

WHEREAS, the Parent Borrower and the other Grantors are engaged in related businesses, and each Grantor will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement;

WHEREAS, the Grantors and the Administrative Agent are parties to the Guarantee and Collateral Agreement dated as of October 9, 2012, as amended prior to the date hereof (the “Existing Guarantee and Collateral Agreement”); and

WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective extensions of credit to the Parent Borrower and the other Borrowers under the Credit Agreement that the Grantors shall have executed and delivered this Agreement (as defined below) to the Administrative Agent for the ratable benefit of the Secured Parties;

NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Parent Borrower and the other Borrowers under the Credit Agreement, each Grantor hereby agrees with the Administrative Agent, for the ratable benefit of the

Secured Parties, the Existing Guarantee and Collateral Agreement is hereby amended and restated as of July 13, 2015 as follows:

SECTION 1                               DEFINED TERMS

1.1                               Definitions.  (a)  Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms are used herein as defined in the New York UCC:  Accounts, Certificated Security, Chattel Paper, Commercial Tort Claims, Documents, Equipment, Farm Products, Fixtures, General Intangibles, Instruments, Inventory, Letter-of-Credit Rights and Supporting Obligations.

(b)                                 The following terms shall have the following meanings:

“Agreement”:  this Amended and Restated U.S. Guarantee and Collateral Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

“Borrowers”: the Parent Borrower and the Additional Borrowers.

“Collateral”:  as defined in Section 3.

“Collateral Account”:  any collateral account established by the Administrative Agent as provided in Section 6.1 or 6.4.

“Copyrights”:  (i) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished (including, without limitation, those listed in Schedule 6), all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, and (ii) the right to obtain all renewals thereof.

“Copyright Licenses”:  any written agreement naming any Grantor as licensor or licensee (including, without limitation, those listed in Schedule 6), granting any right under any Copyright, including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright.

“Deposit Account”:  as defined in the Uniform Commercial Code of any applicable jurisdiction and, in any event, including, without limitation, any demand, time, savings, passbook or like account maintained with a depositary institution.

“Excluded Capital Stock”: (i) any Capital Stock (other than Capital Stock of a wholly-owned Subsidiary), if the granting of a security interest in such Capital Stock is prohibited by the applicable organizational, joint venture, shareholder, stock purchase or similar agreements (after giving effect to the applicable anti-assignment provisions of the Uniform Commercial Code of any applicable jurisdiction or any other applicable law or principles of equity) and (ii) any Capital Stock that is not required to be pledged hereunder pursuant to clause (i) of the proviso set forth in the definition of “Pledged Stock”.

“Excluded Collateral”:

(i)                                     any property to the extent that a grant of a security interest is prohibited by any Requirements of Law of a Governmental Authority, requires a consent not obtained of any

2

Governmental Authority pursuant to such Requirement of Law or is prohibited by, or constitutes a breach or default under or results in the termination of or requires any consent not obtained under, any contract, license, agreement, instrument or other document evidencing or giving rise to such property or, in the case of any Investment Property, Pledged Stock or Pledged Note (other than any of the foregoing issued by a Grantor), any applicable shareholder or similar agreement, except to the extent that such Requirement of Law or the term in such contract, license, agreement, instrument or other document or shareholder or similar agreement providing for such prohibition, breach, default or termination or requiring such consent is ineffective under applicable law;

(ii)                                  any intercompany Indebtedness owing to any Borrower or any Guarantor by any Excluded Foreign Subsidiary and the New CFC Intercompany Note;

(iii)                               any United States intent-to-use trademark application to the extent and for so long as creation by any Grantor of a security interest therein would result in the forfeiture by such Grantor of its rights therein, unless and until acceptable evidence of use of the Trademark has been filed with and accepted by the United States Patent and Trademark Office pursuant to Section 1(c) or Section 1(d) of the Lanham Act (15 U.S.C. 1051, et seq.), to the extent that granting a Lien in such Trademark application prior to such filing would adversely affect the enforceability or validity of such Trademark application;

(iv)                              motor vehicles and other assets subject to certificates of title;

(v)                                 any Collateral with respect to which the Administrative Agent reasonably determines in consultation with the Parent Borrower that the cost of obtaining a security interest therein are excessive in relation to the value of the security to be afforded by;

(vi)                              any intercompany loans, Indebtedness or receivables owed by any CFC or treated as owed by any CFC for U.S. federal income tax purposes; and

(vii)                           any Excluded Capital Stock.

“Foreign Subsidiary Voting Stock”:  the voting Capital Stock of any (i) Foreign Subsidiary, (ii) Foreign Holding Company or (iii) Disregarded Entity the assets of which consist of Capital Stock in any Foreign Subsidiary or CFC Debt.

“Guarantor Obligations”:  with respect to any Guarantor, all obligations and liabilities of such Guarantor which may arise under or in connection with this Agreement (including, without limitation, Section 2) whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by such Guarantor pursuant to the terms of this Agreement).  Notwithstanding anything in the Loan Documents to the contrary, no Excluded Foreign Subsidiary shall be liable for (or provide collateral security for) any Obligations or Guarantee Obligations of any U.S. Person (including any Guarantee Obligations with respect thereto).

“Guarantors”:  the collective reference to each Grantor; provided that each Grantor shall be considered a Guarantor only with respect to the Primary Obligations of any other Loan Party.

“Intellectual Property”:  the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or

3

otherwise, including, without limitation, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks and the Trademark Licenses, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

“Intercompany Note”:  any promissory note evidencing loans made by any Grantor to the Parent Borrower or any of its Subsidiaries.

“Investment Property”:  the collective reference to (i) all “investment property” as such term is defined in Section 9-102(a)(49) of the New York UCC (other than any Foreign Subsidiary Voting Stock excluded from the definition of “Pledged Stock”) and (ii) whether or not constituting “investment property” as so defined, all Pledged Notes and all Pledged Stock.

“Issuers”:  the collective reference to each issuer of any Investment Property.

“New York UCC”:  the Uniform Commercial Code as from time to time in effect in the State of New York.

“Obligations”:  with respect to any Loan Party, the collective reference to its Primary Obligations and Guarantor Obligations.

“Patents”:  (i) all letters patent of the United States, any other country or any political subdivision thereof, all reissues and extensions thereof and all goodwill associated therewith, including, without limitation, any of the foregoing referred to in Schedule 6, (ii) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, including, without limitation, any of the foregoing referred to in Schedule 6, and (iii) all rights to obtain any reissues or extensions of the foregoing.

“Patent License”:  all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent, including, without limitation, any of the foregoing referred to in Schedule 6.

“Pledged Notes”:  all promissory notes listed on Schedule 2, all Intercompany Notes at any time issued to any Grantor and all other promissory notes issued to or held by any Grantor (other than promissory notes issued in connection with extensions of trade credit by any Grantor in the ordinary course of business and Excluded Collateral).

“Pledged Stock”:  the shares of Capital Stock listed on Schedule 2, together with any other shares, stock certificates, options, interests or rights of any nature whatsoever in respect of the Capital Stock of any Person that may be issued or granted to, or held by, any Grantor while this Agreement is in effect; provided that (i) in no event shall more than 65% of the total outstanding Foreign Subsidiary Voting Stock be required to be pledged hereunder and (ii) in no event shall any Excluded Capital Stock be pledged hereunder. For the avoidance of doubt, no Capital Stock of any Subsidiary that is owned directly or indirectly by a CFC shall be required to be pledged hereunder (unless such CFC shall have elected to become a Subsidiary Guarantor pursuant to the proviso of the definition thereof).

“Primary Obligations”:  with respect to any Loan Party, the collective reference to the unpaid principal of and interest on the Loans and Reimbursement Obligations and all other obligations and liabilities of such Loan Party (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and Reimbursement Obligations and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any

4

petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to such Loan Party, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to the Administrative Agent or any Lender (or, in the case of any Specified Swap Agreement or any Specified Cash Management Agreement, any affiliate of any Lender), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, the other Loan Documents (other than this Agreement), any Letter of Credit, any Specified Swap Agreement, any Specified Cash Management Agreement or any other document made, delivered or given in connection with any of the foregoing, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by such Loan Party pursuant to the terms of any of the foregoing agreements); provided, that for purposes of determining any Guarantor Obligations of any Guarantor under this Agreement, the definition of “Primary Obligations” shall not create any guarantee by any Guarantor of any Excluded Swap Obligations of such Guarantor.

“Proceeds”:  all “proceeds” as such term is defined in Section 9-102(a)(64) of the New York UCC and, in any event, shall include, without limitation, all dividends or other income from the Investment Property, collections thereon or distributions or payments with respect thereto.

“Qualified Keepwell Provider”:  in respect of any Swap Obligation, each Loan Party that, at the time the relevant guarantee (or grant of the relevant security interest, as applicable), becomes effective with respect to such Swap Obligation, has total assets exceeding $10,000,000 or otherwise constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” with respect to such Swap Obligation at such time by entering into a keepwell or guarantee pursuant to Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Receivable”:  any right to payment for goods sold or leased or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including, without limitation, any Account).

“Secured Parties”:  the collective reference to the Administrative Agent, the Foreign Currency Agent, the Swingline Lender, the Lenders and any affiliate of any Lender to which Primary Obligations or Guarantor Obligations, as applicable, are owed.

“Securities Act”:  the Securities Act of 1933, as amended.

“Trademarks”:  (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common-law rights related thereto, including, without limitation, any of the foregoing referred to in Schedule 6, and (ii) the right to obtain all renewals thereof.

“Trademark License”:  any agreement, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademark, including, without limitation, any of the foregoing referred to in Schedule 6.

5

1.2                               Other Definitional Provisions.  (a)  The words “hereof,” “herein”, “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

(b)                                 The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(c)                                  Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor’s Collateral or the relevant part thereof.

SECTION 2                               GUARANTEE

2.1                               Guarantee.  (a)  Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Administrative Agent, for the ratable benefit of the Secured Parties and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Loan Parties when due (whether at the stated maturity, by acceleration or otherwise) of the Primary Obligations (other than, with respect to any Guarantor, any Excluded Swap Obligations of such Guarantor).

(b)                                 Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 2.2).

(c)                                  Each Guarantor agrees that the Primary Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Administrative Agent or any Lender hereunder.

(d)                                 The guarantee contained in this Section 2 shall remain in full force and effect until all the Primary Obligations and the obligations of each Guarantor under the guarantee contained in this Section 2 shall have been satisfied by payment in full, no Letter of Credit shall be outstanding and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement the Loan Parties may be free from any Primary Obligations.

(e)                                  No payment made by the Borrowers, any other Loan Party with Primary Obligations, any of the Guarantors, any other guarantor or any other Person or received or collected by the Administrative Agent or any Lender from the Borrowers, any other Loan Party with Primary Obligations, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Primary Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Primary Obligations or any payment received or collected from such Guarantor in respect of the Primary Obligations), remain liable for the Primary Obligations up to the maximum liability of such Guarantor hereunder until the Primary Obligations are paid in full, no Letter of Credit shall be outstanding and the Commitments are terminated.

2.2                                     Right of Contribution.  Each Subsidiary Guarantor hereby agrees that to the extent that a Subsidiary Guarantor shall have paid more than its proportionate share of any payment made hereunder,

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such Subsidiary Guarantor shall be entitled to seek and receive contribution from and against any other Subsidiary Guarantor hereunder which has not paid its proportionate share of such payment.  Each Subsidiary Guarantor’s right of contribution shall be subject to the terms and conditions of Section 2.3.  The provisions of this Section 2.2 shall in no respect limit the obligations and liabilities of any Subsidiary Guarantor to the Administrative Agent and the Lenders, and each Subsidiary Guarantor shall remain liable to the Administrative Agent and the Lenders for the full amount guaranteed by such Subsidiary Guarantor hereunder.

2.3                                     No Subrogation.  Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by the Administrative Agent or any Lender, no Guarantor shall be entitled to be subrogated to any of the rights of the Administrative Agent or any Lender against any Borrower, any other Loan Party with Primary Obligations or any other Guarantor or any collateral security or guarantee or right of offset held by the Administrative Agent or any Lender for the payment of the Primary Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from any Borrower, any other Loan Party with Primary Obligations or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Administrative Agent and the Lenders by the Loan Parties on account of the Primary Obligations are paid in full, no Letter of Credit shall be outstanding and the Commitments are terminated.  If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Primary Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Administrative Agent and the Lenders, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Administrative Agent, if required), to be applied against the Primary Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine.

2.4                                     Amendments, etc. with respect to the Primary Obligations.  Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Primary Obligations made by the Administrative Agent or any Lender may be rescinded by the Administrative Agent or such Lender and any of the Primary Obligations continued, and the Primary Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or any Lender, and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders or all Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Administrative Agent or any Lender for the payment of the Primary Obligations may be sold, exchanged, waived, surrendered or released.  Neither the Administrative Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Primary Obligations or for the guarantee contained in this Section 2 or any property subject thereto.

2.5                                     Guarantee Absolute and Unconditional.  Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Primary Obligations and notice of or proof of reliance by the Administrative Agent or any Lender upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Primary Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between the Loan Parties, on the one hand, and the Administrative Agent and the Lenders, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in

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this Section 2.  Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon any Borrower, any other Loan Party with Primary Obligations or any of the Guarantors with respect to the Primary Obligations.  Each Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Primary Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by any Borrower or any other Person against the Administrative Agent or any Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Parent Borrower, any other Loan Party with Primary Obligations or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Loan Parties for the Primary Obligations, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance.  When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Administrative Agent or any Lender may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against any Borrower, any other Loan Party with Primary Obligations, any other Guarantor or any other Person or against any collateral security or guarantee for the Primary Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any Lender to make any such demand, to pursue such other rights or remedies or to collect any payments from any Borrower, any other Loan Party with Primary Obligations, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of any such Borrower, any other Loan Party with Primary Obligations, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent or any Lender against any Guarantor.  For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

2.6                                     Reinstatement.  The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Primary Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Borrower, any other Loan Party with Primary Obligations or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any Borrower, any other Loan Party with Primary Obligations or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

2.7                                     Payments.  Each Guarantor hereby guarantees that payments hereunder will be paid to the Administrative Agent without set-off or counterclaim in Dollars at the Funding Office.

2.8                                     Keepwell. Each Qualified Keepwell Provider hereby jointly and severally absolutely, unconditionally, and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party to honor all of its obligations under this guarantee in respect of any Swap Obligation (provided, however, that each Qualified Keepwell Provider shall only be liable under this Section 2.8 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 2.8, or otherwise under this guarantee, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount).  The obligations of each Qualified Keepwell Provider under this Section 2.8 shall remain in full force and effect until the Guarantor Obligations shall have been satisfied by payment in full, no Letter of Credit shall be outstanding and the Commitments shall be terminated. Each Qualified Keepwell Provider intends

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that this Section 2.8 constitute, and this Section 2.8 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

SECTION 3                               GRANT OF SECURITY INTEREST

Each Grantor hereby assigns and transfers to the Administrative Agent, and hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in, all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Collateral”), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Grantor’s Obligations:

(a)                                 all Accounts;

(b)                                 all Chattel Paper;

(c)                                  all Contracts;

(d)                                 all Deposit Accounts;

(e)                                  all Documents (other than title documents with respect to Vehicles);

(f)                                   all Equipment;

(g)                                  all Fixtures;

(h)                                 all General Intangibles;

(i)                                     all Instruments;

(j)                                    all Intellectual Property;

(k)                                 all Inventory;

(l)                                     all Investment Property;

(m)                             all Letter-of-Credit Rights;

(n)                                 all Securities Accounts;

(o)                                 all other property not otherwise described above (except for any property specifically excluded from any clause in this section above, and any property specifically excluded from any defined term used in any clause of this section above);

(p)                                 all books and records pertaining to the Collateral; and

(q)                                 to the extent not otherwise included, all Proceeds, Supporting Obligations and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;

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provided, however, that notwithstanding any of the other provisions set forth in this Section 3, this Agreement shall not constitute a grant of a security interest in any Excluded Collateral and the term “Collateral” (including all of the individual items comprising Collateral) shall not include, any Excluded Collateral.

SECTION 4                               REPRESENTATIONS AND WARRANTIES

To induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrowers thereunder, each Grantor hereby represents and warrants to the Administrative Agent and each Lender that:

4.1                               Title; No Other Liens.  Except for the security interest granted to the Administrative Agent for the ratable benefit of the Secured Parties pursuant to this Agreement and the other Liens permitted to exist on the Collateral by the Credit Agreement, such Grantor owns each item of the Collateral free and clear of any and all Liens of others.  As of the date hereof, no financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, pursuant to this Agreement or as are permitted by the Credit Agreement.  For the avoidance of doubt, it is understood and agreed that any Grantor may, as part of its business, grant licenses to third parties to use Intellectual Property owned or developed by a Grantor.  For purposes of this Agreement and the other Loan Documents, such licensing activity shall not constitute a “Lien” on such Intellectual Property.  Each of the Administrative Agent and each Lender understands that any such licenses may be exclusive to the applicable licensees, and such exclusivity provisions may limit the ability of the Administrative Agent to utilize, sell, lease or transfer the related Intellectual Property or otherwise realize value from such Intellectual Property pursuant hereto.

4.2                               Perfected First Priority Liens.  The security interests granted pursuant to this Agreement (a) upon completion of the filings and other actions specified on Schedule 3 (which, in the case of all filings and other documents referred to on said Schedule, have been delivered to the Administrative Agent in completed and duly executed form) will constitute valid and, to the extent such security interests may be perfected by such filings under applicable law, perfected security interests in all of the Collateral in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, as collateral security for such Grantor’s Obligations, enforceable in accordance with the terms hereof and (b) are prior to all other Liens on the Collateral in existence on the date hereof except for Liens permitted by the Credit Agreement.

4.3                               Jurisdiction of Organization; Chief Executive Office.  On the date hereof, such Grantor’s jurisdiction of organization, identification number from the jurisdiction of organization (if any), and the location of such Grantor’s chief executive office or sole place of business or principal residence, as the case may be, are specified on Schedule 4.  Such Grantor has furnished to the Administrative Agent a certified charter, certificate of incorporation or other organization document and long-form good standing certificate as of a date which is recent to the date hereof.

4.4                               Inventory and Equipment.  On the date hereof, the material Inventory and the Equipment (other than mobile goods, goods in transit, goods in the possession of third parties in the ordinary course of business, goods at a location being serviced or repaired and goods at a retail store location) are kept at the locations listed on Schedule 5.

4.5                               Farm Products.  No material portion of the Collateral constitutes, or is the Proceeds of, Farm Products.

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4.6                                     Investment Property.  (a)  The shares of Pledged Stock pledged by such Grantor hereunder constitute all the issued and outstanding shares of all classes of the Capital Stock of each Issuer owned by such Grantor or, in the case of Foreign Subsidiary Voting Stock, if less, constitutes 65% of the outstanding Foreign Subsidiary Voting Stock of each relevant Issuer.

(b)                                 All the shares of the Pledged Stock have been duly and validly issued and are fully paid and (except in the case of limited liability companies and limited partnerships) nonassessable.

(c)                                  Each of the Pledged Notes constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(d)                                 Such Grantor is the record and beneficial owner of, and has good and marketable title to, the Investment Property pledged by it hereunder, free of any and all Liens, except for the security interest created by this Agreement or as otherwise permitted by the Credit Agreement.

4.7                               Intellectual Property.

(a)                                 Schedule 6 lists all Intellectual Property owned by such Grantor in its own name and registered with the United States Patent and Trademark Office or the United States Copyright Office, and all material Intellectual Property owned by such Grantor in its own name and registered in any similar office or agency in any other country or any political subdivision thereof as applicable, on the date hereof.

(b)                                 Except as could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect, such Grantor owns or licenses or has other valid and enforceable rights to use all Intellectual Property necessary for the conduct of its business as currently conducted; no material claim has been asserted or is pending by any Person challenging or questioning the use of any Intellectual Property or the validity or effectiveness of any Intellectual Property by any Grantor, nor does the Grantor know of any valid basis for any such claim; and the use of Intellectual Property by each Grantor does not infringe on the rights of any Person in any material respect.

4.8                               Commercial Tort Claims

(a)                                 On the date hereof, no Grantor has rights in any Commercial Tort Claim asserted in writing in an amount reasonably to be expected to exceed $300,000.

(b)                                 Upon the filing of a financing statement covering any Commercial Tort Claim referred to in Section 5.10 hereof against such Grantor in the jurisdiction specified in Schedule 3 hereto, the security interest granted in such Commercial Tort Claim will constitute a valid perfected security interest in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, as collateral security for such Grantor’s Obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor and any Persons purporting to purchase such Collateral from Grantor, which security interest shall be prior to all other Liens on such Collateral except for unrecorded liens permitted by the Credit Agreement which have priority over the Liens on such Collateral by operation of law.

SECTION 5                               COVENANTS

Each Grantor covenants and agrees with the Administrative Agent and the Lenders that, from and after the date of this Agreement until the Obligations shall have been paid in full (other than

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contingent indemnification obligations), no Letter of Credit shall be outstanding and the Commitments shall have terminated:

5.1                                     Delivery of Instruments, Certificated Securities and Chattel Paper.  If any amount payable in excess of $250,000 under or in connection with any of the Collateral shall be or become evidenced by any Instrument, Certificated Security or Chattel Paper, such Instrument, Certificated Security or Chattel Paper shall be delivered to the Administrative Agent, duly indorsed in a manner satisfactory to the Administrative Agent concurrently with the delivery of the Compliance Certificate in respect of the relevant fiscal quarter as required by Section 6.2(b) of the Credit Agreement, to be held as Collateral pursuant to this Agreement.

5.2                                     Maintenance of Insurance.  (a)  Such Grantor will maintain, with financially sound and reputable companies, insurance policies (i) insuring the Inventory and Equipment against loss by fire, explosion, theft and such other casualties as may be reasonably satisfactory to the Administrative Agent and (ii) insuring such Grantor, the Administrative Agent and the Lenders against liability for personal injury and property damage relating to such Inventory and Equipment, such policies to be in such form and amounts and having such coverage as may be reasonably satisfactory to the Administrative Agent.

(b)                                 All such insurance shall name the Administrative Agent as insured party or loss payee, as applicable, and shall otherwise be reasonably satisfactory to the Administrative Agent.

(c)                                  If requested by the Administrative Agent, the Parent Borrower shall deliver to the Administrative Agent and the Lenders a report of a reputable insurance broker with respect to such insurance substantially concurrently with each delivery of the Parent Borrower’s audited annual financial statements and such supplemental reports with respect thereto as the Administrative Agent may from time to time reasonably request; provided, that the Administrative Agent shall discuss with, and seek clarity from, representatives of the Grantor reasonably in advance of any request for such report of an insurance broker.

5.3                                     Payment of Obligations.  Such Grantor will pay its Tax liabilities, that, if not paid, could reasonably be expected to result in a Material Adverse Effect before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings and (b) the Grantor has set aside on its books adequate reserves with respect thereto in accordance with GAAP.

5.4                                     Maintenance of Perfected Security Interest; Further Documentation.  (a)  Such Grantor shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in Section 4.2 and shall defend such security interest against the claims and demands of all Persons whomsoever, subject to the rights of such Grantor under the Loan Documents to dispose of the Collateral.

(b)                                 Such Grantor will furnish to the Administrative Agent and the Lenders from time to time statements and schedules further identifying and describing the assets and property of such Grantor and such other reports in connection therewith as the Administrative Agent may reasonably request, all in reasonable detail.

(c)                                  At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, (i) filing any

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financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby and (ii) in the case of Investment Property, Deposit Accounts, Letter-of-Credit Rights (in each case to the extent constituting Collateral in which a lien is required to be perfected by control hereunder) and any other relevant Collateral, taking any actions necessary to enable the Administrative Agent to obtain “control” (within the meaning of the applicable Uniform Commercial Code) with respect thereto.

5.5                                     Changes in Name, etc.  Such Grantor will not, except upon 15 days’ prior written notice to the Administrative Agent (or such shorter time period as is acceptable to the Administrative Agent in its sole discretion) and delivery to the Administrative Agent of all additional executed financing statements and other documents reasonably requested by the Administrative Agent to maintain the validity, perfection and priority of the security interests provided for herein, (i) change its jurisdiction of organization or the location of its chief executive office or sole place of business or principal residence from that referred to in Section 4.3 or (ii) change its name.

5.6                                     [Reserved].

5.7                                     Investment Property.  (a)  If such Grantor shall become entitled to receive or shall receive any certificate (including, without limitation, any certificate representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Capital Stock of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock, or otherwise in respect thereof, such Grantor shall accept the same as the agent of the Administrative Agent and the Lenders, hold the same in trust for the Administrative Agent and the Lenders and deliver the same forthwith to the Administrative Agent in the exact form received, duly indorsed by such Grantor to the Administrative Agent, if required, together with an undated stock power covering such certificate duly executed in blank by such Grantor, to be held by the Administrative Agent, subject to the terms hereof, as additional collateral security for the Obligations; provided, that in no event shall this Section 5.7(a) apply to any Excluded Collateral. In case any distribution of capital shall be made on or in respect of the Investment Property or any property shall be distributed upon or with respect to the Investment Property pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Administrative Agent, be delivered to the Administrative Agent to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Investment Property shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to the Administrative Agent, hold such money or property in trust for the Administrative Agent and the Lenders, segregated from other funds of such Grantor, as additional collateral security for the Obligations.

(b)                                 Without the prior written consent of the Administrative Agent, such Grantor will not (i) vote to enable, or take any other action to permit, any Issuer to issue any Capital Stock of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any Capital Stock of any nature of any Issuer (unless in each case such Grantor has provided the Administrative Agent five business days’ prior written notice and such Grantor shall comply with the provisions of the Loan Documents with respect to such newly issued Capital Stock and, if applicable, securities) , (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Investment Property or Proceeds thereof (except pursuant to a transaction expressly permitted by the Credit Agreement), (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Investment Property or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement or as permitted under the Credit Agreement or (iv) enter into any agreement or undertaking restricting the right or ability of such Grantor or the Administrative Agent

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to sell, assign or transfer any of the Investment Property or Proceeds thereof (except for any such agreement or undertaking set forth in the definitive documentation in respect of a Disposition of such Investment Property permitted under the Credit Agreement).

(c)                                  In the case of each Grantor which is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Investment Property issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 5.7(a) with respect to the Investment Property issued by it and (iii) the terms of Sections 6.3(c) and 6.7 shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 6.3(c) or 6.7 with respect to the Investment Property issued by it.

5.8                               [Reserved].

5.9                               Intellectual Property.

(a)                                 Except, in each case, where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, such Grantor (either itself or through licensees) will take all reasonable and necessary action to preserve, maintain, and enforce all of such Grantor’s Intellectual Property that is necessary to the conduct of its business.

(b)                                 [Reserved].

(c)                                  [Reserved].

(d)                                 Except, in each case, where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, such Grantor (either itself or through licensees) will not do any act that knowingly uses any material Intellectual Property to infringe the intellectual property rights of any other Person.

(e)                                  Such Grantor will notify the Administrative Agent and the Lenders immediately if it knows, or has reason to know, that any application or registration relating to any material Intellectual Property may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding such Grantor’s ownership of, or the validity of, any material Intellectual Property or such Grantor’s right to register the same or to own and maintain the same, unless the forfeiture, abandonment, dedication to the public or adverse determination could not reasonably be expected to result in a Material Adverse Effect.

(f)                                   Whenever such Grantor, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office, or any similar office or agency in any other country or any political subdivision thereof, such Grantor shall report such filing to the Administrative Agent concurrently with the delivery of the Compliance Certificate in respect of the relevant fiscal quarter as required by Section 6.2(b) of the Credit Agreement.  Upon request of the Administrative Agent, such Grantor shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as the Administrative Agent may reasonably request to evidence the Administrative Agent’s and the Lenders’ security interest in any Copyright, Patent or Trademark and the goodwill and general intangibles of such Grantor relating thereto or represented thereby.

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(g)                                  Such Grantor will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the material Intellectual Property, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability in respect of Intellectual Property necessary to the conduct of its business, except where the failure to maintain or pursue such application, to obtain the relevant registration, or to maintain the registration of such Intellectual Property could not reasonably be expected to result in a Material Adverse Effect.

(h)                                 In the event that any material Intellectual Property is infringed, misappropriated or diluted by a third party, such Grantor shall take such actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property.

5.10                              Commercial Tort Claims.  If such Grantor shall obtain an interest in any Commercial Tort Claim asserted in writing in an amount reasonably expected to exceed $300,000, such Grantor shall concurrently with the delivery of the Compliance Certificate in respect of the relevant fiscal quarter as required by Section 6.2(b) of the Credit Agreement notify the Administrative Agent thereof and, promptly upon the written request therefor, sign and deliver documentation reasonably acceptable to the Administrative Agent granting a security interest under the terms and provisions of this Agreement in and to such Commercial Tort Claim.

5.11                              Deposit Accounts; Securities Accounts.  Within 60 days of the Second Restatement Effective Date (or such later date as the Administrative Agent may agree in its reasonable discretion), such Grantor shall (i) enter into Deposit Account Control Agreements in respect of Deposit Accounts (other than Excluded Accounts) maintained by such Grantor pursuant to which the Administrative Agent shall obtain control (as such term is defined in Section 9-104 of Article 9 of the UCC) of such Deposit Accounts and (ii) enter into Securities Account Control Agreement in respect of Securities Accounts (other than Excluded Securities Accounts) maintained by such Grantor pursuant to which the Administrative Agent shall obtain control (as such term is defined in Section 8-106 of Article 8 of the UCC) of such Securities Account.

(a)                                 Upon (i) such Grantor opening any Deposit Account (other than an Excluded Account) or any Deposit Account of such Grantor ceasing to be an Excluded Account, within 30 days thereof (subject to extension by the Administrative Agent in its sole discretion) enter into a Deposit Account Control Agreement with the Administrative Agent in order to give the Administrative Agent control (as such term is defined in Section 9-104 of Article 9 of the UCC) of such Deposit Account and (ii) the aggregate balance in all Petty Cash Accounts of the Grantors that are not subject to Deposit Account Control Agreements exceeding $10,000,000, within 30 days (subject to extension by the Administrative Agent in its sole discretion) enter into Deposit Account Control Agreements with the Administrative Agent in order to give the Administrative Agent control (as such term is defined in Section 9-104 of Article 9 of the UCC) of Petty Cash Accounts such that the aggregate balance in all Petty Cash Accounts of the Grantors that are not subject to Deposit Account Control Agreements is less than $10,000,000.

(b)                                 Upon such Grantor opening any Securities Account (other than an Excluded Securities Account) or any Securities Account of such Grantor ceasing to be an Excluded Securities Account, within 30 days thereof (subject to extension by the Administrative Agent in its sole discretion) enter into a Securities Account Control Agreement with the Administrative Agent in order to give the Administrative Agent control (as such term is defined in Section 8-106 of Article 8 of the UCC) of such Securities Account.

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SECTION 6                               REMEDIAL PROVISIONS

6.1                                     Certain Matters Relating to Receivables.  (a)  At any time after the occurrence and during the continuance of an Event of Default (i) the Administrative Agent shall have the right to make test verifications of the Receivables in any manner and through any medium that it reasonably considers advisable, and each Grantor shall furnish all such assistance and information as the Administrative Agent may require in connection with such test verifications and (ii)  upon the Administrative Agent’s request and at the expense of the relevant Grantor, such Grantor shall cause independent public accountants or others satisfactory to the Administrative Agent to furnish to the Administrative Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Receivables.

(b)                                 At any time after the occurrence and during the continuance of an Event of Default, the Administrative Agent hereby authorizes each Grantor to collect such Grantor’s Receivables, subject to the Administrative Agent’s direction and control, and the Administrative Agent may curtail or terminate said authority at any time after the occurrence and during the continuance of such Event of Default.  If required by the Administrative Agent at any time after the occurrence and during the continuance of such Event of Default, any payments of Receivables, when collected by any Grantor, (i) shall be forthwith (and, in any event, within two Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Administrative Agent if required, in a Collateral Account maintained under the sole dominion and control of the Administrative Agent, subject to withdrawal by the Administrative Agent for the account of the Lenders only as provided in Section 6.5, and (ii) until so turned over, shall be held by such Grantor in trust for the Administrative Agent and the Lenders, segregated from other funds of such Grantor.  Each such deposit of Proceeds of Receivables shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

6.2                                     Communications with Obligors; Grantors Remain Liable.  (a)  At any time after the occurrence and during the continuance of an Event of Default, the Administrative Agent in its own name or in the name of others may at any time communicate with obligors under the Receivables and parties to the Contracts to verify with them to the Administrative Agent’s satisfaction the existence, amount and terms of any Receivables or Contracts.

(b)                                 Upon the request of the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall notify obligors on the Receivables and parties to the Contracts that the Receivables and the Contracts have been assigned to the Administrative Agent for the ratable benefit of the Secured Parties and that payments in respect thereof shall be made directly to the Administrative Agent.

(c)                                  Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Receivables and Contracts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto.  Neither the Administrative Agent nor any Lender shall have any obligation or liability under any Receivable (or any agreement giving rise thereto) or Contract by reason of or arising out of this Agreement or the receipt by the Administrative Agent or any Lender of any payment relating thereto, nor shall the Administrative Agent or any Lender be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Receivable (or any agreement giving rise thereto) or Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

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6.3                                     Pledged Stock.  (a)  Unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given notice to the relevant Grantor of the Administrative Agent’s intent to exercise its corresponding rights pursuant to Section 6.3(b), each Grantor shall be permitted to receive all cash dividends paid in respect of the Pledged Stock and all payments made in respect of the Pledged Notes, to the extent permitted in the Credit Agreement, and to exercise all voting and corporate or other organizational rights with respect to the Investment Property; provided, however, that no vote shall be cast or corporate or other organizational right exercised or other action taken which, in the Administrative Agent’s reasonable judgment, would materially impair the Collateral or result in any Default or Event of Default under the Credit Agreement.

(b)                                 If an Event of Default shall occur and be continuing and the Administrative Agent shall give notice of its intent to exercise such rights to the relevant Grantor or Grantors, (i) the Administrative Agent shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Investment Property and make application thereof to the Obligations in such order as the Administrative Agent may determine, and (ii) any or all of the Investment Property shall be registered in the name of the Administrative Agent or its nominee, and the Administrative Agent or its nominee may thereafter exercise (x) all voting, corporate and other rights pertaining to such Investment Property at any meeting of shareholders of the relevant Issuer or Issuers or otherwise and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Investment Property as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Investment Property upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate or other organizational structure of any Issuer, or upon the exercise by any Grantor or the Administrative Agent of any right, privilege or option pertaining to such Investment Property, and in connection therewith, the right to deposit and deliver any and all of the Investment Property with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Administrative Agent may determine), all without liability except to account for property actually received by it, but the Administrative Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

(c)                                  Each Grantor hereby authorizes and instructs each Issuer of any Investment Property pledged by such Grantor hereunder to (i) comply with any instruction received by it from the Administrative Agent in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying, and (ii) upon the occurrence and continuance of any Event of Default, unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Investment Property directly to the Administrative Agent.

6.4                                     Proceeds to be Turned Over To Administrative Agent.  In addition to the rights of the Administrative Agent and the Lenders specified in Section 6.1 with respect to payments of Receivables, if an Event of Default shall occur and be continuing, all Proceeds received by any Grantor consisting of cash, checks and other near-cash items shall be held by such Grantor in trust for the Administrative Agent and the Lenders, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Administrative Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Administrative Agent, if required).  All Proceeds received by the Administrative Agent hereunder shall be held by the Administrative Agent in a Collateral Account maintained under its sole dominion and control.  All Proceeds while held by the Administrative Agent in a Collateral Account (or by such Grantor in trust for the Administrative Agent and the Lenders) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 6.5.

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6.5                                     Application of Proceeds.  At such intervals as may be agreed upon by the Parent Borrower and the Administrative Agent, or, if an Event of Default shall have occurred and be continuing, at any time at the Administrative Agent’s election, the Administrative Agent may apply all or any part of Proceeds constituting Collateral, whether or not held in any Collateral Account, and any proceeds of the guarantee set forth in Section 2, in payment of the Obligations in the following order:

First, to pay incurred and unpaid fees and expenses of the Administrative Agent under the Loan Documents;

Second, to the Administrative Agent, for application by it towards payment of amounts then due and owing and remaining unpaid in respect of the Obligations, pro rata among the Secured Parties according to the amounts of the Obligations then due and owing and remaining unpaid to the Secured Parties;

Third, to the Administrative Agent, for application by it towards prepayment of the Obligations, pro rata among the Secured Parties according to the amounts of the Obligations then held by the Secured Parties; and

Fourth, any balance remaining after the Obligations shall have been paid in full, no Letters of Credit shall be outstanding and the Commitments shall have terminated shall be paid over to the Parent Borrower or to whomsoever may be lawfully entitled to receive the same.

Notwithstanding the foregoing, no amounts received from any Guarantor shall be applied to any Excluded Swap Obligations of such Guarantor.

6.6                                     Code and Other Remedies.  If an Event of Default shall occur and be continuing, the Administrative Agent, on behalf of the Lenders, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the New York UCC or any other applicable law.  Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of the Administrative Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk.  The Administrative Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released.  Each Grantor further agrees, at the Administrative Agent’s request, to assemble the Collateral and make it available to the Administrative Agent at places which the Administrative Agent shall reasonably select, whether at such Grantor’s premises or elsewhere.  The Administrative Agent shall apply the net proceeds of any action taken by it pursuant to this Section 6.6, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and the Lenders hereunder, including, without limitation, reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Administrative Agent may elect, and only after such application and after the payment by the

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Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-615(a)(3) of the New York UCC, need the Administrative Agent account for the surplus, if any, to any Grantor.  To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Administrative Agent or any Lender arising out of the exercise by them of any rights hereunder.  If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

6.7                                     Registration Rights.  (a)  If the Administrative Agent shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Section 6.6, and if in the opinion of the Administrative Agent it is necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act, the relevant Grantor will cause the Issuer thereof to (i) execute and deliver, and cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Administrative Agent, necessary or advisable to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Stock, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto.  Each Grantor agrees to cause such Issuer to comply with the provisions of the securities or “Blue Sky” laws of any and all jurisdictions which the Administrative Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

(b)                                 Each Grantor recognizes that the Administrative Agent may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof.  Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner.  The Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

(c)                                  Each Grantor agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this Section 6.7 valid and binding and in compliance with any and all other applicable Requirements of Law.  Each Grantor further agrees that a breach of any of the covenants contained in this Section 6.7 will cause irreparable injury to the Administrative Agent and the Lenders, that the Administrative Agent and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 6.7 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

6.8                                     Subordination.  Each Grantor hereby agrees that, upon the occurrence and during the continuance of an Event of Default, unless otherwise agreed by the Administrative Agent, all

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Indebtedness owing by it to any Subsidiary of the Parent Borrower shall be fully subordinated to the indefeasible payment in full in cash of such Grantor’s Obligations.

6.9                                     Deficiency.  Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Obligations and the fees and disbursements of any attorneys employed by the Administrative Agent or any Lender to collect such deficiency.

SECTION 7                               THE ADMINISTRATIVE AGENT

7.1                                     Administrative Agent’s Appointment as Attorney-in-Fact, etc.  (a)  Each Grantor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Administrative Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

(i)                                     in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or Contract or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any and all such moneys due under any Receivable or Contract or with respect to any other Collateral whenever payable;

(ii)                                  in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Administrative Agent may request to evidence the Administrative Agent’s and the Lenders’ security interest in such Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

(iii)                               pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

(iv)                              execute, in connection with any sale provided for in Section 6.6 or 6.7, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

(v)                                 (1)  direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct;  (2)   ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral;  (3)   sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral;  (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other

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right in respect of any Collateral; (5) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Administrative Agent may deem appropriate; (7) assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Administrative Agent shall in its sole discretion determine; and (8) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and do, at the Administrative Agent’s option and such Grantor’s expense, at any time, or from time to time, all acts and things which the Administrative Agent deems necessary to protect, preserve or realize upon the Collateral and the Administrative Agent’s and the Lenders’ security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

Anything in this Section 7.1(a)  to the contrary notwithstanding, the Administrative Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 7.1(a) (other than pursuant to clause (ii) thereof) unless an Event of Default shall have occurred and be continuing.

(b)                                 If any Grantor fails to perform or comply with any of its agreements contained herein, the Administrative Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

(c)                                  The expenses of the Administrative Agent incurred in connection with actions undertaken as provided in this Section 7.1, together with interest thereon at a rate per annum equal to the highest rate per annum at which interest would then be payable on any category of past due ABR Loans under the Credit Agreement, from the date of payment by the Administrative Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Administrative Agent on demand.

(d)                                 Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof.  All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

7.2                                     Duty of Administrative Agent.  The Administrative Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account.  Neither the Administrative Agent, any Lender nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.  The powers conferred on the Administrative Agent and the Lenders hereunder are solely to protect the Administrative Agent’s and the Lenders’ interests in the Collateral and shall not impose any duty upon the Administrative Agent or any Lender to exercise any such powers.  The Administrative Agent and the Lenders shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

7.3                                     Execution of Financing Statements.  Pursuant to any applicable law, each Grantor authorizes the Administrative Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of such Grantor in such

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form and in such offices as the Administrative Agent determines appropriate to perfect the security interests of the Administrative Agent under this Agreement.  Each Grantor authorizes the Administrative Agent to use the collateral description “all personal property except Excluded Collateral as further described in Exhibit A” in any such financing statements.  Each Grantor hereby ratifies and authorizes the filing by the Administrative Agent of any financing statement with respect to the Collateral made prior to the date hereof.

7.4                                     Authority of Administrative Agent.  Each Grantor acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Administrative Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Grantors, the Administrative Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

SECTION 8                               MISCELLANEOUS

8.1                                     Amendments in Writing.  None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 10.1 of the Credit Agreement.

8.2                                     Notices.  All notices, requests and demands to or upon the Administrative Agent or any Grantor hereunder shall be effected in the manner provided for in Section 10.2 of the Credit Agreement; provided that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on Schedule 1.

8.3                                     No Waiver by Course of Conduct; Cumulative Remedies.  Neither the Administrative Agent nor any Lender shall by any act (except by a written instrument pursuant to Section 8.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default.  No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof.  No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  A waiver by the Administrative Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Lender would otherwise have on any future occasion.  The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

8.4                                     Enforcement Expenses; Indemnification.  (a)  Each Guarantor agrees to pay or reimburse each Lender and the Administrative Agent for all its costs and expenses incurred in collecting against such Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement and the other Loan Documents to which such Guarantor is a party, including, without limitation, the fees and disbursements of counsel (including the allocated fees and expenses of in-house counsel) to each Lender and of counsel to the Administrative Agent.

(b)                                 Each Guarantor agrees to pay, and to save the Administrative Agent and the Lenders harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery,

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enforcement, performance and administration of this Agreement to the extent the Parent Borrower would be required to do so pursuant to Section 10.5 of the Credit Agreement.

(c)                                  The agreements in this Section 8.4 shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents.

8.5                                     Successors and Assigns.  This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Administrative Agent and the Lenders and their successors and assigns; provided that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent.

8.6                                     Set-Off.  In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without notice to any Grantor, any such notice being expressly waived by each Grantor to the extent permitted by applicable law, upon any Obligations becoming due and payable by any Grantor (whether at the stated maturity, by acceleration or otherwise), to apply to the payment of such Obligations, by setoff or otherwise, any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender, any affiliate thereof or any of their respective branches or agencies to or for the credit or the account of such Grantor; provided further, that to the extent prohibited by applicable law as described in the definition of “Excluded Swap Obligation,” no amounts set off with respect to any Guarantor shall be applied to any Excluded Swap Obligations of such Guarantor.  Each Lender agrees promptly to notify the relevant Grantor and the Administrative Agent after any such application made by such Lender, provided that the failure to give such notice shall not affect the validity of such application.

8.7                                     Counterparts.  This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by email or telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

8.8                                     Severability.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8.9                                     Section Headings.  The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

8.10                              Integration.  This Agreement and the other Loan Documents represent the agreement of the Grantors, the Administrative Agent and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents.

8.11                              GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

8.12                              Submission To Jurisdiction; Waivers.  Each Grantor hereby irrevocably and unconditionally:

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(a)                                 submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the courts of the State of New York in the Borough of Manhattan, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof; provided, that nothing contained herein or in any other Loan Document will prevent any Lender or the Administrative Agent from bringing any action to enforce any award or judgment or exercise any right under this Agreement or against any Collateral or any other property of any Loan Party in any other forum in which jurisdiction can be established;

(b)                                 consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c)                                  agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Grantor at its address referred to in Section 8.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

(d)                                 agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(e)                                  waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

8.13                              Acknowledgements.  Each Grantor hereby acknowledges that:

(a)                                 it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

(b)                                 neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Grantors, on the one hand, and the Administrative Agent and Lenders, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c)                                  no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Grantors and the Lenders.

8.14                              Additional Grantors.  Each Subsidiary of the Parent Borrower that is required to become a party to this Agreement pursuant to Section 6.10 of the Credit Agreement shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex 1 hereto. Notwithstanding anything to the contrary contained in this Agreement, in no event shall any Subsidiary other than a U.S. Loan Party become a party hereto as a Grantor.

8.15                              Releases.  (a)  At such time as the Loans, the Reimbursement Obligations and the other Obligations (other than Obligations in respect of Specified Swap Agreements and Specified Cash Management Agreements) shall have been paid in full (other than contingent indemnification

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obligations), the Commitments have been terminated and no Letters of Credit shall be outstanding, the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors.  At the request and sole expense of any Grantor following any such termination, the Administrative Agent shall deliver to such Grantor any Collateral held by the Administrative Agent hereunder, and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

(b)                                 If any of the Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Credit Agreement, then the Administrative Agent, at the request and sole expense of such Grantor, shall execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral.  At the request and sole expense of the Parent Borrower, a Subsidiary Guarantor shall be released from its obligations hereunder in the event that (i) all the Capital Stock of such Subsidiary Guarantor shall be sold, transferred or otherwise disposed of in a transaction permitted by the Credit Agreement or (ii) such Subsidiary Guarantor becomes an Unrestricted Subsidiary or otherwise ceases to be required to be a Subsidiary Guarantor under the terms of the Credit Agreement; provided that the Parent Borrower shall have delivered to the Administrative Agent, at least five Business Days prior to the date of the proposed release, a written request for release identifying the relevant Subsidiary Guarantor and the terms of the sale or other disposition or other occurrence in reasonable detail, including in the case of a sale of the Capital Stock of such Subsidiary Guarantor the price thereof and any expenses in connection therewith, together with a certification by the Parent Borrower stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents.

8.16                              WAIVER OF JURY TRIAL.  EACH GRANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

8.17                              No Novation.  This Agreement shall not extinguish the obligations outstanding under the Existing Guarantee and Collateral Agreement or discharge or release the lien or priority of the Existing Guarantee and Collateral Agreement.  Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Existing Guarantee and Collateral Agreement as amended and restated by this Agreement or instruments securing the same, which shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith.  Nothing implied in this Agreement or in any other document contemplated hereby shall be construed as a release or other discharge of any of the Parent Borrower, any other Loan Party with Primary Obligations, any of the Guarantors, any other guarantor or any other Person as a “Borrower,” “Guarantor,” “Subsidiary Guarantor,” “Loan Party,” or “Grantor” under the Existing Guarantee and Collateral Agreement.

25

IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee and Collateral Agreement to be duly executed and delivered as of the date first above written.

WOLVERINE WORLD WIDE, INC., as Parent Borrower

By:
Name:
Title:

WOLVERINE OUTDOORS, INC., as a Grantor

By:
Name:
Title:

HUSH PUPPIES RETAIL, INC., as a Grantor

By:
Name:
Title:

OPEN WATER VENTURES, LLC, as a Grantor

By:
Name:
Title:

THE STRIDE RITE CORPORATION, as a Grantor

By:
Name:
Title:

WOLVERINE DISTRIBUTION, INC., as a Grantor

By:
Name:
Title:

[Signature Page to Amended and Restated U.S. Guarantee and Collateral Agreement]

SAUCONY, INC., as a Grantor

By:
Name:
Title:

SPERRY TOP-SIDER, LLC, as a Grantor

By:
Name:
Title:

KEDS, LLC, as a Grantor

By:
Name:
Title:

STRIDE RITE CHILDREN’S GROUP, LLC, as a Grantor

By:
Name:
Title:

STRIDE RITE INVESTMENT CORPORATION, as a Grantor

By:
Name:
Title:

SR HOLDINGS, LLC, as a Grantor

By:
Name:
Title:

[Signature Page to Amended and Restated U.S. Guarantee and Collateral Agreement]

SAUCONY IP HOLDINGS LLC, as a Grantor

By:
Name:
Title:

SRL, LLC, as a Grantor

By:
Name:
Title:

[Signature Page to Amended and Restated U.S. Guarantee and Collateral Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:
Name:
Title:

[Signature Page to Amended and Restated U.S. Guarantee and Collateral Agreement]

Schedule 1

NOTICE ADDRESSES OF GUARANTORS

Schedule 2

DESCRIPTION OF INVESTMENT PROPERTY

Pledged Stock:

Issuer	Class of Stock	Stock Certificate No.	No. of Shares

Pledged Notes:

Issuer	Payee	Principal Amount

Schedule 3

FILINGS AND OTHER ACTIONS

REQUIRED TO PERFECT SECURITY INTERESTS

Uniform Commercial Code Filings

[List each office where a financing statement is to be filed]

Patent and Trademark Filings

[List all filings]

Actions with respect to Pledged Stock

Other Actions

[Describe other actions to be taken]

Schedule 4

LOCATION OF JURISDICTION OF ORGANIZATION AND CHIEF EXECUTIVE OFFICE

Grantor	Jurisdiction of Organization	Location of Chief Executive Office

Schedule 5

LOCATIONS OF INVENTORY AND EQUIPMENT

Grantor	Locations

Schedule 6

COPYRIGHTS AND COPYRIGHT LICENSES

PATENTS AND PATENT LICENSES

TRADEMARKS AND TRADEMARK LICENSES

ACKNOWLEDGEMENT AND CONSENT

The undersigned hereby acknowledges receipt of a copy of the Amended and Restated U.S. Guarantee and Collateral Agreement dated as of July 13, 2015 (the “Agreement”), made by the Grantors parties thereto for the benefit of JPMorgan Chase Bank, N.A., as Administrative Agent.  The undersigned agrees for the benefit of the Administrative Agent and the Lenders as follows:

1.                                      The undersigned will be bound by the terms of the Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

2.                                      The undersigned will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 5.7(a) of the Agreement.

3.                                      The terms of Sections 6.3(c) and 6.7 of the Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 6.3(c) or 6.7 of the Agreement.

[NAME OF ISSUER]

By:
Name:
Title:

Address for Notices:

Fax:

Annex 1 to
Guarantee and Collateral Agreement

ASSUMPTION AGREEMENT, dated as of                 , 201 , made by                                (the “Additional Grantor”), in favor of JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions or entities (the “Lenders”) parties to the Credit Agreement referred to below.  All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

W I T N E S S E T H :

WHEREAS, Wolverine World Wide, Inc. (the “Parent Borrower”), the Lenders and the Administrative Agent and the other parties party thereto have entered into a Credit Agreement, dated as of July 31, 2012, as amended and restated as of October 10, 2013 and as further amended and restated as of July 13, 2015 (the “Credit Agreement”);

WHEREAS, in connection with the Credit Agreement, the Parent Borrower and certain of its Affiliates (other than the Additional Grantor) have entered into the Amended and Restated Guarantee and Collateral Agreement, dated as of July 13, 2015 (as amended, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”) in favor of the Administrative Agent for the ratable benefit of the Secured Parties;

WHEREAS, the Credit Agreement requires the Additional Grantor to become a party to the Guarantee and Collateral Agreement; and

WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement;

NOW, THEREFORE, IT IS AGREED:

1.  Guarantee and Collateral Agreement.  By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 8.14 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder.  The information set forth in Annex 1-A hereto is hereby added to the information set forth in the Schedules to the Guarantee and Collateral Agreement.  The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Guarantee and Collateral Agreement is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

2.  Governing Law.  THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GRANTOR]

By:
Name:
Title:

2

Annex 1-A to
Assumption Agreement

Supplement to Schedule 1

Supplement to Schedule 2

Supplement to Schedule 3

Supplement to Schedule 4

Supplement to Schedule 5

Supplement to Schedule 6

EXHIBIT J-1

[FORM OF] SUBSIDIARY BORROWER JOINDER AGREEMENT FOR DOMESTIC SUBSIDIARIES dated as of [  ] (this “Agreement”), among WOLVERINE WORLD WIDE, INC., (“the Company”), [                   ], a [                   ] (the “New Subsidiary Borrower”), and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

Reference is made to the Credit Agreement dated as of July 31, 2012, as amended and restated as of October 10, 2013 and as further amended and restated as of July 13, 2015 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company, the Additional Borrowers party thereto (if applicable), the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and the other agents party thereto.  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

Under the Credit Agreement, the Lenders, Issuing Lenders and Swingline Lender have agreed, upon the terms and subject to the conditions therein set forth, to make Loans and to issue Letters of Credit to the Additional Borrowers.  The Company and the New Subsidiary Borrower desire that the New Subsidiary Borrower become an Additional Borrower under the Credit Agreement pursuant to Section 10.21 thereof.  The Company and the New Subsidiary Borrower represent that the New Subsidiary Borrower is a wholly owned Subsidiary of the Company organized under the laws of [                      ] as a [        ]. The Company agrees that the guarantees of the Company and the other U.S. Loan Parties contained in the Guarantee and Collateral Agreement will apply to the Obligations of the New Subsidiary Borrower.  Upon execution of this Agreement by each of the Company, the New Subsidiary Borrower and the Administrative Agent, the New Subsidiary Borrower shall be a party to the Credit Agreement and shall constitute an “Additional Borrower” for all purposes thereof, and the New Subsidiary Borrower hereby agrees to be bound by all provisions of the Credit Agreement; provided that, in no event shall the Revolving Lenders, Issuing Lenders or Swingline Lender be required to make any Loans or issue any Letters of Credit to the New Subsidiary Borrower without prior satisfaction by the New Subsidiary Borrower of the applicable conditions precedent for Additional Borrowers that are Domestic Subsidiaries contained in Section 5.5 of the Credit Agreement.

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their authorized officers as of the date first appearing above.

WOLVERINE WORLD WIDE, INC.,

By

Name:
Title:

[NAME OF NEW SUBSIDIARY BORROWER],

By

Name:
Title:

JPMORGAN CHASE BANK, N.A., as Administrative Agent,

By

Name:
Title:

EXHIBIT J-2

[FORM OF] SUBSIDIARY BORROWER JOINDER AGREEMENT FOR FOREIGN SUBSIDIARIES dated as of [  ] (this “Agreement”), among WOLVERINE WORLD WIDE, INC., (“the Company”), [                   ], a [                   ] (the “New Foreign Subsidiary Borrower”), and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

Reference is made to the Credit Agreement dated as of July 31, 2012, as amended and restated as of October 10, 2013 and as further amended and restated as of July 13, 2015 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company, the other Additional Borrowers party thereto (if applicable), the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and the other agents party thereto.  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

Under the Credit Agreement, the Lenders, Issuing Lenders and Swingline Lender have agreed, upon the terms and subject to the conditions therein set forth, to make Loans and to issue Letters of Credit to the Additional Borrowers.  The Company and the New Foreign Subsidiary Borrower desire that the New Foreign Subsidiary Borrower become an Additional Borrower under the Credit Agreement pursuant to Section 10.21 thereof.  The Company and the New Foreign Subsidiary Borrower represent that the New Foreign Subsidiary Borrower is a wholly owned Subsidiary of the Company organized under the laws of [                      ] as a [        ]. The Company agrees that the guarantees of the Company and the other U.S. Loan Parties contained in the Guarantee and Collateral Agreement and the guarantees of the other Foreign Loan Parties contained in the Foreign Guarantee Agreement will apply to the Obligations of the New Foreign Subsidiary Borrower.  Upon execution of this Agreement by each of the Company, the New Foreign Subsidiary Borrower and the Administrative Agent, the New Foreign Subsidiary Borrower shall be a party to the Credit Agreement and shall constitute an “Additional Borrower” for all purposes thereof, and the New Foreign Subsidiary Borrower hereby agrees to be bound by all applicable provisions of the Credit Agreement; provided that, in no event shall the Revolving Lenders, Issuing Lenders or Swingline Lender be required to make any Loans or issue any Letters of Credit to the New Foreign Subsidiary Borrower without prior satisfaction by the New Foreign Subsidiary Borrower of the applicable conditions precedent for Additional Borrowers that are Foreign Subsidiaries contained in Section 5.5 of the Credit Agreement.

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their authorized officers as of the date first appearing above.

WOLVERINE WORLD WIDE, INC.,

By

Name:
Title:

[NAME OF NEW FOREIGN SUBSIDIARY BORROWER],

By

Name:
Title:

JPMORGAN CHASE BANK, N.A., as Administrative Agent,

By

Name:
Title:

2

EXHIBIT K

FOREIGN GUARANTEE AGREEMENT

made by

[                ],

as an Additional Borrower,

and the Additional Borrowers from time to time parties hereto,

in favor of

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent

Dated as of [  ]

i

SCHEDULES

Schedule 1            Notice Addresses

ii

FOREIGN GUARANTEE AGREEMENT

FOREIGN GUARANTEE AGREEMENT, dated as of [  ], made by each of the signatories hereto, in favor of JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions or entities (the “Lenders”) from time to time parties to the Credit Agreement, dated as of July 31, 2012, as amended and restated as of July [13], 2015 (as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Wolverine World Wide, Inc. (the “Parent Borrower”), the Lenders and the Administrative Agent.

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the lenders thereunder made extensions of credit to the Borrowers;

WHEREAS, the Credit Agreement has been amended and restated, and all obligations, liabilities, indebtedness and liens created by the Credit Agreement are continued unimpaired and in full force and effect pursuant to the Credit Agreement;

WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make extensions of credit to the Parent Borrower and the other Borrowers upon the terms and subject to the conditions set forth therein;

WHEREAS, the Parent Borrower is a member of an affiliated group of companies that includes each other Guarantor;

WHEREAS, the proceeds of the extensions of credit under the Credit Agreement will be used in part to enable the Parent Borrower to make valuable transfers to one or more of the other Guarantors in connection with the operation of their respective businesses;

WHEREAS, the Parent Borrower and the other Guarantors are engaged in related businesses, and each Guarantor will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement; and

WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective extensions of credit to any Additional Borrower that is a Foreign Subsidiary under the Credit Agreement that the Guarantors shall have executed and delivered this Agreement (as defined below) to the Administrative Agent for the ratable benefit of the Secured Parties;

NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Additional Borrowers under the Credit Agreement, each Guarantor hereby agrees with the Administrative Agent, for the ratable benefit of the Secured Parties, as follows:

SECTION 1          DEFINED TERMS

1.1          Definitions.  (a)  Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

(b)           The following terms shall have the following meanings:

“Agreement”:  this Foreign Guarantee Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

“Borrowers”: the Parent Borrower and the Additional Borrowers.

“Guarantor Obligations”:  with respect to any Guarantor, all obligations and liabilities of such Guarantor which may arise under or in connection with this Agreement (including, without limitation, Section 2) whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by such Guarantor pursuant to the terms of this Agreement).  Notwithstanding anything in the Loan Documents to the contrary, no Excluded Foreign Subsidiary shall be liable for (or provide collateral security for) any Obligations or Guarantee Obligations of any U.S. Person (including any Guarantee Obligations with respect thereto).  For the avoidance of doubt, the Guarantor Obligations shall not include any obligations of any Loan Party that is not a Foreign Loan Party.

“Guarantors”:  the collective reference to each Foreign Loan Party signatory hereto; provided that each Foreign Loan Party shall be considered a Guarantor only with respect to the Primary Obligations of any other Foreign Loan Party.

“Obligations”:  with respect to any Foreign Loan Party, the collective reference to its Primary Obligations and Guarantor Obligations.  For the avoidance of doubt, the Obligations shall not include any obligations of any Loan Party that is not a Foreign Loan Party.

“Primary Obligations”:  with respect to any Foreign Loan Party, the collective reference to the unpaid principal of and interest on the Loans and Reimbursement Obligations and all other obligations and liabilities of such Foreign Loan Party (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and Reimbursement Obligations and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to such Foreign Loan Party, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to the Administrative Agent or any Lender (or, in the case of any Specified Swap Agreement or any Specified Cash Management Agreement, any affiliate of any Lender), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, the other Loan Documents (other than this Agreement), any Letter of Credit, any Specified Swap Agreement, any Specified Cash Management Agreement or any other document made, delivered or given in connection with any of the foregoing, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by such Foreign Loan Party pursuant to the terms of any of the foregoing agreements); provided, that for purposes of determining any Guarantor Obligations of any Guarantor under this Agreement, the definition of “Primary Obligations” shall not create any guarantee by any Guarantor of any Excluded Swap Obligations of such Guarantor.  For the avoidance of doubt, the Primary Obligations shall not include any obligations of any Loan Party that is not a Foreign Loan Party.

“Qualified Keepwell Provider”:  in respect of any Swap Obligation, each Foreign Loan Party that, at the time the relevant guarantee (or grant of the relevant security interest, as applicable), becomes effective with respect to such Swap Obligation, has total assets exceeding $10,000,000 or otherwise constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract

2

participant” with respect to such Swap Obligation at such time by entering into a keepwell or guarantee pursuant to Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Secured Parties”:  the collective reference to the Administrative Agent, the Foreign Currency Agents, the Swingline Lender, the Lenders and any affiliate of any Lender to which Primary Obligations or Guarantor Obligations, as applicable, are owed.

1.2          Other Definitional Provisions.  (a)  The words “hereof,” “herein”, “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

(b)           The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

SECTION 2          GUARANTEE

2.1          Guarantee.  (a)  Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Administrative Agent, for the ratable benefit of the Secured Parties and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the other Foreign Loan Parties when due (whether at the stated maturity, by acceleration or otherwise) of the Primary Obligations of such other Foreign Loan Parties (other than, with respect to any Guarantor, any Excluded Swap Obligations of such Guarantor).

(b)           Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable local laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 2.2).

(c)           Each Guarantor agrees that the Primary Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Administrative Agent or any Lender hereunder.

(d)           The guarantee contained in this Section 2 shall remain in full force and effect until all the Primary Obligations and the obligations of each Guarantor under the guarantee contained in this Section 2 shall have been satisfied by payment in full, no Letter of Credit shall be outstanding and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement the Foreign Loan Parties may be free from any Primary Obligations.

(e)           No payment made by the Borrowers, any other Foreign Loan Party with Primary Obligations, any of the Guarantors, any other guarantor or any other Person or received or collected by the Administrative Agent or any Lender from the Borrowers, any other Foreign Loan Party with Primary Obligations, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Primary Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Primary Obligations or any payment received or collected from such Guarantor in respect of the Primary Obligations), remain liable for the Primary Obligations up to the maximum liability of such Guarantor hereunder until the Primary Obligations are paid in full, no Letter of Credit shall be outstanding and the Commitments are terminated.

3

(f)            Anything herein or in any other Loan Document to the contrary notwithstanding, the guarantee contained in this Section 2 does not apply to any liability to the extent that it would result in such guarantee constituting unlawful financial assistance within the meaning of sections 678 or 679 of the Companies Act of 2006 (United Kingdom).

2.2          Right of Contribution.  Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment.  Each Guarantor’s right of contribution shall be subject to the terms and conditions of Section 2.3.  The provisions of this Section 2.2 shall in no respect limit the obligations and liabilities of any Guarantor to the Administrative Agent and the Lenders, and each Guarantor shall remain liable to the Administrative Agent and the Lenders for the full amount guaranteed by such Guarantor hereunder.

2.3          No Subrogation.  Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by the Administrative Agent or any Lender, no Guarantor shall be entitled to be subrogated to any of the rights of the Administrative Agent or any Lender against any Borrower, any other Foreign Loan Party with Primary Obligations or any other Guarantor or any collateral security or guarantee or right of offset held by the Administrative Agent or any Lender for the payment of the Primary Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from any Borrower, any other Foreign Loan Party with Primary Obligations or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Administrative Agent and the Lenders by the Foreign Loan Parties on account of the Primary Obligations are paid in full, no Letter of Credit shall be outstanding and the Commitments are terminated.  If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Primary Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Administrative Agent and the Lenders, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Administrative Agent, if required), to be applied against the Primary Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine.

2.4          Amendments, etc. with respect to the Primary Obligations.  Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Primary Obligations made by the Administrative Agent or any Lender may be rescinded by the Administrative Agent or such Lender and any of the Primary Obligations continued, and the Primary Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or any Lender, and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders or all Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Administrative Agent or any Lender for the payment of the Primary Obligations may be sold, exchanged, waived, surrendered or released.  Neither the Administrative Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Primary Obligations or for the guarantee contained in this Section 2 or any property subject thereto.

2.5          Guarantee Absolute and Unconditional.  Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Primary Obligations and notice of or proof of

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reliance by the Administrative Agent or any Lender upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Primary Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between the Foreign Loan Parties, on the one hand, and the Administrative Agent and the Lenders, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2.  Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon any Borrower, any other Foreign Loan Party with Primary Obligations or any of the Guarantors with respect to the Primary Obligations.  Each Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Primary Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by any Borrower or any other Person against the Administrative Agent or any Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Parent Borrower, any other Foreign Loan Party with Primary Obligations or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Foreign Loan Parties for the Primary Obligations, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance.  When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Administrative Agent or any Lender may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against any Borrower, any other Foreign Loan Party with Primary Obligations, any other Guarantor or any other Person or against any collateral security or guarantee for the Primary Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any Lender to make any such demand, to pursue such other rights or remedies or to collect any payments from any Borrower, any other Foreign Loan Party with Primary Obligations, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of any such Borrower, any other Foreign Loan Party with Primary Obligations, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent or any Lender against any Guarantor.  For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

2.6          Reinstatement.  The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Primary Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Borrower, any other Foreign Loan Party with Primary Obligations or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any Borrower, any other Foreign Loan Party with Primary Obligations or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

2.7          Payments.  Each Guarantor hereby guarantees that payments hereunder will be paid to the Administrative Agent without set-off or counterclaim in Dollars at the Funding Office.

2.8          Keepwell. Each Qualified Keepwell Provider hereby jointly and severally absolutely, unconditionally, and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Foreign Loan Party to honor all of its obligations under this guarantee in respect of any Swap Obligation (provided, however, that each Qualified Keepwell Provider shall only be

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liable under this Section 2.8 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 2.8, or otherwise under this guarantee, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount).  The obligations of each Qualified Keepwell Provider under this Section 2.8 shall remain in full force and effect until the Guarantor Obligations shall have been satisfied by payment in full, no Letter of Credit shall be outstanding and the Commitments shall be terminated. Each Qualified Keepwell Provider intends that this Section 2.8 constitute, and this Section 2.8 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Foreign Loan Party for all purposes of section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

SECTION 3          [RESERVED]

SECTION 4          REPRESENTATIONS AND WARRANTIES

Each Guarantor makes to the Administrative Agent and the Lenders the representations and warranties set forth with respect to such Guarantor in Section 4 of the Credit Agreement, which representations and warranties are incorporated by reference in this Agreement, mutatis mutandis, all of which survive the execution and delivery of this Agreement and the making of the Loans and issuance of the Letters of Credit.

SECTION 5          COVENANTS

Until the Guarantor Obligations shall have been satisfied by payment in full, no Letter of Credit shall be outstanding and the Commitments shall be terminated, each Guarantor agrees that it will comply with the covenants set forth in Sections 6 and 7 of the Credit Agreement which are applicable to such Guarantor, which covenants are incorporated by reference in this Agreement, mutatis mutandis.

SECTION 6          REMEDIAL PROVISIONS

6.1          [Reserved].

6.2          [Reserved].

6.3          [Reserved].

6.4          [Reserved].

6.5          Application of Proceeds.  At such intervals as may be agreed upon by the Parent Borrower and the Administrative Agent, or, if an Event of Default shall have occurred and be continuing, at any time at the Administrative Agent’s election, the Administrative Agent may apply all and any proceeds of the guarantee set forth in Section 2 in payment of the Obligations in the following order:

First, to pay incurred and unpaid fees and expenses of the Administrative Agent under the Loan Documents;

Second, to the Administrative Agent, for application by it towards payment of amounts then due and owing and remaining unpaid in respect of the Obligations of the Foreign Loan Parties, pro rata among the Secured Parties according to the amounts of the Obligations of the Foreign Loan Parties then due and owing and remaining unpaid to the Secured Parties;

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Third, to the Administrative Agent, for application by it towards prepayment of the Obligations of the Foreign Loan Parties, pro rata among the Secured Parties according to the amounts of the Obligations of the Foreign Loan Parties then held by the Secured Parties; and

Fourth, any balance remaining after the Obligations of the Foreign Loan Parties shall have been paid in full, no Letters of Credit shall be outstanding and the Commitments shall have terminated shall be paid over to the Parent Borrower or to whomsoever may be lawfully entitled to receive the same.

Notwithstanding the foregoing, no amounts received from any Guarantor shall be applied to any Excluded Swap Obligations of such Guarantor.

SECTION 7          THE ADMINISTRATIVE AGENT

7.1          Administrative Agent’s Appointment as Attorney-in-Fact, etc.  (a)  Each Guarantor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Guarantor and in the name of such Guarantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement.

Anything in this Section 7.1(a) to the contrary notwithstanding, the Administrative Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 7.1(a) unless an Event of Default shall have occurred and be continuing.

(b)           If any Guarantor fails to perform or comply with any of its agreements contained herein, the Administrative Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

(c)           The expenses of the Administrative Agent incurred in connection with actions undertaken as provided in this Section 7.1, together with interest thereon at a rate per annum equal to the highest rate per annum at which interest would then be payable on any category of past due ABR Loans under the Credit Agreement, from the date of payment by the Administrative Agent to the date reimbursed by the relevant Guarantor, shall be payable by such Guarantor to the Administrative Agent on demand.

(d)           Each Guarantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof.  All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

SECTION 8          MISCELLANEOUS

8.1          Amendments in Writing.  None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 10.1 of the Credit Agreement.

8.2          Notices.  All notices, requests and demands to or upon the Administrative Agent or any Guarantor hereunder shall be effected in the manner provided for in Section 10.2 of the Credit Agreement; provided that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on Schedule 1.

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8.3          No Waiver by Course of Conduct; Cumulative Remedies.  Neither the Administrative Agent nor any Lender shall by any act (except by a written instrument pursuant to Section 8.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default.  No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof.  No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  A waiver by the Administrative Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Lender would otherwise have on any future occasion.  The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

8.4          Enforcement Expenses; Indemnification.  (a)  Each Guarantor agrees to pay or reimburse each Lender and the Administrative Agent for all its costs and expenses incurred in collecting against such Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement, including, without limitation, any such fees and disbursements of counsel (including the allocated fees and expenses of in-house counsel) to each Lender and of counsel to the Administrative Agent.

(b)           Each Guarantor agrees to pay, and to save the Administrative Agent and the Lenders harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Parent Borrower would be required to do so pursuant to Section 10.5 of the Credit Agreement.

(c)           The agreements in this Section 8.4 shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents.

8.5          Successors and Assigns.  This Agreement shall be binding upon the successors and assigns of each Guarantor and shall inure to the benefit of the Administrative Agent and the Lenders and their successors and assigns; provided that no Guarantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent.

8.6          Set-Off.  In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without notice to any Guarantor, any such notice being expressly waived by each Guarantor to the extent permitted by applicable law, upon any Obligations becoming due and payable by any Guarantor (whether at the stated maturity, by acceleration or otherwise), to apply to the payment of such Obligations, by setoff or otherwise, any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender, any affiliate thereof or any of their respective branches or agencies to or for the credit or the account of such Guarantor; provided further, that to the extent prohibited by applicable law as described in the definition of “Excluded Swap Obligation,” no amounts set off with respect to any Guarantor shall be applied to any Excluded Swap Obligations of such Guarantor.  Each Lender agrees promptly to notify the relevant Guarantor and the Administrative Agent after any such application made by such Lender, provided that the failure to give such notice shall not affect the validity of such application.

8.7          Counterparts.  This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by email or telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

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8.8          Severability.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8.9          Section Headings.  The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

8.10        Integration.  This Agreement and the other Loan Documents represent the agreement of the Guarantors, the Administrative Agent and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents.

8.11        GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

8.12        Submission To Jurisdiction; Waivers.  Each Guarantor hereby irrevocably and unconditionally:

(a)           submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the courts of the State of New York in the Borough of Manhattan, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof; provided, that nothing contained herein or in any other Loan Document will prevent any Lender or the Administrative Agent from bringing any action to enforce any award or judgment or exercise any right under this Agreement in any other forum in which jurisdiction can be established;

(b)           consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c)           agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Guarantor at its address referred to in Section 8.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

(d)           agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(e)           waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

8.13        Acknowledgements.  Each Guarantor hereby acknowledges that:

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(a)           it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

(b)           neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to any Guarantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Guarantors, on the one hand, and the Administrative Agent and Lenders, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c)           no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Guarantors and the Lenders.

8.14        Additional Guarantors.  Each Additional Borrower that is a Foreign Subsidiary of the Parent Borrower that is required to become a party to this Agreement pursuant to Section 5.5(a) of the Credit Agreement shall become a Guarantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an assumption agreement (an “Assumption Agreement”) in the form of Annex 1 hereto.

8.15        Releases.  (a)  At such time as the Obligations (other than Obligations in respect of Specified Swap Agreements and Specified Cash Management Agreements) shall have been paid in full (other than contingent indemnification obligations), the Commitments have been terminated and no Letters of Credit shall be outstanding, this Agreement and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Guarantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party.  At the request and sole expense of any Guarantor following any such termination, the Administrative Agent shall execute and deliver to such Guarantor such documents as such Guarantor shall reasonably request to evidence such termination.

(b)           At the request and sole expense of the Parent Borrower, a Guarantor shall be released from its obligations hereunder in the event that all the Capital Stock of such Guarantor shall be sold, transferred or otherwise disposed of in a transaction permitted by the Credit Agreement or such Guarantor ceases to be an Additional Borrower under and pursuant to the terms of the Credit Agreement; provided that the Parent Borrower shall have delivered to the Administrative Agent, at least five Business Days prior to the date of the proposed release, a written request for release identifying the relevant Guarantor and the terms of the sale or other disposition or other occurrence in reasonable detail, including in the case of a sale of the Capital Stock of such Guarantor the price thereof and any expenses in connection therewith, together with a certification by the Parent Borrower stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents.

8.16        WAIVER OF JURY TRIAL.  EACH GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

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IN WITNESS WHEREOF, each of the undersigned has caused this Foreign Guarantee Agreement to be duly executed and delivered as of the date first above written.

[ ]

By:
Name:
Title:

[Signature Page to Foreign Guarantee Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent

Name:
Title:

[Signature Page to Foreign Guarantee Agreement]

Schedule 1

NOTICE ADDRESSES OF GUARANTORS

ACKNOWLEDGEMENT AND CONSENT

The undersigned hereby acknowledges receipt of a copy of the Foreign Guarantee Agreement dated as of        , 2015 (the “Agreement”), made by the Guarantors parties thereto for the benefit of JPMorgan Chase Bank, N.A., as Administrative Agent.  The undersigned agrees for the benefit of the Administrative Agent and the Lenders as follows:

The undersigned will be bound by the terms of the Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

[NAME OF GUARANTOR]

By:
Name:
Title:

Address for Notices:

Fax:

Annex 1 to
Foreign Guarantee Agreement

ASSUMPTION AGREEMENT, dated as of                 , 201 , made by                                (the “Additional Guarantor”), in favor of JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions or entities (the “Lenders”) parties to the Credit Agreement referred to below.  All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

W I T N E S S E T H :

WHEREAS, Wolverine World Wide, Inc. (the “Parent Borrower”), the Lenders and the Administrative Agent and the other parties party thereto have entered into a Credit Agreement, dated as of July 31, 2012, as amended and restated as of October 10, 2013 and as further amended and restated as of July 13, 2015 (the “Credit Agreement”);

WHEREAS, in connection with the Credit Agreement, the Foreign Loan Parties have entered into the Foreign Guarantee Agreement, dated as of [  ] (as amended, supplemented or otherwise modified from time to time, the “Foreign Guarantee Agreement”) in favor of the Administrative Agent for the ratable benefit of the Secured Parties; and

WHEREAS, the Additional Guarantor has agreed to execute and deliver this assumption agreement (this “Assumption Agreement”) in order to become a party to the Foreign Guarantee Agreement;

NOW, THEREFORE, IT IS AGREED:

1.  Foreign Guarantee Agreement.  By executing and delivering this Assumption Agreement, the Additional Guarantor, as provided in Section 8.14 of the Foreign Guarantee Agreement, hereby becomes a party to the Foreign Guarantee Agreement as a Guarantor thereunder with the same force and effect as if originally named therein as a Guarantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Guarantor thereunder.  The information set forth in Annex 1-A hereto is hereby added to the information set forth in the Schedules to the Foreign Guarantee Agreement.  The Additional Guarantor hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Foreign Guarantee Agreement is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

2.  Governing Law.  THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GUARANTOR]

By:
Name:
Title:

[Signature Page to Assumption Agreement to Foreign Guarantee Agreement]

2

Annex 1-A to
Assumption Agreement

Supplement to Schedule 1